VARIABLE ANNUITY ACCOUNT C


          AetnaPlus--Group Variable Annuity Contracts for Tax-Deferred
                       Annuity Plans (Section 403(b)) and
                   Defined Contribution Plans (Section 401(a))


                May 1, 1998 Supplement to May 1, 1998 Prospectus


                        St. John's Regional Health Center

The following is a negotiated provision regarding the deferred sales charge applicable to the St. John's Regional Health Center tax-deferred annuity plan. (See "Deferred Sales Charge--Reduction or Elimination of the Deferred Sales Charge.")

       Participants may withdraw up to 10% of the current Account Value annually without a deferred sales charge. This applies only to the first partial withdrawal in each calendar year. The 10% partial withdrawal amount will be calculated using the Account Value on the date of the withdrawal request. This provision is available to all Participants up to age 70-1/2 (instead of between the ages of 59-1/2 and 70-1/2). Any loans outstanding on a 403(b) Account are excluded from the Account Value when calculating the 10% partial withdrawal amount. This provision is not applicable to a full withdrawal of the Account. It is also not applicable to a partial withdrawal due to loan defaults.




Form No. XCS.75964-98SJ

                           VARIABLE ANNUITY ACCOUNT C


                 AetnaPlus--Group Variable Annuity Contracts For
                   Tax-Deferred Annuity Plans (Section 403(b))


                May 1, 1998 Supplement to May 1, 1998 Prospectus


                                Suburban Hospital

  The following is a negotiated provision regarding the deferred sales charge applicable to the Suburban Hospital tax-deferred annuity plan. (See "Deferred Sales Charge--Reduction or Elimination of the Deferred Sales Charge.")

       In addition to the exceptions listed in this Prospectus for 403(b) Plans, no deferred sales charge will be deducted from any Account Value which is withdrawn due to the Participant's separation from service. (The Contract Holder must submit documentation satisfactory to the Company confirming the Participant is no longer providing services to the employer.)




Form No. XCS.75964-98SH

                                  PROSPECTUS
================================================================================

The Contracts offered in connection with this Prospectus are group and individual deferred variable annuity contracts ("Contracts") issued by Aetna Life Insurance and Annuity Company (the "Company"). The Contracts are available for public school systems and certain tax-exempt (Section 501(c)(3)) organizations for their employees under Section 403(b) of the Internal Revenue Code of 1986 as amended ("Code"), and for qualified defined contribution plans under Section 401(a) of the Code. (See "Purchase.")

The Contracts provide that contributions may be allocated to one or more of the Credited Interest Options or to one or more of the Subaccounts of Variable Annuity Account C, a separate account of the Company. The Subaccounts invest directly in shares of the following Funds:


[bullet] Aetna Ascent VP (formerly Aetna Ascent Variable Portfolio) [bullet] Aetna Balanced VP, Inc. (formerly Aetna Investment Advisers Fund,
         Inc.)
[bullet] Aetna Income Shares d/b/a Aetna Bond VP
[bullet] Aetna Crossroads VP (formerly Aetna Crossroads Variable Portfolio) [bullet] Aetna Growth VP (formerly Aetna Variable Growth Portfolio) [bullet] Aetna Variable Fund d/b/a Aetna Growth and Income Fund VP
[bullet] Aetna High Yield VP
[bullet] Aetna Index Plus Large Cap VP (formerly Aetna Variable Index Plus
         Portfolio)
[bullet] Aetna Index Plus Mid Cap VP
[bullet] Aetna Index Plus Small Cap VP
[bullet] Aetna International VP
[bullet] Aetna Legacy VP (formerly Aetna Legacy Variable Portfolio) [bullet] Aetna Variable Encore Fund d/b/a Aetna Money Market VP
[bullet] Aetna Real Estate Securities VP
[bullet] Aetna Small Company VP (formerly Aetna Variable Small Company
         Portfolio)
[bullet] Aetna Value Opportunity VP (formerly Aetna Variable Capital
         Appreciation Portfolio)
[bullet] Calvert Social Balanced Portfolio (formerly Calvert Responsibly
         Invested Balanced Portfolio)
[bullet] Fidelity VIP II Contrafund Portfolio
[bullet] Fidelity VIP Equity-Income Portfolio
[bullet] Fidelity VIP Growth Portfolio
[bullet] Fidelity VIP Overseas Portfolio
[bullet] Janus Aspen Aggressive Growth Portfolio
[bullet] Janus Aspen Balanced Portfolio
[bullet] Janus Aspen Flexible Income Portfolio
[bullet] Janus Aspen Growth Portfolio
[bullet] Janus Aspen Worldwide Growth Portfolio
[bullet] Lexington Natural Resources Trust*
[bullet] Oppenheimer Global Securities Fund
[bullet] Oppenheimer Strategic Bond Fund
[bullet] Portfolio Partners MFS Emerging Equities Portfolio
[bullet] Portfolio Partners MFS Research Growth Portfolio
[bullet] Portfolio Partners MFS Value Equity Portfolio
[bullet] Portfolio Partners Scudder International Growth Portfolio
[bullet] Portfolio Partners T. Rowe Price Growth Equity Portfolio

*This Fund is only available for investment by Participants who established an Account under the Contract before May 1, 1998. As soon as all such Participants have redirected their allocations to other investment options, the Fund will be closed to all new investment (except reinvested dividends and capital gains earned on amounts already invested in the Fund through the Separate Account and loan repayments automatically deposited into the Fund pursuant to the Company's loan repayment procedures).


The Credited Interest Options currently available under the Contract are the Guaranteed Accumulation Account, the Fixed Account and the Fixed Plus Account. Except as specifically mentioned, this Prospectus describes only investments through the Separate Account. A brief description of each of the Credited Interest Options is contained in Appendices to this Prospectus. Additional information concerning the Guaranteed Accumulation Account is contained in a separate prospectus.

Availability of the Funds and the Credited Interest Options is subject to applicable regulatory authorization. Not all Funds or Credited Interest Options may be available in all jurisdictions, under all Contracts or in all Plans. Please check with your employer to determine option availability. (See "Investment Options.")

This Prospectus provides investors with the information that they should know about the Separate Account before investing in the Contract. Additional information about the Separate Account is contained in a Statement of Additional Information ("SAI") which is available at no charge. The SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents for the SAI is printed on page 22 of this Prospectus. An SAI may be obtained by indicating the request on the Enrollment Materials or on the prospectus receipt contained in this Prospectus, or by calling the number listed under the "Inquiries" section of the Prospectus Summary. You may also obtain an SAI for any of the Funds by calling that phone number.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS AND THE GUARANTEED ACCUMULATION ACCOUNT. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION ARE DATED MAY 1,
1998.

                               TABLE OF CONTENTS
================================================================================


DEFINITIONS ................................................. DEFINITIONS - 1
PROSPECTUS SUMMARY ..........................................     SUMMARY - 1
FEE TABLE ...................................................   FEE TABLE - 1
CONDENSED FINANCIAL INFORMATION ..........................................  1
THE COMPANY ..............................................................  1
VARIABLE ANNUITY ACCOUNT C ...............................................  1
INVESTMENT OPTIONS .......................................................  1
   The Funds .............................................................  1
   Credited Interest Options .............................................  5
PURCHASE .................................................................  5
   Contract Availability .................................................  5
   Purchasing Interests in the Contract ..................................  6
   Purchase Payments .....................................................  6
   Transfer Credits ......................................................  6
   Right to Cancel .......................................................  6
CHARGES AND DEDUCTIONS ...................................................  6
   Daily Deductions from the Separate Account ............................  6
   Maintenance Fee .......................................................  7
   Deferred Sales Charge .................................................  8
   Deferred Sales Charge Schedule for GAA for New York Contracts .........  9
   Fund Expenses ......................................................... 10
   Premium and Other Taxes ............................................... 10
CONTRACT VALUATION ....................................................... 10
   Account Value ......................................................... 10
   Accumulation Units .................................................... 10
   Net Investment Factor ................................................. 10
TRANSFERS ................................................................ 11
   Telephone Transfers ................................................... 11
   Dollar Cost Averaging Program ......................................... 11
WITHDRAWALS .............................................................. 11
   Reinvestment Privilege ................................................ 12
CONTRACT LOANS ........................................................... 13
SYSTEMATIC DISTRIBUTION OPTIONS .......................................... 13
DEATH BENEFIT DURING ACCUMULATION PERIOD ................................. 13
ANNUITY PERIOD ........................................................... 14
   Annuity Period Elections .............................................. 14
   Annuity Options ....................................................... 14
   Annuity Payments ...................................................... 15
   Charges Deducted During the Annuity Period ............................ 15
   Death Benefit Payable During the Annuity Period ....................... 15
TAX STATUS ............................................................... 16
   Introduction .......................................................... 16
   Taxation of the Company ............................................... 16

   Contracts Used with Certain Retirement Plans ............. 16
MISCELLANEOUS ............................................... 19
   Distribution ............................................. 19
   Delay or Suspension of Payments .......................... 19
   Performance Reporting .................................... 19
   Voting Rights ............................................ 20
   Changes in Beneficiary Designations ...................... 20
   Modification of the Contract ............................. 20
   Legal Matters and Proceedings ............................ 20
   Year 2000 ................................................ 20
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION ......... 22
APPENDIX I--GUARANTEED ACCUMULATION ACCOUNT ................. 24
APPENDIX II--THE FIXED ACCOUNT .............................. 25
APPENDIX III--THE FIXED PLUS ACCOUNT ........................ 26
APPENDIX IV--CONDENSED FINANCIAL INFORMATION ................ 28



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY PERSON TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING CONTAINED IN THIS PROSPECTUS EXCEPT AS OTHERWISE CONTAINED HEREIN.

                                  DEFINITIONS
================================================================================

The following terms are defined as they are used in this Prospectus:

Account: A record which identifies contract values accumulated on behalf of each Participant during the Accumulation Period. One or more Accounts may be established for each Participant.

Account Value: The total dollar value of amounts held in an Account as of each Valuation Date during the Accumulation Period.

Account Year: A period of twelve months measured from the date on which an Account is established (the effective date) or from an anniversary of such effective date.

Accumulation Period: The period during which Purchase Payment(s) credited to an Account are invested to fund future annuity payments.

Accumulation Unit: A measure of the value of each Subaccount before annuity payments begin.

Annuitant: The person on whose life or life expectancy the annuity payments are based.

Annuity: A series of payments for life, a definite period or a combination of the two.

Annuity Date: The date on which annuity payments begin.

Annuity Period: The period during which annuity payments are made.

Annuity Unit: A measure of the value of each Subaccount selected during the Annuity Period.

Beneficiary(ies): The person(s) entitled to receive any death benefit upon death of the Participant.

Code: Internal Revenue Code of 1986, as amended.

Company (We, Us): Aetna Life Insurance and Annuity Company.

Contract: The group and individual deferred, variable annuity contracts offered by this Prospectus.

Contract Holder: The person or entity to whom the Contract is issued. The Contract Holder of a group Contract is usually the employer; the Contract Holder of an individual Contract is the Participant.

Credited Interest Options: The fixed interest options under the Contract. The Credited Interest Options currently consist of the Guaranteed Accumulation Account, the Fixed Account and the Fixed Plus Account, each of which is described in an Appendix to this Prospectus. Amounts allocated to the Credited Interest Options are included in the Account Value.

Enrollment Materials: An application for an individual contract or an enrollment form for participation under a group contract.

Fund(s): An open-end registered management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Contract.

Home Office: The Company's principal executive offices located at 151 Farmington Avenue, Hartford, Connecticut 06156.

Participant (You): A person participating in a Plan maintained by an eligible organization.

Plan(s): Tax-deferred annuity plans established under Section 403(b) of the Code for employees of public school systems and certain tax-exempt organizations (Section 501(c)(3) organizations), and defined contribution plans established under Section 401(a) of the Code.

Purchase Payment(s): The gross payment(s) made to the Company under a Contract.


--------------------------------------------------------------------------------
                                DEFINITIONS - 1

Purchase Payment Periods: For "Installment Purchase Payment Accounts," the period of time for completion of the agreed upon annual number and amount of Purchase Payments. For example, if it is determined that the Purchase Payment Period will consist of 12 payments per year and only 11 payments are made, the Purchase Payment Period is not completed until the twelfth Purchase Payment is made.

Separate Account: Variable Annuity Account C, a separate account established by the Company for the purpose of funding variable annuity contracts issued by the Company.

Subaccount(s): The portion of the assets of the Separate Account that is allocated to a particular Fund. Each Subaccount invests in the shares of only one corresponding Fund.

Valuation Date: The date and time at which the Accumulation Unit Value and Annuity Unit Value of a Subaccount is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange is open.


--------------------------------------------------------------------------------
                                DEFINITIONS - 2

                              PROSPECTUS SUMMARY
================================================================================

CONTRACTS OFFERED

     The Contracts offered in connection with this Prospectus are group and individual deferred variable annuity contracts issued by Aetna Life Insurance and Annuity Company (the "Company"). The purpose of the Contract is to accumulate values and to provide benefits upon retirement. The Contracts are available for public school systems and certain tax-exempt (Section 501(c)(3)) organizations for their employees under Section 403(b) of the Code, and for qualified defined contribution plans under Section 401(a) of the Code.

CONTRACT PURCHASE

     The Contract may be purchased by eligible organizations on behalf of a group made up of their employees. The individual contracts may be purchased by individuals under Plans that permit such purchase. Eligible employees may participate in the Contract by completing the Enrollment Materials (and any other required forms) and submitting them to the Company in good order. Purchase Payments can be applied to the Contract either through a lump-sum transfer from a pre-existing plan or through periodic salary reductions or employer contributions. (See "Purchase.")

FREE LOOK PERIOD


     Participation under the Contract may be canceled within 10 days (longer if required by state law) after You receive the Contract or other document evidencing your interest in the Contract by returning it to the Company along with a written notice of cancellation. Unless state law requires otherwise, the amount you will receive upon cancellation will reflect the investment performance of the Subaccounts into which your Purchase Payments were deposited. The amount refunded may be more or less than the amount of your Purchase Payments. (See "Purchase--Right to Cancel.")


INVESTMENT OPTIONS


     The Company has established Variable Annuity Account C, a registered unit investment trust, for the purpose of funding the variable portion of the Contracts. The Separate Account is divided into Subaccounts which invest directly in shares of the Funds described herein, as designated by the Participant. The Contract allows investment in any of the Subaccounts, as well as in the Credited Interest Options described below subject to the limitations described in "Investment Options". The total number of investment options that may be selected at any one time is limited. For a complete list of the Funds available under the Contracts, a description of the investment objectives of each of the Funds and their investment advisers, and a description of the limitations on the number of investment options, see "Investment Options--The Funds" in this Prospectus, as well as the prospectuses for each of the Funds.


     The Contract also provides for investment in Credited Interest Options which allow you to earn fixed rates of interest. The fixed options available under the Contract are the Guaranteed Accumulation Account ("GAA"), the Fixed Account, and the Fixed Plus Account. (See the Appendices to this Prospectus.)

CHARGES AND DEDUCTIONS

     Certain charges are associated with these Contracts. These charges include daily deductions from the Separate Account (the mortality and expense risk charges and an administrative charge), as well as any annual maintenance fee and premium and other taxes. The Funds also incur certain fees and expenses which are deducted directly from the Funds. A deferred sales charge may apply upon a full or partial withdrawal of the Account Value. (See the Fee Table and "Charges and Deductions.")

TRANSFERS

     Prior to the Annuity Date, and subject to certain limitations, Account Values may be transferred among the Subaccounts and the Credited Interest Options without charge. Transfers can be requested in writing or by telephone in accordance with the Company's transfer procedures. (See the Appendices for a full description of the restrictions applicable to transfers from the Credited Interest Options.) (See "Transfers.")


--------------------------------------------------------------------------------
                                  SUMMARY - 1

WITHDRAWALS


     All or a part of the Account Value may be withdrawn prior to the Annuity Date, subject to Plan provisions, by properly completing a disbursement form and sending it to the Company. Limitations apply to withdrawals from the Fixed Plus Account. Certain charges may be assessed upon withdrawal. The withdrawal may also be subject to income tax and a federal tax penalty. The Code restricts full and partial withdrawals in some circumstances. (See "Withdrawals.")

     The Contract also offers certain Systematic Distribution Options during the Accumulation Period to persons meeting certain criteria. Systematic
Distribution Options are not available in all states and may not be suitable in every situation. (See "Systematic Distribution Options.")


LOANS

     Participants under Section 403(b) Plans may request a loan from their Account Value at any time during the Accumulation Period. Loans are not available from Contracts issued under Section 401(a) Plans. (See "Contract Loans.")

DEATH BENEFIT

     A death benefit is payable if the Participant dies before the Annuity Date. Death benefit proceeds will be paid to the Beneficiary in an amount equal to the Account Value. Until the election of a method of payment, the Account Value will remain invested under the Contract. The Beneficiary may elect to receive the proceeds in a lump sum or under any of the payment options available under the Contract. However, the Code requires that distributions begin within a certain time period. (See "Death Benefit During Accumulation Period.")

     After Annuity Payments have commenced, a death benefit may be payable to the Beneficiary depending upon the terms of the Contract and the Annuity Option selected. (See "Death Benefit Payable During the Annuity Period.")

THE ANNUITY PERIOD


     On the Annuity Date, you may elect to begin receiving Annuity Payments which may be made on either a fixed, variable or combination fixed and variable basis. If a variable Annuity is selected, the payments will vary with the investment performance of the Subaccount(s) selected. The Company reserves the right to limit the number of Subaccounts that may be available during the Annuity Period. (See "Annuity Period.")


TAXES

     Contributions and earnings are not generally taxed until you or your beneficiary(ies) actually receive a distribution from the Contract. A 10% federal tax penalty and a 20% withholding for income tax may be imposed on certain withdrawals. (See "Tax Status.")

INQUIRIES

     Questions, inquiries or requests for additional information can be directed to your agent or local representative, or you may contact the Company as follows:

   [bullet] Write to:               Aetna Life Insurance and Annuity Company
                                    151 Farmington Avenue
                                    Hartford, Connecticut 06156-1277
                                    Attention: Customer Service

   [bullet] Call Customer Service:  1-800-525-4225 (for automated transfers or changes in the allocation of Account
                                    Values, call: 1-800-262-3862)


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                                  SUMMARY - 2

                                   FEE TABLE
================================================================================

This Fee Table describes the various charges and expenses associated with the Contract during the Accumulation Period. For amounts deducted during the Annuity Period, see "Annuity Period--Charges Deducted During the Annuity Period." No sales charge is paid upon purchase of the Contract. All costs that are borne directly or indirectly under the Subaccounts and Funds are shown below. Some expenses may vary as explained under "Charges and Deductions." Charges shown do not include premium taxes that may be applicable. For more information regarding fees and expenses paid out of the assets of a particular Fund, see the Fund's prospectus.

CONTRACT HOLDER TRANSACTIONS EXPENSES


     Deferred Sales Charge (as a percentage of the amount withdrawn).(1)

   INSTALLMENT PURCHASE PAYMENT ACCOUNTS:

 Purchase Payment             Deferred Sales
Periods Completed            Charge Deduction
---------------------------------------------
 Less than 5                       5%
 5 or more but less than 7         4%
 7 or more but less than 9         3%
 9 or more but less than 10        2%
 More than 10                      0%

       SINGLE PURCHASE PAYMENT ACCOUNTS:

Account Years                   Deferred Sales
Completed                     Charge Deduction
-----------------------------------------------
  Less than 5                        5%
  5 or more but less than 6          4%
  6 or more but less than 7          3%
  7 or more but less than 8          2%
  8 or more but less than 9          1%
  9 or more                          0%

    Annual Contract Maintenance Fee: Installment Purchase Payment Accounts ..   $20.00(2)
                                     Single Purchase Payment Accounts .......   $ 0.00


SEPARATE ACCOUNT ANNUAL EXPENSES

(Daily deductions, equal to the percentage shown on an annual basis, made from amounts allocated to the variable options under each Contract.)

For all Contracts except those for which an Administrative Expense Charge is imposed (see "Charges and Deductions"), Separate Account Annual/Expenses are:

    Mortality and Expense Risk Charge ..............................  1.25%(3)
    Administrative Expense Charge ..................................  0.00%(4)
                                                                      ----
     Total Separate Account Charges ................................  1.25%
                                                                      ====

For Contracts for which an Administrative Expense Charge is imposed (see "Charges and Deductions"), Separate Account Annual Expenses are:

    Mortality and Expense Risk Charge ..............................  1.25%(3)
    Administrative Expense Charge ..................................  0.25%(4)
                                                                      ----
     Total Separate Account Charges ................................  1.50%
                                                                      ====



--------------------------------------------------------------------------------
                                 FEE TABLE - 1

     (1) The total amount deducted for the deferred sales charge will not exceed 8.5% of the total Purchase Payments applied to the Account.

     (2) The maintenance fee will generally be deducted annually from each Installment Purchase Payment Account during the Accumulation Period. The amount of the maintenance fee may be reduced or eliminated for group Contracts. The amount shown is the maximum maintenance fee that can be deducted under each Account.

     (3) Under certain Contracts the mortality and expense risk charge during the Accumulation Period may be reduced. See "Charges and Deductions".

     (4) Effective July 1, 1997, during the Annuity Period, an administrative expense charge of 0.25% will apply for all Participants who enrolled in a group Contract or became covered under an individual Contract on or after November 5, 1984.



--------------------------------------------------------------------------------
                                  FEE TABLE - 2

ANNUAL EXPENSES OF THE FUNDS


The following table illustrates the advisory fees and other expenses applicable to the Funds. Except as noted, these figures are a percentage of each Fund's average net assets and are based on figures for the year ended December 31, 1997. A Fund's "Other Expenses" include operating costs of the Fund. The expenses shown below are reflected in the Fund's net asset value and are not deducted from the Account Value under the Contract.

                                                                          Investment
                                                                       Advisory Fees(1)     Other Expenses
                                                                        (after expense      (after expense       Total Fund
                                                                        reimbursement)      reimbursement)     Annual Expenses
                                                                      ------------------   ----------------   ----------------
Aetna Ascent VP(2)(3)                                                         0.57%               0.23%              0.80%
Aetna Balanced VP, Inc.(3)                                                    0.50%               0.10%              0.60%
Aetna Bond VP(3)                                                              0.40%               0.10%              0.50%
Aetna Crossroads VP(2)(3)                                                     0.55%               0.25%              0.80%
Aetna Growth VP(2)(3)                                                         0.16%               0.64%              0.80%
Aetna Growth and Income VP(3)                                                 0.50%               0.09%              0.59%
Aetna High Yield VP(2)(3)                                                     0.47%               0.33%              0.80%
Aetna Index Plus Large Cap VP(2)(3)                                           0.32%               0.23%              0.55%
Aetna Index Plus Mid Cap VP(2)(3)                                             0.27%               0.33%              0.60%
Aetna Index Plus Small Cap VP(2)(3)                                           0.27%               0.33%              0.60%
Aetna International VP(2)(3)                                                  0.77%               0.38%              1.15%
Aetna Legacy VP(2)(3)                                                         0.49%               0.31%              0.80%
Aetna Money Market VP(3)                                                      0.25%               0.10%              0.35%
Aetna Real Estate Securities VP(2)(3)                                         0.62%               0.33%              0.95%
Aetna Small Company VP(2)(3)                                                  0.35%               0.60%              0.95%
Aetna Value Opportunity VP(2)(3)                                              0.20%               0.60%              0.80%
Calvert Responsibly Invested Balanced Portfolio(4)                            0.69%               0.12%              0.81%
Fidelity VIP Equity-Income Portfolio(5)                                       0.50%               0.08%              0.58%
Fidelity VIP Growth Portfolio(5)                                              0.60%               0.09%              0.69%
Fidelity VIP Overseas Portfolio(5)                                            0.75%               0.17%              0.92%
Fidelity VIP II Contrafund Portfolio(5)                                       0.60%               0.11%              0.71%
Janus Aspen Aggressive Growth Portfolio(6)                                    0.73%               0.03%              0.76%
Janus Aspen Balanced Portfolio(6)                                             0.76%               0.07%              0.83%
Janus Aspen Flexible Income Portfolio                                         0.65%               0.10%              0.75%
Janus Aspen Growth Portfolio(6)                                               0.65%               0.05%              0.70%
Janus Aspen Worldwide Growth Portfolio(6)                                     0.66%               0.08%              0.74%
Lexington Natural Resources Trust                                             1.00%               0.25%              1.25%
Oppenheimer Global Securities Fund                                            0.70%               0.06%              0.76%
Oppenheimer Strategic Bond Fund                                               0.75%               0.08%              0.83%
Portfolio Partners, Inc. MFS Emerging Equities Portfolio(7)(8)                0.68%               0.13%              0.81%
Portfolio Partners, Inc. MFS Research Growth Portfolio(7)(8)                  0.70%               0.15%              0.85%
Portfolio Partners, Inc. MFS Value Equity Portfolio(7)                        0.65%               0.25%              0.90%
Portfolio Partners, Inc. Scudder International Portfolio(7)                   0.80%               0.20%              1.00%
Portfolio Partners, Inc. T. Rowe Price Growth Equity Portfolio(7)             0.60%               0.15%              0.75%


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                                 FEE TABLE - 3

(1) Certain of the Fund advisers reimburse the Company for administrative costs incurred in connection with administering the Funds as variable funding options under the Contract. These reimbursements are paid out of the investment advisory fees and are not charged to investors.

(2) Effective May 1, 1998, the Portfolios' adviser has agreed to waive a portion of its fee or to reimburse certain expenses so that aggregate expenses do not exceed the total expenses shown above. These fee waiver/expense reimbursement arrangements will increase total return and may be modified or terminated at any time.

    Without Fund Annual Operating fee waiver/expense reimbursement arrangements Management Fees and Total Fund Annual Operating Expenses for the Portfolio would be higher. Management Fees and Total Expenses would be as follows:
    0.60% and 0.83% for Ascent VP; 0.60% and 0.85% for Crossroads VP; 0.60% and 1.24% for Growth VP; 0.65% and 0.98% for High Yield VP; 0.35% and 0.58% for Index Plus Large Cap VP; 0.40% and 0.73% for Index Plus Mid Cap VP; 0.40% and 0.73% for Index Plus Small Cap VP; 0.85% and 1.23% for International VP; 0.60% and 0.91% for Legacy VP; 0.75% and 1.08% for Real Estate Securities VP; 0.75% and 1.35% for Small Company VP; and 0.60% and 1.20% for Value Opportunity VP, respectively.

(3) Prior to May 1, 1998, the investment adviser provided administrative services to the Fund and assumed the Fund's ordinary recurring direct costs under an Administrative Services Agreement. Effective May 1, 1998, the investment adviser will continue to provide administrative services to the Fund but will no longer assume all of the Fund's ordinary recurring direct costs under the Administrative Services Agreement. The Administrative Fee is 0.075% on the first $5 billion in assets and 0.050% on all assets over $5 billion. The "Other Expenses" shown are not based on actual figures for the year ended December 31, 1997, but reflect the fee payable under the new Administrative Services Agreement and estimates of the Fund's ordinary recurring direct costs. High Yield VP, Index Plus Mid Cap VP, Index Plus Small Cap VP, International VP and Real Estate VP commenced operations in December 1997, therefore, estimates are based on expenses incurred for similar funds. Actual expenses incurred may be more or less than the amounts shown above.

(4) The figures above are based on expenses for the fiscal year 1997, and have been restated to reflect an increase in transfer agency expenses of 0.01% for the Portfolio expected to be incurred in 1998. "Management Fees" includes a performance adjustment, which depending on performance, could cause the fee to be as high as 0.85% or as low as 0.55%. "Other Expenses" reflect an indirect fee of 0.03% (relating to an expense offset arrangement with the Portfolio's custodian). Net fund operating expenses after reductions for fees paid indirectly (again, restated) would be 0.78%.

(5) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses would have been 0.57% for Equity-Income Portfolio; 0.67% for Growth Portfolio; 0.90% for Overseas Portfolio, and 0.68% for Contrafund Portfolio.

(6) Management fees for Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reflect a reduced fee schedule effective July 1, 1997. The management fees shown above are based on the new rate applied to net assets as of December 31, 1997. Other expenses are based on gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1997. The information for each Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Fund Annual Operating Expenses for the Shares would have been 0.74%, 0.04%, and 0.78% Fund Annual Aggressive Growth Portfolio; 0.77%, 0.06%, and 0.83% for Balanced Portfolio; 0.74%, 0.04%, and 0.78% for
    Growth Portfolio; and 0.72%, 0.09%, and 0.81% for Worldwide Growth Portfolio, respectively. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees.

(7) Each Portfolio's aggregate expenses are contractually limited to the advisory and administrative fees disclosed above. The investment adviser will not seek an increase in its advisory or administrative fee at any time prior to May 1, 1999.

(8) The advisory fee is 0.70% of the first $500 million in assets and 0.65% on the excess.


--------------------------------------------------------------------------------
                                 FEE TABLE - 4

HYPOTHETICAL ILLUSTRATION (EXAMPLE)

THIS EXAMPLE IS PURELY HYPOTHETICAL. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR EXPECTED RETURN. ACTUAL EXPENSES AND/OR RETURN MAY BE MORE OR LESS THAN THOSE SHOWN BELOW.

WITHOUT ADMINISTRATIVE EXPENSE CHARGE:


The following Examples illustrate the expenses that would have been paid assuming a $1,000 investment in the Contract and a 5% return on assets. This example assumes that no Administrative Expense Charge is imposed. For the purposes of these Examples, the maximum maintenance fee of $20.00 that can be deducted under the Contract has been converted to a percentage of assets equal to 0.054%

                                                               EXAMPLE A                              EXAMPLE B
                                                --------------------------------------- --------------------------------------
                                                If you withdraw your entire Account      If you do not withdraw your Account
                                                Value at the end of the periods shown,   Value, or if you annuitize at the end of
                                                you would pay the following expenses,    the periods shown, you would pay the
                                                including any applicable deferred        following expenses (no deferred sales
                                                sales charge:                            charge is reflected):

                                                1 year   3 years   5 years   10 years     1 year   3 years   5 years   10 years
                                                -------- --------- --------- ----------   -------- --------- --------- ---------
Aetna Ascent VP                                    $73      $120      $171      $244        $21      $66      $113      $244
Aetna Balanced VP, Inc.                            $71      $115      $161      $223        $19      $60      $103      $223
Aetna Bond VP                                      $70      $112      $156      $212        $18      $57      $ 98      $212
Aetna Crossroads VP                                $73      $120      $171      $244        $21      $66      $113      $244
Aetna Growth VP                                    $73      $120      $171      $244        $21      $66      $113      $244
Aetna Growth and Income VP                         $71      $114      $161      $222        $19      $60      $102      $222
Aetna High Yield VP                                $73      $120      $171      $244        $21      $66      $113      $244
Aetna Index Plus Large Cap VP                      $70      $113      $159      $217        $19      $58      $100      $217
Aetna Index Plus Mid Cap VP                        $71      $115      $161      $223        $19      $60      $103      $223
Aetna Index Plus Small Cap VP                      $71      $115      $161      $223        $19      $60      $103      $223
Aetna International VP                             $76      $130      $187      $279        $25      $76      $131      $279
Aetna Legacy VP                                    $73      $120      $171      $244        $21      $66      $113      $244
Aetna Money Market VP                              $68      $107      $149      $196        $17      $52      $ 90      $196
Aetna Real Estate Securities VP                    $74      $125      $178      $259        $23      $70      $121      $259
Aetna Small Company VP                             $74      $125      $178      $259        $23      $70      $121      $259
Aetna Value Opportunity VP                         $73      $120      $171      $244        $21      $66      $113      $244
Calvert Social Balanced Portfolio                  $73      $121      $171      $245        $21      $66      $114      $245
Fidelity VIP Equity-Income Portfolio               $71      $114      $160      $221        $19      $59      $102      $221
Fidelity VIP Growth Portfolio                      $72      $117      $165      $232        $20      $63      $107      $232
Fidelity VIP Overseas Portfolio                    $74      $124      $177      $256        $23      $70      $119      $256
Fidelity VIP II Contrafund Portfolio               $72      $118      $166      $234        $20      $63      $108      $234
Janus Aspen Aggressive Growth Portfolio            $72      $119      $169      $239        $21      $65      $111      $239
Janus Aspen Balanced Portfolio                     $73      $121      $172      $247        $22      $67      $115      $247
Janus Aspen Flexible Income Portfolio              $72      $119      $168      $238        $21      $64      $111      $238
Janus Aspen Growth Portfolio                       $72      $117      $166      $233        $20      $63      $108      $233
Janus Aspen Worldwide Growth Portfolio             $72      $119      $168      $237        $21      $64      $110      $237
Lexington Natural Resources Trust                  $77      $133      $192      $289        $26      $79      $136      $289
Oppenheimer Global Securities Fund                 $72      $119      $169      $239        $21      $65      $111      $239
Oppenheimer Strategic Bond Fund                    $73      $121      $172      $247        $22      $67      $115      $247
Portfolio Partners MFS Emerging Equities
 Portfolio                                         $73      $121      $171      $245        $21      $66      $114      $245
Portfolio Partners MFS Research Growth
 Portfolio                                         $73      $122      $173      $249        $22      $67      $116      $249
Portfolio Partners MFS Value Equity
 Portfolio                                         $74      $123      $176      $254        $22      $69      $118      $254
Portfolio Partners Scudder International
 Growth Portfolio                                  $75      $126      $180      $264        $23      $72      $123      $264
Portfolio Partners T. Rowe Price Growth
 Equity Portfolio                                  $72      $119      $168      $238        $21      $64      $111      $238


------------------
*This Example would not apply if a non-lifetime variable annuity option is selected, and a lump sum settlement is requested before a minimum number of years of payments (as specified in the Contract) have been completed since the lump sum payment will be treated as a withdrawal during the Accumulation Period and will be subject to any deferred sales charge that would then apply. (Refer to Example A.)

--------------------------------------------------------------------------------
                                 FEE TABLE - 5

THIS EXAMPLE IS PURELY HYPOTHETICAL. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR EXPECTED RETURN. ACTUAL EXPENSES AND RETURN MAY BE MORE OR LESS THAN THOSE SHOWN BELOW.

WITH ADMINISTRATIVE EXPENSE CHARGE:


The following Examples illustrate the expenses that would have been paid assuming a $1,000 investment in the Contract and a 5% return on assets. This example assumes that an Administrative Expense Charge is imposed. For the purposes of these Examples, the maximum maintenance fee of $20.00 that can be deducted under the Contract has been converted to a percentage of assets equal to 0.054%.

                                                               EXAMPLE A                              EXAMPLE B
                                                --------------------------------------- --------------------------------------
                                                If you withdraw your entire Account     If you do not withdraw your Account
                                                Value at the end of the periods shown,  Value, or if you annuitize at the end of
                                                you would pay the following expenses,   the periods shown, you would pay the
                                                including any applicable deferred       following expenses (no deferred sales
                                                sales charge:                           charge is reflected):*

                                                1 year   3 years   5 years   10 years     1 year   3 years   5 years   10 years
                                                -------- --------- --------- ----------   -------- --------- --------- ---------
Aetna Ascent VP                                   $75      $128      $183      $269        $24       $73       $126      $269
Aetna Balanced VP, Inc.                           $73      $122      $173      $249        $22       $67       $116      $249
Aetna Bond VP                                     $72      $119      $168      $238        $21       $64       $111      $238
Aetna Crossroads VP                               $75      $128      $183      $269        $24       $73       $126      $269
Aetna Growth VP                                   $75      $128      $183      $269        $24       $73       $126      $269
Aetna Growth and Income VP                        $73      $122      $173      $248        $22       $67       $115      $248
Aetna High Yield VP                               $75      $128      $183      $269        $24       $73       $126      $269
Aetna Index Plus Large Cap VP                     $73      $120      $171      $244        $21       $66       $113      $244
Aetna Index Plus Mid Cap VP                       $73      $122      $173      $249        $22       $67       $116      $249
Aetna Index Plus Small Cap VP                     $73      $122      $173      $249        $22       $67       $116      $249
Aetna International VP                            $78      $137      $199      $304        $27       $84       $143      $304
Aetna Legacy VP                                   $75      $128      $183      $269        $24       $73       $126      $269
Aetna Money Market VP                             $71      $115      $161      $223        $19       $60       $103      $223
Aetna Real Estate Securities VP                   $77      $132      $190      $284        $25       $78       $133      $284
Aetna Small Company VP                            $77      $132      $190      $284        $25       $78       $133      $284
Aetna Value Opportunity VP                        $75      $128      $183      $269        $24       $73       $126      $269
Calvert Social Balanced Portfolio                 $75      $128      $183      $270        $24       $74       $126      $270
Fidelity VIP Equity-Income Portfolio              $73      $121      $172      $247        $22       $67       $115      $247
Fidelity VIP Growth Portfolio                     $74      $124      $177      $258        $23       $70       $120      $258
Fidelity VIP Overseas Portfolio                   $76      $131      $188      $281        $25       $77       $132      $281
Fidelity VIP II Contrafund Portfolio              $74      $125      $178      $260        $23       $71       $121      $260
Janus Aspen Aggressive Growth Portfolio           $75      $126      $181      $265        $23       $72       $124      $265
Janus Aspen Balanced Portfolio                    $75      $128      $184      $272        $24       $74       $127      $272
Janus Aspen Flexible Income Portfolio             $75      $126      $180      $264        $23       $72       $123      $264
Janus Aspen Growth Portfolio                      $74      $125      $178      $259        $23       $70       $121      $259
Janus Aspen Worldwide Growth Portfolio            $75      $126      $180      $263        $23       $72       $123      $263
Lexington Natural Resources Trust                 $79      $140      $204      $313        $28       $87       $148      $313
Oppenheimer Global Securities Fund                $75      $126      $181      $265        $23       $72       $124      $265
Oppenheimer Strategic Bond Fund                   $75      $128      $184      $272        $24       $74       $127      $272
Portfolio Partners MFS Emerging Equities
 Portfolio                                        $75      $128      $183      $270        $24       $74       $126      $270
Portfolio Partners MFS Research Growth
 Portfolio                                        $76      $129      $185      $274        $24       $75       $128      $274
Portfolio Partners MFS Value Equity
 Portfolio                                        $76      $130      $187      $279        $25       $76       $131      $279
Portfolio Partners Scudder International
 Growth Portfolio                                 $77      $133      $192      $289        $26       $79       $136      $289
Portfolio Partners T. Rowe Price Growth
 Equity Portfolio                                 $75      $126      $180      $264        $23       $72       $123      $264

------------------
*This Example would not apply if a non-lifetime variable annuity option is selected, and a lump sum settlement is requested before a minimum number of years of payments (as specified in the Contract) have been completed, since the lump sum payment will be treated as a withdrawal during the Accumulation Period and will be subject to any deferred sales charge that would then apply. (Refer to Example A.)



--------------------------------------------------------------------------------
                                 FEE TABLE - 6

                        CONDENSED FINANCIAL INFORMATION
================================================================================

     Condensed financial information for the Accumulation Units under the Contracts is shown in Appendix IV


                                  THE COMPANY
================================================================================

      Aetna Life Insurance and Annuity Company (the "Company") is the issuer of the Contract, and as such, it is responsible for providing the insurance and annuity benefits under the Contract. The Company is a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954). The Company is engaged in the business of issuing life insurance policies and variable annuity contracts in all states of the United States. The Company's principal executive offices are located at 151 Farmington Avenue, Hartford, Connecticut 06156.

      The Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc., which is in turn a wholly owned subsidiary of Aetna Retirement Services, Inc., and an indirect wholly owned subsidiary of Aetna Inc.

                          VARIABLE ANNUITY ACCOUNT C
================================================================================


      The Company established Variable Annuity Account C (the "Separate Account") in 1976 as a segregated asset account for the purpose of funding its variable annuity contracts. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), and meets the definition of "separate account" under the federal securities laws. The Separate Account is divided into "subaccounts" which do not invest directly in stocks, bonds or other investments. Instead, each Subaccount buys and sells shares of a corresponding Fund.

      Although the Company holds title to the assets of the Separate Account, such assets are not chargeable with liabilities of any other business conducted by the Company. Income, gains or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to other income, gains or losses of the Company. All obligations arising under the Contracts are obligations of the Company.


                              INVESTMENT OPTIONS
================================================================================

THE FUNDS


      Purchase Payments may be allocated to one or more of the Subaccounts as designated on the Enrollment Materials. In turn, the Subaccounts invest in the corresponding Funds at net asset value. The Contract Holder may decide to offer only a select number of Funds as funding options under its Plan, or may decide to change which Funds it offers. No more than 18 different investment options may be selected at any one time, unless you have an outstanding loan, in which case as of the date of this Prospectus no more than 18 different choices of investment options may be made during the Accumulation Period. (For Contracts with a loan, a higher total may be available in the future.) For the purposes of either limit, each Fund, the Fixed Account, the Fixed Plus Account, and each classification of GAA counts as one option. If you have an outstanding loan the limit applies over the entire Accumulation Period. Once an investment option is selected, it counts towards the limit even if amounts are no longer allocated to that option. Please check with your local representative or contact the Company at the toll-free number in the "Inquiries" section of the Prospectus summary to determine if these limitations apply to you or to determine if you may select more than 18 investment options during the Accumulation Period if you have a loan.

      Under all Contracts, the Company may add, withdraw or substitute Funds, subject to the conditions in the Contract and in compliance with regulatory requirements. The availability of the Funds may also be



--------------------------------------------------------------------------------
subject to applicable regulatory authorization. Not all Funds may be available in all jurisdictions, under all Contracts or in all Plans.


      The investment results of the Funds described below are likely to differ significantly and there is no assurance that any of the Funds will achieve their respective investment objectives. Except where otherwise noted, all of the Funds are diversified, as defined in the 1940 Act.


[bullet] Aetna Balanced VP, Inc. (formerly Aetna Investment Advisers Fund, Inc) seeks to maximize investment return, consistent with reasonable safety of principal by investing in one or more of the following asset classes: stocks, bonds and cash equivalents based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.(1)

[bullet] Aetna Income Shares d/b/a Aetna Bond VP seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities.(1)

[bullet] Aetna Variable Fund d/b/a Aetna Growth and Income VP seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock.(1)

[bullet] Aetna Variable Encore Fund d/b/a Aetna Money Market VP seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.(1)

[bullet] Aetna Generation Portfolios, Inc.--Aetna Ascent VP (formerly Aetna
         Ascent Variable Portfolio) seeks to provide capital appreciation. The Portfolio is designed for investors who have an investment horizon exceeding 15 years, and who have a high level of risk tolerance.(1)

[bullet] Aetna Generation Portfolios, Inc.--Aetna Crossroads VP (formerly Aetna
         Crossroads Variable Portfolio) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Portfolio is designed for investors who have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.(1)

[bullet] Aetna Generation Portfolios, Inc.--Aetna Legacy VP (formerly Aetna
         Legacy Variable Portfolio) seeks to provide total return consistent with preservation of capital. The Portfolio is designed for investors who have an investment horizon exceeding five years and who have a low level of risk tolerance.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Growth VP (formerly Aetna
         Variable Growth Portfolio) seeks growth of capital through investment in a diversified portfolio of common stocks and securities convertible into common stocks believed to offer growth potential.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna High Yield VP seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed income securities rated lower than BBB-by Standard & Poor's Corporation or lower than Baa3 by Moody's
         Investor Services, Inc.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Index Plus Large Cap VP
         (formerly Aetna Variable Index Plus Portfolio) seeks to outperform the total return performance of publicly traded common stocks represented in the S&P 500 Composite Price Index.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Index Plus Mid Cap VP seeks to outperform the total return performance of publicly traded common stocks represented in the S&P 400.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Index Plus Small Cap VP seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 600 Small Cap Index, a stock market index composed of 600 common stocks selected by Standard & Poor's Corporation.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna International VP seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. Aetna International VP will not target any given level of current income.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Real Estate Securities VP seeks maximum total return primarily through investment in a diversified portfolio of equity securities issued by real estate companies, the majority of which are real estate investment trusts (REITs).(1)



--------------------------------------------------------------------------------

[bullet] Aetna Variable Portfolios, Inc.--Aetna Small Company VP (formerly
         Aetna Variable Small Company Portfolio) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Value Opportunity VP (formerly
         Aetna Variable Capital Appreciation Portfolio) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.(1)

[bullet] Calvert Social Balanced Portfolio (formerly Calvert Responsibly
         Invested Balanced Portfolio) is a nondiversified portfolio that seeks to achieve a total return above the rate of inflation through an actively managed, nondiversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social criteria established for the Portfolio.(2)

[bullet] Fidelity Investments Variable Insurance Products Fund--Equity-Income
         Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In selecting investments, the Fund also considers the potential for capital appreciation.(3)

[bullet] Fidelity Investments Variable Insurance Products Fund--Growth
         Portfolio seeks capital appreciation by investing mainly in common stocks, although its investments are not restricted to any one type of security.(3)

[bullet] Fidelity Investments Variable Insurance Products Fund--Overseas
         Portfolio seeks long-term growth by investing mainly in foreign securities (at least 65% of the Fund's total assets in securities of foreign issuers. Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risk of currency fluctuation.(3)

[bullet] Fidelity Investments Variable Insurance Products Fund II--Contrafund
         Portfolio seeks maximum total return over the long term by investing mainly in securities of companies whose value the investment adviser believes is not fully recognized by the public.(3)

[bullet] Janus Aspen Series--Aggressive Growth Portfolio is a nondiversified portfolio that seeks long-term growth of capital. The Portfolio pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S & P MidCap 400 Index, which as of December 31, 1997 included companies with capitalizations between approximately $213 million and $13.7 billion, but which is expected to change on a regular basis.(4)

[bullet] Janus Aspen Series--Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by, under normal circumstances, investing 40%-60% of its assets in securities selected primarily for their growth potential and 40%-60% of its assets in securities selected primarily for their income potential.(4)

[bullet] Janus Aspen Series--Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. Total return is expected to result from a combination of current income and capital appreciation. The Portfolio invests in all types of income-producing securities and may have substantial holdings of debt securities rated below investment grade (e.g., junk bonds).(4)

[bullet] Janus Aspen Series--Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size. This Portfolio generally invests in larger, more established issuers.(4)



--------------------------------------------------------------------------------

[bullet] Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with preservation of capital. The Portfolio pursues its investment objective primarily through investments in common stocks of foreign and domestic issuers.(4)

[bullet] Lexington Natural Resources Trust is a nondiversified portfolio that seeks long-term growth of capital through investment primarily in common stocks of companies which own or develop natural resources and other basic commodities or supply goods and services to such companies.

         This Fund is only available for investment by Participants who were directing current allocations into the Fund as of May 1, 1998. As soon as all such Participants have redirected their allocations to other investment options, the Fund will be closed to all new investments (except reinvested dividends and capital gains earned on amounts already invested in the Fund through the Separate Account and loan repayments automatically deposited into the Fund pursuant to the Company's loan repayment procedures).(5)

[bullet] Oppenheimer Global Securities Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities but which may be considered to be speculative.(6)

[bullet] Oppenheimer Strategic Bond Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in: (i) foreign government and corporate debt securities, (ii) securities of the U.S. Government and its agencies and instrumentalities ("U.S. Government Securities"), and
         (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative. Current income is not an objective.(6)

[bullet] Portfolio Partners, Inc. MFS Emerging Equities Portfolio seeks to provide long-term growth of capital. Dividend and interest income from Portfolio securities, if any, is incidental to the Portfolio's investment objective.(7)(a)

[bullet] Portfolio Partners, Inc. MFS Research Growth Portfolio seeks long-term growth of capital and future income.(7)(a)

[bullet] Portfolio Partners, Inc. MFS Value Equity Portfolio seeks capital appreciation. Dividend income, if any, is a consideration incidental to the Portfolio's investment objective of capital appreciation.(7)(a)

[bullet] Portfolio Partners, Inc. Scudder International Growth Portfolio seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities.(7)(b)

[bullet] Portfolio Partners, Inc. T. Rowe Price Growth Equity Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income by investing primarily in common stocks of well-established growth companies.(7)(c)


Investment Advisers for each of the Funds:


(1) Aeltus Investment Management, Inc. (adviser)

(2) Calvert Asset Management Company, Inc.

(3) Fidelity Management & Research Company

(4) Janus Capital Corporation

(5) Lexington Management Corporation (adviser); Market Systems Research Advisors, Inc. (subadviser)

(6) OppenheimerFunds, Inc.

(7) Aetna Life Insurance and Annuity Company (adviser):

    (a) Massachusetts Financial Services Company (sub-adviser)

    (b) Scudder Kemper Investments, Inc. (sub-adviser)

    (c) T. Rowe Price Associates, Inc. (sub-adviser)


      Risks Associated with Investment in the Funds. Some of the Funds may use instruments known as derivatives as part of their investment strategies. The use of certain derivatives may involve high risk of volatility to a Fund, and the use of leverage in connection with such derivatives can also increase risk of losses. Some of the Funds may also invest in foreign or international securities which involve greater risks than U.S. investments.


--------------------------------------------------------------------------------

      More comprehensive information, including a discussion of potential risks, is found in the current prospectus for each Fund which is distributed with and accompanies this Prospectus. You should read the Fund prospectuses and consider carefully, and on a continuing basis, which Fund or combination of Funds is best suited to your long-term investment objectives. Additional prospectuses and Statements of Additional Information for this Prospectus and for each of the Funds can be obtained from the Company's Home Office at the address and telephone number listed under the "Inquiries" section of the Prospectus Summary.

      Conflicts of Interest (Mixed and Shared Funding). Shares of the Funds are sold to each of the Subaccounts for funding the variable annuity contracts issued by the Company. Shares of the Funds may also be sold to other insurance companies for the same purpose. This is referred to as "shared funding." Shares of the Funds may also be used for funding variable life insurance contracts issued by the Company or by third parties. This is referred to as "mixed funding."

      Because the Funds available under the Contract are sold to fund variable annuity contracts and variable life insurance policies issued by us or by other companies, certain conflicts of interest could arise. If a conflict of interest were to occur, one of the separate accounts might withdraw its investment in a Fund, which might force that Fund to sell portfolio securities at disadvantageous prices, causing its per share value to decrease. Each Fund's Board of Directors or Trustees has agreed to monitor events in order to identify any material irreconcilable conflicts which might arise and to determine what action, if any, should be taken to address such conflict.

CREDITED INTEREST OPTIONS

      Purchase Payments may be allocated to one or more of the Credited Interest Options available under the Contract, as described below. Under group Contracts, the Contract Holder may elect not to offer all Credited Interest Options under its Plan.

[bullet] The Guaranteed Accumulation Account (GAA) is a credited interest option through which we guarantee stipulated rates of interest for stated periods of time. Amounts must remain in the GAA for the full guaranteed term to receive the quoted interest rates, or a market value adjustment (which may be positive or negative) will be applied. (See Appendix I)

[bullet] The Fixed Account is a part of the Company's general account. The
         Fixed Account guarantees a minimum interest rate, as specified in the Contract. The Company may credit higher interest rates from time to time. Transfers from the Fixed Account are limited. (See Appendix II.)


[bullet] The Fixed Plus Account is also a part of the Company's general account and guarantees a minimum interest rate, as specified in the Contract. The Company may credit higher interest rates in its discretion. Withdrawals and transfers from the Fixed Plus Account are limited. (See Appendix III.)

                                   PURCHASE
================================================================================

CONTRACT AVAILABILITY

      The Contracts are designed to fund Plans adopted by (1) public school systems and certain tax-exempt (Section 501(c)(3)) organizations for their employees under Section 403(b) of the Code, and (2) qualified defined contribution plans under Section 401(a) of the Code. The Contract Holder must notify the Company of the applicability of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by subsequent law, including the Retirement Equity Act of 1984, to the Plan.

      Eligible participants in the Plan seeking to invest and accumulate money for retirement can purchase individual interests in group Contracts, or under some Plans, they may purchase individual Contracts. The group Contract is generally owned by the employer or association, and individual accounts are established for each Participant. An individual Contract will be owned by the Participant under Plans that permit such purchase. In both cases, a Participant's interest in the Contract is known as his or her "Account."

      For group Contracts issued in connection with Section 403(b) Plans, the employer has no right, title or interest in the amounts held under the Contract or in the Account; Participants make all elections under the Contract. For group Contracts issued in connection with Section 401(a) Plans, the Participant has such rights as


--------------------------------------------------------------------------------
are set forth in the Plan. Under individual Contracts, Participants have all contract rights.

PURCHASING INTERESTS IN THE CONTRACT

      Eligible organizations may acquire a group Contract by submitting the appropriate forms to the Company. Once we approve the forms, a group Contract is issued to the employer or association as the group Contract Holder. Participants may purchase interests in a group Contract by submitting an enrollment form to the Company. For Plans that allow Participants to purchase an individual contract, Participants will submit an individual application to the Company. The enrollment forms and individual application are collectively referred to in this Prospectus as the "Enrollment Materials."


      The Company must accept or reject the Enrollment Materials within two business days of receipt. If the Enrollment Materials are incomplete, the Company may hold any forms and accompanying Purchase Payments for five days. Purchase Payments may be held for a longer period pending acceptance of the forms only with consent of the Participant, or under certain circumstances described below, with the consent of the group Contract Holder. Under limited circumstances the Company may agree, with respect to a particular Plan, to hold Purchase Payments for longer than the five business days, based on the consent of the group Contract Holder, in which case these Purchase Payments will be deposited in the Aetna Money Market VP Subaccount until the forms are completed.


PURCHASE PAYMENTS

      Generally, two types of Purchase Payments may be made under the Contract, and depending upon which type of payment is made, different Accounts may be established for each payment type. Continuing, periodic payments will be placed in "Installment Purchase Payment Accounts." Lump-sum transfers of amounts accumulated under a pre-existing plan may be placed in "Single Purchase Payment Accounts" in accordance with the Company's procedures and minimums in effect at the time of purchase. The Code imposes a maximum limit on annual Purchase Payments which may be excluded from a Participant's gross income. (See "Tax Status.")

      Allocation of Purchase Payments. Purchase Payments will initially be allocated to the Subaccounts or Credited Interest Options as specified by the Participant on the Enrollment Materials. Changes in such allocation may be made in writing or by telephone transfer. Allocations must be in whole percentages, and there may be limitations on the number of investment options that can be selected during the Accumulation Period. (See "Investment Options--The Funds.")


TRANSFER CREDITS

      The Company may provide a transfer credit on "transferred assets," subject to certain conditions and state approvals. Transferred assets are the value of contributions made on your behalf under this Plan or a prior plan before such amounts are applied to this Contract. The transfer credit will equal a percentage of the transferred assets applied to the Contract that remain in the Contract after a specified period of time. Once a transfer credit is applied to your Contract, all provisions of the Contract apply. This benefit is provided on a nondiscriminatory basis. If a transfer credit is due under the Contract, you will be provided with additional information specific to the Contract.

RIGHT TO CANCEL

      Participation under the Contract may be canceled without penalty by returning it (or other document evidencing your interest) to the Company with a written notice of your intent to cancel. In most states, you have ten days to exercise this right; some states allow you a longer free-look period. When we receive your request for cancellation, we will return your Account Value, unless the laws of the state in which the Contract was issued require that we return the initial Purchase Payment (if greater than the Account Value). In states that do not require a return of Purchase Payments, you bear the entire investment risk for amounts allocated among the Subaccounts during the free look period. Account Values will be determined as of the next Valuation Date following our receipt of your request for cancellation at our Home Office.

                            CHARGES AND DEDUCTIONS
================================================================================

DAILY DEDUCTIONS FROM THE SEPARATE ACCOUNT


      Mortality and Expense Risk Charge. The Company makes a daily deduction from each of the Subaccounts for the mortality and expense risk charge. The Charge is equal, on an annual basis, to 1.25% of the daily net assets of the Subaccounts and compensates the



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Company for the assumption of the mortality and expense risks under the Contract. The mortality risks are those assumed for our promise to make lifetime payments according to annuity rates specified in the Contract. The expense risk is the risk that the actual expenses for costs incurred under the Contract will exceed the maximum costs that can be charged under the Contract. The mortality and expense risk charge may be reduced for a Contract Holder under various conditions as agreed to by Us and the Contract Holder in writing. Whether such a reduction is available will be determined by the Company based upon consideration of some or all of the following factors:

[bullet] The size of the prospective group.

[bullet] The number of eligible participants and the program's participation rate.

[bullet] The projected annual Purchase Payments for the number of Participants estimated to choose the Contract.

[bullet] The frequency of projected distributions.

[bullet] The type and level of administrative and sales services to be provided.

[bullet] The Contract Holder's support and involvement in the communication, enrollment, and Participant education.

[bullet] The frequency, consistency and method of submitting Purchase Payments.

[bullet] The retirement program design. For example, the program may favor the stability of invested assets and limit the conditions for withdrawals, loans and investment options which in turn will lower administrative expenses.

[bullet] The type and level of other factors that affect the overall administrative expense.

      Prospective purchasers eligible for a reduction in the mortality and expense risk charge will be notified of their eligibility and the amount of the charge applicable to their Contract prior to the Company's acceptance of an application for the Contract. We may also make reductions after the Contract has been issued, according to the Company's rules in effect at the time there is a material change in any of the above factors. We will notify the Contract Holder of any reduction prior to it occurring. Any reduction of the mortality and expense risk charge will not be unfairly discriminatory against any person.

      If the amount deducted for mortality and expense risks is not sufficient to cover the mortality costs and expense shortfalls, the loss is borne by the Company. If the deduction is more than sufficient, the excess may be used to recover distribution expenses relating to the Contracts and as a source of profit to the Company. The Company expects to make a profit from the mortality and expense risk charge.

      Administrative Expense Charge. The Company reserves the right to make a deduction from each of the Subaccounts for an administrative expense charge. The administrative expense charge compensates the Company for administrative expenses that exceed revenues from the maintenance fee described below. The charge is set at a level which does not exceed the average expected cost of the administrative services to be provided while the Contract is in force. The Company does not expect to make a profit from this charge.

      The administrative expense charge during the Accumulation Period equals, on an annual basis, 0.25% for Contracts effective prior to October 31, 1996 where the number of Participants with assets in the Contract is less than 30 as of November 30, 1996 and the Contract Holder has chosen not to elect one of the Company's electronic standards for cash collection and application of participant contribution data. There is currently no administrative expense charge assessed during the Accumulation Period for any other Contracts.

      In addition, the administrative expense charge will not be imposed for participants who enrolled in a group contract prior to November 5, 1984, for any participants in individual Contracts issued prior to November 5, 1984, or for Contracts issued to public school systems.


      During the Annuity Period, the administrative expense charge equals, on an annual basis, 0.25% of the daily net assets allocated to the Subaccounts for all Participants who enrolled in a group Contract or became covered under an individual Contract on or after November 5, 1984.


MAINTENANCE FEE

      During the Accumulation Period, the Company will deduct an annual maintenance fee from each Installment Purchase Payment Account on its


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anniversary date. The maintenance fee is to reimburse the Company for some of its administrative expenses relating to the establishment and maintenance of the Accounts.

      The maximum maintenance fee that can be deducted under the Contract is $20. However, under group Contracts the maintenance fee may be reduced or eliminated depending upon certain criteria described below. The maintenance fee will be deducted on a pro rata basis from each Subaccount in which you have an interest. If the Account Value is withdrawn, the full maintenance fee will be deducted at the time of withdrawal.

      Reduction or Elimination of the Maintenance Fee. Under group Contracts, the annual maintenance fee may be reduced or eliminated under various conditions as agreed to by us and by the Contract Holder in writing. Any reduction or elimination of the annual maintenance fee will reflect differences in administrative costs and services after taking into consideration factors such as the following:

[bullet] the size, characteristics, and nature of the group to which a Contract is issued;

[bullet] the level of our anticipated expenses in administering the Contract, such as billing for Purchase Payments, producing periodic reports, providing for the direct payment of Contract charges rather than having them deducted from Account Values, and any other factors pertaining to the level and expense of administrative services which will be provided under the Contract.

      Any reduction or elimination of maintenance fees will not be unfairly discriminatory against any person. We will make any reduction in annual maintenance fees according to our own rules in effect at the time an application for a Contract is approved. We may also make reductions after the Contract has been issued according to the Company's rules in effect at the time there is a material change in any of the above factors. We will notify the Contract Holder of any reduction prior to it occurring. We reserve the right to change these rules from time to time.


DEFERRED SALES CHARGE

      Withdrawals of all or a portion of the Account Value may be subject to a deferred sales charge. The deferred sales charge is a percentage of the amounts withdrawn from the Subaccounts, the Fixed Account and the Guaranteed Accumulation Account. No deferred sales charge is deducted from amounts withdrawn from the Fixed Plus Account.

      For Installment Purchase Payment Accounts, the deferred sales charge is based on the number of completed Purchase Payment Periods. For Single Purchase Payment Accounts (and for all Accounts under Contracts issued to the State of Montana and the Board of Trustees-University of Illinois), it is based on the number of Account Years that have elapsed since the Purchase Payments were made. The amount of the deferred sales charge is determined in accordance with the schedule set forth in the following tables:

     INSTALLMENT PURCHASE PAYMENT ACCOUNT:

Purchase Payment                Deferred Sales
Periods Completed*             Charge Deduction
-----------------------------------------------
  Less than 5                        5%
  5 or more but less than 7          4%
  7 or more but less than 9          3%
  9 or more but less than 10         2%
  More than 10                       0%

          SINGLE PURCHASE PAYMENT ACCOUNT:

Account Years                  Deferred Sales
Completed                     Charge Deduction
----------------------------------------------
  Less than 5                       5%
  5 or more but less than 6         4%
  6 or more but less than 7         3%
  7 or more but less than 8         2%
  8 or more but less than 9         1%
  9 or more                         0%

      Generally, if you transfer the total account value under another similar annuity contract issued by the Company to an Account under this Contract, the effective date of the new Account will be the same effective date as your former contract for the purpose of calculating the applicable deferred sales charge under this Contract.

      A deferred sales charge will not be deducted from any portion of the Account Value if the withdrawal is:

[bullet] applied to provide Annuity benefits;

[bullet] taken on or after the tenth anniversary of the effective date of the Account;

[bullet] paid due to your death before Annuity payments begin;


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[bullet] made due to the election of a Systematic Distribution Option(s)(see
         "Systematic Distribution Options");


[bullet] paid where the Account Value is $3,500 or less and no amount has been withdrawn, taken as a loan, or used to purchase Annuity benefits during the prior 12 months;

[bullet] subject to state regulatory approval, paid as a premium for a Single
         Premium Immediate Annuity issued by the Company or one of its affiliates, provided that the "Right to Cancel" under such other annuity contract is not exercised by the Participant. An exercise of the "Right to Cancel" under such other annuity contract shall be treated as a request for Reinstatement under this Contract of the amount refunded, and, at the option of the Participant, may then be withdrawn subject to any Deferred Sales Charge applicable to this Contract at the time the Account Value was first applied toward such other annuity contract; or

[bullet] taken from an installment Purchase Payment Account by a Participant who is at least age 59 1/2 and who has completed nine Purchase Payment Periods.

      The deduction for the deferred sales charge will not exceed 8.5% of the total Purchase Payments actually made to the Account. The Company does not anticipate that the deferred sales charge will cover all sales and administrative expenses which it incurs in connection with the Contract. The difference will be covered by the general assets of the Company which are attributable, in part, to mortality and expense risk charges under the Contract described above.


      Free Withdrawals. For Participants between the ages of 59 1/2 and 70 1/2, up to 10% of the current Account Value may be withdrawn during each calendar year without imposition of a Deferred Sales Charge. The free withdrawal applies only to the first partial withdrawal in each calendar year. The 10% amount will be based on the Account Value calculated on the Valuation Date next following our receipt of your request for withdrawal. Any outstanding contract loans are excluded from the Account Value when calculating the 10% free withdrawal amount. This provision does not apply to a full withdrawal of the Account, or to partial withdrawals due to a default on a contract loan (see "Contract Loans"). This provision may not be exercised if SWO is elected. ("Systematic Distribution Options.")


      Reduction or Elimination of the Deferred Sales Charge. For a particular plan, we may reduce, waive or eliminate the deferred sales charge. Any reduction, waiver or elimination of such charges will reflect differences or expected differences in the amounts of unrecovered distribution costs or services of the types that the charge is intended to defray. When considering whether to reduce or eliminate such charges or to grant such a waiver, we will take into account factors which may include the following:

[bullet] the number of participants under the Plan;

[bullet] the expected level of assets or cash flow under the Plan;

[bullet] the level of agent involvement in sales activities;

[bullet] the level of our sales-related expenses;

[bullet] the specific distribution provisions under the Plan;

[bullet] the Plan's purchase of one or more other variable annuity contracts from us and the features of those contracts;

[bullet] the level of employer involvement in determining eligibility for distributions under the Contract; and

[bullet] our assessment of financial risk to the Company relating to surrenders.

      Any reduction, waiver or elimination of deferred sales charges will not be unfairly discriminatory against any person.

      We may also negotiate provisions regarding the deferred sales charge with respect to Contracts issued to certain employer groups or associations which have negotiated on behalf of its employees. All variations in, or elimination of, provisions regarding the deferred sales charge resulting from such negotiations will be offered uniformly to all employees within the group. For specific information on fees applicable to your Account, please call the number listed under the "Inquiries" section.

      We will make any reduction in deferred sales charge according to our own rules in effect at the time an application for a Contract is approved. We reserve the right to change these rules from time to time.

DEFERRED SALES CHARGE SCHEDULE FOR GAA FOR CERTAIN NEW YORK CONTRACTS

      The following deferred sales charge schedule applies for withdrawals from the Guaranteed


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Accumulation Account for group Installment and Single Purchase Payment master Contracts that offer such option which are issued after July 29, 1993 in the State of New York. This schedule is based on the number of completed Account Years for Single and Installment Purchase Payment Contracts as follows:

          Completed               Deferred Sales
        Account Years            Charge Deduction
-----------------------------   -----------------
  Less than 3                          5%
  3 or more but less than 4            4%
  4 or more but less than 5            3%
  5 or more but less than 6            2%
  6 or more but less than 7            1%
  7 or more                            0%

FUND EXPENSES

      Each Fund incurs certain expenses which are paid out of its net assets. These expenses include, among other things, the investment advisory or "management" fee. The expenses of the Funds are set forth in the Fee Table in this Prospectus and described more fully in the accompanying Fund prospectuses.

PREMIUM AND OTHER TAXES

      Several states and municipalities impose a premium tax on Annuities. These taxes currently range from 0% to 4%. The Company reserves the right to deduct premium tax against Purchase Payments or Account Values at anytime, but no earlier than when we have a tax liability under state law. The Company's current practice is to deduct for premium taxes at the time of complete withdrawal or annuitization. In addition to the premium tax, the Company reserves the right to assess a charge for any state or federal taxes due against the Contract or the Separate Account assets. (See "Tax Status.")

                               CONTRACT VALUATION
================================================================================

ACCOUNT VALUE

      Until the Annuity Date, the Account Value is the total dollar value of amounts held in your Account as of any Valuation Date. The Account Value at any given time is based on the value of the units held in each Subaccount, plus the value of amounts held in any of the Credited Interest Options.

ACCUMULATION UNITS

      The value of your interests in a Subaccount is expressed as the number of "Accumulation Units" that you hold multiplied by an "Accumulation Unit Value" (or "AUV") for each unit. The AUV on any Valuation Date is determined by multiplying the value on the immediately preceding Valuation Date by the net investment factor of that Subaccount for the period between the immediately preceding Valuation Date a and the current Valuation Date. (See "Net Investment Factor" below.) The Accumulation Unit Value will be affected by the investment performance, expenses and charges of the applicable Fund and is reduced each day by a percentage that accounts for the daily assessment of mortality and expense risk charges and the administrative charge (if any).


Initial Purchase Payments will be credited to your Account at the AUV next computed following our acceptance of the Enrollment Materials, as described under "Purchase--Purchasing Interests in the Contract." Each subsequent Purchase Payment (or amount transferred) received by the Company by the close of business of the New York Stock Exchange will be credited to your Account at the AUV next computed following our receipt of your payment or transfer request. The value of an Accumulation Unit may increase or decrease.


NET INVESTMENT FACTOR

      The net investment factor is used to measure the investment performance of a Subaccount from one Valuation Date to the next. The net investment factor for a Subaccount for any valuation period is equal to the sum of 1.0000 plus the net investment rate. The net investment rate equals:

      (a) the net assets of the Fund held by the Subaccount on the current Valuation Date, minus

      (b) the net assets of the Fund held by the Subaccount on the preceding Valuation Date, plus or minus

      (c) taxes or provisions for taxes, if any, attributable to the operation of the Subaccount;

      (d) divided by the total value of the Subaccount's Accumulation and Annuity Units on the preceding Valuation Date;


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      (e) minus a daily charge for mortality and expense risks and up to 0.25% as an administrative expense charge.


      The net investment rate may be either positive or negative.

                                   TRANSFERS
================================================================================


      At any time prior to the Annuity Date, you can transfer amounts held under your Contract from one Subaccount to another. Transfers between the Credited Interest Options and the Subaccounts are subject to certain restrictions. (See Appendices I, II and III.) A request for transfer can be made either in writing or by telephone (See "Telephone Transfers" below). All transfers must be in accordance with the terms of the Contract and your Plan, as applicable.

      The Company currently allows unlimited transfers of accumulated amounts to available investment options without charge. The minimum transfer amount may not be less than $500. However, the total number of investment options that you may select at any one time is limited. (See "Investment Options--The Funds.") Any transfer will be based on the Accumulation Unit Value next determined after the Company receives a valid transfer request at its Home Office. Transfers are not available during the Annuity Period.

TELEPHONE TRANSFERS

      Subject to the Contract Holder's approval, You automatically have the right to make transfers among Funds by telephone. We have enacted procedures to prevent abuses of Account transactions by telephone, including requiring the use of a personal identification number (PIN) to execute transactions. You are responsible for safeguarding your PIN, and for keeping Account information confidential. Although the Company's failure to follow reasonable procedures may result in the Company's liability for any losses due to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. Any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably believed to be genuine shall be borne by you. To ensure authenticity, we record all calls on the 800 line.
Note: all Account information and transactions permitted are subject to the terms of the Plan(s).

DOLLAR COST AVERAGING PROGRAM

      You may establish automated transfers of Account Values on a monthly or quarterly basis through the Company's Dollar Cost Averaging Program, if available under your Plan*. There is no additional charge for the Program. Dollar Cost Averaging is a system for investing a fixed amount of money at regular intervals over a period of time. Dollar Cost Averaging does not ensure a profit nor guarantee against loss in a declining market. You should consider your financial ability to continue purchases through periods of low price levels. Please refer to the "Inquiries" section of the Prospectus Summary which describes how you can obtain further information.

* Effective May 1, 1998, dollar cost averaging is not permitted into the Lexington Natural Resources Trust Subaccount.


                                  WITHDRAWALS
================================================================================

      All or a portion of the Account Value may be withdrawn at any time during the Accumulation Period, subject to limitations on withdrawals from the Fixed Plus Account and to the withdrawal restrictions under Section 403(b) Contracts described below. To request a withdrawal, you must properly complete a disbursement form and send it to our Home Office. Payments for withdrawal requests will be made in accordance with SEC requirements, but normally not later than seven calendar days following our receipt of a disbursement form.

      Withdrawals may be requested as in one of the following forms:

[bullet] Full Withdrawal of an Account: The amount paid upon a full withdrawal will be the Account Value allocated to the Subaccounts, the Guaranteed Accumulation Account (plus or minus a market value adjustment) (see Appendix I), and the Fixed Account, minus any applicable deferred sales charge and maintenance fee due, plus the amount available


--------------------------------------------------------------------------------
         for withdrawal from the Fixed Plus Account (see Appendix III).

[bullet] Partial Withdrawals (Percentage): The amount paid will be the percentage of the Account Value requested minus any applicable deferred sales charge; however, the amounts available for withdrawal from the Fixed Plus Account is limited (see Appendix III).

[bullet] Partial Withdrawal (Specified Dollar Amount): The amount paid will be the dollar amount requested. However, the amount withdrawn from the Account will equal the amount requested plus any applicable deferred sales charge. The amount available for withdrawal from the Fixed Plus Account is limited (see Appendix III).

      For any partial withdrawal, amounts will be withdrawn proportionately from each Subaccount or Credited Interest Option in which the Account is invested, unless you request otherwise in writing. All amounts paid will be based on Account Values as of the next Valuation Date after we receive a request for withdrawal at our Home Office, or on such later date as the disbursement form may specify. A 20% federal income tax may be withheld from amounts paid directly to you. (See "Tax Status--Contracts Used with Certain Retirement Plans.")

      Withdrawal Restrictions from 403(b) Plans. Under Section 403(b) Contracts, a withdrawal of salary reduction contributions and earnings on such contributions is generally prohibited prior to the Participant's death, disability, attainment of age 59 1/2, separation from service or financial hardship. (See "Tax Status.")

      Restrictions on Withdrawals Under the Texas Optional Retirement Program. A Participant in the Texas Optional Retirement Program may not elect to receive any form of distribution from the Contract before retirement, except upon becoming totally disabled or terminating employment with the Texas public institutions of higher learning. These restrictions limit the conditions under which a Participant may exercise the right to a full or partial withdrawal of Account Values, and the right to advance the date on which Annuity payments are to begin. The Company may require verification of eligibility from the employer prior to any distributions from the Contract. These restrictions are imposed by reason of an opinion of the Texas Attorney General interpreting applicable Texas law.

      Restrictions on Withdrawals Under the Ball State University Plan. In connection with the Ball State University Alternate Pension Plan only, the Participant may not withdraw Account Values attributable to employer contributions and applicable earnings under the Alternate Pension Plan ("Employer Account Value") unless the Participant's employment is terminated with Ball State University due to the Participant's death, retirement or separation from service. The Company reserves the right to require satisfactory documentation that the Participant is no longer providing service to Ball State University before a withdrawal request payable directly to a Participant will be considered in good order. The Contract Holder may withdraw the Employer Account Value without regard to this restriction, and Participants may transfer Employer Account Values pursuant to an Internal Revenue Service Revenue Ruling 90-24 transfer ("90-24 Transfer") without regard to this restriction. No deferred sales charge will apply to the first 20% of such Employer Account Value transferred pursuant to a 90-24 Transfer in a calendar year. This waiver does not apply to a transfer of the full Employer Account Value pursuant to a 90-24 Transfer.

REINVESTMENT PRIVILEGE


      Within 30 days after a withdrawal, if allowed by law, a Participant may elect to reinvest all or a portion of the proceeds received for the full withdrawal of an Account. Reinvested amounts must be received by the Company within 60 days of the withdrawal. Accumulation Units will be credited to the Account for the amount reinvested, as well as any applicable maintenance fee and any appropriate portion of any deferred sales charge imposed at the time of withdrawal. Any maintenance fee which falls due after the withdrawal and before the reinvestment will be deducted from the amounts reinvested. Reinvested amounts will be reallocated to the applicable investment options in the same proportion as they were allocated at the time of withdrawal. Accumulation Units will be credited to your Account based on the Accumulation Unit Value next computed following our receipt of your request along with the amount to be reinvested. See Appendix I for a discussion of amounts withdrawn from GAA and then reinvested. The reinvestment privilege may be used only once. If you are contemplating reinvestment, you should seek competent advice regarding the tax consequences associated with such a transaction.



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                                 CONTRACT LOANS
================================================================================

      During the Accumulation Period, Participants in 403(b) Plans may request a loan from their Account Value, if allowed by their Plan. Loans can only be taken from those Account Values held in the Subaccounts or from those Credited Interest Options that allow loans. (See Appendices I, II and III.) A loan may be obtained by reviewing and reading the terms of the loan agreement, properly completing a loan request form and submitting it to the Company's Home Office. Loans are not available from Contracts issued to 401(a) Plans, unless provided for under your Contract.


                        SYSTEMATIC DISTRIBUTION OPTIONS
================================================================================


      The Company offers certain withdrawal options under the Contract that are not considered annuity options ("Systematic Distribution Options"). To exercise these options, your Account Value must meet the minimum dollar amounts and age criteria applicable to that option.


      The Systematic Distribution Options currently available under the Contract include the following:


[bullet] SWO--Systematic Withdrawal Option. SWO is a series of partial withdrawals from your Account based on a payment method you select. It is designed for those who want a periodic income while retaining investment flexibility for amounts accumulated under a Contract. (This option may not be elected if you have an outstanding contract loan.)

[bullet] ECO--Estate Conservation Option. ECO offers the same investment flexibility as SWO but is designed for those who want to receive only the minimum distribution that the Code requires each year. Under ECO, the Company calculates the minimum distribution amount required by law at the later of age 70 1/2 or retirement, or for 5% owners at age
         70 1/2 and pays you that amount once a year.


      Other Systematic Distribution Options may be added from time to time. Additional information relating to any of the Systematic Distribution Options may be obtained from your local representative or from the Company at its Home Office.

      If you select one of the Systematic Distribution Options, you will retain all of the rights and flexibility permitted under the Contract during the Accumulation Period. Your Account Value will continue to be subject to the charges and deductions described in this Prospectus. Taking a withdrawal under one of these Systematic Distribution Options may have tax consequences. Any person concerned about tax implications should consult a competent tax advisor prior to election an option.

      Once you elect a Systematic Distribution Options, you may revoke it any time by submitting a written request to our Home Office. Once an option is revoked, it may not be elected again, nor may any other Systematic Distribution Options be elected unless permitted by the Code. The Company reserves the right to discontinue the availability of one or all of these Systematic Distribution Options at any time, and/or to change the terms of future elections.


                    DEATH BENEFIT DURING ACCUMULATION PERIOD
================================================================================

      The Contract provides that a death benefit is payable to the Beneficiary(ies) upon the death of the Participant before the Annuity Date. The amount of the death benefit will be equal to the Account Value. Death benefit proceeds may be paid to the Beneficiary:

[bullet] in a lump sum;

[bullet] in accordance with any of the Annuity Options available under the Contract; or


[bullet] under any Systematic Distribution Options available under the Contract
         (if the Beneficiary is your spouse).


      The Beneficiary may instead elect one of the following two options; however, the Code limits how


--------------------------------------------------------------------------------
long the death benefit proceeds may be left in these options (see below):

[bullet] to leave the Account Value invested in the Contract; or

[bullet] to leave the Account Value on deposit in the Company's general account, and to receive monthly, quarterly, semi-annual or annual interest payments at the interest rate then being credited on such deposits. The balance on deposit can be withdrawn at any time or applied to an Annuity Option.

      When paying the Beneficiary, we will determine the Account Value on the Valuation Date following the date on which we receive proof of death acceptable to the Company. Interest, if any, will be paid from the date of death at a rate no less than required by law. We will mail payment to the Beneficiary within seven days after we receive proof of death.

      The Code requires that distribution of death proceeds begin within a certain period of time. Generally, either payments must begin by December 31 of the year following the year of your death, or the entire value of your benefits must be distributed by December 31 of the fifth year following the year of your death. If your Beneficiary is your spouse, he or she is not required to begin distributions until the year you would have attained age 70 1/2. In no event may payments extend beyond the life expectancy of the Beneficiary or any period certain greater than the Beneficiary's life expectancy. If no elections are made, no distributions will be made. Failure to commence distributions within the above time periods can result in tax penalties. Regardless of the method of payment, death benefit proceeds will generally be taxed to the Beneficiary in the same manner as if you had received those payments. (See "Tax Status.")

                                 ANNUITY PERIOD
================================================================================

ANNUITY PERIOD ELECTIONS


      The Code generally requires that minimum annual distributions of the Account Value must begin by April 1st of the calendar year following the calendar year in which a Participant attains age 70 1/2 or retires, if later. In addition, distributions must be in a form and amount sufficient to satisfy the Code requirements. These requirements may be satisfied by the election of certain Annuity Options or Systematic Distribution Options. (See "Tax Status.")


      At least 30 days prior to the Annuity Date, you must notify us in writing of the following:

[bullet] the date on which you would like to start receiving annuity payments;

[bullet] the Annuity Option under which you want your payments to be calculated and paid;

[bullet] whether the payments are to be made monthly, quarterly, semi-annually or annually; and


[bullet] the investment option(s) used to provide annuity payments (i.e., a fixed annuity using the general account or any of the Subaccounts available at the time of annuitization). As of the date of this Prospectus, Aetna Balanced VP, Inc., Aetna Bond VP and Aetna Growth and Income VP are the only Subaccounts available.


      Annuity Payments will not begin until you have selected an Annuity Option. Until a date and option are elected, the Account will continue in the Accumulation Period. If your Plan is subject to ERISA, you must also submit the appropriate joint and survivor annuity waiver and spousal consent form(s) to us. Once Annuity Payments begin, the Annuity Option may not be changed, nor may transfers be made among the investment option(s) selected.

ANNUITY OPTIONS

      You may choose one of the following Annuity Options:

Lifetime Annuity Options:

[bullet] Option 1--Life Annuity--An annuity with payments ending on the Annuitant's death.

[bullet] Option 2--Life Annuity with Guaranteed Payments-- An annuity with payments guaranteed for 5, 10, 15 or 20 years, or such other periods as the Company may offer at the time of annuitization.

[bullet] Option 3--Life Income based Upon Lives of Two Payees--An annuity will be paid during the lives of the Annuitant and a second Annuitant, with 100%, 66 2/3% or 50% of the payment to continue after the first death, or 100% of the payment to continue at the death of the second Annuitant and 50% of the payment to continue at the death of the Annuitant.


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[bullet] Option 4--Life Income based Upon the Lives of Two Payees--An annuity with payments for a minimum of 120 months, with 100% of the payment to continue after the first death.

      If Option 1 or 3 is elected, it is possible that only one Annuity Payment will be made if the Annuitant under Option 1, or the surviving Annuitant under Option 3, should die prior to the due date of the second Annuity Payment. Once lifetime Annuity payments begin, the Annuitant cannot elect to receive a lump-sum settlement.

Non-lifetime Annuity Options:

[bullet] Option 1--Payments for a Specified Period-- payments will continue for a specified period of time, as provided for under your Contract.

      Under the non-lifetime option, the type of annuity available (fixed or variable) is determined by the investment options used prior to annuitization. For amounts held in the Fixed Plus Account, the annuity must be paid on a fixed basis. For amounts held in the Subaccounts, the Guaranteed Accumulation Account or the Fixed Account, an annuity may be selected on a fixed or variable basis. (Under Contracts issued to the State of Montana and the Board of Trustees-- University of Illinois, for amounts held in any investment option, the non-lifetime option is available only on a fixed basis.) If this option is elected on a variable basis, the Annuitant may request at any time during the payment period that the present value of all or any portion of the remaining variable payments be paid in one sum. However, any lump-sum elected before a minimum number of years of payments (as provided in your Contract) have been completed will be treated as a withdrawal during the Accumulation Period and any applicable deferred sales charge will be assessed. (See "Charges and Deductions--Deferred Sales Charge.") The non-lifetime option is not available on a variable basis under a Contract which provides for immediate Annuity benefits.

      We may also offer additional Annuity Options under your Contract from time to time.

ANNUITY PAYMENTS

      Date Payouts Start. When payments start, the age of the Annuitant plus the number of years for which payments are guaranteed must not exceed 95. Annuity payments may not extend beyond (a) the life of the Annuitant, (b) the joint lives of the Annuitant and beneficiary, (c) a period certain greater than the Annuitant's life expectancy, or (d) a period certain greater than the joint life expectancies of the Annuitant and beneficiary.

      Amount of Each Annuity Payment. The amount of each payment depends on the size of your Account Value, how you allocate it between fixed and variable payouts, and the Annuity Option chosen. No election may be made that would result in a first Annuity payment of less than $20 or total yearly payments of less than $100. If your Account Value on the Annuity Date is insufficient to elect an option for the minimum amount specified, a lump-sum payment must be elected.

      If Annuity Payments are to be made on a variable basis, the first and subsequent payments will vary depending on the assumed net investment rate selected (3 1/2% or 5% per annum). Selection of a 5% rate causes a higher first payment, but Annuity Payments will increase thereafter only to the extent that the net investment rate exceeds 5% on an annualized basis. Annuity Payments would decline if the rate were below 5%. Use of the 3 1/2% assumed rate causes a lower first payment, but subsequent payments would increase more rapidly or decline more slowly as changes occur in the net investment rate. (See the Statement of Additional Information for further discussion on the impact of selecting an assumed net investment rate.)

CHARGES DEDUCTED DURING THE ANNUITY PERIOD


      We make a daily deduction for mortality and expense risks from any amounts held on a variable basis. Therefore, electing the nonlifetime option on a variable basis will result in a deduction being made even though we assume no mortality risk. We will also deduct a daily administrative charge of 0.25% on annual basis from amounts held under the variable options for Participants who enrolled in a group Contract or became covered under an individual Contract on or after November 5, 1984. (See "Charges and Deductions.")


DEATH BENEFIT PAYABLE DURING THE ANNUITY PERIOD

      If an Annuitant dies after Annuity Payments have begun, any death benefit payable will depend on the terms of the Contract and the Annuity Option selected. If Option 1 or Option 3 was elected, Annuity Payments will cease on the death of the Annuitant under Option 1 or the death of the surviving Annuitant under Option 3.


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      If Lifetime Option 2 or Option 4 was elected and the death of the Annuitant under Option 2, or the surviving Annuitant under Option 4, occurs prior to the end of the guaranteed minimum payment period, we will pay to the beneficiary in a lump sum, unless otherwise requested, the present value of the guaranteed Annuity Payments remaining.

      If the non-lifetime option was elected, and the Annuitant dies before all payments are made, the value of any remaining payments may be paid in a lump-sum to the beneficiary (unless otherwise requested), and no deferred sales charge will be imposed.

      If the Annuitant dies after Annuity payments have begun and if there is a death benefit payable under the Annuity option elected, the remaining value must be distributed to the beneficiary at least as rapidly as under the original method of distribution.

      Any lump-sum payment paid under the applicable lifetime or nonlifetime Annuity Options will be made within seven calendar days after proof of death acceptable to us, and a request for payment are received at our Home Office. The value of any death benefit proceeds will be determined as of the next Valuation Date after we receive acceptable proof of death and a request for payment. Under Options 2 and 4, such value will be reduced by any payments made after the date of death.

                                   TAX STATUS
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INTRODUCTION


      The following provides a general discussion and is not intended as tax advice. This discussion reflects the Company's understanding of current federal income tax law. Such laws may change in the future, and it is possible that any change could be retroactive (i.e., effective prior to the date of the change). The Company makes no guarantee regarding the tax treatment of any contract or transaction involving a Contract. The ultimate effect of federal income taxes on the amounts held under a Contract, on Annuity Payments, and on the economic benefit to the Contract Holder, Participant or Beneficiary may depend upon the tax status of the individual concerned. Moreover, no attempt has been made to consider any applicable state or other tax laws. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction.


TAXATION OF THE COMPANY

      The Company is taxed as a life insurance company under the Code. Since the Separate Account is not an entity separate from the Company, it will not be taxed separately as a "regulated investment company" under the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Contracts. Under existing federal income tax law, the Company believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts.

      Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Separate Account and, therefore, the Company does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretation thereof result in the Company being taxed on income or gains attributable to the Separate Account, then the Company may impose a charge against the Separate Account (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

CONTRACTS USED WITH CERTAIN RETIREMENT PLANS

      In General. The Contract is designed for use with Section 403(b) plans and Section 401(a) plans. The tax rules applicable to retirement plans vary according to the type of plan and the terms and conditions of the plan.

      The Company makes no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Participants as well as Beneficiaries are cautioned that the rights of any person to any benefits under the Contracts may be subject to the terms and conditions of the Plans themselves, in addition to the terms and conditions of the Contracts issued in connection with such Plans. Some retirement plans are subject to limitations on distribution and other requirements that are not incorporated in the Contracts. Purchasers are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable laws, and should


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consult their legal counsel and tax adviser regarding the suitability of the Contract.


      Minimum Distribution Requirements. The Code has required distribution rules for Section 403(b) and 401(a) Plans. Under 403(b) Plans, distributions of amounts held as of December 31, 1986 must generally begin by the end of the calendar year in which you attain age 75 or retire, if later. However, special rules require that some or all of that balance be distributed earlier if any distributions are taken in excess of the minimum required amount. For all Participants, other than 5% owners, distributions under 401(a) Plans, and distributions attributable to contributions under Section 403(b) Plans on or after January 1, 1987 (including any earnings on the entire Account Value after that date), must generally begin by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 or retire, if later. For 5% owners, such distributions must begin by April 1st of the calendar year following the calendar year in which you attain age 70 1/2.


      In general, annuity payments must be distributed over your life or the joint lives of you and your Beneficiary, or over a period not greater than your life expectancy or the joint life expectancies of you and your Beneficiary.

      If you die after the required minimum distribution has commenced, distributions to your beneficiary must be made at least as rapidly as under the method of distribution in effect at the time of your death. However, if the minimum required distribution is calculated each year based on your single life expectancy or the joint life expectancies of you and your beneficiary, the regulations for Code Section 401(a)(9) provide specific rules for calculating the minimum required distributions at your death. For example, if you have elected ECO with the calculation based on your single life expectancy, and the life expectancy is recalculated each year, your recalculated life expectancy becomes zero in the calendar year following your death and the entire remaining interest must be distributed to your beneficiary by December 31 of the year following your death. However, a spousal beneficiary has certain rollover rights which can only be exercised in the year of your death. The rules are complex and you should consult your tax adviser before electing the method of calculation to satisfy the minimum distribution requirements.


      If you die before the required minimum distribution has commenced, your entire interest must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. Alternatively, payments may be made over the life of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary provided the distribution begins by December 31 of the calendar year following the calendar year of your death. If the Beneficiary is your spouse, the distribution must begin on or before the later of: (1) December 31 of the calendar year following the calendar year of your death, or (2) December 31 of the calendar year in which you would have attained age 70 1/2.


      If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.


      Taxation of Distributions. All distributions will be taxed as they are received unless you made a rollover contribution of the distribution to another plan of the same type or to a traditional retirement annuity/ account ("IRA") in accordance with the Code, or unless you have made after-tax contributions to the plan, which are not taxed upon distribution. The Code has specific rules that apply, depending on the type of distribution received, if after-tax contributions were made.


      In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received those payments, except that a limited death benefit exclusion may apply to payments made for deaths occurring on or before August 20, 1996.


      Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients may be provided the opportunity to elect not to have tax withheld from distributions; however, certain distributions from annuities are subject to mandatory 20% federal income tax withholding. If the Participant or Beneficiary is a non-resident alien, any withholding will be governed by Code Section 1441 based on the individual's citizenship, the country of domicile and treaty status. We will report to the IRS the taxable portion of all distributions. The Code imposes a 10% penalty tax on the taxable portion of any distribution unless made when (a) you have attained age 59 1/2, (b) you have become disabled, (c) you have died, (d) you



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have separated from service with the plan sponsor at or after age 55, (e) the distribution amount is rolled over into another plan of the same type in accordance with the terms of the Code, or (f) the distribution amount is made in substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your Beneficiary, provided you have separated from service with the plan sponsor. In addition, the penalty tax does not apply for the amount of a distribution equal to unreimbursed medical expenses incurred by you that qualify for deduction as specified in the Code. The Code may impose other penalty taxes in other circumstances.


      Section 403(b) Plans. Under Section 403(b), contributions made by public school systems and Section 501(c)(3) tax-exempt organizations to purchase annuity contracts for their employees are generally excludable from the gross income of the employee.


      In order to be excludable from taxable income, total annual contributions made by you and your employer cannot exceed either of two limits set by the Code. The first limit, under Section 415, is generally the lesser of 25% of your compensation or $30,000. Compensation means your compensation from the employer sponsoring the Plan and, for years beginning after December 31, 1997, includes any elective deferrals under Code Section 402(g) and any amounts not included in gross income under Code Section 125 or 457. The second limit, which is the exclusion allowance under Section 403(b), is usually calculated according to a formula that takes into account your length of employment any pretax contributions you and your employer have already made under the Plan, and any pretax contributions to certain other retirement plans. These two limits apply to your contributions as well as to any contributions made by your employer on your behalf. There is an additional limit that specifically limits your salary reduction contributions to generally no more than $10,000 annually (subject to indexing); your own limit may be higher or lower, depending on certain conditions. In addition Purchase Payments will be excluded from a Participant's gross income only if the Plan meets certain non-discrimination requirements.

      Code Section 403(b)(11) restricts the distribution under Section 403(b) contracts of: (1) salary reduction contributions made after December 31, 1988;
(2) earnings on those contributions; and (3) earnings during such period on amounts held as of December 31, 1988. Subject to the terms of the Plan, distribution of those amounts may only occur upon death of the employee, attainment of age 59, separation from service, disability, or financial hardship. In addition, income attributable to salary reduction contributions may not be distributed in the case of hardship.


      If, pursuant to Revenue Ruling 90-24, the Company agrees to accept, under any of the Contracts covered by this Prospectus, amounts transferred from a Code Section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions set forth in Code Section 403(b)(7)(A)(ii).

      Generally, no amounts accumulated under the Contract will be taxable prior to the time of actual distribution. However, the IRS has stated in published rulings that a variable contract owner, including participants under
Section 403(b) Plans, will be considered the owner of separate account assets if the owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable contract owner's gross income. The Treasury announced that guidance would be issued in the future regarding the extent to which owners could direct their investments among Subaccounts without being treated as owners of the underlying assets of the Separate Account. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the owner from being considered the federal tax owner of the assets of the Separate Account.


      Section 401(a) Plans. Section 401(a) permits certain employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish various types of retirement plans for themselves and for their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual except to a participant as a means to provide benefit payments.

      The Code imposes a maximum limit on annual Purchase Payments that may be excluded from a Participant's gross income. Such limit must be



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calculated under the Plan by the employer in accordance with Section 415 of the Code. This limit is generally the lesser of 25% of your compensation or $30,000. Compensation means your compensation from the employer sponsoring the Plan and, for years beginning after December 31, 1997, includes any elective deferrals under Code Section 402(g) and any amounts not included in gross income under Code Section 125 or 457. In addition, Purchase Payments will be excluded from a Participant's gross income only if the 401(a) Plan meets certain nondiscrimination requirements.


                                 MISCELLANEOUS
================================================================================

DISTRIBUTION

      The Company will serve as the Principal Underwriter for the securities sold by this Prospectus. The Company is registered as a broker-dealer with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. (NASD). As Underwriter, the Company will contract with one or more registered broker-dealers ("Distributors"), including at least one affiliate of the Company, to offer and sell the Contracts. All persons offering and selling the Contracts must be registered representatives of the Distributors and must also be licensed as insurance agents to sell variable annuity contracts. These registered representatives may also provide services to Participants in connection with establishing their Accounts under the Contract.

      Payment of Commissions. Persons offering and selling the Contracts may receive commissions in connection with the sale of the Contracts. The maximum percentage amount that the Company will ever pay as commission with respect to any given Purchase Payment is with respect to those made during the first year of Purchase Payments under an Account. The percentage amount will range from 1% to 7% of those Purchase Payments. The Company may also pay renewal commissions on Purchase Payments made after the first year and, under group Contracts, asset-based service fees. The average of all payments made by the Company is estimated to equal approximately 3% of the total Purchase Payments made over the life of an average Contract. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. Supervisory and other management personnel of the Company may receive compensation that will vary based on the relative profitability to the Company of the funding options you select. Funding options that invest in Funds advised by the Company or its affiliates are generally more profitable to the Company. The Company may also reimburse the Distributor for certain expenses. The name of the Distributor and the registered representative responsible for your Account are set forth in your Enrollment Materials. Commissions and sales related expenses are paid by the Company and are not deducted from Purchase Payments. See "Charges and Deductions--Deferred Sales Charge."

      Third Party Compensation Arrangements. Occasionally, we may pay commissions and fees to Distributors which are affiliated or associated with the Contract Holder or the Participants. We may also enter into agreements with some entities associated with the Contract Holder or Participants in which we would agree to pay the entity for certain services in connection with administering the Contracts. In both these circumstances there may be an understanding that the Distributor or entity would endorse the Company as a provider of the Contract. You will be notified if you are purchasing a Contract that is subject to these arrangements.

DELAY OR SUSPENSION OF PAYMENTS

      The Company reserves the right to suspend or postpone the date of payment for any benefit or values (a) on any Valuation Date on which the New York Stock Exchange ("Exchange") is closed (other than customary weekend and holiday closings) or when trading on the Exchange is restricted; (b) when an emergency exists, as determined by the SEC, so that disposal of securities held in the Subaccounts is not reasonably practicable or it is not reasonably practicable for the Company fairly to determine the value of the Subaccount's assets; or
(c) during such other periods as the SEC may by order permit for the protection of investors. The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

PERFORMANCE REPORTING

      From time to time, the Company may advertise different types of historical performance for the


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Subaccounts of the Separate Account. The Company may advertise the "standardized average annual total returns" of the Subaccounts, calculated in a manner prescribed by the SEC, as well as the "non-standardized returns." "Standardized average annual total returns" are computed according to a formula in which a hypothetical investment of $1,000 is applied to the Subaccount and then related to the ending redeemable values over the most recent one, five and ten-year periods (or since contributions were first received in the Fund under the Separate Account, if less than the full period). Standardized returns will reflect the reduction of all recurring charges during each period (e.g., mortality and expense risk charges, annual maintenance fees, administrative expense charge (if any) and any applicable deferred sales charge). "Non-standardized returns" will be calculated in a similar manner, except that non-standardized figures will not reflect the deduction of any applicable deferred sales charge (which would decrease the level of performance shown if reflected in these calculations). The non-standardized figures may also include monthly, quarterly, year-to-date or three-year periods and may also be calculated from the Fund's inception date.


      The Company may also advertise certain ratings, rankings or other information related to the Company, the Subaccounts or the Funds. Further details regarding performance reporting and advertising are described in the Statement of Additional Information.

VOTING RIGHTS

      In accordance with the Company's view of present applicable law, it will vote the shares of each of the Funds held by the Separate Account at regular and special meetings of Fund shareholders in accordance with instructions received from persons having a voting interest in the Separate Account. Under group Contracts, Participants and Annuitants have a fully vested (100%) interest in the benefits provided under the Contract and may instruct the Contract Holder how to direct the Company to cast the votes for the portion of the Account Value or valuation reserve attributable to their Accounts. Currently, for group Contracts used with Section 403(b) plans, the Company obtains Participant voting instructions directly from the Participants, subject to receipt of authorization from the Contract Holder to accept such instructions. The Company will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. Each person having a voting interest in the Separate Account will receive periodic reports relating to the Fund(s) in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by written communication at least 14 days before such meeting. The number of votes to which each person may give direction will be determined as of the record date set by the Fund.

      The number of votes each Contract Holder or Participant, as applicable, may cast during the Accumulation Period is equal to the portion of the Account Value to that Fund, divided by the net asset value of one share of that Fund. During the Annuity Period, the number of votes is equal to the valuation reserve applicable to the portion of the Contract attributable to that Fund, divided by the net asset value of one share of that Fund. In determining the number of votes, fractional votes will be recognized.

CHANGES IN BENEFICIARY DESIGNATIONS

      The designated Beneficiary may be changed at any time prior to the Annuity Date, subject to limitations contained in the Code and other applicable laws. Such change will not become effective until written notice of the change is received by the Company.

MODIFICATION OF THE CONTRACT

      The Company may change the Contract as required by federal or state law. In addition, the Company may, upon 30 days written notice to the Contract Holder, make other changes to group Contracts that would apply only to individuals who become Participants under that Contract after the effective date of such changes. If the Contract Holder does not agree to a change, no new Participants will be covered under the Contract. Certain changes will require the approval of appropriate state or federal regulatory authorities.

LEGAL MATTERS AND PROCEEDINGS

      The Company knows of no material legal proceedings pending to which the Separate Account or the Company is a party or which would materially affect the Separate Account. The validity of the securities offered by this Prospectus has been passed upon by Counsel to the Company.


YEAR 2000

      As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as Aetna), is dependent on computer systems and applications to conduct its business.



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Aetna has developed and is currently executing a comprehensive risk-based plan designed to make its computer systems, applications and facilities Year 2000 ready. The plan covers four stages including (i) inventory, (ii) assessment,
(iii) remediation and (iv) testing and certification. At year end 1997, Aetna, including the Company, had substantially completed the inventory and assessment stages. The remediation process is currently underway and targeted for completion by December 31, 1998. Testing and certification of these systems and applications are targeted for completion by mid-1999. The costs of these efforts will not affect the Separate Account.

      The Company, its affiliates and the mutual funds that serve as investment options for the Separate Account also have relationships with investment advisers, broker dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna, including the Company, is initiating communications with its critical external relationships to determine the extent to which Aetna may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Where practicable Aetna and the Company will assess and attempt to mitigate their risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the Separate Account, including, without limitation, its operation or the valuation of its assets and units.



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                                CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION
================================================================================

     The Statement of Additional Information contains more specific information on the Separate Account and the Contract, as well as the financial statements of the Separate Account and the Company. A list of the contents of the SAI is set forth below:

     General Information and History
     Variable Annuity Account C
     Offering and Purchase of Contracts
     Performance Data
      General
      Average Annual Total Return Quotations
      Annuity Payments
     Sales Material and Advertising
     Independent Auditors
     Financial Statements of the Separate Account
     Financial Statements of the Company

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OREGON EDUCATION ASSOCIATION CHOICE PERSONAL BENEFIT TRUST ("OEA TRUST") AND THE COMPANY'S AGREEMENT


     Under an agreement between the Company and the Oregon Education Association ("OEA") Choice Personal Benefit Trust ("OEA Trust"), the OEA Trust endorsed exclusively the Company's variable annuity for sale to its members as a variable tax deferred annuity and agreed to provide administrative assistance to the Company to facilitate OEA members' access to the variable annuity. The Company and OEA recently entered into an agreement that continues OEA Trust's exclusive endorsement of the Company's variable annuity and its agreement to provide administrative assistance to the Company. OEA Trust assists the Company by providing administrative services to the Company, such as office space and secretarial/clerical support. In addition, through an OEA Trust employee who is a registered representative of an affiliate of the Company, OEA Trust assists the Company by advertising the Company in OEA's newsletter, facilitating and coordinating meetings and workshops at which registered representatives of the Company's affiliate present the annuity to OEA members, and acting as a liaison between the Company and OEA members. The Company compensates OEA Trust to help it defray the costs incurred in providing the administrative and other support. The Company also reimburses OEA Trust for out-of-pocket travel and meeting expenses of an OEA Trust employee who is also a registered representative of an affiliate of the Company. During 1997, the Company compensated OEA Trust $180,000 as reimbursement for the costs and services described above. During 1998, the Company expects to compensate OEA Trust approximately $200,000 as reimbursement for the costs and services described above. The OEA Trust receives no commissions or other transaction-based compensation from the sale of the Company's endorsed variable annuity.




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                                  APPENDIX I
                        GUARANTEED ACCUMULATION ACCOUNT
================================================================================


     The Guaranteed Accumulation Account ("GAA") is a Credited Interest Option available during the Accumulation Period under the Contracts discussed in this Prospectus. Amounts allocated to GAA are held by the Company as described in the GAA Prospectus. This Appendix is a summary of GAA and is not intended to replace the GAA prospectus. You should read the accompanying GAA prospectus carefully before investing.


     GAA is a Credited Interest Option in which we guarantee stipulated rates of interest for stated periods of time on amounts directed to GAA, as specified in the Contract. The interest rate stipulated is an annual effective yield; that is, it reflects a full year's interest. Interest is credited daily at a rate that will provide the guaranteed annual effective yield for one year. This option guarantees the minimum interest rate specified in the Contract.

     During a specified period of time, amounts may be applied to any or all available Guaranteed Terms within the Short-Term and Long-Term classifications. Short-Term GAA has Guaranteed Terms from one to three years, and Long-Term GAA has Guaranteed Terms from three to ten years.

     Purchase Payments must remain in GAA for the full Guaranteed Term to receive the quoted interest rates. Withdrawals or transfers from a Guaranteed Term before the end of that Guaranteed Term may be subject to a market value adjustment ("MVA"). An MVA reflects the change in the value of the investments due to changes in interest rates since the date of deposit. When interest rates increase after the date of deposit, the value of the investment decreases and the MVA is negative. Conversely, when interest rates decrease after the date of deposit, the value of the investment increases, and the MVA is positive. It is possible that a negative MVA could result in the Participant receiving an amount which is less than the amount paid into GAA.

     As a Guaranteed Term matures, assets accumulating under GAA may be (a) transferred to a new Guaranteed Term, (b) transferred to other available investment options, or (c) withdrawn. Amounts withdrawn may be subject to a deferred sales charge and/or federal tax penalties or mandatory income tax withholding.

     By notifying us at least 30 days prior to the Annuity Date, you may elect a variable annuity and have amounts that have been accumulating under GAA transferred to one or more of the Subaccounts available during the Annuity Period. GAA cannot be used as an investment option during the Annuity Period.

MORTALITY AND EXPENSE RISK CHARGES

     We make no deductions from the credited interest rate for mortality and expense risks; these risks are considered in determining the credited rate.

TRANSFERS

     Amounts applied to a Guaranteed Term during a deposit period may not be transferred to any other funding option or to another Guaranteed Term during that deposit period or for 90 days after the close of that deposit period. Transfers are permitted from Guaranteed Terms of one classification to available Guaranteed Terms of another classification. We will apply an MVA to transfers made before the end of a Guaranteed Term, unless such transfer is due to the maturity of the Guaranteed Term.

CONTRACT LOANS

     Loans may not be made against amounts held in GAA, although such value is included in determining the Account Value against which a loan may be made.

REINVESTMENT PRIVILEGE

     If amounts are withdrawn from GAA and reinvested, they will be applied to the current deposit period. Amounts are proportionately reinvested to the classifications in the same manner as they were allocated before the withdrawal. Any negative MVA amount applied to a withdrawal is not included in the reinvestment.


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                                  APPENDIX II
                                 FIXED ACCOUNT
================================================================================

     The following summarizes material information concerning the Fixed Account. Amounts allocated to the Fixed Account are held in the Company's general account that supports general insurance and annuity obligations. Interests in the Fixed Account have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended. Disclosure in the Prospectus regarding the Fixed Account, may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of such statements. Disclosure in this Appendix regarding the Fixed Account has not been reviewed by the SEC.

     The Fixed Account guarantees the minimum interest rate specified in the Contract. The Company may credit a higher interest rate from time to time. The current rate is subject to change at any time, but will never fall below the guaranteed minimum. The Company's determination of interest rates reflects the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under the Fixed Account, the Company assumes the risk of investment gain or loss by guaranteeing Account Values and promising a minimum interest rate and Annuity Payment. The Fixed Account is available under Installment Purchase Payment contracts only.

     Amounts applied to the Fixed Account will earn the interest rate in effect when actually applied to the Fixed Account.

     The Fixed Account will reflect a compound interest rate credited by us. The interest rate quoted is an annual effective yield. We make no deductions from the credited interest rate for mortality and expense risks; these risks are considered in determining the credited interest rate.

     Under certain emergency conditions, we may defer payment of a Fixed Account withdrawal value (a) for a period of up to six months, or (b) as provided by federal law.

     If a withdrawal is made from the Fixed Account, a deferred sales charge may apply. (See "Charges and Deductions--Deferred Sales Charge.")

TRANSFERS AMONG INVESTMENT OPTIONS

     Transfers from the Fixed Account to any other available investment options(s) are allowed in each calendar year during the Accumulation Period. The amount which may be transferred may vary at our discretion; however, it will never be less than 10% of the amount held under the Fixed Account. Transfers to the Fixed Plus Account (if available under the Contract) will be permitted without regard to this limitation. By notifying us at our Home Office at least 30 days before Annuity payments begin, you may elect to have amounts which have been accumulating under the Fixed Account transferred to one or more of the Subaccounts available during the Annuity Period to provide variable Annuity Payments.

CONTRACT LOANS

     Loans may be made from Account Values held in the Fixed Account.

--------------------------------------------------------------------------------

                                 APPENDIX III
                               FIXED PLUS ACCOUNT
================================================================================

     The following summarizes material information concerning the Fixed Plus Account. Amounts allocated to the Fixed Plus Account are held in the Company's general account that supports general insurance and annuity obligations. Interests in the Fixed Plus Account have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended. Disclosure in the Prospectus regarding the Fixed Plus Account, may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of such statements. Disclosure in this Appendix regarding the Fixed Plus Account has not been reviewed by the SEC.

     The Fixed Plus Account guarantees the minimum Fixed Plus interest rate specified in the Contract. The Company may credit a higher interest rate from time to time. The current rate is subject to change at any time, but will never fall below the guaranteed minimum. The Company's determination of interest rates reflects the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under the Fixed Plus Account, the Company assumes the risk of investment gain or loss by guaranteeing Account Values and promising a minimum interest rate and Annuity Payment.

     The Fixed Plus Account will reflect a compound interest rate credited by us. The interest rate quoted is an annual effective yield. Amounts applied to the Fixed Plus Account will earn the Fixed Plus interest rate in effect when actually applied to the Fixed Plus Account. We make no deductions from the credited interest rate for mortality and expense risks; these risks are considered in determining the credited rate.

     Beginning on the tenth Account Year, we will credit amounts held in the Fixed Plus Account with an interest rate that is at least 0.25% higher than the then-declared interest rate for the Fixed Plus Accounts for Accounts that have not reached their tenth anniversary.

FIXED PLUS ACCOUNT WITHDRAWALS


     The amount eligible for partial withdrawal is 20% of the amount held in the Fixed Plus Account on the day the Company receives a written request at its Home Office. This 20% amount will be reduced by any Fixed Plus Account withdrawals, transfers, loan or annuitizations made in the prior 12 months. In calculating the 20% limit, we reserve the right to include payments made due to the election of a Systematic Distribution Option.


     The 20% limit is waived if the partial withdrawal is due to annuitization under a fixed lifetime or non-lifetime Annuity option, or a variable lifetime Annuity option, or due to death. The waiver upon death will only be exercised once and must occur within six months after the Participant's date of death. Any such surrender or annuitization must also be made pro rata from all Subaccounts and Credited Interest Options available under the Contract.

     If a full withdrawal is requested, we will pay any amounts held in the Fixed Plus Account, with interest, in five annual payments that will be equal to:


   1. One-fifth of the Fixed Plus Account Value on the day the request is received, reduced by any Fixed Plus Account withdrawals, transfers, annuitizations, or loans made during the prior 12 months;


   2. One-fourth of the remaining Fixed Plus Account Value 12 months later;

   3. One-third of the remaining Fixed Plus Account Value 12 months later;

   4. One-half of the remaining Fixed Plus Account Value 12 months later; and

     The balance of the Fixed Plus Account Value 12 months later.

     Once we receive a request for a full withdrawal, no further withdrawals, loans or transfers will be permitted from the Fixed Plus Account. A full withdrawal from the Fixed Plus Account may be canceled at any time before the end of the five-payment period. We will waive the Fixed Plus Account full withdrawal provision if a full withdrawal is made due to (a) the Participant's death before the Annuity Date; (b) the election of a fixed lifetime or non-lifetime


--------------------------------------------------------------------------------

Annuity option or a variable lifetime Annuity option; or (c) if the Fixed Plus Account value is $3,500 or less and no withdrawals, transfers, loan or annuitizations have been made from the Account within the prior 12 months.

     For a description of these rules as they relate to contracts issued to the State of Montana and the Board of Trustees--
University of Illinois, see "Fixed Plus Account withdrawals--State of Montana and University of Illinois" below.

FIXED PLUS ACCOUNT WITHDRAWALS--STATE OF MONTANA AND UNIVERSITY OF ILLINOIS

     Under Contracts issued to the State of Montana and the Board of Trustees--University of Illinois, during a calendar year any withdrawal requested from an Account Fixed Plus Account Value may not exceed 20% of the Account's Fixed Plus Account current value as of the date the withdrawal request is received in good order at the Home Office. The withdrawal value will be reduced by any Fixed Plus Account withdrawals, transfers, loans or annuitizations made during the calendar year.

     If a full withdrawal is requested from an Account, we will pay any Fixed Plus Account withdrawal value from the Account with interest, in five annual payments of:

     One-fifth of the Fixed Plus Account withdrawal value minus any Fixed Plus Account withdrawals, transfers, loans or annuitizations made during the calendar year;

     One-fourth of the remaining Fixed Plus Account withdrawal value 12 months later;

     One-third of the remaining Fixed Plus Account withdrawal value 12 months later;

     One-half of the remaining Fixed Plus Account withdrawal value 12 months later; and

     The balance of the Fixed Plus Account withdrawal value as the fifth and final payment 12 months later.

     Once we receive a request for a full withdrawal from an Account, no further withdrawals, transfers or loans will be permitted from the Fixed Plus Account.

     If the withdrawal is due to death or annuitization, or if the Fixed Plus Account value is less than $3,500, the entire Fixed Plus Account value will be paid in one sum.

TRANSFERS AMONG INVESTMENT OPTIONS


     The amount eligible for transfer from the Fixed Plus Account is 20% of the amount held in the Fixed Plus Account on the day we receive a written request at our Home Office. This 20% amount will be reduced by any Fixed Plus Account withdrawals, transfers, loans or annuitizations made during the prior 12 months. In calculating the 20% limit, we reserve the right to include payments made due to the election of any of the Systematic Distribution Options. The 20% limit on transfers will be waived when the value in the Fixed Plus Account is $1,000 or less.


     Under Contracts issued to the State of Montana and the Board of Trustees--University of Illinois, unlimited transfers from the Fixed Plus Account to any other available investment option(s) are allowed. For each calendar year, the amount of such transfers is limited to 20% of the amount held in the Fixed Plus Account minus amounts previously withdrawn or transferred during that year.

     By notifying us at our Home Office at least 30 days before the Annuity Date, you may elect to have amounts which have been accumulating under the Fixed Plus Account transferred to one or more of the Subaccounts available during the Annuity Period to provide lifetime variable Annuity Payments.

SWO

     The Systematic Withdrawal Option may not be elected if you have requested a Fixed Plus Account transfer or withdrawal within the prior 12 month period.

CONTRACT LOANS

     Loans may be made from Account Values held in the Fixed Plus Account. See the loan agreement for a description of the amount available and the consequences upon loan default if more than 20% of the Fixed Plus Account Value is used for a loan.


--------------------------------------------------------------------------------

                                  APPENDIX IV
                        Condensed Financial Information
================================================================================

   (Selected data for accumulation units outstanding throughout each period)

     The condensed financial information presented below for each of the periods in the ten-year period ended December 31, 1997 (as applicable), is derived from the financial statements of the Separate Account, which have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1997 are included in the Statement of Additional Information.

                                    Table I
         (For Contracts with total Separate Account charges of 1.25%)

                                         1997               1996               1995                  1994
                                 ------------------- ----------------- -------------------- ----------------------
AETNA ASCENT VP
Value at beginning of period            $13.025             $10.673            $10.000(2)
Value at end of period                  $15.422             $13.025            $10.673
Increase (decrease) in value of
 accumulation unit(1)                     18.40%              22.04%              6.73%
Number of accumulation units
 outstanding at end of period         3,543,367           1,314,997            393,053
AETNA BALANCED VP
Value at beginning of period            $15.551             $13.673            $10.868              $11.057
Value at end of period                  $18.811             $15.551            $13.673              $10.868
Increase (decrease) in value of
 accumulation unit(1)                     20.96%              13.73%             25.81%               (1.71)%
Number of accumulation units
 outstanding at end of period        34,194,804          36,147,028         38,152,395           23,139,604
AETNA BOND VP
Value at beginning of period            $12.377             $12.098            $10.360              $10.905
Value at end of period                  $13.238             $12.377            $12.098              $10.360
Increase (decrease) in value of
 accumulation unit(1)                      6.96%               2.30%             16.78%               (5.00)%
Number of accumulation units
 outstanding at end of period        18,047,780          20,036,622         21,379,976           11,713,354
AETNA CROSSROADS VP
Value at beginning of period            $12.450             $10.612            $10.000(2)
Value at end of period                  $14.456             $12.450            $10.612
Increase (decrease) in value of
 accumulation unit(1)                     16.11%              17.32%              6.12%
Number of accumulation units
 outstanding at end of period         2,469,082             918,336            294,673
AETNA GROWTH VP
Value at beginning of period            $11.635
Value at end of period                  $13.173
Increase (decrease) in value of
 accumulation unit(1)                     13.22%(6)
Number of accumulation units
 outstanding at end of period            41,928
AETNA GROWTH AND
 INCOME VP
Value at beginning of period            $17.302             $14.077            $10.778              $11.020
Value at end of period                  $22.194             $17.302            $14.077              $10.778
Increase (decrease) in value of
 accumulation unit(1)                     28.28%              22.91%             30.61%               (2.20)%
Number of accumulation units
 outstanding at end of period       177,627,474         185,328,132        188,964,022          114,733,035

                                        1993             1992              1991              1990             1989
                                 ----------------- ---------------- ----------------- ----------------- ----------------
AETNA ASCENT VP
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
AETNA BALANCED VP
Value at beginning of period            $10.189         $12.736            $10.896           $10.437         $10.000(4)
Value at end of period                  $11.057         $10.189(3)         $12.736           $10.896         $10.437
Increase (decrease) in value of
 accumulation unit(1)                      8.52%           (3)               16.89%             4.40%           4.37%
Number of accumulation units
 outstanding at end of period        11,368,365          11,508         22,898,099        17,078,985       9,535,986
AETNA BOND VP
Value at beginning of period            $10.068         $36.789            $31.192           $28.943         $25.574
Value at end of period                  $10.905         $10.068(5)         $36.789           $31.192         $28.943
Increase (decrease) in value of
 accumulation unit(1)                      8.31%           (5)               17.94%             7.77%          13.17%
Number of accumulation units
 outstanding at end of period         4,084,142           3,870          7,844,412         6,984,793       6,202,834
AETNA CROSSROADS VP
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
AETNA GROWTH VP
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
AETNA GROWTH AND
 INCOME VP
Value at beginning of period            $10.454         $97.165            $77.845           $76.311         $59.871
Value at end of period                  $11.020         $10.454(7)         $97.165           $77.845         $76.311
Increase (decrease) in value of
 accumulation unit(1)                      5.41%           (7)               24.82%             2.01%          27.46%
Number of accumulation units
 outstanding at end of period        44,166,470          21,250         20,948,226        18,362,906      17,142,820

                                       1988
                                 ---------------
AETNA ASCENT VP
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
AETNA BALANCED VP
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
AETNA BOND VP
Value at beginning of period           $24.061
Value at end of period                 $25.574
Increase (decrease) in value of
 accumulation unit(1)                     6.29%
Number of accumulation units
 outstanding at end of period        5,955,293
AETNA CROSSROADS VP
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
AETNA GROWTH VP
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
AETNA GROWTH AND
 INCOME VP
Value at beginning of period           $52.885
Value at end of period                 $59.871
Increase (decrease) in value of
 accumulation unit(1)                    13.21%
Number of accumulation units
 outstanding at end of period       16,455,396



--------------------------------------------------------------------------------

================================================================================

                                          1997                1996                1995               1994
                                 --------------------- ------------------ -------------------- ----------------
AETNA INDEX PLUS LARGE
 CAP VP
Value at beginning of period             $10.924             $10.000(8)
Value at end of period                   $14.444             $10.924
Increase (decrease) in value of
 accumulation unit(1)                      32.23%               9.24%
Number of accumulation units
 outstanding at end of period          4,796,644             879,588
AETNA LEGACY VP
Value at beginning of period             $11.930             $10.580             $10.000(2)
Value at end of period                   $13.491             $11.930             $10.580
Increase (decrease) in value of
 accumulation unit(1)                      13.08%              12.76%               5.80%
Number of accumulation units
 outstanding at end of period          1,624,842             513,590             143,637
AETNA MONEY MARKET VP
Value at beginning of period             $11.473             $11.026             $10.528           $10.241
Value at end of period                   $11.951             $11.473             $11.026           $10.528
Increase (decrease) in value of
 accumulation unit(1)                       4.16%               4.05%               4.73%             2.80%
Number of accumulation units
 outstanding at end of period         12,191,085          13,898,826          12,999,680         7,673,528
AETNA SMALL COMPANY VP
Value at beginning of period             $12.299
Value at end of period                   $13.654
Increase (decrease) in value of
 accumulation unit(1)                      11.02%(10)
Number of accumulation units
 outstanding at end of period            253,548
AETNA VALUE
 OPPORTUNITY VP
Value at beginning of period             $12.913
Value at end of period                   $13.261
Increase (decrease) in value of
 accumulation unit(1)                       2.69%(11)
Number of accumulation units
 outstanding at end of period            100,928
CALVERT SOCIAL
 BALANCED PORTFOLIO
Value at beginning of period             $15.044             $13.527             $10.554           $11.036
Value at end of period                   $17.840             $15.044             $13.527           $10.554
Increase (decrease) in value of
 accumulation unit(1)                      18.59%              11.22%              28.17%            (4.37)%
Number of accumulation units
 outstanding at end of period          1,499,989           1,313,324             966,098           521,141
FIDELITY VIP EQUITY-
 INCOME PORTFOLIO
Value at beginning of period             $12.518             $11.092             $10.000(2)
Value at end of period                   $15.837             $12.518             $11.092
Increase (decrease) in value of
 accumulation unit(1)                      26.52%              12.86%              10.92%
Number of accumulation units
 outstanding at end of period          7,111,490           5,007,706           1,660,304
FIDELITY VIP GROWTH
 PORTFOLIO
Value at beginning of period             $11.402             $10.066             $10.000(2)
Value at end of period                   $13.904             $11.402             $10.066
Increase (decrease) in value of
 accumulation unit(1)                      21.95%              13.27%               0.66%
Number of accumulation units
 outstanding at end of period          6,586,698           5,171,098           1,833,794

                                       1993              1992             1991            1990           1989           1988
                                 ---------------- ------------------ -------------- --------------- -------------- --------------
AETNA INDEX PLUS LARGE
 CAP VP
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
AETNA LEGACY VP
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
AETNA MONEY MARKET VP
Value at beginning of period           $10.048          $33.812           $32.138         $30.012        $27.783        $26.171
Value at end of period                 $10.241          $10.048(9)        $33.812         $32.138        $30.012        $27.783
Increase (decrease) in value of
 accumulation unit(1)                     1.92%            (9)               5.21%           7.08%          8.02%          6.16%
Number of accumulation units
 outstanding at end of period        2,766,044              825         8,430,082      10,220,110      8,286,033      8,154,644
AETNA SMALL COMPANY VP
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
AETNA VALUE
 OPPORTUNITY VP
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
CALVERT SOCIAL
 BALANCED PORTFOLIO
Value at beginning of period           $10.278          $10.000(12)
Value at end of period                 $11.036          $10.278
Increase (decrease) in value of
 accumulation unit(1)                     7.37%            2.78%
Number of accumulation units
 outstanding at end of period          144,168            2,556
FIDELITY VIP EQUITY-
 INCOME PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
FIDELITY VIP GROWTH
 PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period



--------------------------------------------------------------------------------

================================================================================

                                        1997             1996               1995
                                 ----------------- ---------------- --------------------
FIDELITY VIP OVERSEAS
 PORTFOLIO
Value at beginning of period            $11.137           $9.961           $10.000 (2)
Value at end of period                  $12.269          $11.137            $9.961
Increase (decrease) in value of
 accumulation unit(1)                     10.17%           11.80%            (0.39)%
Number of accumulation units
 outstanding at end of period           718,565          487,709           196,090
FIDELITY VIP II
 CONTRAFUND PORTFOLIO
Value at beginning of period            $12.455          $10.397           $10.000 (2)
Value at end of period                  $15.270          $12.455           $10.397
Increase (decrease) in value of
 accumulation unit(1)                     22.60%           19.79%             3.97%
Number of accumulation units
 outstanding at end of period        11,399,666        6,812,870         2,116,732
JANUS ASPEN AGGRESSIVE
 GROWTH PORTFOLIO
Value at beginning of period            $14.202          $13.322           $10.581
Value at end of period                  $15.801          $14.202           $13.322
Increase (decrease) in value of
 accumulation unit(1)                     11.26%            6.60%            25.91%
Number of accumulation units
 outstanding at end of period         9,271,525        8,835,470         4,887,060
JANUS ASPEN BALANCED
 PORTFOLIO
Value at beginning of period            $12.449          $10.850           $10.000 (2)
Value at end of period                  $15.012          $12.449           $10.850
Increase (decrease) in value of
 accumulation unit(1)                     20.58%           14.73%             8.50%
Number of accumulation units
 outstanding at end of period         1,911,789          996,510            93,304
JANUS ASPEN FLEXIBLE
 INCOME PORTFOLIO
Value at beginning of period            $13.022          $12.077            $9.873
Value at end of period                  $14.373          $13.022           $12.077
Increase (decrease) in value of
 accumulation unit(1)                     10.37%            7.83%            22.33%
Number of accumulation units
 outstanding at end of period           934,053          619,287           315,361
JANUS ASPEN GROWTH
 PORTFOLIO
Value at beginning of period            $12.716          $10.870           $10.000(2)
Value at end of period                  $15.414          $12.716           $10.870
Increase (decrease) in value of
 accumulation unit(1)                     21.22%           16.98%             8.70%
Number of accumulation units
 outstanding at end of period         3,100,436        2,018,527           259,196
JANUS ASPEN WORLDWIDE
 GROWTH PORTFOLIO
Value at beginning of period            $13.860          $10.877           $10.000(2)
Value at end of period                  $16.720          $13.860           $10.877
Increase (decrease) in value of
 accumulation unit(1)                     20.64%           27.43%             8.77%
Number of accumulation units
 outstanding at end of period        17,194,687        8,715,825         1,036,040

                                        1994         1993   1992   1991   1990   1989   1988
                                 ------------------ ------ ------ ------ ------ ------ -----
FIDELITY VIP OVERSEAS
 PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
FIDELITY VIP II
 CONTRAFUND PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
JANUS ASPEN AGGRESSIVE
 GROWTH PORTFOLIO
Value at beginning of period           $10.000(13)
Value at end of period                 $10.581
Increase (decrease) in value of
 accumulation unit(1)                     5.81%
Number of accumulation units
 outstanding at end of period          753,862
JANUS ASPEN BALANCED
 PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
JANUS ASPEN FLEXIBLE
 INCOME PORTFOLIO
Value at beginning of period           $10.000(13)
Value at end of period                  $9.873
Increase (decrease) in value of
 accumulation unit(1)                    (1.27)%
Number of accumulation units
 outstanding at end of period           28,543
JANUS ASPEN GROWTH
 PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
JANUS ASPEN WORLDWIDE
 GROWTH PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period



--------------------------------------------------------------------------------

================================================================================

                                            1997                1996         1995
                                 -------------------------- ------------ ------------
LEXINGTON NATURAL
 RESOURCES TRUST
Value at beginning of period               $14.686             $11.720      $10.154
Value at end of period                     $15.541             $14.686      $11.720
Increase (decrease) in value of
 accumulation unit(1)                         5.82%              25.31%       15.42%
Number of accumulation units
 outstanding at end of period            1,786,409             966,482      711,892
PORTFOLIO PARTNERS MFS
 EMERGING EQUITIES
 PORTFOLIO
Value at beginning of period               $15.114
Value at end of period                     $14.927
Increase (decrease) in value of
 accumulation unit(1)                        (1.24)%(14)
Number of accumulation units
 outstanding at end of period           16,549,322
PORTFOLIO PARTNERS MFS
 RESEARCH PORTFOLIO
Value at beginning of period               $14.067
Value at end of period                     $13.795
Increase (decrease) in value of
 accumulation unit(1)                        (1.93)%(14)
Number of accumulation units
 outstanding at end of period           11,539,850
PORTFOLIO PARTNERS MFS
 VALUE EQUITY PORTFOLIO
Value at beginning of period               $19.016
Value at end of period                     $19.291
Increase (decrease) in value of
 accumulation unit(1)                         1.45%  (14)
Number of accumulation units
 outstanding at end of period            2,879,845
PORTFOLIO PARTNERS
 SCUDDER INTERNATIONAL
 GROWTH PORTFOLIO
Value at beginning of period               $16.776
Value at end of period                     $16.986
Increase (decrease) in value of
 accumulation unit(1)                         1.25%  (14)
Number of accumulation units
 outstanding at end of period            6,242,299
PORTFOLIO PARTNERS
 T. ROWE PRICE GROWTH
 EQUITY PORTFOLIO
Value at beginning of period               $14.112
Value at end of period                     $14.400
Increase (decrease) in value of
 accumulation unit(1)                         2.04%  (14)
Number of accumulation units
 outstanding at end of period            8,296,964

                                      1994           1993            1992         1991   1990   1989   1988
                                 -------------- ------------- ------------------ ------ ------ ------ -----
LEXINGTON NATURAL
 RESOURCES TRUST
Value at beginning of period        $10.877          $9.832         $10.000(12)
Value at end of period              $10.154         $10.877          $9.832
Increase (decrease) in value of
 accumulation unit(1)                 (6.65)%         10.63%          (1.68)%
Number of accumulation units
 outstanding at end of period       703,676         135,614             561
PORTFOLIO PARTNERS MFS
 EMERGING EQUITIES
 PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
PORTFOLIO PARTNERS MFS
 RESEARCH PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
PORTFOLIO PARTNERS MFS
 VALUE EQUITY PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
PORTFOLIO PARTNERS
 SCUDDER INTERNATIONAL
 GROWTH PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
PORTFOLIO PARTNERS
 T. ROWE PRICE GROWTH
 EQUITY PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period

(1) The above figures are calculated by subtracting the beginning Accumulation Unit value from the ending Accumulation Unit value and dividing the result by the beginning Accumulation Unit value. These figures do not reflect the deferred sales charges or the fixed dollar annual maintenance fee, if any. Inclusion of these charges would reduce the investment results shown.

(2) Reflects less than a full year of performance activity. The initial Accumulation Unit value was established at $10.000 during August 1995, when the Fund became available under the Contract.

(3) The Accumulation Unit value was converted to $10.000 on August 21, 1992 upon the commencement of a new administrative system. Immediately prior to that date, the Accumulation Unit value of the Fund was $13.118. On the date of conversion, additional units were issued so that account values were not changed as a result of the conversion. The percentage change in the Accumulation Unit value from the beginning of the year to the date of conversion was 2.99%; the percentage change in the Accumulation Unit value from the date of conversion to the end of the year was 1.89%.



--------------------------------------------------------------------------------

(4) Reflects less than a full year of performance activity. The initial Accumulation Unit value was established at $10.000 on June 23, 1989, the date on which the Fund commenced operations.

(5) The Accumulation Unit value was converted to $10.000 on August 21, 1992 upon the commencement of a new administrative system. Immediately prior to that date, the Accumulation Unit value of the Fund was $38.521. On the date of conversion, additional units were issued so that account values were not changed as a result of the conversion. The percentage change in the Accumulation Unit value from the beginning of the year to the date of conversion was 4.70%; the percentage change in the Accumulation Unit value from the date of conversion to the end of the year was 0.68%.

(6) Reflects less than a full year of performance activity. Funds were first received in this option during June 1997.

(7) The Accumulation Unit value was converted to $10.000 on August 21, 1992 upon the commencement of a new administrative system. Immediately prior to that date, the Accumulation Unit value of the Fund was $97.817. On the date of conversion, additional units were issued so that account values were not changed as a result of the conversion. The percentage change in the Accumulation Unit value from the beginning of the year to the date of conversion was 0.67%; the percentage change in the Accumulation Unit value from the date of conversion to the end of the year was 4.54%.

(8) Reflects less than a full year of performance activity. The initial Accumulation Unit value was established at $10.000 during August 1996, when the Portfolio became available under the Contract.

(9) The Accumulation Unit value was converted to $10.000 on August 21, 1992 upon the commencement of a new administrative system. Immediately prior to that date, the Accumulation Unit value of the Fund was $34.397. On the date of conversion, additional units were issued so that account values were not changed as a result of the conversion. The percentage change in the Accumulation Unit value from the beginning of the year to the date of conversion was 1.73%; the percentage change in the Accumulation Unit value from the date of conversion to the end of the year was 0.48%.

(10) Reflects less than a full year of performance activity. Funds were first received in this option during July 1997.

(11) Reflects less than a full year of performance activity. Funds were first received in this option during August 1997.

(12) Reflects less than a full year of performance activity. The initial Accumulation Unit value was established at $10.000 on August 21, 1992, the date on which the Fund/Portfolio became available under the Contract.

(13) Reflects less than a full year of performance activity. The initial Accumulation Unit value was established at $10.000 during October 1994, when the funds were first received in this option.

(14) Reflects less than a full year of performance activity. Funds were first received in this option during November 1997.

The condensed financial information presented below for the period ended December 31, 1997 is derived from the financial statements of the Separate Account, which have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1997, are included in the Statement of Additional Information.

                                   Table II
    (For Contracts with total Separate Account charges of 1.50%, including a 0.25% administrative expense charge beginning April 7, 1997)

                                           1997
                                   -------------------
AETNA ASCENT VP
Value at beginning of period             $13.020
Value at end of period                   $15.394
Increase (decrease) in value of
 accumulation unit(1)                      18.24%(2)
Number of accumulation units
 outstanding at end of period             29,840
AETNA BALANCED VP
Value at beginning of period             $15.674
Value at end of period                   $18.776
Increase (decrease) in value of
 accumulation unit(1)                      19.79%(2)
Number of accumulation units
 outstanding at end of period            478,177
AETNA BOND VP
Value at beginning of period             $12.302
Value at end of period                   $13.213
Increase (decrease) in value of
 accumulation unit(1)                       7.41%(2)
Number of accumulation units
 outstanding at end of period            215,650



--------------------------------------------------------------------------------

================================================================================

                                           1997
                                   --------------------
AETNA CROSSROADS VP
Value at beginning of period              $12.449
Value at end of period                    $14.430
Increase (decrease) in value of
 accumulation unit(1)                       15.91%(2)
Number of accumulation units
 outstanding at end of period              26,483
AETNA GROWTH VP(10)
Value at beginning of period              $12.739
Value at end of period                    $13.149
Increase (decrease) in value of
 accumulation unit(1)                        3.22%(3)
Number of accumulation units
 outstanding at end of period               3,326
AETNA GROWTH AND
 INCOME VP
Value at beginning of period              $17.861
Value at end of period                    $22.153
Increase (decrease) in value of
 accumulation unit(1)                       24.03%(2)
Number of accumulation units
 outstanding at end of period           1,699,982
AETNA INDEX PLUS LARGE
 CAP VP
Value at beginning of period              $11.345
Value at end of period                    $14.418
Increase (decrease) in value of
 accumulation unit(1)                       27.09%(2)
Number of accumulation units
 outstanding at end of period              27,945
AETNA LEGACY VP
Value at beginning of period              $11.873
Value at end of period                    $13.467
Increase (decrease) in value of
 accumulation unit(1)                       13.42%(2)
Number of accumulation units
 outstanding at end of period              14,817
AETNA MONEY MARKET VP
Value at beginning of period              $11.592
Value at end of period                    $11.929
Increase (decrease) in value of
 accumulation unit(1)                        2.91%(2)
Number of accumulation units
 outstanding at end of period             176,703
AETNA SMALL COMPANY VP
Value at beginning of period              $13.629
Value at end of period                    $13.629
Increase (decrease) in value of
 accumulation unit(1)                        0.00%(3)
Number of accumulation units
 outstanding at end of period                  82
AETNA VALUE
 OPPORTUNITY VP
Value at beginning of period              $13.237
Value at end of period                    $13.237
Increase (decrease) in value of
 accumulation unit(1)                        0.00%(3)
Number of accumulation units
 outstanding at end of period                  84


 -------------------------------------------------------------------------------

================================================================================


                                           1997
                                   -------------------
CALVERT SOCIAL
 BALANCED PORTFOLIO
Value at beginning of period             $14.934
Value at end of period                   $17.808
Increase (decrease) in value of
 accumulation unit(1)                      19.24%(2)
Number of accumulation units
 outstanding at end of period             20,521
FIDELITY VIP EQUITY-
 INCOME PORTFOLIO
Value at beginning of period             $12.711
Value at end of period                   $15.808
Increase (decrease) in value of
 accumulation unit(1)                      24.37%(2)
Number of accumulation units
 outstanding at end of period            117,588
FIDELITY VIP GROWTH
 PORTFOLIO
Value at beginning of period             $11.373
Value at end of period                   $13.879
Increase (decrease) in value of
 accumulation unit(1)                      22.03%(2)
Number of accumulation units
 outstanding at end of period            104,982
FIDELITY VIP OVERSEAS
 PORTFOLIO
Value at beginning of period             $11.253
Value at end of period                   $12.247
Increase (decrease) in value of
 accumulation unit(1)                       8.83%(2)
Number of accumulation units
 outstanding at end of period              8,098
FIDELITY VIP II CONTRAFUND
 PORTFOLIO
Value at beginning of period             $12.388
Value at end of period                   $15.242
Increase (decrease) in value of
 accumulation unit(1)                      23.04%(2)
Number of accumulation units
 outstanding at end of period            146,381
JANUS ASPEN AGGRESSIVE
 GROWTH PORTFOLIO
Value at beginning of period             $12.594
Value at end of period                   $15.773
Increase (decrease) in value of
 accumulation unit(1)                      25.24%(2)
Number of accumulation units
 outstanding at end of period             85,304
JANUS ASPEN BALANCED
 PORTFOLIO
Value at beginning of period             $12.760
Value at end of period                   $14.984
Increase (decrease) in value of
 accumulation unit(1)                      17.43%(2)
Number of accumulation units
 outstanding at end of period             19,967



--------------------------------------------------------------------------------

================================================================================


                                          1997
                                   -------------------
JANUS ASPEN FLEXIBLE
 INCOME PORTFOLIO
Value at beginning of period             $13.025
Value at end of period                   $14.347
Increase (decrease) in value of
 accumulation unit(1)                      10.15%(2)
Number of accumulation units
 outstanding at end of period              8,189
JANUS ASPEN GROWTH
 PORTFOLIO
Value at beginning of period             $12.975
Value at end of period                   $15.386
Increase (decrease) in value of
 accumulation unit(1)                      18.58%(2)
Number of accumulation units
 outstanding at end of period             53,182
JANUS ASPEN WORLDWIDE
 GROWTH PORTFOLIO
Value at beginning of period             $14.439
Value at end of period                   $16.689
Increase (decrease) in value of
 accumulation unit(1)                      15.59%(2)
Number of accumulation units
 outstanding at end of period            168,191
LEXINGTON NATURAL
 RESOURCES TRUST
Value at beginning of period             $13.756
Value at end of period                   $15.512
Increase (decrease) in value of
 accumulation unit(1)                      12.77%(2)
Number of accumulation units
 outstanding at end of period             26,426
PORTFOLIO PARTNERS MFS
 EMERGING EQUITIES
 PORTFOLIO
Value at beginning of period             $15.090
Value at end of period                   $14.899
Increase (decrease) in value of
 accumulation unit(1)                      (1.26)%(4)
Number of accumulation units
 outstanding at end of period            131,565
PORTFOLIO PARTNERS MFS
 RESEARCH PORTFOLIO
Value at beginning of period             $14.044
Value at end of period                   $13.770
Increase (decrease) in value of
 accumulation unit(1)                      (1.95)%(4)
Number of accumulation units
 outstanding at end of period            149,523
PORTFOLIO PARTNERS MFS
 VALUE EQUITY
 PORTFOLIO
Value at beginning of period             $18.985
Value at end of period                   $19.256
Increase (decrease) in value of
 accumulation unit(1)                       1.42%(4)
Number of accumulation units
 outstanding at end of period             25,830



--------------------------------------------------------------------------------

================================================================================

                                           1997
                                   -------------------
PORTFOLIO PARTNERS
 SCUDDER INTERNATIONAL
 GROWTH PORTFOLIO
Value at beginning of period             $16.749
Value at end of period                   $16.955
Increase (decrease) in value of
 accumulation unit(1)                       1.23%(4)
Number of accumulation units
 outstanding at end of period             48,385
PORTFOLIO PARTNERS
 T. ROWE PRICE GROWTH
 EQUITY PORTFOLIO
Value at beginning of period             $14.090
Value at end of period                   $14.374
Increase (decrease) in value of
 accumulation unit(1)                       2.02%(4)
Number of accumulation units
 outstanding at end of period             79,799

(1) The above figures are calculated by subtracting the beginning Accumulation Unit value from the ending Accumulation Unit value and dividing the result by the beginning Accumulation Unit value. These figures do not reflect the deferred sales charges or the fixed dollar annual maintenance fee, if any. Inclusion of these charges would reduce the investment results shown.

(2) Reflects less than a full year of performance activity. Funds were first received in this option during April 1997.

(3) Reflects less than a full year of performance activity. Funds were first received in this option during December 1997.

(4) Reflects less than a full year of performance activity. Funds were first received in this option during November 1997.

The condensed financial information presented below for the period ended December 31, 1997 is derived from the financial statements of the Separate Account, which have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1997 are included in the Statement of Additional Information.

                                   Table III
                   (For Contracts containing limits on fees)

                                           1997
                                   -------------------
AETNA ASCENT VP
Value at beginning of period             $13.971
Value at end of period                   $15.453
Increase (decrease) in value of
 accumulation unit(1)                      10.61%(2)
Number of accumulation units
 outstanding at end of period             10,257
AETNA BALANCED VP
Value at beginning of period             $16.739
Value at end of period                   $18.837
Increase (decrease) in value of
 accumulation unit(1)                      12.53%(2)
Number of accumulation units
 outstanding at end of period            454,232
AETNA BOND VP
Value at beginning of period             $12.629
Value at end of period                   $13.249
Increase (decrease) in value of
 accumulation unit(1)                       4.91%(2)
Number of accumulation units
 outstanding at end of period            453,723



--------------------------------------------------------------------------------

================================================================================

                                            1997
                                   ---------------------
AETNA CROSSROADS VP
Value at beginning of period              $13.199
Value at end of period                    $14.485
Increase (decrease) in value of
 accumulation unit(1)                        9.74%(2)
Number of accumulation units
 outstanding at end of period              50,297
AETNA GROWTH VP(10)
Value at beginning of period              $12.615
Value at end of period                    $13.173
Increase (decrease) in value of
 accumulation unit(1)                        4.42%(3)
Number of accumulation units
 outstanding at end of period               1,565
AETNA GROWTH AND
 INCOME VP
Value at beginning of period              $19.673
Value at end of period                    $22.226
Increase (decrease) in value of
 accumulation unit(1)                       12.97%(2)
Number of accumulation units
 outstanding at end of period           6,093,102
AETNA INDEX PLUS LARGE
 CAP VP
Value at beginning of period              $12.748
Value at end of period                    $14.452
Increase (decrease) in value of
 accumulation unit(1)                       13.37%(2)
Number of accumulation units
 outstanding at end of period              13,748
AETNA LEGACY VP
Value at beginning of period              $12.496
Value at end of period                    $13.518
Increase (decrease) in value of
 accumulation unit(1)                        8.18%(2)
Number of accumulation units
 outstanding at end of period              16,060
AETNA MONEY MARKET VP
Value at beginning of period              $11.674
Value at end of period                    $11.951
Increase (decrease) in value of
 accumulation unit(1)                        2.37%(2)
Number of accumulation units
 outstanding at end of period             591,901
AETNA SMALL COMPANY VP
Value at beginning of period              $13.092
Value at end of period                    $13.654
Increase (decrease) in value of
 accumulation unit(1)                        4.29%(3)
Number of accumulation units                1,779
 outstanding at end of period
CALVERT SOCIAL
 BALANCED PORTFOLIO
Value at beginning of period              $16.178
Value at end of period                    $17.840
Increase (decrease) in value of
 accumulation unit(1)                       10.27%(2)
Number of accumulation units
 outstanding at end of period               3,576



--------------------------------------------------------------------------------

================================================================================

                                           1997
                                   -------------------
FIDELITY VIP EQUITY-
 INCOME PORTFOLIO
Value at beginning of period             $14.065
Value at end of period                   $15.837
Increase (decrease) in value of
 accumulation unit(1)                      12.60%(2)
Number of accumulation units
 outstanding at end of period             49,884
FIDELITY VIP GROWTH
 PORTFOLIO
Value at beginning of period             $12.498
Value at end of period                   $13.904
Increase (decrease) in value of
 accumulation unit(1)                      11.26%(2)
Number of accumulation units
 outstanding at end of period             31,477
FIDELITY VIP OVERSEAS
 PORTFOLIO
Value at beginning of period             $12.518
Value at end of period                   $12.269
Increase (decrease) in value of
 accumulation unit(1)                      (1.99)%(2)
Number of accumulation units
 outstanding at end of period              1,206
FIDELITY VIP II
 CONTRAFUND
 PORTFOLIO
Value at beginning of period             $13.443
Value at end of period                   $15.270
Increase (decrease) in value of
 accumulation unit(1)                      13.59%(2)
Number of accumulation units
 outstanding at end of period             29,365
JANUS ASPEN AGGRESSIVE
 GROWTH PORTFOLIO
Value at beginning of period             $14.156
Value at end of period                   $15.801
Increase (decrease) in value of
 accumulation unit(1)                      11.62%(2)
Number of accumulation units
 outstanding at end of period             26,177
JANUS ASPEN BALANCED
 PORTFOLIO
Value at beginning of period             $13.573
Value at end of period                   $15.012
Increase (decrease) in value of
 accumulation unit(1)                      10.60%(2)
Number of accumulation units
 outstanding at end of period              8,663
JANUS ASPEN FLEXIBLE
 INCOME PORTFOLIO
Value at beginning of period             $13.448
Value at end of period                   $14.373
Increase (decrease) in value of
 accumulation unit(1)                       6.88%(2)
Number of accumulation units
 outstanding at end of period                323



--------------------------------------------------------------------------------

================================================================================

                                           1997
                                   -------------------
JANUS ASPEN GROWTH
 PORTFOLIO
Value at beginning of period             $13.985
Value at end of period                   $15.414
Increase (decrease) in value of
 accumulation unit(1)                      10.22%(2)
Number of accumulation units
 outstanding at end of period              6,389
JANUS ASPEN WORLDWIDE
 GROWTH PORTFOLIO
Value at beginning of period             $15.828
Value at end of period                   $16.720
Increase (decrease) in value of
 accumulation unit(1)                       5.64%(2)
Number of accumulation units
 outstanding at end of period             63,534
LEXINGTON NATURAL
 RESOURCES TRUST
Value at beginning of period             $15.221
Value at end of period                   $15.541
Increase (decrease) in value of
 accumulation unit(1)                       2.10%(2)
Number of accumulation units
 outstanding at end of period              8,053
PORTFOLIO PARTNERS MFS
 EMERGING EQUITIES
 PORTFOLIO
Value at beginning of period             $15.114
Value at end of period                   $14.927
Increase (decrease) in value of
 accumulation unit(1)                      (1.24)%(4)
Number of accumulation units
 outstanding at end of period             56,819
PORTFOLIO PARTNERS MFS
 RESEARCH PORTFOLIO
Value at beginning of period             $14.067
Value at end of period                   $13.795
Increase (decrease) in value of
 accumulation unit(1)                      (1.93)%(4)
Number of accumulation units
 outstanding at end of period             55,233
PORTFOLIO PARTNERS MFS
 VALUE EQUITY
 PORTFOLIO
Value at beginning of period             $19.016
Value at end of period                   $19.291
Increase (decrease) in value of
 accumulation unit(1)                       1.45%(4)
Number of accumulation units
 outstanding at end of period              7,188
PORTFOLIO PARTNERS
 SCUDDER INTERNATIONAL
 GROWTH PORTFOLIO
Value at beginning of period             $16.776
Value at end of period                   $16.986
Increase (decrease) in value of
 accumulation unit(1)                       1.25%(4)
Number of accumulation units
 outstanding at end of period              6,970



--------------------------------------------------------------------------------

================================================================================

                                           1997
                                   -------------------
PORTFOLIO PARTNERS
 T. ROWE PRICE GROWTH
 EQUITY PORTFOLIO
Value at beginning of period             $14.112
Value at end of period                   $14.400
Increase (decrease) in value of
 accumulation unit(1)                       2.04%(4)
Number of accumulation units
 outstanding at end of period             24,650

(1) The above figures are calculated by subtracting the beginning Accumulation Unit value from the ending Accumulation Unit value and dividing the result by the beginning Accumulation Unit value. These figures do not reflect the deferred sales charges or the fixed dollar annual maintenance fee, if any. Inclusion of these charges would reduce the investment results shown.

(2) Reflects less than a full year of performance activity. Funds were first received in this option during June 1997.

(3) Reflects less than a full year of performance activity. Funds were first received in this option during December 1997.

(4) Reflects less than a full year of performance activity. Funds were first received in this option during November 1997.


--------------------------------------------------------------------------------

                         For Master Applications Only

I hereby acknowledge receipt of an Account C Group Deferred Variable Annuity prospectus dated May 1, 1998 for Section 403(b) Tax-Deferred Annuity Plans, as well as all current prospectuses pertaining to the variable investment options available under the Contracts.


_____ Please send an Account C Statement of Additional Information (Form No. SAI.75964-98) dated May 1, 1998.






--------------------------------------------------------------------------------
                          CONTRACT HOLDER'S SIGNATURE





--------------------------------------------------------------------------------
                                     DATE











PROS.OEA-98


--------------------------------------------------------------------------------

                                  PROSPECTUS
================================================================================

The Contracts offered in connection with this Prospectus are group and individual deferred variable annuity contracts ("Contracts") issued by Aetna Life Insurance and Annuity Company (the "Company"). The Contracts are available for public school systems and certain tax-exempt (Section 501(c)(3)) organizations for their employees under Section 403(b) of the Internal Revenue Code of 1986 as amended ("Code"), and for qualified defined contribution plans under Section 401(a) of the Code. (See "Purchase.")

The Contracts provide that contributions may be allocated to one or more of the Credited Interest Options or to one or more of the Subaccounts of Variable Annuity Account C, a separate account of the Company. The Subaccounts invest directly in shares of the following Funds:


[bullet] Aetna Ascent VP (formerly Aetna Ascent Variable Portfolio) [bullet] Aetna Balanced VP, Inc. (formerly Aetna Investment Advisers Fund,
         Inc.)
[bullet] Aetna Income Shares d/b/a Aetna Bond VP
[bullet] Aetna Crossroads VP (formerly Aetna Crossroads Variable Portfolio) [bullet] Aetna Growth VP (formerly Aetna Variable Growth Portfolio) [bullet] Aetna Variable Fund d/b/a Aetna Growth and Income Fund VP
[bullet] Aetna High Yield VP
[bullet] Aetna Index Plus Large Cap VP (formerly Aetna Variable Index Plus
         Portfolio)
[bullet] Aetna Index Plus Mid Cap VP
[bullet] Aetna Index Plus Small Cap VP
[bullet] Aetna International VP
[bullet] Aetna Legacy VP (formerly Aetna Legacy Variable Portfolio) [bullet] Aetna Variable Encore Fund d/b/a Aetna Money Market VP
[bullet] Aetna Real Estate Securities VP
[bullet] Aetna Small Company VP (formerly Aetna Variable Small Company
         Portfolio)
[bullet] Aetna Value Opportunity VP (formerly Aetna Variable Capital
         Appreciation Portfolio)
[bullet] Calvert Social Balanced Portfolio (formerly Calvert Responsibly
         Invested Balanced Portfolio)
[bullet] Fidelity VIP II Contrafund Portfolio
[bullet] Fidelity VIP Equity-Income Portfolio
[bullet] Fidelity VIP Growth Portfolio
[bullet] Fidelity VIP Overseas Portfolio
[bullet] Janus Aspen Aggressive Growth Portfolio
[bullet] Janus Aspen Balanced Portfolio
[bullet] Janus Aspen Flexible Income Portfolio
[bullet] Janus Aspen Growth Portfolio
[bullet] Janus Aspen Worldwide Growth Portfolio
[bullet] Lexington Natural Resources Trust*
[bullet] Oppenheimer Global Securities Fund
[bullet] Oppenheimer Strategic Bond Fund
[bullet] Portfolio Partners MFS Emerging Equities Portfolio
[bullet] Portfolio Partners MFS Research Growth Portfolio
[bullet] Portfolio Partners MFS Value Equity Portfolio
[bullet] Portfolio Partners Scudder International Growth Portfolio
[bullet] Portfolio Partners T. Rowe Price Growth Equity Portfolio

*This Fund is only available for investment by Participants who established an Account under the Contract before May 1, 1998. As soon as all such Participants have redirected their allocations to other investment options, the Fund will be closed to all new investment (except reinvested dividends and capital gains earned on amounts already invested in the Fund through the Separate Account and loan repayments automatically deposited into the Fund pursuant to the Company's loan repayment procedures).


The Credited Interest Options currently available under the Contract are the Guaranteed Accumulation Account, the Fixed Account and the Fixed Plus Account. Except as specifically mentioned, this Prospectus describes only investments through the Separate Account. A brief description of each of the Credited Interest Options is contained in Appendices to this Prospectus. Additional information concerning the Guaranteed Accumulation Account is contained in a separate prospectus.

Availability of the Funds and the Credited Interest Options is subject to applicable regulatory authorization. Not all Funds or Credited Interest Options may be available in all jurisdictions, under all Contracts or in all Plans. Please check with your employer to determine option availability. (See "Investment Options.")

This Prospectus provides investors with the information that they should know about the Separate Account before investing in the Contract. Additional information about the Separate Account is contained in a Statement of Additional Information ("SAI") which is available at no charge. The SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents for the SAI is printed on page 22 of this Prospectus. An SAI may be obtained by indicating the request on the Enrollment Materials or on the prospectus receipt contained in this Prospectus, or by calling the number listed under the "Inquiries" section of the Prospectus Summary. You may also obtain an SAI for any of the Funds by calling that phone number.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS AND THE GUARANTEED ACCUMULATION ACCOUNT. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION ARE DATED MAY 1,
1998.

                               TABLE OF CONTENTS
================================================================================


DEFINITIONS ................................................. DEFINITIONS - 1
PROSPECTUS SUMMARY ..........................................     SUMMARY - 1
FEE TABLE ...................................................   FEE TABLE - 1
CONDENSED FINANCIAL INFORMATION ..........................................  1
THE COMPANY ..............................................................  1
VARIABLE ANNUITY ACCOUNT C ...............................................  1
INVESTMENT OPTIONS .......................................................  1
   The Funds .............................................................  1
   Credited Interest Options .............................................  5
PURCHASE .................................................................  5
   Contract Availability .................................................  5
   Purchasing Interests in the Contract ..................................  6
   Purchase Payments .....................................................  6
   Transfer Credits ......................................................  6
   Right to Cancel .......................................................  6
CHARGES AND DEDUCTIONS ...................................................  6
   Daily Deductions from the Separate Account ............................  6
   Maintenance Fee .......................................................  7
   Deferred Sales Charge .................................................  8
   Deferred Sales Charge Schedule for GAA for New York Contracts .........  9
   Fund Expenses ......................................................... 10
   Premium and Other Taxes ............................................... 10
CONTRACT VALUATION ....................................................... 10
   Account Value ......................................................... 10
   Accumulation Units .................................................... 10
   Net Investment Factor ................................................. 10
TRANSFERS ................................................................ 11
   Telephone Transfers ................................................... 11
   Dollar Cost Averaging Program ......................................... 11
WITHDRAWALS .............................................................. 11
   Reinvestment Privilege ................................................ 12
CONTRACT LOANS ........................................................... 13
SYSTEMATIC DISTRIBUTION OPTIONS .......................................... 13
DEATH BENEFIT DURING ACCUMULATION PERIOD ................................. 13
ANNUITY PERIOD ........................................................... 14
   Annuity Period Elections .............................................. 14
   Annuity Options ....................................................... 14
   Annuity Payments ...................................................... 15
   Charges Deducted During the Annuity Period ............................ 15
   Death Benefit Payable During the Annuity Period ....................... 15
TAX STATUS ............................................................... 16
   Introduction .......................................................... 16
   Taxation of the Company ............................................... 16

   Contracts Used with Certain Retirement Plans ............. 16
MISCELLANEOUS ............................................... 19
   Distribution ............................................. 19
   Delay or Suspension of Payments .......................... 19
   Performance Reporting .................................... 19
   Voting Rights ............................................ 20
   Changes in Beneficiary Designations ...................... 20
   Modification of the Contract ............................. 20
   Legal Matters and Proceedings ............................ 20
   Year 2000 ................................................ 20
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION ......... 22
APPENDIX I--GUARANTEED ACCUMULATION ACCOUNT ................. 24
APPENDIX II--THE FIXED ACCOUNT .............................. 25
APPENDIX III--THE FIXED PLUS ACCOUNT ........................ 26
APPENDIX IV--CONDENSED FINANCIAL INFORMATION ................ 28



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY PERSON TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING CONTAINED IN THIS PROSPECTUS EXCEPT AS OTHERWISE CONTAINED HEREIN.

                                  DEFINITIONS
================================================================================

The following terms are defined as they are used in this Prospectus:

Account: A record which identifies contract values accumulated on behalf of each Participant during the Accumulation Period. One or more Accounts may be established for each Participant.

Account Value: The total dollar value of amounts held in an Account as of each Valuation Date during the Accumulation Period.

Account Year: A period of twelve months measured from the date on which an Account is established (the effective date) or from an anniversary of such effective date.

Accumulation Period: The period during which Purchase Payment(s) credited to an Account are invested to fund future annuity payments.

Accumulation Unit: A measure of the value of each Subaccount before annuity payments begin.

Annuitant: The person on whose life or life expectancy the annuity payments are based.

Annuity: A series of payments for life, a definite period or a combination of the two.

Annuity Date: The date on which annuity payments begin.

Annuity Period: The period during which annuity payments are made.

Annuity Unit: A measure of the value of each Subaccount selected during the Annuity Period.

Beneficiary(ies): The person(s) entitled to receive any death benefit upon death of the Participant.

Code: Internal Revenue Code of 1986, as amended.

Company (We, Us): Aetna Life Insurance and Annuity Company.

Contract: The group and individual deferred, variable annuity contracts offered by this Prospectus.

Contract Holder: The person or entity to whom the Contract is issued. The Contract Holder of a group Contract is usually the employer; the Contract Holder of an individual Contract is the Participant.

Credited Interest Options: The fixed interest options under the Contract. The Credited Interest Options currently consist of the Guaranteed Accumulation Account, the Fixed Account and the Fixed Plus Account, each of which is described in an Appendix to this Prospectus. Amounts allocated to the Credited Interest Options are included in the Account Value.

Enrollment Materials: An application for an individual contract or an enrollment form for participation under a group contract.

Fund(s): An open-end registered management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Contract.

Home Office: The Company's principal executive offices located at 151 Farmington Avenue, Hartford, Connecticut 06156.

Participant (You): A person participating in a Plan maintained by an eligible organization.

Plan(s): Tax-deferred annuity plans established under Section 403(b) of the Code for employees of public school systems and certain tax-exempt organizations (Section 501(c)(3) organizations), and defined contribution plans established under Section 401(a) of the Code.

Purchase Payment(s): The gross payment(s) made to the Company under a Contract.


--------------------------------------------------------------------------------
                                DEFINITIONS - 1

Purchase Payment Periods: For "Installment Purchase Payment Accounts," the period of time for completion of the agreed upon annual number and amount of Purchase Payments. For example, if it is determined that the Purchase Payment Period will consist of 12 payments per year and only 11 payments are made, the Purchase Payment Period is not completed until the twelfth Purchase Payment is made.

Separate Account: Variable Annuity Account C, a separate account established by the Company for the purpose of funding variable annuity contracts issued by the Company.

Subaccount(s): The portion of the assets of the Separate Account that is allocated to a particular Fund. Each Subaccount invests in the shares of only one corresponding Fund.

Valuation Date: The date and time at which the Accumulation Unit Value and Annuity Unit Value of a Subaccount is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange is open.


--------------------------------------------------------------------------------
                                DEFINITIONS - 2

                              PROSPECTUS SUMMARY
================================================================================

CONTRACTS OFFERED

     The Contracts offered in connection with this Prospectus are group and individual deferred variable annuity contracts issued by Aetna Life Insurance and Annuity Company (the "Company"). The purpose of the Contract is to accumulate values and to provide benefits upon retirement. The Contracts are available for public school systems and certain tax-exempt (Section 501(c)(3)) organizations for their employees under Section 403(b) of the Code, and for qualified defined contribution plans under Section 401(a) of the Code.

CONTRACT PURCHASE

     The Contract may be purchased by eligible organizations on behalf of a group made up of their employees. The individual contracts may be purchased by individuals under Plans that permit such purchase. Eligible employees may participate in the Contract by completing the Enrollment Materials (and any other required forms) and submitting them to the Company in good order. Purchase Payments can be applied to the Contract either through a lump-sum transfer from a pre-existing plan or through periodic salary reductions or employer contributions. (See "Purchase.")

FREE LOOK PERIOD


     Participation under the Contract may be canceled within 10 days (longer if required by state law) after You receive the Contract or other document evidencing your interest in the Contract by returning it to the Company along with a written notice of cancellation. Unless state law requires otherwise, the amount you will receive upon cancellation will reflect the investment performance of the Subaccounts into which your Purchase Payments were deposited. The amount refunded may be more or less than the amount of your Purchase Payments. (See "Purchase--Right to Cancel.")


INVESTMENT OPTIONS


     The Company has established Variable Annuity Account C, a registered unit investment trust, for the purpose of funding the variable portion of the Contracts. The Separate Account is divided into Subaccounts which invest directly in shares of the Funds described herein, as designated by the Participant. The Contract allows investment in any of the Subaccounts, as well as in the Credited Interest Options described below subject to the limitations described in "Investment Options". The total number of investment options that may be selected at any one time is limited. For a complete list of the Funds available under the Contracts, a description of the investment objectives of each of the Funds and their investment advisers, and a description of the limitations on the number of investment options, see "Investment Options--The Funds" in this Prospectus, as well as the prospectuses for each of the Funds.


     The Contract also provides for investment in Credited Interest Options which allow you to earn fixed rates of interest. The fixed options available under the Contract are the Guaranteed Accumulation Account ("GAA"), the Fixed Account, and the Fixed Plus Account. (See the Appendices to this Prospectus.)

CHARGES AND DEDUCTIONS

     Certain charges are associated with these Contracts. These charges include daily deductions from the Separate Account (the mortality and expense risk charges and an administrative charge), as well as any annual maintenance fee and premium and other taxes. The Funds also incur certain fees and expenses which are deducted directly from the Funds. A deferred sales charge may apply upon a full or partial withdrawal of the Account Value. (See the Fee Table and "Charges and Deductions.")

TRANSFERS

     Prior to the Annuity Date, and subject to certain limitations, Account Values may be transferred among the Subaccounts and the Credited Interest Options without charge. Transfers can be requested in writing or by telephone in accordance with the Company's transfer procedures. (See the Appendices for a full description of the restrictions applicable to transfers from the Credited Interest Options.) (See "Transfers.")


--------------------------------------------------------------------------------
                                  SUMMARY - 1

WITHDRAWALS


     All or a part of the Account Value may be withdrawn prior to the Annuity Date, subject to Plan provisions, by properly completing a disbursement form and sending it to the Company. Limitations apply to withdrawals from the Fixed Plus Account. Certain charges may be assessed upon withdrawal. The withdrawal may also be subject to income tax and a federal tax penalty. The Code restricts full and partial withdrawals in some circumstances. (See "Withdrawals.")

     The Contract also offers certain Systematic Distribution Options during the Accumulation Period to persons meeting certain criteria. Systematic
Distribution Options are not available in all states and may not be suitable in every situation. (See "Systematic Distribution Options.")


LOANS

     Participants under Section 403(b) Plans may request a loan from their Account Value at any time during the Accumulation Period. Loans are not available from Contracts issued under Section 401(a) Plans. (See "Contract Loans.")

DEATH BENEFIT

     A death benefit is payable if the Participant dies before the Annuity Date. Death benefit proceeds will be paid to the Beneficiary in an amount equal to the Account Value. Until the election of a method of payment, the Account Value will remain invested under the Contract. The Beneficiary may elect to receive the proceeds in a lump sum or under any of the payment options available under the Contract. However, the Code requires that distributions begin within a certain time period. (See "Death Benefit During Accumulation Period.")

     After Annuity Payments have commenced, a death benefit may be payable to the Beneficiary depending upon the terms of the Contract and the Annuity Option selected. (See "Death Benefit Payable During the Annuity Period.")

THE ANNUITY PERIOD


     On the Annuity Date, you may elect to begin receiving Annuity Payments which may be made on either a fixed, variable or combination fixed and variable basis. If a variable Annuity is selected, the payments will vary with the investment performance of the Subaccount(s) selected. The Company reserves the right to limit the number of Subaccounts that may be available during the Annuity Period. (See "Annuity Period.")


TAXES

     Contributions and earnings are not generally taxed until you or your beneficiary(ies) actually receive a distribution from the Contract. A 10% federal tax penalty and a 20% withholding for income tax may be imposed on certain withdrawals. (See "Tax Status.")

INQUIRIES

     Questions, inquiries or requests for additional information can be directed to your agent or local representative, or you may contact the Company as follows:

   [bullet] Write to:               Aetna Life Insurance and Annuity Company
                                    151 Farmington Avenue
                                    Hartford, Connecticut 06156-1277
                                    Attention: Customer Service

   [bullet] Call Customer Service:  1-800-525-4225 (for automated transfers or changes in the allocation of Account
                                    Values, call: 1-800-262-3862)


--------------------------------------------------------------------------------
                                  SUMMARY - 2

                                   FEE TABLE
================================================================================

This Fee Table describes the various charges and expenses associated with the Contract during the Accumulation Period. For amounts deducted during the Annuity Period, see "Annuity Period--Charges Deducted During the Annuity Period." No sales charge is paid upon purchase of the Contract. All costs that are borne directly or indirectly under the Subaccounts and Funds are shown below. Some expenses may vary as explained under "Charges and Deductions." Charges shown do not include premium taxes that may be applicable. For more information regarding fees and expenses paid out of the assets of a particular Fund, see the Fund's prospectus.

CONTRACT HOLDER TRANSACTIONS EXPENSES


     Deferred Sales Charge (as a percentage of the amount withdrawn).(1)

   INSTALLMENT PURCHASE PAYMENT ACCOUNTS:

 Purchase Payment             Deferred Sales
Periods Completed            Charge Deduction
---------------------------------------------
 Less than 5                       5%
 5 or more but less than 7         4%
 7 or more but less than 9         3%
 9 or more but less than 10        2%
 More than 10                      0%

       SINGLE PURCHASE PAYMENT ACCOUNTS:

Account Years                   Deferred Sales
Completed                     Charge Deduction
-----------------------------------------------
  Less than 5                        5%
  5 or more but less than 6          4%
  6 or more but less than 7          3%
  7 or more but less than 8          2%
  8 or more but less than 9          1%
  9 or more                          0%

    Annual Contract Maintenance Fee: Installment Purchase Payment Accounts ..   $20.00(2)
                                     Single Purchase Payment Accounts .......   $ 0.00


SEPARATE ACCOUNT ANNUAL EXPENSES

(Daily deductions, equal to the percentage shown on an annual basis, made from amounts allocated to the variable options under each Contract.)

For all Contracts except those for which an Administrative Expense Charge is imposed (see "Charges and Deductions"), Separate Account Annual/Expenses are:

    Mortality and Expense Risk Charge ..............................  1.25%(3)
    Administrative Expense Charge ..................................  0.00%(4)
                                                                      ----
     Total Separate Account Charges ................................  1.25%
                                                                      ====

For Contracts for which an Administrative Expense Charge is imposed (see "Charges and Deductions"), Separate Account Annual Expenses are:

    Mortality and Expense Risk Charge ..............................  1.25%(3)
    Administrative Expense Charge ..................................  0.25%(4)
                                                                      ----
     Total Separate Account Charges ................................  1.50%
                                                                      ====



--------------------------------------------------------------------------------
                                 FEE TABLE - 1

     (1) The total amount deducted for the deferred sales charge will not exceed 8.5% of the total Purchase Payments applied to the Account.

     (2) The maintenance fee will generally be deducted annually from each Installment Purchase Payment Account during the Accumulation Period. The amount of the maintenance fee may be reduced or eliminated for group Contracts. The amount shown is the maximum maintenance fee that can be deducted under each Account.

     (3) Under certain Contracts the mortality and expense risk charge during the Accumulation Period may be reduced. See "Charges and Deductions".

     (4) Effective July 1, 1997, during the Annuity Period, an administrative expense charge of 0.25% will apply for all Participants who enrolled in a group Contract or became covered under an individual Contract on or after November 5, 1984.



--------------------------------------------------------------------------------
                                  FEE TABLE - 2

ANNUAL EXPENSES OF THE FUNDS


The following table illustrates the advisory fees and other expenses applicable to the Funds. Except as noted, these figures are a percentage of each Fund's average net assets and are based on figures for the year ended December 31, 1997. A Fund's "Other Expenses" include operating costs of the Fund. The expenses shown below are reflected in the Fund's net asset value and are not deducted from the Account Value under the Contract.

                                                                          Investment
                                                                       Advisory Fees(1)     Other Expenses
                                                                        (after expense      (after expense       Total Fund
                                                                        reimbursement)      reimbursement)     Annual Expenses
                                                                      ------------------   ----------------   ----------------
Aetna Ascent VP(2)(3)                                                         0.57%               0.23%              0.80%
Aetna Balanced VP, Inc.(3)                                                    0.50%               0.10%              0.60%
Aetna Bond VP(3)                                                              0.40%               0.10%              0.50%
Aetna Crossroads VP(2)(3)                                                     0.55%               0.25%              0.80%
Aetna Growth VP(2)(3)                                                         0.16%               0.64%              0.80%
Aetna Growth and Income VP(3)                                                 0.50%               0.09%              0.59%
Aetna High Yield VP(2)(3)                                                     0.47%               0.33%              0.80%
Aetna Index Plus Large Cap VP(2)(3)                                           0.32%               0.23%              0.55%
Aetna Index Plus Mid Cap VP(2)(3)                                             0.27%               0.33%              0.60%
Aetna Index Plus Small Cap VP(2)(3)                                           0.27%               0.33%              0.60%
Aetna International VP(2)(3)                                                  0.77%               0.38%              1.15%
Aetna Legacy VP(2)(3)                                                         0.49%               0.31%              0.80%
Aetna Money Market VP(3)                                                      0.25%               0.10%              0.35%
Aetna Real Estate Securities VP(2)(3)                                         0.62%               0.33%              0.95%
Aetna Small Company VP(2)(3)                                                  0.35%               0.60%              0.95%
Aetna Value Opportunity VP(2)(3)                                              0.20%               0.60%              0.80%
Calvert Responsibly Invested Balanced Portfolio(4)                            0.69%               0.12%              0.81%
Fidelity VIP Equity-Income Portfolio(5)                                       0.50%               0.08%              0.58%
Fidelity VIP Growth Portfolio(5)                                              0.60%               0.09%              0.69%
Fidelity VIP Overseas Portfolio(5)                                            0.75%               0.17%              0.92%
Fidelity VIP II Contrafund Portfolio(5)                                       0.60%               0.11%              0.71%
Janus Aspen Aggressive Growth Portfolio(6)                                    0.73%               0.03%              0.76%
Janus Aspen Balanced Portfolio(6)                                             0.76%               0.07%              0.83%
Janus Aspen Flexible Income Portfolio                                         0.65%               0.10%              0.75%
Janus Aspen Growth Portfolio(6)                                               0.65%               0.05%              0.70%
Janus Aspen Worldwide Growth Portfolio(6)                                     0.66%               0.08%              0.74%
Lexington Natural Resources Trust                                             1.00%               0.25%              1.25%
Oppenheimer Global Securities Fund                                            0.70%               0.06%              0.76%
Oppenheimer Strategic Bond Fund                                               0.75%               0.08%              0.83%
Portfolio Partners, Inc. MFS Emerging Equities Portfolio(7)(8)                0.68%               0.13%              0.81%
Portfolio Partners, Inc. MFS Research Growth Portfolio(7)(8)                  0.70%               0.15%              0.85%
Portfolio Partners, Inc. MFS Value Equity Portfolio(7)                        0.65%               0.25%              0.90%
Portfolio Partners, Inc. Scudder International Portfolio(7)                   0.80%               0.20%              1.00%
Portfolio Partners, Inc. T. Rowe Price Growth Equity Portfolio(7)             0.60%               0.15%              0.75%


--------------------------------------------------------------------------------
                                 FEE TABLE - 3

(1) Certain of the Fund advisers reimburse the Company for administrative costs incurred in connection with administering the Funds as variable funding options under the Contract. These reimbursements are paid out of the investment advisory fees and are not charged to investors.

(2) Effective May 1, 1998, the Portfolios' adviser has agreed to waive a portion of its fee or to reimburse certain expenses so that aggregate expenses do not exceed the total expenses shown above. These fee waiver/expense reimbursement arrangements will increase total return and may be modified or terminated at any time.

    Without Fund Annual Operating fee waiver/expense reimbursement arrangements Management Fees and Total Fund Annual Operating Expenses for the Portfolio would be higher. Management Fees and Total Expenses would be as follows:
    0.60% and 0.83% for Ascent VP; 0.60% and 0.85% for Crossroads VP; 0.60% and 1.24% for Growth VP; 0.65% and 0.98% for High Yield VP; 0.35% and 0.58% for Index Plus Large Cap VP; 0.40% and 0.73% for Index Plus Mid Cap VP; 0.40% and 0.73% for Index Plus Small Cap VP; 0.85% and 1.23% for International VP; 0.60% and 0.91% for Legacy VP; 0.75% and 1.08% for Real Estate Securities VP; 0.75% and 1.35% for Small Company VP; and 0.60% and 1.20% for Value Opportunity VP, respectively.

(3) Prior to May 1, 1998, the investment adviser provided administrative services to the Fund and assumed the Fund's ordinary recurring direct costs under an Administrative Services Agreement. Effective May 1, 1998, the investment adviser will continue to provide administrative services to the Fund but will no longer assume all of the Fund's ordinary recurring direct costs under the Administrative Services Agreement. The Administrative Fee is 0.075% on the first $5 billion in assets and 0.050% on all assets over $5 billion. The "Other Expenses" shown are not based on actual figures for the year ended December 31, 1997, but reflect the fee payable under the new Administrative Services Agreement and estimates of the Fund's ordinary recurring direct costs. High Yield VP, Index Plus Mid Cap VP, Index Plus Small Cap VP, International VP and Real Estate VP commenced operations in December 1997, therefore, estimates are based on expenses incurred for similar funds. Actual expenses incurred may be more or less than the amounts shown above.

(4) The figures above are based on expenses for the fiscal year 1997, and have been restated to reflect an increase in transfer agency expenses of 0.01% for the Portfolio expected to be incurred in 1998. "Management Fees" includes a performance adjustment, which depending on performance, could cause the fee to be as high as 0.85% or as low as 0.55%. "Other Expenses" reflect an indirect fee of 0.03% (relating to an expense offset arrangement with the Portfolio's custodian). Net fund operating expenses after reductions for fees paid indirectly (again, restated) would be 0.78%.

(5) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses would have been 0.57% for Equity-Income Portfolio; 0.67% for Growth Portfolio; 0.90% for Overseas Portfolio, and 0.68% for Contrafund Portfolio.

(6) Management fees for Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reflect a reduced fee schedule effective July 1, 1997. The management fees shown above are based on the new rate applied to net assets as of December 31, 1997. Other expenses are based on gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1997. The information for each Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Fund Annual Operating Expenses for the Shares would have been 0.74%, 0.04%, and 0.78% Fund Annual Aggressive Growth Portfolio; 0.77%, 0.06%, and 0.83% for Balanced Portfolio; 0.74%, 0.04%, and 0.78% for
    Growth Portfolio; and 0.72%, 0.09%, and 0.81% for Worldwide Growth Portfolio, respectively. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees.

(7) Each Portfolio's aggregate expenses are contractually limited to the advisory and administrative fees disclosed above. The investment adviser will not seek an increase in its advisory or administrative fee at any time prior to May 1, 1999.

(8) The advisory fee is 0.70% of the first $500 million in assets and 0.65% on the excess.


--------------------------------------------------------------------------------
                                 FEE TABLE - 4

HYPOTHETICAL ILLUSTRATION (EXAMPLE)

THIS EXAMPLE IS PURELY HYPOTHETICAL. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR EXPECTED RETURN. ACTUAL EXPENSES AND/OR RETURN MAY BE MORE OR LESS THAN THOSE SHOWN BELOW.

WITHOUT ADMINISTRATIVE EXPENSE CHARGE:


The following Examples illustrate the expenses that would have been paid assuming a $1,000 investment in the Contract and a 5% return on assets. This example assumes that no Administrative Expense Charge is imposed. For the purposes of these Examples, the maximum maintenance fee of $20.00 that can be deducted under the Contract has been converted to a percentage of assets equal to 0.054%

                                                               EXAMPLE A                              EXAMPLE B
                                                --------------------------------------- --------------------------------------
                                                If you withdraw your entire Account      If you do not withdraw your Account
                                                Value at the end of the periods shown,   Value, or if you annuitize at the end of
                                                you would pay the following expenses,    the periods shown, you would pay the
                                                including any applicable deferred        following expenses (no deferred sales
                                                sales charge:                            charge is reflected):

                                                1 year   3 years   5 years   10 years     1 year   3 years   5 years   10 years
                                                -------- --------- --------- ----------   -------- --------- --------- ---------
Aetna Ascent VP                                    $73      $120      $171      $244        $21      $66      $113      $244
Aetna Balanced VP, Inc.                            $71      $115      $161      $223        $19      $60      $103      $223
Aetna Bond VP                                      $70      $112      $156      $212        $18      $57      $ 98      $212
Aetna Crossroads VP                                $73      $120      $171      $244        $21      $66      $113      $244
Aetna Growth VP                                    $73      $120      $171      $244        $21      $66      $113      $244
Aetna Growth and Income VP                         $71      $114      $161      $222        $19      $60      $102      $222
Aetna High Yield VP                                $73      $120      $171      $244        $21      $66      $113      $244
Aetna Index Plus Large Cap VP                      $70      $113      $159      $217        $19      $58      $100      $217
Aetna Index Plus Mid Cap VP                        $71      $115      $161      $223        $19      $60      $103      $223
Aetna Index Plus Small Cap VP                      $71      $115      $161      $223        $19      $60      $103      $223
Aetna International VP                             $76      $130      $187      $279        $25      $76      $131      $279
Aetna Legacy VP                                    $73      $120      $171      $244        $21      $66      $113      $244
Aetna Money Market VP                              $68      $107      $149      $196        $17      $52      $ 90      $196
Aetna Real Estate Securities VP                    $74      $125      $178      $259        $23      $70      $121      $259
Aetna Small Company VP                             $74      $125      $178      $259        $23      $70      $121      $259
Aetna Value Opportunity VP                         $73      $120      $171      $244        $21      $66      $113      $244
Calvert Social Balanced Portfolio                  $73      $121      $171      $245        $21      $66      $114      $245
Fidelity VIP Equity-Income Portfolio               $71      $114      $160      $221        $19      $59      $102      $221
Fidelity VIP Growth Portfolio                      $72      $117      $165      $232        $20      $63      $107      $232
Fidelity VIP Overseas Portfolio                    $74      $124      $177      $256        $23      $70      $119      $256
Fidelity VIP II Contrafund Portfolio               $72      $118      $166      $234        $20      $63      $108      $234
Janus Aspen Aggressive Growth Portfolio            $72      $119      $169      $239        $21      $65      $111      $239
Janus Aspen Balanced Portfolio                     $73      $121      $172      $247        $22      $67      $115      $247
Janus Aspen Flexible Income Portfolio              $72      $119      $168      $238        $21      $64      $111      $238
Janus Aspen Growth Portfolio                       $72      $117      $166      $233        $20      $63      $108      $233
Janus Aspen Worldwide Growth Portfolio             $72      $119      $168      $237        $21      $64      $110      $237
Lexington Natural Resources Trust                  $77      $133      $192      $289        $26      $79      $136      $289
Oppenheimer Global Securities Fund                 $72      $119      $169      $239        $21      $65      $111      $239
Oppenheimer Strategic Bond Fund                    $73      $121      $172      $247        $22      $67      $115      $247
Portfolio Partners MFS Emerging Equities
 Portfolio                                         $73      $121      $171      $245        $21      $66      $114      $245
Portfolio Partners MFS Research Growth
 Portfolio                                         $73      $122      $173      $249        $22      $67      $116      $249
Portfolio Partners MFS Value Equity
 Portfolio                                         $74      $123      $176      $254        $22      $69      $118      $254
Portfolio Partners Scudder International
 Growth Portfolio                                  $75      $126      $180      $264        $23      $72      $123      $264
Portfolio Partners T. Rowe Price Growth
 Equity Portfolio                                  $72      $119      $168      $238        $21      $64      $111      $238


------------------
*This Example would not apply if a non-lifetime variable annuity option is selected, and a lump sum settlement is requested before a minimum number of years of payments (as specified in the Contract) have been completed since the lump sum payment will be treated as a withdrawal during the Accumulation Period and will be subject to any deferred sales charge that would then apply. (Refer to Example A.)

--------------------------------------------------------------------------------
                                 FEE TABLE - 5

THIS EXAMPLE IS PURELY HYPOTHETICAL. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR EXPECTED RETURN. ACTUAL EXPENSES AND RETURN MAY BE MORE OR LESS THAN THOSE SHOWN BELOW.

WITH ADMINISTRATIVE EXPENSE CHARGE:


The following Examples illustrate the expenses that would have been paid assuming a $1,000 investment in the Contract and a 5% return on assets. This example assumes that an Administrative Expense Charge is imposed. For the purposes of these Examples, the maximum maintenance fee of $20.00 that can be deducted under the Contract has been converted to a percentage of assets equal to 0.054%.

                                                               EXAMPLE A                              EXAMPLE B
                                                --------------------------------------- --------------------------------------
                                                If you withdraw your entire Account     If you do not withdraw your Account
                                                Value at the end of the periods shown,  Value, or if you annuitize at the end of
                                                you would pay the following expenses,   the periods shown, you would pay the
                                                including any applicable deferred       following expenses (no deferred sales
                                                sales charge:                           charge is reflected):*

                                                1 year   3 years   5 years   10 years     1 year   3 years   5 years   10 years
                                                -------- --------- --------- ----------   -------- --------- --------- ---------
Aetna Ascent VP                                   $75      $128      $183      $269        $24       $73       $126      $269
Aetna Balanced VP, Inc.                           $73      $122      $173      $249        $22       $67       $116      $249
Aetna Bond VP                                     $72      $119      $168      $238        $21       $64       $111      $238
Aetna Crossroads VP                               $75      $128      $183      $269        $24       $73       $126      $269
Aetna Growth VP                                   $75      $128      $183      $269        $24       $73       $126      $269
Aetna Growth and Income VP                        $73      $122      $173      $248        $22       $67       $115      $248
Aetna High Yield VP                               $75      $128      $183      $269        $24       $73       $126      $269
Aetna Index Plus Large Cap VP                     $73      $120      $171      $244        $21       $66       $113      $244
Aetna Index Plus Mid Cap VP                       $73      $122      $173      $249        $22       $67       $116      $249
Aetna Index Plus Small Cap VP                     $73      $122      $173      $249        $22       $67       $116      $249
Aetna International VP                            $78      $137      $199      $304        $27       $84       $143      $304
Aetna Legacy VP                                   $75      $128      $183      $269        $24       $73       $126      $269
Aetna Money Market VP                             $71      $115      $161      $223        $19       $60       $103      $223
Aetna Real Estate Securities VP                   $77      $132      $190      $284        $25       $78       $133      $284
Aetna Small Company VP                            $77      $132      $190      $284        $25       $78       $133      $284
Aetna Value Opportunity VP                        $75      $128      $183      $269        $24       $73       $126      $269
Calvert Social Balanced Portfolio                 $75      $128      $183      $270        $24       $74       $126      $270
Fidelity VIP Equity-Income Portfolio              $73      $121      $172      $247        $22       $67       $115      $247
Fidelity VIP Growth Portfolio                     $74      $124      $177      $258        $23       $70       $120      $258
Fidelity VIP Overseas Portfolio                   $76      $131      $188      $281        $25       $77       $132      $281
Fidelity VIP II Contrafund Portfolio              $74      $125      $178      $260        $23       $71       $121      $260
Janus Aspen Aggressive Growth Portfolio           $75      $126      $181      $265        $23       $72       $124      $265
Janus Aspen Balanced Portfolio                    $75      $128      $184      $272        $24       $74       $127      $272
Janus Aspen Flexible Income Portfolio             $75      $126      $180      $264        $23       $72       $123      $264
Janus Aspen Growth Portfolio                      $74      $125      $178      $259        $23       $70       $121      $259
Janus Aspen Worldwide Growth Portfolio            $75      $126      $180      $263        $23       $72       $123      $263
Lexington Natural Resources Trust                 $79      $140      $204      $313        $28       $87       $148      $313
Oppenheimer Global Securities Fund                $75      $126      $181      $265        $23       $72       $124      $265
Oppenheimer Strategic Bond Fund                   $75      $128      $184      $272        $24       $74       $127      $272
Portfolio Partners MFS Emerging Equities
 Portfolio                                        $75      $128      $183      $270        $24       $74       $126      $270
Portfolio Partners MFS Research Growth
 Portfolio                                        $76      $129      $185      $274        $24       $75       $128      $274
Portfolio Partners MFS Value Equity
 Portfolio                                        $76      $130      $187      $279        $25       $76       $131      $279
Portfolio Partners Scudder International
 Growth Portfolio                                 $77      $133      $192      $289        $26       $79       $136      $289
Portfolio Partners T. Rowe Price Growth
 Equity Portfolio                                 $75      $126      $180      $264        $23       $72       $123      $264

------------------
*This Example would not apply if a non-lifetime variable annuity option is selected, and a lump sum settlement is requested before a minimum number of years of payments (as specified in the Contract) have been completed, since the lump sum payment will be treated as a withdrawal during the Accumulation Period and will be subject to any deferred sales charge that would then apply. (Refer to Example A.)



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                                 FEE TABLE - 6

                        CONDENSED FINANCIAL INFORMATION
================================================================================

     Condensed financial information for the Accumulation Units under the Contracts is shown in Appendix IV


                                  THE COMPANY
================================================================================

      Aetna Life Insurance and Annuity Company (the "Company") is the issuer of the Contract, and as such, it is responsible for providing the insurance and annuity benefits under the Contract. The Company is a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954). The Company is engaged in the business of issuing life insurance policies and variable annuity contracts in all states of the United States. The Company's principal executive offices are located at 151 Farmington Avenue, Hartford, Connecticut 06156.

      The Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc., which is in turn a wholly owned subsidiary of Aetna Retirement Services, Inc., and an indirect wholly owned subsidiary of Aetna Inc.

                          VARIABLE ANNUITY ACCOUNT C
================================================================================


      The Company established Variable Annuity Account C (the "Separate Account") in 1976 as a segregated asset account for the purpose of funding its variable annuity contracts. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), and meets the definition of "separate account" under the federal securities laws. The Separate Account is divided into "subaccounts" which do not invest directly in stocks, bonds or other investments. Instead, each Subaccount buys and sells shares of a corresponding Fund.

      Although the Company holds title to the assets of the Separate Account, such assets are not chargeable with liabilities of any other business conducted by the Company. Income, gains or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to other income, gains or losses of the Company. All obligations arising under the Contracts are obligations of the Company.


                              INVESTMENT OPTIONS
================================================================================

THE FUNDS


      Purchase Payments may be allocated to one or more of the Subaccounts as designated on the Enrollment Materials. In turn, the Subaccounts invest in the corresponding Funds at net asset value. The Contract Holder may decide to offer only a select number of Funds as funding options under its Plan, or may decide to change which Funds it offers. No more than 18 different investment options may be selected at any one time, unless you have an outstanding loan, in which case as of the date of this Prospectus no more than 18 different choices of investment options may be made during the Accumulation Period. (For Contracts with a loan, a higher total may be available in the future.) For the purposes of either limit, each Fund, the Fixed Account, the Fixed Plus Account, and each classification of GAA counts as one option. If you have an outstanding loan the limit applies over the entire Accumulation Period. Once an investment option is selected, it counts towards the limit even if amounts are no longer allocated to that option. Please check with your local representative or contact the Company at the toll-free number in the "Inquiries" section of the Prospectus summary to determine if these limitations apply to you or to determine if you may select more than 18 investment options during the Accumulation Period if you have a loan.

      Under all Contracts, the Company may add, withdraw or substitute Funds, subject to the conditions in the Contract and in compliance with regulatory requirements. The availability of the Funds may also be



--------------------------------------------------------------------------------
subject to applicable regulatory authorization. Not all Funds may be available in all jurisdictions, under all Contracts or in all Plans.


      The investment results of the Funds described below are likely to differ significantly and there is no assurance that any of the Funds will achieve their respective investment objectives. Except where otherwise noted, all of the Funds are diversified, as defined in the 1940 Act.


[bullet] Aetna Balanced VP, Inc. (formerly Aetna Investment Advisers Fund, Inc) seeks to maximize investment return, consistent with reasonable safety of principal by investing in one or more of the following asset classes: stocks, bonds and cash equivalents based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.(1)

[bullet] Aetna Income Shares d/b/a Aetna Bond VP seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities.(1)

[bullet] Aetna Variable Fund d/b/a Aetna Growth and Income VP seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock.(1)

[bullet] Aetna Variable Encore Fund d/b/a Aetna Money Market VP seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.(1)

[bullet] Aetna Generation Portfolios, Inc.--Aetna Ascent VP (formerly Aetna
         Ascent Variable Portfolio) seeks to provide capital appreciation. The Portfolio is designed for investors who have an investment horizon exceeding 15 years, and who have a high level of risk tolerance.(1)

[bullet] Aetna Generation Portfolios, Inc.--Aetna Crossroads VP (formerly Aetna
         Crossroads Variable Portfolio) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Portfolio is designed for investors who have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.(1)

[bullet] Aetna Generation Portfolios, Inc.--Aetna Legacy VP (formerly Aetna
         Legacy Variable Portfolio) seeks to provide total return consistent with preservation of capital. The Portfolio is designed for investors who have an investment horizon exceeding five years and who have a low level of risk tolerance.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Growth VP (formerly Aetna
         Variable Growth Portfolio) seeks growth of capital through investment in a diversified portfolio of common stocks and securities convertible into common stocks believed to offer growth potential.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna High Yield VP seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed income securities rated lower than BBB-by Standard & Poor's Corporation or lower than Baa3 by Moody's
         Investor Services, Inc.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Index Plus Large Cap VP
         (formerly Aetna Variable Index Plus Portfolio) seeks to outperform the total return performance of publicly traded common stocks represented in the S&P 500 Composite Price Index.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Index Plus Mid Cap VP seeks to outperform the total return performance of publicly traded common stocks represented in the S&P 400.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Index Plus Small Cap VP seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 600 Small Cap Index, a stock market index composed of 600 common stocks selected by Standard & Poor's Corporation.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna International VP seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. Aetna International VP will not target any given level of current income.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Real Estate Securities VP seeks maximum total return primarily through investment in a diversified portfolio of equity securities issued by real estate companies, the majority of which are real estate investment trusts (REITs).(1)



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[bullet] Aetna Variable Portfolios, Inc.--Aetna Small Company VP (formerly
         Aetna Variable Small Company Portfolio) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Value Opportunity VP (formerly
         Aetna Variable Capital Appreciation Portfolio) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.(1)

[bullet] Calvert Social Balanced Portfolio (formerly Calvert Responsibly
         Invested Balanced Portfolio) is a nondiversified portfolio that seeks to achieve a total return above the rate of inflation through an actively managed, nondiversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social criteria established for the Portfolio.(2)

[bullet] Fidelity Investments Variable Insurance Products Fund--Equity-Income
         Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In selecting investments, the Fund also considers the potential for capital appreciation.(3)

[bullet] Fidelity Investments Variable Insurance Products Fund--Growth
         Portfolio seeks capital appreciation by investing mainly in common stocks, although its investments are not restricted to any one type of security.(3)

[bullet] Fidelity Investments Variable Insurance Products Fund--Overseas
         Portfolio seeks long-term growth by investing mainly in foreign securities (at least 65% of the Fund's total assets in securities of foreign issuers. Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risk of currency fluctuation.(3)

[bullet] Fidelity Investments Variable Insurance Products Fund II--Contrafund
         Portfolio seeks maximum total return over the long term by investing mainly in securities of companies whose value the investment adviser believes is not fully recognized by the public.(3)

[bullet] Janus Aspen Series--Aggressive Growth Portfolio is a nondiversified portfolio that seeks long-term growth of capital. The Portfolio pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S & P MidCap 400 Index, which as of December 31, 1997 included companies with capitalizations between approximately $213 million and $13.7 billion, but which is expected to change on a regular basis.(4)

[bullet] Janus Aspen Series--Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by, under normal circumstances, investing 40%-60% of its assets in securities selected primarily for their growth potential and 40%-60% of its assets in securities selected primarily for their income potential.(4)

[bullet] Janus Aspen Series--Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. Total return is expected to result from a combination of current income and capital appreciation. The Portfolio invests in all types of income-producing securities and may have substantial holdings of debt securities rated below investment grade (e.g., junk bonds).(4)

[bullet] Janus Aspen Series--Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size. This Portfolio generally invests in larger, more established issuers.(4)



--------------------------------------------------------------------------------

[bullet] Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with preservation of capital. The Portfolio pursues its investment objective primarily through investments in common stocks of foreign and domestic issuers.(4)

[bullet] Lexington Natural Resources Trust is a nondiversified portfolio that seeks long-term growth of capital through investment primarily in common stocks of companies which own or develop natural resources and other basic commodities or supply goods and services to such companies.

         This Fund is only available for investment by Participants who were directing current allocations into the Fund as of May 1, 1998. As soon as all such Participants have redirected their allocations to other investment options, the Fund will be closed to all new investments (except reinvested dividends and capital gains earned on amounts already invested in the Fund through the Separate Account and loan repayments automatically deposited into the Fund pursuant to the Company's loan repayment procedures).(5)

[bullet] Oppenheimer Global Securities Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities but which may be considered to be speculative.(6)

[bullet] Oppenheimer Strategic Bond Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in: (i) foreign government and corporate debt securities, (ii) securities of the U.S. Government and its agencies and instrumentalities ("U.S. Government Securities"), and
         (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative. Current income is not an objective.(6)

[bullet] Portfolio Partners, Inc. MFS Emerging Equities Portfolio seeks to provide long-term growth of capital. Dividend and interest income from Portfolio securities, if any, is incidental to the Portfolio's investment objective.(7)(a)

[bullet] Portfolio Partners, Inc. MFS Research Growth Portfolio seeks long-term growth of capital and future income.(7)(a)

[bullet] Portfolio Partners, Inc. MFS Value Equity Portfolio seeks capital appreciation. Dividend income, if any, is a consideration incidental to the Portfolio's investment objective of capital appreciation.(7)(a)

[bullet] Portfolio Partners, Inc. Scudder International Growth Portfolio seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities.(7)(b)

[bullet] Portfolio Partners, Inc. T. Rowe Price Growth Equity Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income by investing primarily in common stocks of well-established growth companies.(7)(c)


Investment Advisers for each of the Funds:


(1) Aeltus Investment Management, Inc. (adviser)

(2) Calvert Asset Management Company, Inc.

(3) Fidelity Management & Research Company

(4) Janus Capital Corporation

(5) Lexington Management Corporation (adviser); Market Systems Research Advisors, Inc. (subadviser)

(6) OppenheimerFunds, Inc.

(7) Aetna Life Insurance and Annuity Company (adviser):

    (a) Massachusetts Financial Services Company (sub-adviser)

    (b) Scudder Kemper Investments, Inc. (sub-adviser)

    (c) T. Rowe Price Associates, Inc. (sub-adviser)


      Risks Associated with Investment in the Funds. Some of the Funds may use instruments known as derivatives as part of their investment strategies. The use of certain derivatives may involve high risk of volatility to a Fund, and the use of leverage in connection with such derivatives can also increase risk of losses. Some of the Funds may also invest in foreign or international securities which involve greater risks than U.S. investments.


--------------------------------------------------------------------------------

      More comprehensive information, including a discussion of potential risks, is found in the current prospectus for each Fund which is distributed with and accompanies this Prospectus. You should read the Fund prospectuses and consider carefully, and on a continuing basis, which Fund or combination of Funds is best suited to your long-term investment objectives. Additional prospectuses and Statements of Additional Information for this Prospectus and for each of the Funds can be obtained from the Company's Home Office at the address and telephone number listed under the "Inquiries" section of the Prospectus Summary.

      Conflicts of Interest (Mixed and Shared Funding). Shares of the Funds are sold to each of the Subaccounts for funding the variable annuity contracts issued by the Company. Shares of the Funds may also be sold to other insurance companies for the same purpose. This is referred to as "shared funding." Shares of the Funds may also be used for funding variable life insurance contracts issued by the Company or by third parties. This is referred to as "mixed funding."

      Because the Funds available under the Contract are sold to fund variable annuity contracts and variable life insurance policies issued by us or by other companies, certain conflicts of interest could arise. If a conflict of interest were to occur, one of the separate accounts might withdraw its investment in a Fund, which might force that Fund to sell portfolio securities at disadvantageous prices, causing its per share value to decrease. Each Fund's Board of Directors or Trustees has agreed to monitor events in order to identify any material irreconcilable conflicts which might arise and to determine what action, if any, should be taken to address such conflict.

CREDITED INTEREST OPTIONS

      Purchase Payments may be allocated to one or more of the Credited Interest Options available under the Contract, as described below. Under group Contracts, the Contract Holder may elect not to offer all Credited Interest Options under its Plan.

[bullet] The Guaranteed Accumulation Account (GAA) is a credited interest option through which we guarantee stipulated rates of interest for stated periods of time. Amounts must remain in the GAA for the full guaranteed term to receive the quoted interest rates, or a market value adjustment (which may be positive or negative) will be applied. (See Appendix I)

[bullet] The Fixed Account is a part of the Company's general account. The
         Fixed Account guarantees a minimum interest rate, as specified in the Contract. The Company may credit higher interest rates from time to time. Transfers from the Fixed Account are limited. (See Appendix II.)


[bullet] The Fixed Plus Account is also a part of the Company's general account and guarantees a minimum interest rate, as specified in the Contract. The Company may credit higher interest rates in its discretion. Withdrawals and transfers from the Fixed Plus Account are limited. (See Appendix III.)

                                   PURCHASE
================================================================================

CONTRACT AVAILABILITY

      The Contracts are designed to fund Plans adopted by (1) public school systems and certain tax-exempt (Section 501(c)(3)) organizations for their employees under Section 403(b) of the Code, and (2) qualified defined contribution plans under Section 401(a) of the Code. The Contract Holder must notify the Company of the applicability of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by subsequent law, including the Retirement Equity Act of 1984, to the Plan.

      Eligible participants in the Plan seeking to invest and accumulate money for retirement can purchase individual interests in group Contracts, or under some Plans, they may purchase individual Contracts. The group Contract is generally owned by the employer or association, and individual accounts are established for each Participant. An individual Contract will be owned by the Participant under Plans that permit such purchase. In both cases, a Participant's interest in the Contract is known as his or her "Account."

      For group Contracts issued in connection with Section 403(b) Plans, the employer has no right, title or interest in the amounts held under the Contract or in the Account; Participants make all elections under the Contract. For group Contracts issued in connection with Section 401(a) Plans, the Participant has such rights as


--------------------------------------------------------------------------------
are set forth in the Plan. Under individual Contracts, Participants have all contract rights.

PURCHASING INTERESTS IN THE CONTRACT

      Eligible organizations may acquire a group Contract by submitting the appropriate forms to the Company. Once we approve the forms, a group Contract is issued to the employer or association as the group Contract Holder. Participants may purchase interests in a group Contract by submitting an enrollment form to the Company. For Plans that allow Participants to purchase an individual contract, Participants will submit an individual application to the Company. The enrollment forms and individual application are collectively referred to in this Prospectus as the "Enrollment Materials."


      The Company must accept or reject the Enrollment Materials within two business days of receipt. If the Enrollment Materials are incomplete, the Company may hold any forms and accompanying Purchase Payments for five days. Purchase Payments may be held for a longer period pending acceptance of the forms only with consent of the Participant, or under certain circumstances described below, with the consent of the group Contract Holder. Under limited circumstances the Company may agree, with respect to a particular Plan, to hold Purchase Payments for longer than the five business days, based on the consent of the group Contract Holder, in which case these Purchase Payments will be deposited in the Aetna Money Market VP Subaccount until the forms are completed.


PURCHASE PAYMENTS

      Generally, two types of Purchase Payments may be made under the Contract, and depending upon which type of payment is made, different Accounts may be established for each payment type. Continuing, periodic payments will be placed in "Installment Purchase Payment Accounts." Lump-sum transfers of amounts accumulated under a pre-existing plan may be placed in "Single Purchase Payment Accounts" in accordance with the Company's procedures and minimums in effect at the time of purchase. The Code imposes a maximum limit on annual Purchase Payments which may be excluded from a Participant's gross income. (See "Tax Status.")

      Allocation of Purchase Payments. Purchase Payments will initially be allocated to the Subaccounts or Credited Interest Options as specified by the Participant on the Enrollment Materials. Changes in such allocation may be made in writing or by telephone transfer. Allocations must be in whole percentages, and there may be limitations on the number of investment options that can be selected during the Accumulation Period. (See "Investment Options--The Funds.")


TRANSFER CREDITS

      The Company may provide a transfer credit on "transferred assets," subject to certain conditions and state approvals. Transferred assets are the value of contributions made on your behalf under this Plan or a prior plan before such amounts are applied to this Contract. The transfer credit will equal a percentage of the transferred assets applied to the Contract that remain in the Contract after a specified period of time. Once a transfer credit is applied to your Contract, all provisions of the Contract apply. This benefit is provided on a nondiscriminatory basis. If a transfer credit is due under the Contract, you will be provided with additional information specific to the Contract.

RIGHT TO CANCEL

      Participation under the Contract may be canceled without penalty by returning it (or other document evidencing your interest) to the Company with a written notice of your intent to cancel. In most states, you have ten days to exercise this right; some states allow you a longer free-look period. When we receive your request for cancellation, we will return your Account Value, unless the laws of the state in which the Contract was issued require that we return the initial Purchase Payment (if greater than the Account Value). In states that do not require a return of Purchase Payments, you bear the entire investment risk for amounts allocated among the Subaccounts during the free look period. Account Values will be determined as of the next Valuation Date following our receipt of your request for cancellation at our Home Office.

                            CHARGES AND DEDUCTIONS
================================================================================

DAILY DEDUCTIONS FROM THE SEPARATE ACCOUNT


      Mortality and Expense Risk Charge. The Company makes a daily deduction from each of the Subaccounts for the mortality and expense risk charge. The Charge is equal, on an annual basis, to 1.25% of the daily net assets of the Subaccounts and compensates the



--------------------------------------------------------------------------------

Company for the assumption of the mortality and expense risks under the Contract. The mortality risks are those assumed for our promise to make lifetime payments according to annuity rates specified in the Contract. The expense risk is the risk that the actual expenses for costs incurred under the Contract will exceed the maximum costs that can be charged under the Contract. The mortality and expense risk charge may be reduced for a Contract Holder under various conditions as agreed to by Us and the Contract Holder in writing. Whether such a reduction is available will be determined by the Company based upon consideration of some or all of the following factors:

[bullet] The size of the prospective group.

[bullet] The number of eligible participants and the program's participation rate.

[bullet] The projected annual Purchase Payments for the number of Participants estimated to choose the Contract.

[bullet] The frequency of projected distributions.

[bullet] The type and level of administrative and sales services to be provided.

[bullet] The Contract Holder's support and involvement in the communication, enrollment, and Participant education.

[bullet] The frequency, consistency and method of submitting Purchase Payments.

[bullet] The retirement program design. For example, the program may favor the stability of invested assets and limit the conditions for withdrawals, loans and investment options which in turn will lower administrative expenses.

[bullet] The type and level of other factors that affect the overall administrative expense.

      Prospective purchasers eligible for a reduction in the mortality and expense risk charge will be notified of their eligibility and the amount of the charge applicable to their Contract prior to the Company's acceptance of an application for the Contract. We may also make reductions after the Contract has been issued, according to the Company's rules in effect at the time there is a material change in any of the above factors. We will notify the Contract Holder of any reduction prior to it occurring. Any reduction of the mortality and expense risk charge will not be unfairly discriminatory against any person.

      If the amount deducted for mortality and expense risks is not sufficient to cover the mortality costs and expense shortfalls, the loss is borne by the Company. If the deduction is more than sufficient, the excess may be used to recover distribution expenses relating to the Contracts and as a source of profit to the Company. The Company expects to make a profit from the mortality and expense risk charge.

      Administrative Expense Charge. The Company reserves the right to make a deduction from each of the Subaccounts for an administrative expense charge. The administrative expense charge compensates the Company for administrative expenses that exceed revenues from the maintenance fee described below. The charge is set at a level which does not exceed the average expected cost of the administrative services to be provided while the Contract is in force. The Company does not expect to make a profit from this charge.

      The administrative expense charge during the Accumulation Period equals, on an annual basis, 0.25% for Contracts effective prior to October 31, 1996 where the number of Participants with assets in the Contract is less than 30 as of November 30, 1996 and the Contract Holder has chosen not to elect one of the Company's electronic standards for cash collection and application of participant contribution data. There is currently no administrative expense charge assessed during the Accumulation Period for any other Contracts.

      In addition, the administrative expense charge will not be imposed for participants who enrolled in a group contract prior to November 5, 1984, for any participants in individual Contracts issued prior to November 5, 1984, or for Contracts issued to public school systems.


      During the Annuity Period, the administrative expense charge equals, on an annual basis, 0.25% of the daily net assets allocated to the Subaccounts for all Participants who enrolled in a group Contract or became covered under an individual Contract on or after November 5, 1984.


MAINTENANCE FEE

      During the Accumulation Period, the Company will deduct an annual maintenance fee from each Installment Purchase Payment Account on its


--------------------------------------------------------------------------------
anniversary date. The maintenance fee is to reimburse the Company for some of its administrative expenses relating to the establishment and maintenance of the Accounts.

      The maximum maintenance fee that can be deducted under the Contract is $20. However, under group Contracts the maintenance fee may be reduced or eliminated depending upon certain criteria described below. The maintenance fee will be deducted on a pro rata basis from each Subaccount in which you have an interest. If the Account Value is withdrawn, the full maintenance fee will be deducted at the time of withdrawal.

      Reduction or Elimination of the Maintenance Fee. Under group Contracts, the annual maintenance fee may be reduced or eliminated under various conditions as agreed to by us and by the Contract Holder in writing. Any reduction or elimination of the annual maintenance fee will reflect differences in administrative costs and services after taking into consideration factors such as the following:

[bullet] the size, characteristics, and nature of the group to which a Contract is issued;

[bullet] the level of our anticipated expenses in administering the Contract, such as billing for Purchase Payments, producing periodic reports, providing for the direct payment of Contract charges rather than having them deducted from Account Values, and any other factors pertaining to the level and expense of administrative services which will be provided under the Contract.

      Any reduction or elimination of maintenance fees will not be unfairly discriminatory against any person. We will make any reduction in annual maintenance fees according to our own rules in effect at the time an application for a Contract is approved. We may also make reductions after the Contract has been issued according to the Company's rules in effect at the time there is a material change in any of the above factors. We will notify the Contract Holder of any reduction prior to it occurring. We reserve the right to change these rules from time to time.


DEFERRED SALES CHARGE

      Withdrawals of all or a portion of the Account Value may be subject to a deferred sales charge. The deferred sales charge is a percentage of the amounts withdrawn from the Subaccounts, the Fixed Account and the Guaranteed Accumulation Account. No deferred sales charge is deducted from amounts withdrawn from the Fixed Plus Account.

      For Installment Purchase Payment Accounts, the deferred sales charge is based on the number of completed Purchase Payment Periods. For Single Purchase Payment Accounts (and for all Accounts under Contracts issued to the State of Montana and the Board of Trustees-University of Illinois), it is based on the number of Account Years that have elapsed since the Purchase Payments were made. The amount of the deferred sales charge is determined in accordance with the schedule set forth in the following tables:

     INSTALLMENT PURCHASE PAYMENT ACCOUNT:

Purchase Payment                Deferred Sales
Periods Completed*             Charge Deduction
-----------------------------------------------
  Less than 5                        5%
  5 or more but less than 7          4%
  7 or more but less than 9          3%
  9 or more but less than 10         2%
  More than 10                       0%

          SINGLE PURCHASE PAYMENT ACCOUNT:

Account Years                  Deferred Sales
Completed                     Charge Deduction
----------------------------------------------
  Less than 5                       5%
  5 or more but less than 6         4%
  6 or more but less than 7         3%
  7 or more but less than 8         2%
  8 or more but less than 9         1%
  9 or more                         0%

      Generally, if you transfer the total account value under another similar annuity contract issued by the Company to an Account under this Contract, the effective date of the new Account will be the same effective date as your former contract for the purpose of calculating the applicable deferred sales charge under this Contract.

      A deferred sales charge will not be deducted from any portion of the Account Value if the withdrawal is:

[bullet] applied to provide Annuity benefits;

[bullet] taken on or after the tenth anniversary of the effective date of the Account;

[bullet] paid due to your death before Annuity payments begin;


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[bullet] made due to the election of a Systematic Distribution Option(s)(see
         "Systematic Distribution Options");


[bullet] paid where the Account Value is $3,500 or less and no amount has been withdrawn, taken as a loan, or used to purchase Annuity benefits during the prior 12 months;

[bullet] subject to state regulatory approval, paid as a premium for a Single
         Premium Immediate Annuity issued by the Company or one of its affiliates, provided that the "Right to Cancel" under such other annuity contract is not exercised by the Participant. An exercise of the "Right to Cancel" under such other annuity contract shall be treated as a request for Reinstatement under this Contract of the amount refunded, and, at the option of the Participant, may then be withdrawn subject to any Deferred Sales Charge applicable to this Contract at the time the Account Value was first applied toward such other annuity contract; or

[bullet] taken from an installment Purchase Payment Account by a Participant who is at least age 59 1/2 and who has completed nine Purchase Payment Periods.

      The deduction for the deferred sales charge will not exceed 8.5% of the total Purchase Payments actually made to the Account. The Company does not anticipate that the deferred sales charge will cover all sales and administrative expenses which it incurs in connection with the Contract. The difference will be covered by the general assets of the Company which are attributable, in part, to mortality and expense risk charges under the Contract described above.


      Free Withdrawals. For Participants between the ages of 59 1/2 and 70 1/2, up to 10% of the current Account Value may be withdrawn during each calendar year without imposition of a Deferred Sales Charge. The free withdrawal applies only to the first partial withdrawal in each calendar year. The 10% amount will be based on the Account Value calculated on the Valuation Date next following our receipt of your request for withdrawal. Any outstanding contract loans are excluded from the Account Value when calculating the 10% free withdrawal amount. This provision does not apply to a full withdrawal of the Account, or to partial withdrawals due to a default on a contract loan (see "Contract Loans"). This provision may not be exercised if SWO is elected. ("Systematic Distribution Options.")


      Reduction or Elimination of the Deferred Sales Charge. For a particular plan, we may reduce, waive or eliminate the deferred sales charge. Any reduction, waiver or elimination of such charges will reflect differences or expected differences in the amounts of unrecovered distribution costs or services of the types that the charge is intended to defray. When considering whether to reduce or eliminate such charges or to grant such a waiver, we will take into account factors which may include the following:

[bullet] the number of participants under the Plan;

[bullet] the expected level of assets or cash flow under the Plan;

[bullet] the level of agent involvement in sales activities;

[bullet] the level of our sales-related expenses;

[bullet] the specific distribution provisions under the Plan;

[bullet] the Plan's purchase of one or more other variable annuity contracts from us and the features of those contracts;

[bullet] the level of employer involvement in determining eligibility for distributions under the Contract; and

[bullet] our assessment of financial risk to the Company relating to surrenders.

      Any reduction, waiver or elimination of deferred sales charges will not be unfairly discriminatory against any person.

      We may also negotiate provisions regarding the deferred sales charge with respect to Contracts issued to certain employer groups or associations which have negotiated on behalf of its employees. All variations in, or elimination of, provisions regarding the deferred sales charge resulting from such negotiations will be offered uniformly to all employees within the group. For specific information on fees applicable to your Account, please call the number listed under the "Inquiries" section.

      We will make any reduction in deferred sales charge according to our own rules in effect at the time an application for a Contract is approved. We reserve the right to change these rules from time to time.

DEFERRED SALES CHARGE SCHEDULE FOR GAA FOR CERTAIN NEW YORK CONTRACTS

      The following deferred sales charge schedule applies for withdrawals from the Guaranteed


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Accumulation Account for group Installment and Single Purchase Payment master Contracts that offer such option which are issued after July 29, 1993 in the State of New York. This schedule is based on the number of completed Account Years for Single and Installment Purchase Payment Contracts as follows:

          Completed               Deferred Sales
        Account Years            Charge Deduction
-----------------------------   -----------------
  Less than 3                          5%
  3 or more but less than 4            4%
  4 or more but less than 5            3%
  5 or more but less than 6            2%
  6 or more but less than 7            1%
  7 or more                            0%

FUND EXPENSES

      Each Fund incurs certain expenses which are paid out of its net assets. These expenses include, among other things, the investment advisory or "management" fee. The expenses of the Funds are set forth in the Fee Table in this Prospectus and described more fully in the accompanying Fund prospectuses.

PREMIUM AND OTHER TAXES

      Several states and municipalities impose a premium tax on Annuities. These taxes currently range from 0% to 4%. The Company reserves the right to deduct premium tax against Purchase Payments or Account Values at anytime, but no earlier than when we have a tax liability under state law. The Company's current practice is to deduct for premium taxes at the time of complete withdrawal or annuitization. In addition to the premium tax, the Company reserves the right to assess a charge for any state or federal taxes due against the Contract or the Separate Account assets. (See "Tax Status.")

                               CONTRACT VALUATION
================================================================================

ACCOUNT VALUE

      Until the Annuity Date, the Account Value is the total dollar value of amounts held in your Account as of any Valuation Date. The Account Value at any given time is based on the value of the units held in each Subaccount, plus the value of amounts held in any of the Credited Interest Options.

ACCUMULATION UNITS

      The value of your interests in a Subaccount is expressed as the number of "Accumulation Units" that you hold multiplied by an "Accumulation Unit Value" (or "AUV") for each unit. The AUV on any Valuation Date is determined by multiplying the value on the immediately preceding Valuation Date by the net investment factor of that Subaccount for the period between the immediately preceding Valuation Date a and the current Valuation Date. (See "Net Investment Factor" below.) The Accumulation Unit Value will be affected by the investment performance, expenses and charges of the applicable Fund and is reduced each day by a percentage that accounts for the daily assessment of mortality and expense risk charges and the administrative charge (if any).


Initial Purchase Payments will be credited to your Account at the AUV next computed following our acceptance of the Enrollment Materials, as described under "Purchase--Purchasing Interests in the Contract." Each subsequent Purchase Payment (or amount transferred) received by the Company by the close of business of the New York Stock Exchange will be credited to your Account at the AUV next computed following our receipt of your payment or transfer request. The value of an Accumulation Unit may increase or decrease.


NET INVESTMENT FACTOR

      The net investment factor is used to measure the investment performance of a Subaccount from one Valuation Date to the next. The net investment factor for a Subaccount for any valuation period is equal to the sum of 1.0000 plus the net investment rate. The net investment rate equals:

      (a) the net assets of the Fund held by the Subaccount on the current Valuation Date, minus

      (b) the net assets of the Fund held by the Subaccount on the preceding Valuation Date, plus or minus

      (c) taxes or provisions for taxes, if any, attributable to the operation of the Subaccount;

      (d) divided by the total value of the Subaccount's Accumulation and Annuity Units on the preceding Valuation Date;


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      (e) minus a daily charge for mortality and expense risks and up to 0.25% as an administrative expense charge.


      The net investment rate may be either positive or negative.

                                   TRANSFERS
================================================================================


      At any time prior to the Annuity Date, you can transfer amounts held under your Contract from one Subaccount to another. Transfers between the Credited Interest Options and the Subaccounts are subject to certain restrictions. (See Appendices I, II and III.) A request for transfer can be made either in writing or by telephone (See "Telephone Transfers" below). All transfers must be in accordance with the terms of the Contract and your Plan, as applicable.

      The Company currently allows unlimited transfers of accumulated amounts to available investment options without charge. The minimum transfer amount may not be less than $500. However, the total number of investment options that you may select at any one time is limited. (See "Investment Options--The Funds.") Any transfer will be based on the Accumulation Unit Value next determined after the Company receives a valid transfer request at its Home Office. Transfers are not available during the Annuity Period.

TELEPHONE TRANSFERS

      Subject to the Contract Holder's approval, You automatically have the right to make transfers among Funds by telephone. We have enacted procedures to prevent abuses of Account transactions by telephone, including requiring the use of a personal identification number (PIN) to execute transactions. You are responsible for safeguarding your PIN, and for keeping Account information confidential. Although the Company's failure to follow reasonable procedures may result in the Company's liability for any losses due to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. Any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably believed to be genuine shall be borne by you. To ensure authenticity, we record all calls on the 800 line.
Note: all Account information and transactions permitted are subject to the terms of the Plan(s).

DOLLAR COST AVERAGING PROGRAM

      You may establish automated transfers of Account Values on a monthly or quarterly basis through the Company's Dollar Cost Averaging Program, if available under your Plan*. There is no additional charge for the Program. Dollar Cost Averaging is a system for investing a fixed amount of money at regular intervals over a period of time. Dollar Cost Averaging does not ensure a profit nor guarantee against loss in a declining market. You should consider your financial ability to continue purchases through periods of low price levels. Please refer to the "Inquiries" section of the Prospectus Summary which describes how you can obtain further information.

* Effective May 1, 1998, dollar cost averaging is not permitted into the Lexington Natural Resources Trust Subaccount.


                                  WITHDRAWALS
================================================================================

      All or a portion of the Account Value may be withdrawn at any time during the Accumulation Period, subject to limitations on withdrawals from the Fixed Plus Account and to the withdrawal restrictions under Section 403(b) Contracts described below. To request a withdrawal, you must properly complete a disbursement form and send it to our Home Office. Payments for withdrawal requests will be made in accordance with SEC requirements, but normally not later than seven calendar days following our receipt of a disbursement form.

      Withdrawals may be requested as in one of the following forms:

[bullet] Full Withdrawal of an Account: The amount paid upon a full withdrawal will be the Account Value allocated to the Subaccounts, the Guaranteed Accumulation Account (plus or minus a market value adjustment) (see Appendix I), and the Fixed Account, minus any applicable deferred sales charge and maintenance fee due, plus the amount available


--------------------------------------------------------------------------------
         for withdrawal from the Fixed Plus Account (see Appendix III).

[bullet] Partial Withdrawals (Percentage): The amount paid will be the percentage of the Account Value requested minus any applicable deferred sales charge; however, the amounts available for withdrawal from the Fixed Plus Account is limited (see Appendix III).

[bullet] Partial Withdrawal (Specified Dollar Amount): The amount paid will be the dollar amount requested. However, the amount withdrawn from the Account will equal the amount requested plus any applicable deferred sales charge. The amount available for withdrawal from the Fixed Plus Account is limited (see Appendix III).

      For any partial withdrawal, amounts will be withdrawn proportionately from each Subaccount or Credited Interest Option in which the Account is invested, unless you request otherwise in writing. All amounts paid will be based on Account Values as of the next Valuation Date after we receive a request for withdrawal at our Home Office, or on such later date as the disbursement form may specify. A 20% federal income tax may be withheld from amounts paid directly to you. (See "Tax Status--Contracts Used with Certain Retirement Plans.")

      Withdrawal Restrictions from 403(b) Plans. Under Section 403(b) Contracts, a withdrawal of salary reduction contributions and earnings on such contributions is generally prohibited prior to the Participant's death, disability, attainment of age 59 1/2, separation from service or financial hardship. (See "Tax Status.")

      Restrictions on Withdrawals Under the Texas Optional Retirement Program. A Participant in the Texas Optional Retirement Program may not elect to receive any form of distribution from the Contract before retirement, except upon becoming totally disabled or terminating employment with the Texas public institutions of higher learning. These restrictions limit the conditions under which a Participant may exercise the right to a full or partial withdrawal of Account Values, and the right to advance the date on which Annuity payments are to begin. The Company may require verification of eligibility from the employer prior to any distributions from the Contract. These restrictions are imposed by reason of an opinion of the Texas Attorney General interpreting applicable Texas law.

      Restrictions on Withdrawals Under the Ball State University Plan. In connection with the Ball State University Alternate Pension Plan only, the Participant may not withdraw Account Values attributable to employer contributions and applicable earnings under the Alternate Pension Plan ("Employer Account Value") unless the Participant's employment is terminated with Ball State University due to the Participant's death, retirement or separation from service. The Company reserves the right to require satisfactory documentation that the Participant is no longer providing service to Ball State University before a withdrawal request payable directly to a Participant will be considered in good order. The Contract Holder may withdraw the Employer Account Value without regard to this restriction, and Participants may transfer Employer Account Values pursuant to an Internal Revenue Service Revenue Ruling 90-24 transfer ("90-24 Transfer") without regard to this restriction. No deferred sales charge will apply to the first 20% of such Employer Account Value transferred pursuant to a 90-24 Transfer in a calendar year. This waiver does not apply to a transfer of the full Employer Account Value pursuant to a 90-24 Transfer.

REINVESTMENT PRIVILEGE


      Within 30 days after a withdrawal, if allowed by law, a Participant may elect to reinvest all or a portion of the proceeds received for the full withdrawal of an Account. Reinvested amounts must be received by the Company within 60 days of the withdrawal. Accumulation Units will be credited to the Account for the amount reinvested, as well as any applicable maintenance fee and any appropriate portion of any deferred sales charge imposed at the time of withdrawal. Any maintenance fee which falls due after the withdrawal and before the reinvestment will be deducted from the amounts reinvested. Reinvested amounts will be reallocated to the applicable investment options in the same proportion as they were allocated at the time of withdrawal. Accumulation Units will be credited to your Account based on the Accumulation Unit Value next computed following our receipt of your request along with the amount to be reinvested. See Appendix I for a discussion of amounts withdrawn from GAA and then reinvested. The reinvestment privilege may be used only once. If you are contemplating reinvestment, you should seek competent advice regarding the tax consequences associated with such a transaction.



--------------------------------------------------------------------------------

                                 CONTRACT LOANS
================================================================================

      During the Accumulation Period, Participants in 403(b) Plans may request a loan from their Account Value, if allowed by their Plan. Loans can only be taken from those Account Values held in the Subaccounts or from those Credited Interest Options that allow loans. (See Appendices I, II and III.) A loan may be obtained by reviewing and reading the terms of the loan agreement, properly completing a loan request form and submitting it to the Company's Home Office. Loans are not available from Contracts issued to 401(a) Plans, unless provided for under your Contract.


                        SYSTEMATIC DISTRIBUTION OPTIONS
================================================================================


      The Company offers certain withdrawal options under the Contract that are not considered annuity options ("Systematic Distribution Options"). To exercise these options, your Account Value must meet the minimum dollar amounts and age criteria applicable to that option.


      The Systematic Distribution Options currently available under the Contract include the following:


[bullet] SWO--Systematic Withdrawal Option. SWO is a series of partial withdrawals from your Account based on a payment method you select. It is designed for those who want a periodic income while retaining investment flexibility for amounts accumulated under a Contract. (This option may not be elected if you have an outstanding contract loan.)

[bullet] ECO--Estate Conservation Option. ECO offers the same investment flexibility as SWO but is designed for those who want to receive only the minimum distribution that the Code requires each year. Under ECO, the Company calculates the minimum distribution amount required by law at the later of age 70 1/2 or retirement, or for 5% owners at age
         70 1/2 and pays you that amount once a year.


      Other Systematic Distribution Options may be added from time to time. Additional information relating to any of the Systematic Distribution Options may be obtained from your local representative or from the Company at its Home Office.

      If you select one of the Systematic Distribution Options, you will retain all of the rights and flexibility permitted under the Contract during the Accumulation Period. Your Account Value will continue to be subject to the charges and deductions described in this Prospectus. Taking a withdrawal under one of these Systematic Distribution Options may have tax consequences. Any person concerned about tax implications should consult a competent tax advisor prior to election an option.

      Once you elect a Systematic Distribution Options, you may revoke it any time by submitting a written request to our Home Office. Once an option is revoked, it may not be elected again, nor may any other Systematic Distribution Options be elected unless permitted by the Code. The Company reserves the right to discontinue the availability of one or all of these Systematic Distribution Options at any time, and/or to change the terms of future elections.


                    DEATH BENEFIT DURING ACCUMULATION PERIOD
================================================================================

      The Contract provides that a death benefit is payable to the Beneficiary(ies) upon the death of the Participant before the Annuity Date. The amount of the death benefit will be equal to the Account Value. Death benefit proceeds may be paid to the Beneficiary:

[bullet] in a lump sum;

[bullet] in accordance with any of the Annuity Options available under the Contract; or


[bullet] under any Systematic Distribution Options available under the Contract
         (if the Beneficiary is your spouse).


      The Beneficiary may instead elect one of the following two options; however, the Code limits how


--------------------------------------------------------------------------------
long the death benefit proceeds may be left in these options (see below):

[bullet] to leave the Account Value invested in the Contract; or

[bullet] to leave the Account Value on deposit in the Company's general account, and to receive monthly, quarterly, semi-annual or annual interest payments at the interest rate then being credited on such deposits. The balance on deposit can be withdrawn at any time or applied to an Annuity Option.

      When paying the Beneficiary, we will determine the Account Value on the Valuation Date following the date on which we receive proof of death acceptable to the Company. Interest, if any, will be paid from the date of death at a rate no less than required by law. We will mail payment to the Beneficiary within seven days after we receive proof of death.

      The Code requires that distribution of death proceeds begin within a certain period of time. Generally, either payments must begin by December 31 of the year following the year of your death, or the entire value of your benefits must be distributed by December 31 of the fifth year following the year of your death. If your Beneficiary is your spouse, he or she is not required to begin distributions until the year you would have attained age 70 1/2. In no event may payments extend beyond the life expectancy of the Beneficiary or any period certain greater than the Beneficiary's life expectancy. If no elections are made, no distributions will be made. Failure to commence distributions within the above time periods can result in tax penalties. Regardless of the method of payment, death benefit proceeds will generally be taxed to the Beneficiary in the same manner as if you had received those payments. (See "Tax Status.")

                                 ANNUITY PERIOD
================================================================================

ANNUITY PERIOD ELECTIONS


      The Code generally requires that minimum annual distributions of the Account Value must begin by April 1st of the calendar year following the calendar year in which a Participant attains age 70 1/2 or retires, if later. In addition, distributions must be in a form and amount sufficient to satisfy the Code requirements. These requirements may be satisfied by the election of certain Annuity Options or Systematic Distribution Options. (See "Tax Status.")


      At least 30 days prior to the Annuity Date, you must notify us in writing of the following:

[bullet] the date on which you would like to start receiving annuity payments;

[bullet] the Annuity Option under which you want your payments to be calculated and paid;

[bullet] whether the payments are to be made monthly, quarterly, semi-annually or annually; and


[bullet] the investment option(s) used to provide annuity payments (i.e., a fixed annuity using the general account or any of the Subaccounts available at the time of annuitization). As of the date of this Prospectus, Aetna Balanced VP, Inc., Aetna Bond VP and Aetna Growth and Income VP are the only Subaccounts available.


      Annuity Payments will not begin until you have selected an Annuity Option. Until a date and option are elected, the Account will continue in the Accumulation Period. If your Plan is subject to ERISA, you must also submit the appropriate joint and survivor annuity waiver and spousal consent form(s) to us. Once Annuity Payments begin, the Annuity Option may not be changed, nor may transfers be made among the investment option(s) selected.

ANNUITY OPTIONS

      You may choose one of the following Annuity Options:

Lifetime Annuity Options:

[bullet] Option 1--Life Annuity--An annuity with payments ending on the Annuitant's death.

[bullet] Option 2--Life Annuity with Guaranteed Payments-- An annuity with payments guaranteed for 5, 10, 15 or 20 years, or such other periods as the Company may offer at the time of annuitization.

[bullet] Option 3--Life Income based Upon Lives of Two Payees--An annuity will be paid during the lives of the Annuitant and a second Annuitant, with 100%, 66 2/3% or 50% of the payment to continue after the first death, or 100% of the payment to continue at the death of the second Annuitant and 50% of the payment to continue at the death of the Annuitant.


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[bullet] Option 4--Life Income based Upon the Lives of Two Payees--An annuity with payments for a minimum of 120 months, with 100% of the payment to continue after the first death.

      If Option 1 or 3 is elected, it is possible that only one Annuity Payment will be made if the Annuitant under Option 1, or the surviving Annuitant under Option 3, should die prior to the due date of the second Annuity Payment. Once lifetime Annuity payments begin, the Annuitant cannot elect to receive a lump-sum settlement.

Non-lifetime Annuity Options:

[bullet] Option 1--Payments for a Specified Period-- payments will continue for a specified period of time, as provided for under your Contract.

      Under the non-lifetime option, the type of annuity available (fixed or variable) is determined by the investment options used prior to annuitization. For amounts held in the Fixed Plus Account, the annuity must be paid on a fixed basis. For amounts held in the Subaccounts, the Guaranteed Accumulation Account or the Fixed Account, an annuity may be selected on a fixed or variable basis. (Under Contracts issued to the State of Montana and the Board of Trustees-- University of Illinois, for amounts held in any investment option, the non-lifetime option is available only on a fixed basis.) If this option is elected on a variable basis, the Annuitant may request at any time during the payment period that the present value of all or any portion of the remaining variable payments be paid in one sum. However, any lump-sum elected before a minimum number of years of payments (as provided in your Contract) have been completed will be treated as a withdrawal during the Accumulation Period and any applicable deferred sales charge will be assessed. (See "Charges and Deductions--Deferred Sales Charge.") The non-lifetime option is not available on a variable basis under a Contract which provides for immediate Annuity benefits.

      We may also offer additional Annuity Options under your Contract from time to time.

ANNUITY PAYMENTS

      Date Payouts Start. When payments start, the age of the Annuitant plus the number of years for which payments are guaranteed must not exceed 95. Annuity payments may not extend beyond (a) the life of the Annuitant, (b) the joint lives of the Annuitant and beneficiary, (c) a period certain greater than the Annuitant's life expectancy, or (d) a period certain greater than the joint life expectancies of the Annuitant and beneficiary.

      Amount of Each Annuity Payment. The amount of each payment depends on the size of your Account Value, how you allocate it between fixed and variable payouts, and the Annuity Option chosen. No election may be made that would result in a first Annuity payment of less than $20 or total yearly payments of less than $100. If your Account Value on the Annuity Date is insufficient to elect an option for the minimum amount specified, a lump-sum payment must be elected.

      If Annuity Payments are to be made on a variable basis, the first and subsequent payments will vary depending on the assumed net investment rate selected (3 1/2% or 5% per annum). Selection of a 5% rate causes a higher first payment, but Annuity Payments will increase thereafter only to the extent that the net investment rate exceeds 5% on an annualized basis. Annuity Payments would decline if the rate were below 5%. Use of the 3 1/2% assumed rate causes a lower first payment, but subsequent payments would increase more rapidly or decline more slowly as changes occur in the net investment rate. (See the Statement of Additional Information for further discussion on the impact of selecting an assumed net investment rate.)

CHARGES DEDUCTED DURING THE ANNUITY PERIOD


      We make a daily deduction for mortality and expense risks from any amounts held on a variable basis. Therefore, electing the nonlifetime option on a variable basis will result in a deduction being made even though we assume no mortality risk. We will also deduct a daily administrative charge of 0.25% on annual basis from amounts held under the variable options for Participants who enrolled in a group Contract or became covered under an individual Contract on or after November 5, 1984. (See "Charges and Deductions.")


DEATH BENEFIT PAYABLE DURING THE ANNUITY PERIOD

      If an Annuitant dies after Annuity Payments have begun, any death benefit payable will depend on the terms of the Contract and the Annuity Option selected. If Option 1 or Option 3 was elected, Annuity Payments will cease on the death of the Annuitant under Option 1 or the death of the surviving Annuitant under Option 3.


--------------------------------------------------------------------------------

      If Lifetime Option 2 or Option 4 was elected and the death of the Annuitant under Option 2, or the surviving Annuitant under Option 4, occurs prior to the end of the guaranteed minimum payment period, we will pay to the beneficiary in a lump sum, unless otherwise requested, the present value of the guaranteed Annuity Payments remaining.

      If the non-lifetime option was elected, and the Annuitant dies before all payments are made, the value of any remaining payments may be paid in a lump-sum to the beneficiary (unless otherwise requested), and no deferred sales charge will be imposed.

      If the Annuitant dies after Annuity payments have begun and if there is a death benefit payable under the Annuity option elected, the remaining value must be distributed to the beneficiary at least as rapidly as under the original method of distribution.

      Any lump-sum payment paid under the applicable lifetime or nonlifetime Annuity Options will be made within seven calendar days after proof of death acceptable to us, and a request for payment are received at our Home Office. The value of any death benefit proceeds will be determined as of the next Valuation Date after we receive acceptable proof of death and a request for payment. Under Options 2 and 4, such value will be reduced by any payments made after the date of death.

                                   TAX STATUS
================================================================================

INTRODUCTION


      The following provides a general discussion and is not intended as tax advice. This discussion reflects the Company's understanding of current federal income tax law. Such laws may change in the future, and it is possible that any change could be retroactive (i.e., effective prior to the date of the change). The Company makes no guarantee regarding the tax treatment of any contract or transaction involving a Contract. The ultimate effect of federal income taxes on the amounts held under a Contract, on Annuity Payments, and on the economic benefit to the Contract Holder, Participant or Beneficiary may depend upon the tax status of the individual concerned. Moreover, no attempt has been made to consider any applicable state or other tax laws. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction.


TAXATION OF THE COMPANY

      The Company is taxed as a life insurance company under the Code. Since the Separate Account is not an entity separate from the Company, it will not be taxed separately as a "regulated investment company" under the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Contracts. Under existing federal income tax law, the Company believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts.

      Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Separate Account and, therefore, the Company does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretation thereof result in the Company being taxed on income or gains attributable to the Separate Account, then the Company may impose a charge against the Separate Account (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

CONTRACTS USED WITH CERTAIN RETIREMENT PLANS

      In General. The Contract is designed for use with Section 403(b) plans and Section 401(a) plans. The tax rules applicable to retirement plans vary according to the type of plan and the terms and conditions of the plan.

      The Company makes no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Participants as well as Beneficiaries are cautioned that the rights of any person to any benefits under the Contracts may be subject to the terms and conditions of the Plans themselves, in addition to the terms and conditions of the Contracts issued in connection with such Plans. Some retirement plans are subject to limitations on distribution and other requirements that are not incorporated in the Contracts. Purchasers are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable laws, and should


--------------------------------------------------------------------------------
consult their legal counsel and tax adviser regarding the suitability of the Contract.


      Minimum Distribution Requirements. The Code has required distribution rules for Section 403(b) and 401(a) Plans. Under 403(b) Plans, distributions of amounts held as of December 31, 1986 must generally begin by the end of the calendar year in which you attain age 75 or retire, if later. However, special rules require that some or all of that balance be distributed earlier if any distributions are taken in excess of the minimum required amount. For all Participants, other than 5% owners, distributions under 401(a) Plans, and distributions attributable to contributions under Section 403(b) Plans on or after January 1, 1987 (including any earnings on the entire Account Value after that date), must generally begin by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 or retire, if later. For 5% owners, such distributions must begin by April 1st of the calendar year following the calendar year in which you attain age 70 1/2.


      In general, annuity payments must be distributed over your life or the joint lives of you and your Beneficiary, or over a period not greater than your life expectancy or the joint life expectancies of you and your Beneficiary.

      If you die after the required minimum distribution has commenced, distributions to your beneficiary must be made at least as rapidly as under the method of distribution in effect at the time of your death. However, if the minimum required distribution is calculated each year based on your single life expectancy or the joint life expectancies of you and your beneficiary, the regulations for Code Section 401(a)(9) provide specific rules for calculating the minimum required distributions at your death. For example, if you have elected ECO with the calculation based on your single life expectancy, and the life expectancy is recalculated each year, your recalculated life expectancy becomes zero in the calendar year following your death and the entire remaining interest must be distributed to your beneficiary by December 31 of the year following your death. However, a spousal beneficiary has certain rollover rights which can only be exercised in the year of your death. The rules are complex and you should consult your tax adviser before electing the method of calculation to satisfy the minimum distribution requirements.


      If you die before the required minimum distribution has commenced, your entire interest must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. Alternatively, payments may be made over the life of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary provided the distribution begins by December 31 of the calendar year following the calendar year of your death. If the Beneficiary is your spouse, the distribution must begin on or before the later of: (1) December 31 of the calendar year following the calendar year of your death, or (2) December 31 of the calendar year in which you would have attained age 70 1/2.


      If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.


      Taxation of Distributions. All distributions will be taxed as they are received unless you made a rollover contribution of the distribution to another plan of the same type or to a traditional retirement annuity/ account ("IRA") in accordance with the Code, or unless you have made after-tax contributions to the plan, which are not taxed upon distribution. The Code has specific rules that apply, depending on the type of distribution received, if after-tax contributions were made.


      In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received those payments, except that a limited death benefit exclusion may apply to payments made for deaths occurring on or before August 20, 1996.


      Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients may be provided the opportunity to elect not to have tax withheld from distributions; however, certain distributions from annuities are subject to mandatory 20% federal income tax withholding. If the Participant or Beneficiary is a non-resident alien, any withholding will be governed by Code Section 1441 based on the individual's citizenship, the country of domicile and treaty status. We will report to the IRS the taxable portion of all distributions. The Code imposes a 10% penalty tax on the taxable portion of any distribution unless made when (a) you have attained age 59 1/2, (b) you have become disabled, (c) you have died, (d) you



--------------------------------------------------------------------------------
have separated from service with the plan sponsor at or after age 55, (e) the distribution amount is rolled over into another plan of the same type in accordance with the terms of the Code, or (f) the distribution amount is made in substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your Beneficiary, provided you have separated from service with the plan sponsor. In addition, the penalty tax does not apply for the amount of a distribution equal to unreimbursed medical expenses incurred by you that qualify for deduction as specified in the Code. The Code may impose other penalty taxes in other circumstances.


      Section 403(b) Plans. Under Section 403(b), contributions made by public school systems and Section 501(c)(3) tax-exempt organizations to purchase annuity contracts for their employees are generally excludable from the gross income of the employee.


      In order to be excludable from taxable income, total annual contributions made by you and your employer cannot exceed either of two limits set by the Code. The first limit, under Section 415, is generally the lesser of 25% of your compensation or $30,000. Compensation means your compensation from the employer sponsoring the Plan and, for years beginning after December 31, 1997, includes any elective deferrals under Code Section 402(g) and any amounts not included in gross income under Code Section 125 or 457. The second limit, which is the exclusion allowance under Section 403(b), is usually calculated according to a formula that takes into account your length of employment any pretax contributions you and your employer have already made under the Plan, and any pretax contributions to certain other retirement plans. These two limits apply to your contributions as well as to any contributions made by your employer on your behalf. There is an additional limit that specifically limits your salary reduction contributions to generally no more than $10,000 annually (subject to indexing); your own limit may be higher or lower, depending on certain conditions. In addition Purchase Payments will be excluded from a Participant's gross income only if the Plan meets certain non-discrimination requirements.

      Code Section 403(b)(11) restricts the distribution under Section 403(b) contracts of: (1) salary reduction contributions made after December 31, 1988;
(2) earnings on those contributions; and (3) earnings during such period on amounts held as of December 31, 1988. Subject to the terms of the Plan, distribution of those amounts may only occur upon death of the employee, attainment of age 59, separation from service, disability, or financial hardship. In addition, income attributable to salary reduction contributions may not be distributed in the case of hardship.


      If, pursuant to Revenue Ruling 90-24, the Company agrees to accept, under any of the Contracts covered by this Prospectus, amounts transferred from a Code Section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions set forth in Code Section 403(b)(7)(A)(ii).

      Generally, no amounts accumulated under the Contract will be taxable prior to the time of actual distribution. However, the IRS has stated in published rulings that a variable contract owner, including participants under
Section 403(b) Plans, will be considered the owner of separate account assets if the owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable contract owner's gross income. The Treasury announced that guidance would be issued in the future regarding the extent to which owners could direct their investments among Subaccounts without being treated as owners of the underlying assets of the Separate Account. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the owner from being considered the federal tax owner of the assets of the Separate Account.


      Section 401(a) Plans. Section 401(a) permits certain employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish various types of retirement plans for themselves and for their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual except to a participant as a means to provide benefit payments.

      The Code imposes a maximum limit on annual Purchase Payments that may be excluded from a Participant's gross income. Such limit must be



--------------------------------------------------------------------------------
calculated under the Plan by the employer in accordance with Section 415 of the Code. This limit is generally the lesser of 25% of your compensation or $30,000. Compensation means your compensation from the employer sponsoring the Plan and, for years beginning after December 31, 1997, includes any elective deferrals under Code Section 402(g) and any amounts not included in gross income under Code Section 125 or 457. In addition, Purchase Payments will be excluded from a Participant's gross income only if the 401(a) Plan meets certain nondiscrimination requirements.


                                 MISCELLANEOUS
================================================================================

DISTRIBUTION

      The Company will serve as the Principal Underwriter for the securities sold by this Prospectus. The Company is registered as a broker-dealer with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. (NASD). As Underwriter, the Company will contract with one or more registered broker-dealers ("Distributors"), including at least one affiliate of the Company, to offer and sell the Contracts. All persons offering and selling the Contracts must be registered representatives of the Distributors and must also be licensed as insurance agents to sell variable annuity contracts. These registered representatives may also provide services to Participants in connection with establishing their Accounts under the Contract.

      Payment of Commissions. Persons offering and selling the Contracts may receive commissions in connection with the sale of the Contracts. The maximum percentage amount that the Company will ever pay as commission with respect to any given Purchase Payment is with respect to those made during the first year of Purchase Payments under an Account. The percentage amount will range from 1% to 7% of those Purchase Payments. The Company may also pay renewal commissions on Purchase Payments made after the first year and, under group Contracts, asset-based service fees. The average of all payments made by the Company is estimated to equal approximately 3% of the total Purchase Payments made over the life of an average Contract. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. Supervisory and other management personnel of the Company may receive compensation that will vary based on the relative profitability to the Company of the funding options you select. Funding options that invest in Funds advised by the Company or its affiliates are generally more profitable to the Company. The Company may also reimburse the Distributor for certain expenses. The name of the Distributor and the registered representative responsible for your Account are set forth in your Enrollment Materials. Commissions and sales related expenses are paid by the Company and are not deducted from Purchase Payments. See "Charges and Deductions--Deferred Sales Charge."

      Third Party Compensation Arrangements. Occasionally, we may pay commissions and fees to Distributors which are affiliated or associated with the Contract Holder or the Participants. We may also enter into agreements with some entities associated with the Contract Holder or Participants in which we would agree to pay the entity for certain services in connection with administering the Contracts. In both these circumstances there may be an understanding that the Distributor or entity would endorse the Company as a provider of the Contract. You will be notified if you are purchasing a Contract that is subject to these arrangements.

DELAY OR SUSPENSION OF PAYMENTS

      The Company reserves the right to suspend or postpone the date of payment for any benefit or values (a) on any Valuation Date on which the New York Stock Exchange ("Exchange") is closed (other than customary weekend and holiday closings) or when trading on the Exchange is restricted; (b) when an emergency exists, as determined by the SEC, so that disposal of securities held in the Subaccounts is not reasonably practicable or it is not reasonably practicable for the Company fairly to determine the value of the Subaccount's assets; or
(c) during such other periods as the SEC may by order permit for the protection of investors. The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

PERFORMANCE REPORTING

      From time to time, the Company may advertise different types of historical performance for the


--------------------------------------------------------------------------------

Subaccounts of the Separate Account. The Company may advertise the "standardized average annual total returns" of the Subaccounts, calculated in a manner prescribed by the SEC, as well as the "non-standardized returns." "Standardized average annual total returns" are computed according to a formula in which a hypothetical investment of $1,000 is applied to the Subaccount and then related to the ending redeemable values over the most recent one, five and ten-year periods (or since contributions were first received in the Fund under the Separate Account, if less than the full period). Standardized returns will reflect the reduction of all recurring charges during each period (e.g., mortality and expense risk charges, annual maintenance fees, administrative expense charge (if any) and any applicable deferred sales charge). "Non-standardized returns" will be calculated in a similar manner, except that non-standardized figures will not reflect the deduction of any applicable deferred sales charge (which would decrease the level of performance shown if reflected in these calculations). The non-standardized figures may also include monthly, quarterly, year-to-date or three-year periods and may also be calculated from the Fund's inception date.


      The Company may also advertise certain ratings, rankings or other information related to the Company, the Subaccounts or the Funds. Further details regarding performance reporting and advertising are described in the Statement of Additional Information.

VOTING RIGHTS

      In accordance with the Company's view of present applicable law, it will vote the shares of each of the Funds held by the Separate Account at regular and special meetings of Fund shareholders in accordance with instructions received from persons having a voting interest in the Separate Account. Under group Contracts, Participants and Annuitants have a fully vested (100%) interest in the benefits provided under the Contract and may instruct the Contract Holder how to direct the Company to cast the votes for the portion of the Account Value or valuation reserve attributable to their Accounts. Currently, for group Contracts used with Section 403(b) plans, the Company obtains Participant voting instructions directly from the Participants, subject to receipt of authorization from the Contract Holder to accept such instructions. The Company will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. Each person having a voting interest in the Separate Account will receive periodic reports relating to the Fund(s) in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by written communication at least 14 days before such meeting. The number of votes to which each person may give direction will be determined as of the record date set by the Fund.

      The number of votes each Contract Holder or Participant, as applicable, may cast during the Accumulation Period is equal to the portion of the Account Value to that Fund, divided by the net asset value of one share of that Fund. During the Annuity Period, the number of votes is equal to the valuation reserve applicable to the portion of the Contract attributable to that Fund, divided by the net asset value of one share of that Fund. In determining the number of votes, fractional votes will be recognized.

CHANGES IN BENEFICIARY DESIGNATIONS

      The designated Beneficiary may be changed at any time prior to the Annuity Date, subject to limitations contained in the Code and other applicable laws. Such change will not become effective until written notice of the change is received by the Company.

MODIFICATION OF THE CONTRACT

      The Company may change the Contract as required by federal or state law. In addition, the Company may, upon 30 days written notice to the Contract Holder, make other changes to group Contracts that would apply only to individuals who become Participants under that Contract after the effective date of such changes. If the Contract Holder does not agree to a change, no new Participants will be covered under the Contract. Certain changes will require the approval of appropriate state or federal regulatory authorities.

LEGAL MATTERS AND PROCEEDINGS

      The Company knows of no material legal proceedings pending to which the Separate Account or the Company is a party or which would materially affect the Separate Account. The validity of the securities offered by this Prospectus has been passed upon by Counsel to the Company.


YEAR 2000

      As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as Aetna), is dependent on computer systems and applications to conduct its business.



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Aetna has developed and is currently executing a comprehensive risk-based plan designed to make its computer systems, applications and facilities Year 2000 ready. The plan covers four stages including (i) inventory, (ii) assessment,
(iii) remediation and (iv) testing and certification. At year end 1997, Aetna, including the Company, had substantially completed the inventory and assessment stages. The remediation process is currently underway and targeted for completion by December 31, 1998. Testing and certification of these systems and applications are targeted for completion by mid-1999. The costs of these efforts will not affect the Separate Account.

      The Company, its affiliates and the mutual funds that serve as investment options for the Separate Account also have relationships with investment advisers, broker dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna, including the Company, is initiating communications with its critical external relationships to determine the extent to which Aetna may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Where practicable Aetna and the Company will assess and attempt to mitigate their risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the Separate Account, including, without limitation, its operation or the valuation of its assets and units.



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                                CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION
================================================================================

     The Statement of Additional Information contains more specific information on the Separate Account and the Contract, as well as the financial statements of the Separate Account and the Company. A list of the contents of the SAI is set forth below:

     General Information and History
     Variable Annuity Account C
     Offering and Purchase of Contracts
     Performance Data
      General
      Average Annual Total Return Quotations
      Annuity Payments
     Sales Material and Advertising
     Independent Auditors
     Financial Statements of the Separate Account
     Financial Statements of the Company

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OREGON EDUCATION ASSOCIATION CHOICE PERSONAL BENEFIT TRUST ("OEA TRUST") AND THE COMPANY'S AGREEMENT


     Under an agreement between the Company and the Oregon Education Association ("OEA") Choice Personal Benefit Trust ("OEA Trust"), the OEA Trust endorsed exclusively the Company's variable annuity for sale to its members as a variable tax deferred annuity and agreed to provide administrative assistance to the Company to facilitate OEA members' access to the variable annuity. The Company and OEA recently entered into an agreement that continues OEA Trust's exclusive endorsement of the Company's variable annuity and its agreement to provide administrative assistance to the Company. OEA Trust assists the Company by providing administrative services to the Company, such as office space and secretarial/clerical support. In addition, through an OEA Trust employee who is a registered representative of an affiliate of the Company, OEA Trust assists the Company by advertising the Company in OEA's newsletter, facilitating and coordinating meetings and workshops at which registered representatives of the Company's affiliate present the annuity to OEA members, and acting as a liaison between the Company and OEA members. The Company compensates OEA Trust to help it defray the costs incurred in providing the administrative and other support. The Company also reimburses OEA Trust for out-of-pocket travel and meeting expenses of an OEA Trust employee who is also a registered representative of an affiliate of the Company. During 1997, the Company compensated OEA Trust $180,000 as reimbursement for the costs and services described above. During 1998, the Company expects to compensate OEA Trust approximately $200,000 as reimbursement for the costs and services described above. The OEA Trust receives no commissions or other transaction-based compensation from the sale of the Company's endorsed variable annuity.




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                                  APPENDIX I
                        GUARANTEED ACCUMULATION ACCOUNT
================================================================================


     The Guaranteed Accumulation Account ("GAA") is a Credited Interest Option available during the Accumulation Period under the Contracts discussed in this Prospectus. Amounts allocated to GAA are held by the Company as described in the GAA Prospectus. This Appendix is a summary of GAA and is not intended to replace the GAA prospectus. You should read the accompanying GAA prospectus carefully before investing.


     GAA is a Credited Interest Option in which we guarantee stipulated rates of interest for stated periods of time on amounts directed to GAA, as specified in the Contract. The interest rate stipulated is an annual effective yield; that is, it reflects a full year's interest. Interest is credited daily at a rate that will provide the guaranteed annual effective yield for one year. This option guarantees the minimum interest rate specified in the Contract.

     During a specified period of time, amounts may be applied to any or all available Guaranteed Terms within the Short-Term and Long-Term classifications. Short-Term GAA has Guaranteed Terms from one to three years, and Long-Term GAA has Guaranteed Terms from three to ten years.

     Purchase Payments must remain in GAA for the full Guaranteed Term to receive the quoted interest rates. Withdrawals or transfers from a Guaranteed Term before the end of that Guaranteed Term may be subject to a market value adjustment ("MVA"). An MVA reflects the change in the value of the investments due to changes in interest rates since the date of deposit. When interest rates increase after the date of deposit, the value of the investment decreases and the MVA is negative. Conversely, when interest rates decrease after the date of deposit, the value of the investment increases, and the MVA is positive. It is possible that a negative MVA could result in the Participant receiving an amount which is less than the amount paid into GAA.

     As a Guaranteed Term matures, assets accumulating under GAA may be (a) transferred to a new Guaranteed Term, (b) transferred to other available investment options, or (c) withdrawn. Amounts withdrawn may be subject to a deferred sales charge and/or federal tax penalties or mandatory income tax withholding.

     By notifying us at least 30 days prior to the Annuity Date, you may elect a variable annuity and have amounts that have been accumulating under GAA transferred to one or more of the Subaccounts available during the Annuity Period. GAA cannot be used as an investment option during the Annuity Period.

MORTALITY AND EXPENSE RISK CHARGES

     We make no deductions from the credited interest rate for mortality and expense risks; these risks are considered in determining the credited rate.

TRANSFERS

     Amounts applied to a Guaranteed Term during a deposit period may not be transferred to any other funding option or to another Guaranteed Term during that deposit period or for 90 days after the close of that deposit period. Transfers are permitted from Guaranteed Terms of one classification to available Guaranteed Terms of another classification. We will apply an MVA to transfers made before the end of a Guaranteed Term, unless such transfer is due to the maturity of the Guaranteed Term.

CONTRACT LOANS

     Loans may not be made against amounts held in GAA, although such value is included in determining the Account Value against which a loan may be made.

REINVESTMENT PRIVILEGE

     If amounts are withdrawn from GAA and reinvested, they will be applied to the current deposit period. Amounts are proportionately reinvested to the classifications in the same manner as they were allocated before the withdrawal. Any negative MVA amount applied to a withdrawal is not included in the reinvestment.


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                                  APPENDIX II
                                 FIXED ACCOUNT
================================================================================

     The following summarizes material information concerning the Fixed Account. Amounts allocated to the Fixed Account are held in the Company's general account that supports general insurance and annuity obligations. Interests in the Fixed Account have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended. Disclosure in the Prospectus regarding the Fixed Account, may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of such statements. Disclosure in this Appendix regarding the Fixed Account has not been reviewed by the SEC.

     The Fixed Account guarantees the minimum interest rate specified in the Contract. The Company may credit a higher interest rate from time to time. The current rate is subject to change at any time, but will never fall below the guaranteed minimum. The Company's determination of interest rates reflects the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under the Fixed Account, the Company assumes the risk of investment gain or loss by guaranteeing Account Values and promising a minimum interest rate and Annuity Payment. The Fixed Account is available under Installment Purchase Payment contracts only.

     Amounts applied to the Fixed Account will earn the interest rate in effect when actually applied to the Fixed Account.

     The Fixed Account will reflect a compound interest rate credited by us. The interest rate quoted is an annual effective yield. We make no deductions from the credited interest rate for mortality and expense risks; these risks are considered in determining the credited interest rate.

     Under certain emergency conditions, we may defer payment of a Fixed Account withdrawal value (a) for a period of up to six months, or (b) as provided by federal law.

     If a withdrawal is made from the Fixed Account, a deferred sales charge may apply. (See "Charges and Deductions--Deferred Sales Charge.")

TRANSFERS AMONG INVESTMENT OPTIONS

     Transfers from the Fixed Account to any other available investment options(s) are allowed in each calendar year during the Accumulation Period. The amount which may be transferred may vary at our discretion; however, it will never be less than 10% of the amount held under the Fixed Account. Transfers to the Fixed Plus Account (if available under the Contract) will be permitted without regard to this limitation. By notifying us at our Home Office at least 30 days before Annuity payments begin, you may elect to have amounts which have been accumulating under the Fixed Account transferred to one or more of the Subaccounts available during the Annuity Period to provide variable Annuity Payments.

CONTRACT LOANS

     Loans may be made from Account Values held in the Fixed Account.

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                                 APPENDIX III
                               FIXED PLUS ACCOUNT
================================================================================

     The following summarizes material information concerning the Fixed Plus Account. Amounts allocated to the Fixed Plus Account are held in the Company's general account that supports general insurance and annuity obligations. Interests in the Fixed Plus Account have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended. Disclosure in the Prospectus regarding the Fixed Plus Account, may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of such statements. Disclosure in this Appendix regarding the Fixed Plus Account has not been reviewed by the SEC.

     The Fixed Plus Account guarantees the minimum Fixed Plus interest rate specified in the Contract. The Company may credit a higher interest rate from time to time. The current rate is subject to change at any time, but will never fall below the guaranteed minimum. The Company's determination of interest rates reflects the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under the Fixed Plus Account, the Company assumes the risk of investment gain or loss by guaranteeing Account Values and promising a minimum interest rate and Annuity Payment.

     The Fixed Plus Account will reflect a compound interest rate credited by us. The interest rate quoted is an annual effective yield. Amounts applied to the Fixed Plus Account will earn the Fixed Plus interest rate in effect when actually applied to the Fixed Plus Account. We make no deductions from the credited interest rate for mortality and expense risks; these risks are considered in determining the credited rate.

     Beginning on the tenth Account Year, we will credit amounts held in the Fixed Plus Account with an interest rate that is at least 0.25% higher than the then-declared interest rate for the Fixed Plus Accounts for Accounts that have not reached their tenth anniversary.

FIXED PLUS ACCOUNT WITHDRAWALS


     The amount eligible for partial withdrawal is 20% of the amount held in the Fixed Plus Account on the day the Company receives a written request at its Home Office. This 20% amount will be reduced by any Fixed Plus Account withdrawals, transfers, loan or annuitizations made in the prior 12 months. In calculating the 20% limit, we reserve the right to include payments made due to the election of a Systematic Distribution Option.


     The 20% limit is waived if the partial withdrawal is due to annuitization under a fixed lifetime or non-lifetime Annuity option, or a variable lifetime Annuity option, or due to death. The waiver upon death will only be exercised once and must occur within six months after the Participant's date of death. Any such surrender or annuitization must also be made pro rata from all Subaccounts and Credited Interest Options available under the Contract.

     If a full withdrawal is requested, we will pay any amounts held in the Fixed Plus Account, with interest, in five annual payments that will be equal to:


   1. One-fifth of the Fixed Plus Account Value on the day the request is received, reduced by any Fixed Plus Account withdrawals, transfers, annuitizations, or loans made during the prior 12 months;


   2. One-fourth of the remaining Fixed Plus Account Value 12 months later;

   3. One-third of the remaining Fixed Plus Account Value 12 months later;

   4. One-half of the remaining Fixed Plus Account Value 12 months later; and

     The balance of the Fixed Plus Account Value 12 months later.

     Once we receive a request for a full withdrawal, no further withdrawals, loans or transfers will be permitted from the Fixed Plus Account. A full withdrawal from the Fixed Plus Account may be canceled at any time before the end of the five-payment period. We will waive the Fixed Plus Account full withdrawal provision if a full withdrawal is made due to (a) the Participant's death before the Annuity Date; (b) the election of a fixed lifetime or non-lifetime


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Annuity option or a variable lifetime Annuity option; or (c) if the Fixed Plus Account value is $3,500 or less and no withdrawals, transfers, loan or annuitizations have been made from the Account within the prior 12 months.

     For a description of these rules as they relate to contracts issued to the State of Montana and the Board of Trustees--
University of Illinois, see "Fixed Plus Account withdrawals--State of Montana and University of Illinois" below.

FIXED PLUS ACCOUNT WITHDRAWALS--STATE OF MONTANA AND UNIVERSITY OF ILLINOIS

     Under Contracts issued to the State of Montana and the Board of Trustees--University of Illinois, during a calendar year any withdrawal requested from an Account Fixed Plus Account Value may not exceed 20% of the Account's Fixed Plus Account current value as of the date the withdrawal request is received in good order at the Home Office. The withdrawal value will be reduced by any Fixed Plus Account withdrawals, transfers, loans or annuitizations made during the calendar year.

     If a full withdrawal is requested from an Account, we will pay any Fixed Plus Account withdrawal value from the Account with interest, in five annual payments of:

     One-fifth of the Fixed Plus Account withdrawal value minus any Fixed Plus Account withdrawals, transfers, loans or annuitizations made during the calendar year;

     One-fourth of the remaining Fixed Plus Account withdrawal value 12 months later;

     One-third of the remaining Fixed Plus Account withdrawal value 12 months later;

     One-half of the remaining Fixed Plus Account withdrawal value 12 months later; and

     The balance of the Fixed Plus Account withdrawal value as the fifth and final payment 12 months later.

     Once we receive a request for a full withdrawal from an Account, no further withdrawals, transfers or loans will be permitted from the Fixed Plus Account.

     If the withdrawal is due to death or annuitization, or if the Fixed Plus Account value is less than $3,500, the entire Fixed Plus Account value will be paid in one sum.

TRANSFERS AMONG INVESTMENT OPTIONS


     The amount eligible for transfer from the Fixed Plus Account is 20% of the amount held in the Fixed Plus Account on the day we receive a written request at our Home Office. This 20% amount will be reduced by any Fixed Plus Account withdrawals, transfers, loans or annuitizations made during the prior 12 months. In calculating the 20% limit, we reserve the right to include payments made due to the election of any of the Systematic Distribution Options. The 20% limit on transfers will be waived when the value in the Fixed Plus Account is $1,000 or less.


     Under Contracts issued to the State of Montana and the Board of Trustees--University of Illinois, unlimited transfers from the Fixed Plus Account to any other available investment option(s) are allowed. For each calendar year, the amount of such transfers is limited to 20% of the amount held in the Fixed Plus Account minus amounts previously withdrawn or transferred during that year.

     By notifying us at our Home Office at least 30 days before the Annuity Date, you may elect to have amounts which have been accumulating under the Fixed Plus Account transferred to one or more of the Subaccounts available during the Annuity Period to provide lifetime variable Annuity Payments.

SWO

     The Systematic Withdrawal Option may not be elected if you have requested a Fixed Plus Account transfer or withdrawal within the prior 12 month period.

CONTRACT LOANS

     Loans may be made from Account Values held in the Fixed Plus Account. See the loan agreement for a description of the amount available and the consequences upon loan default if more than 20% of the Fixed Plus Account Value is used for a loan.


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                                  APPENDIX IV
                        Condensed Financial Information
================================================================================

   (Selected data for accumulation units outstanding throughout each period)

     The condensed financial information presented below for each of the periods in the ten-year period ended December 31, 1997 (as applicable), is derived from the financial statements of the Separate Account, which have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1997 are included in the Statement of Additional Information.

                                    Table I
         (For Contracts with total Separate Account charges of 1.25%)

                                         1997               1996               1995                  1994
                                 ------------------- ----------------- -------------------- ----------------------
AETNA ASCENT VP
Value at beginning of period            $13.025             $10.673            $10.000(2)
Value at end of period                  $15.422             $13.025            $10.673
Increase (decrease) in value of
 accumulation unit(1)                     18.40%              22.04%              6.73%
Number of accumulation units
 outstanding at end of period         3,543,367           1,314,997            393,053
AETNA BALANCED VP
Value at beginning of period            $15.551             $13.673            $10.868              $11.057
Value at end of period                  $18.811             $15.551            $13.673              $10.868
Increase (decrease) in value of
 accumulation unit(1)                     20.96%              13.73%             25.81%               (1.71)%
Number of accumulation units
 outstanding at end of period        34,194,804          36,147,028         38,152,395           23,139,604
AETNA BOND VP
Value at beginning of period            $12.377             $12.098            $10.360              $10.905
Value at end of period                  $13.238             $12.377            $12.098              $10.360
Increase (decrease) in value of
 accumulation unit(1)                      6.96%               2.30%             16.78%               (5.00)%
Number of accumulation units
 outstanding at end of period        18,047,780          20,036,622         21,379,976           11,713,354
AETNA CROSSROADS VP
Value at beginning of period            $12.450             $10.612            $10.000(2)
Value at end of period                  $14.456             $12.450            $10.612
Increase (decrease) in value of
 accumulation unit(1)                     16.11%              17.32%              6.12%
Number of accumulation units
 outstanding at end of period         2,469,082             918,336            294,673
AETNA GROWTH VP
Value at beginning of period            $11.635
Value at end of period                  $13.173
Increase (decrease) in value of
 accumulation unit(1)                     13.22%(6)
Number of accumulation units
 outstanding at end of period            41,928
AETNA GROWTH AND
 INCOME VP
Value at beginning of period            $17.302             $14.077            $10.778              $11.020
Value at end of period                  $22.194             $17.302            $14.077              $10.778
Increase (decrease) in value of
 accumulation unit(1)                     28.28%              22.91%             30.61%               (2.20)%
Number of accumulation units
 outstanding at end of period       177,627,474         185,328,132        188,964,022          114,733,035

                                        1993             1992              1991              1990             1989
                                 ----------------- ---------------- ----------------- ----------------- ----------------
AETNA ASCENT VP
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
AETNA BALANCED VP
Value at beginning of period            $10.189         $12.736            $10.896           $10.437         $10.000(4)
Value at end of period                  $11.057         $10.189(3)         $12.736           $10.896         $10.437
Increase (decrease) in value of
 accumulation unit(1)                      8.52%           (3)               16.89%             4.40%           4.37%
Number of accumulation units
 outstanding at end of period        11,368,365          11,508         22,898,099        17,078,985       9,535,986
AETNA BOND VP
Value at beginning of period            $10.068         $36.789            $31.192           $28.943         $25.574
Value at end of period                  $10.905         $10.068(5)         $36.789           $31.192         $28.943
Increase (decrease) in value of
 accumulation unit(1)                      8.31%           (5)               17.94%             7.77%          13.17%
Number of accumulation units
 outstanding at end of period         4,084,142           3,870          7,844,412         6,984,793       6,202,834
AETNA CROSSROADS VP
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
AETNA GROWTH VP
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
AETNA GROWTH AND
 INCOME VP
Value at beginning of period            $10.454         $97.165            $77.845           $76.311         $59.871
Value at end of period                  $11.020         $10.454(7)         $97.165           $77.845         $76.311
Increase (decrease) in value of
 accumulation unit(1)                      5.41%           (7)               24.82%             2.01%          27.46%
Number of accumulation units
 outstanding at end of period        44,166,470          21,250         20,948,226        18,362,906      17,142,820

                                       1988
                                 ---------------
AETNA ASCENT VP
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
AETNA BALANCED VP
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
AETNA BOND VP
Value at beginning of period           $24.061
Value at end of period                 $25.574
Increase (decrease) in value of
 accumulation unit(1)                     6.29%
Number of accumulation units
 outstanding at end of period        5,955,293
AETNA CROSSROADS VP
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
AETNA GROWTH VP
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
AETNA GROWTH AND
 INCOME VP
Value at beginning of period           $52.885
Value at end of period                 $59.871
Increase (decrease) in value of
 accumulation unit(1)                    13.21%
Number of accumulation units
 outstanding at end of period       16,455,396



--------------------------------------------------------------------------------

================================================================================

                                          1997                1996                1995               1994
                                 --------------------- ------------------ -------------------- ----------------
AETNA INDEX PLUS LARGE
 CAP VP
Value at beginning of period             $10.924             $10.000(8)
Value at end of period                   $14.444             $10.924
Increase (decrease) in value of
 accumulation unit(1)                      32.23%               9.24%
Number of accumulation units
 outstanding at end of period          4,796,644             879,588
AETNA LEGACY VP
Value at beginning of period             $11.930             $10.580             $10.000(2)
Value at end of period                   $13.491             $11.930             $10.580
Increase (decrease) in value of
 accumulation unit(1)                      13.08%              12.76%               5.80%
Number of accumulation units
 outstanding at end of period          1,624,842             513,590             143,637
AETNA MONEY MARKET VP
Value at beginning of period             $11.473             $11.026             $10.528           $10.241
Value at end of period                   $11.951             $11.473             $11.026           $10.528
Increase (decrease) in value of
 accumulation unit(1)                       4.16%               4.05%               4.73%             2.80%
Number of accumulation units
 outstanding at end of period         12,191,085          13,898,826          12,999,680         7,673,528
AETNA SMALL COMPANY VP
Value at beginning of period             $12.299
Value at end of period                   $13.654
Increase (decrease) in value of
 accumulation unit(1)                      11.02%(10)
Number of accumulation units
 outstanding at end of period            253,548
AETNA VALUE
 OPPORTUNITY VP
Value at beginning of period             $12.913
Value at end of period                   $13.261
Increase (decrease) in value of
 accumulation unit(1)                       2.69%(11)
Number of accumulation units
 outstanding at end of period            100,928
CALVERT SOCIAL
 BALANCED PORTFOLIO
Value at beginning of period             $15.044             $13.527             $10.554           $11.036
Value at end of period                   $17.840             $15.044             $13.527           $10.554
Increase (decrease) in value of
 accumulation unit(1)                      18.59%              11.22%              28.17%            (4.37)%
Number of accumulation units
 outstanding at end of period          1,499,989           1,313,324             966,098           521,141
FIDELITY VIP EQUITY-
 INCOME PORTFOLIO
Value at beginning of period             $12.518             $11.092             $10.000(2)
Value at end of period                   $15.837             $12.518             $11.092
Increase (decrease) in value of
 accumulation unit(1)                      26.52%              12.86%              10.92%
Number of accumulation units
 outstanding at end of period          7,111,490           5,007,706           1,660,304
FIDELITY VIP GROWTH
 PORTFOLIO
Value at beginning of period             $11.402             $10.066             $10.000(2)
Value at end of period                   $13.904             $11.402             $10.066
Increase (decrease) in value of
 accumulation unit(1)                      21.95%              13.27%               0.66%
Number of accumulation units
 outstanding at end of period          6,586,698           5,171,098           1,833,794

                                       1993              1992             1991            1990           1989           1988
                                 ---------------- ------------------ -------------- --------------- -------------- --------------
AETNA INDEX PLUS LARGE
 CAP VP
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
AETNA LEGACY VP
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
AETNA MONEY MARKET VP
Value at beginning of period           $10.048          $33.812           $32.138         $30.012        $27.783        $26.171
Value at end of period                 $10.241          $10.048(9)        $33.812         $32.138        $30.012        $27.783
Increase (decrease) in value of
 accumulation unit(1)                     1.92%            (9)               5.21%           7.08%          8.02%          6.16%
Number of accumulation units
 outstanding at end of period        2,766,044              825         8,430,082      10,220,110      8,286,033      8,154,644
AETNA SMALL COMPANY VP
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
AETNA VALUE
 OPPORTUNITY VP
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
CALVERT SOCIAL
 BALANCED PORTFOLIO
Value at beginning of period           $10.278          $10.000(12)
Value at end of period                 $11.036          $10.278
Increase (decrease) in value of
 accumulation unit(1)                     7.37%            2.78%
Number of accumulation units
 outstanding at end of period          144,168            2,556
FIDELITY VIP EQUITY-
 INCOME PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
FIDELITY VIP GROWTH
 PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period



--------------------------------------------------------------------------------

================================================================================

                                        1997             1996               1995
                                 ----------------- ---------------- --------------------
FIDELITY VIP OVERSEAS
 PORTFOLIO
Value at beginning of period            $11.137           $9.961           $10.000 (2)
Value at end of period                  $12.269          $11.137            $9.961
Increase (decrease) in value of
 accumulation unit(1)                     10.17%           11.80%            (0.39)%
Number of accumulation units
 outstanding at end of period           718,565          487,709           196,090
FIDELITY VIP II
 CONTRAFUND PORTFOLIO
Value at beginning of period            $12.455          $10.397           $10.000 (2)
Value at end of period                  $15.270          $12.455           $10.397
Increase (decrease) in value of
 accumulation unit(1)                     22.60%           19.79%             3.97%
Number of accumulation units
 outstanding at end of period        11,399,666        6,812,870         2,116,732
JANUS ASPEN AGGRESSIVE
 GROWTH PORTFOLIO
Value at beginning of period            $14.202          $13.322           $10.581
Value at end of period                  $15.801          $14.202           $13.322
Increase (decrease) in value of
 accumulation unit(1)                     11.26%            6.60%            25.91%
Number of accumulation units
 outstanding at end of period         9,271,525        8,835,470         4,887,060
JANUS ASPEN BALANCED
 PORTFOLIO
Value at beginning of period            $12.449          $10.850           $10.000 (2)
Value at end of period                  $15.012          $12.449           $10.850
Increase (decrease) in value of
 accumulation unit(1)                     20.58%           14.73%             8.50%
Number of accumulation units
 outstanding at end of period         1,911,789          996,510            93,304
JANUS ASPEN FLEXIBLE
 INCOME PORTFOLIO
Value at beginning of period            $13.022          $12.077            $9.873
Value at end of period                  $14.373          $13.022           $12.077
Increase (decrease) in value of
 accumulation unit(1)                     10.37%            7.83%            22.33%
Number of accumulation units
 outstanding at end of period           934,053          619,287           315,361
JANUS ASPEN GROWTH
 PORTFOLIO
Value at beginning of period            $12.716          $10.870           $10.000(2)
Value at end of period                  $15.414          $12.716           $10.870
Increase (decrease) in value of
 accumulation unit(1)                     21.22%           16.98%             8.70%
Number of accumulation units
 outstanding at end of period         3,100,436        2,018,527           259,196
JANUS ASPEN WORLDWIDE
 GROWTH PORTFOLIO
Value at beginning of period            $13.860          $10.877           $10.000(2)
Value at end of period                  $16.720          $13.860           $10.877
Increase (decrease) in value of
 accumulation unit(1)                     20.64%           27.43%             8.77%
Number of accumulation units
 outstanding at end of period        17,194,687        8,715,825         1,036,040

                                        1994         1993   1992   1991   1990   1989   1988
                                 ------------------ ------ ------ ------ ------ ------ -----
FIDELITY VIP OVERSEAS
 PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
FIDELITY VIP II
 CONTRAFUND PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
JANUS ASPEN AGGRESSIVE
 GROWTH PORTFOLIO
Value at beginning of period           $10.000(13)
Value at end of period                 $10.581
Increase (decrease) in value of
 accumulation unit(1)                     5.81%
Number of accumulation units
 outstanding at end of period          753,862
JANUS ASPEN BALANCED
 PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
JANUS ASPEN FLEXIBLE
 INCOME PORTFOLIO
Value at beginning of period           $10.000(13)
Value at end of period                  $9.873
Increase (decrease) in value of
 accumulation unit(1)                    (1.27)%
Number of accumulation units
 outstanding at end of period           28,543
JANUS ASPEN GROWTH
 PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
JANUS ASPEN WORLDWIDE
 GROWTH PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period



--------------------------------------------------------------------------------

================================================================================

                                            1997                1996         1995
                                 -------------------------- ------------ ------------
LEXINGTON NATURAL
 RESOURCES TRUST
Value at beginning of period               $14.686             $11.720      $10.154
Value at end of period                     $15.541             $14.686      $11.720
Increase (decrease) in value of
 accumulation unit(1)                         5.82%              25.31%       15.42%
Number of accumulation units
 outstanding at end of period            1,786,409             966,482      711,892
PORTFOLIO PARTNERS MFS
 EMERGING EQUITIES
 PORTFOLIO
Value at beginning of period               $15.114
Value at end of period                     $14.927
Increase (decrease) in value of
 accumulation unit(1)                        (1.24)%(14)
Number of accumulation units
 outstanding at end of period           16,549,322
PORTFOLIO PARTNERS MFS
 RESEARCH PORTFOLIO
Value at beginning of period               $14.067
Value at end of period                     $13.795
Increase (decrease) in value of
 accumulation unit(1)                        (1.93)%(14)
Number of accumulation units
 outstanding at end of period           11,539,850
PORTFOLIO PARTNERS MFS
 VALUE EQUITY PORTFOLIO
Value at beginning of period               $19.016
Value at end of period                     $19.291
Increase (decrease) in value of
 accumulation unit(1)                         1.45%  (14)
Number of accumulation units
 outstanding at end of period            2,879,845
PORTFOLIO PARTNERS
 SCUDDER INTERNATIONAL
 GROWTH PORTFOLIO
Value at beginning of period               $16.776
Value at end of period                     $16.986
Increase (decrease) in value of
 accumulation unit(1)                         1.25%  (14)
Number of accumulation units
 outstanding at end of period            6,242,299
PORTFOLIO PARTNERS
 T. ROWE PRICE GROWTH
 EQUITY PORTFOLIO
Value at beginning of period               $14.112
Value at end of period                     $14.400
Increase (decrease) in value of
 accumulation unit(1)                         2.04%  (14)
Number of accumulation units
 outstanding at end of period            8,296,964

                                      1994           1993            1992         1991   1990   1989   1988
                                 -------------- ------------- ------------------ ------ ------ ------ -----
LEXINGTON NATURAL
 RESOURCES TRUST
Value at beginning of period        $10.877          $9.832         $10.000(12)
Value at end of period              $10.154         $10.877          $9.832
Increase (decrease) in value of
 accumulation unit(1)                 (6.65)%         10.63%          (1.68)%
Number of accumulation units
 outstanding at end of period       703,676         135,614             561
PORTFOLIO PARTNERS MFS
 EMERGING EQUITIES
 PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
PORTFOLIO PARTNERS MFS
 RESEARCH PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
PORTFOLIO PARTNERS MFS
 VALUE EQUITY PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
PORTFOLIO PARTNERS
 SCUDDER INTERNATIONAL
 GROWTH PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period
PORTFOLIO PARTNERS
 T. ROWE PRICE GROWTH
 EQUITY PORTFOLIO
Value at beginning of period
Value at end of period
Increase (decrease) in value of
 accumulation unit(1)
Number of accumulation units
 outstanding at end of period

(1) The above figures are calculated by subtracting the beginning Accumulation Unit value from the ending Accumulation Unit value and dividing the result by the beginning Accumulation Unit value. These figures do not reflect the deferred sales charges or the fixed dollar annual maintenance fee, if any. Inclusion of these charges would reduce the investment results shown.

(2) Reflects less than a full year of performance activity. The initial Accumulation Unit value was established at $10.000 during August 1995, when the Fund became available under the Contract.

(3) The Accumulation Unit value was converted to $10.000 on August 21, 1992 upon the commencement of a new administrative system. Immediately prior to that date, the Accumulation Unit value of the Fund was $13.118. On the date of conversion, additional units were issued so that account values were not changed as a result of the conversion. The percentage change in the Accumulation Unit value from the beginning of the year to the date of conversion was 2.99%; the percentage change in the Accumulation Unit value from the date of conversion to the end of the year was 1.89%.



--------------------------------------------------------------------------------

(4) Reflects less than a full year of performance activity. The initial Accumulation Unit value was established at $10.000 on June 23, 1989, the date on which the Fund commenced operations.

(5) The Accumulation Unit value was converted to $10.000 on August 21, 1992 upon the commencement of a new administrative system. Immediately prior to that date, the Accumulation Unit value of the Fund was $38.521. On the date of conversion, additional units were issued so that account values were not changed as a result of the conversion. The percentage change in the Accumulation Unit value from the beginning of the year to the date of conversion was 4.70%; the percentage change in the Accumulation Unit value from the date of conversion to the end of the year was 0.68%.

(6) Reflects less than a full year of performance activity. Funds were first received in this option during June 1997.

(7) The Accumulation Unit value was converted to $10.000 on August 21, 1992 upon the commencement of a new administrative system. Immediately prior to that date, the Accumulation Unit value of the Fund was $97.817. On the date of conversion, additional units were issued so that account values were not changed as a result of the conversion. The percentage change in the Accumulation Unit value from the beginning of the year to the date of conversion was 0.67%; the percentage change in the Accumulation Unit value from the date of conversion to the end of the year was 4.54%.

(8) Reflects less than a full year of performance activity. The initial Accumulation Unit value was established at $10.000 during August 1996, when the Portfolio became available under the Contract.

(9) The Accumulation Unit value was converted to $10.000 on August 21, 1992 upon the commencement of a new administrative system. Immediately prior to that date, the Accumulation Unit value of the Fund was $34.397. On the date of conversion, additional units were issued so that account values were not changed as a result of the conversion. The percentage change in the Accumulation Unit value from the beginning of the year to the date of conversion was 1.73%; the percentage change in the Accumulation Unit value from the date of conversion to the end of the year was 0.48%.

(10) Reflects less than a full year of performance activity. Funds were first received in this option during July 1997.

(11) Reflects less than a full year of performance activity. Funds were first received in this option during August 1997.

(12) Reflects less than a full year of performance activity. The initial Accumulation Unit value was established at $10.000 on August 21, 1992, the date on which the Fund/Portfolio became available under the Contract.

(13) Reflects less than a full year of performance activity. The initial Accumulation Unit value was established at $10.000 during October 1994, when the funds were first received in this option.

(14) Reflects less than a full year of performance activity. Funds were first received in this option during November 1997.

The condensed financial information presented below for the period ended December 31, 1997 is derived from the financial statements of the Separate Account, which have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1997, are included in the Statement of Additional Information.

                                   Table II
    (For Contracts with total Separate Account charges of 1.50%, including a 0.25% administrative expense charge beginning April 7, 1997)

                                           1997
                                   -------------------
AETNA ASCENT VP
Value at beginning of period             $13.020
Value at end of period                   $15.394
Increase (decrease) in value of
 accumulation unit(1)                      18.24%(2)
Number of accumulation units
 outstanding at end of period             29,840
AETNA BALANCED VP
Value at beginning of period             $15.674
Value at end of period                   $18.776
Increase (decrease) in value of
 accumulation unit(1)                      19.79%(2)
Number of accumulation units
 outstanding at end of period            478,177
AETNA BOND VP
Value at beginning of period             $12.302
Value at end of period                   $13.213
Increase (decrease) in value of
 accumulation unit(1)                       7.41%(2)
Number of accumulation units
 outstanding at end of period            215,650



--------------------------------------------------------------------------------

================================================================================

                                           1997
                                   --------------------
AETNA CROSSROADS VP
Value at beginning of period              $12.449
Value at end of period                    $14.430
Increase (decrease) in value of
 accumulation unit(1)                       15.91%(2)
Number of accumulation units
 outstanding at end of period              26,483
AETNA GROWTH VP(10)
Value at beginning of period              $12.739
Value at end of period                    $13.149
Increase (decrease) in value of
 accumulation unit(1)                        3.22%(3)
Number of accumulation units
 outstanding at end of period               3,326
AETNA GROWTH AND
 INCOME VP
Value at beginning of period              $17.861
Value at end of period                    $22.153
Increase (decrease) in value of
 accumulation unit(1)                       24.03%(2)
Number of accumulation units
 outstanding at end of period           1,699,982
AETNA INDEX PLUS LARGE
 CAP VP
Value at beginning of period              $11.345
Value at end of period                    $14.418
Increase (decrease) in value of
 accumulation unit(1)                       27.09%(2)
Number of accumulation units
 outstanding at end of period              27,945
AETNA LEGACY VP
Value at beginning of period              $11.873
Value at end of period                    $13.467
Increase (decrease) in value of
 accumulation unit(1)                       13.42%(2)
Number of accumulation units
 outstanding at end of period              14,817
AETNA MONEY MARKET VP
Value at beginning of period              $11.592
Value at end of period                    $11.929
Increase (decrease) in value of
 accumulation unit(1)                        2.91%(2)
Number of accumulation units
 outstanding at end of period             176,703
AETNA SMALL COMPANY VP
Value at beginning of period              $13.629
Value at end of period                    $13.629
Increase (decrease) in value of
 accumulation unit(1)                        0.00%(3)
Number of accumulation units
 outstanding at end of period                  82
AETNA VALUE
 OPPORTUNITY VP
Value at beginning of period              $13.237
Value at end of period                    $13.237
Increase (decrease) in value of
 accumulation unit(1)                        0.00%(3)
Number of accumulation units
 outstanding at end of period                  84


 -------------------------------------------------------------------------------

================================================================================


                                           1997
                                   -------------------
CALVERT SOCIAL
 BALANCED PORTFOLIO
Value at beginning of period             $14.934
Value at end of period                   $17.808
Increase (decrease) in value of
 accumulation unit(1)                      19.24%(2)
Number of accumulation units
 outstanding at end of period             20,521
FIDELITY VIP EQUITY-
 INCOME PORTFOLIO
Value at beginning of period             $12.711
Value at end of period                   $15.808
Increase (decrease) in value of
 accumulation unit(1)                      24.37%(2)
Number of accumulation units
 outstanding at end of period            117,588
FIDELITY VIP GROWTH
 PORTFOLIO
Value at beginning of period             $11.373
Value at end of period                   $13.879
Increase (decrease) in value of
 accumulation unit(1)                      22.03%(2)
Number of accumulation units
 outstanding at end of period            104,982
FIDELITY VIP OVERSEAS
 PORTFOLIO
Value at beginning of period             $11.253
Value at end of period                   $12.247
Increase (decrease) in value of
 accumulation unit(1)                       8.83%(2)
Number of accumulation units
 outstanding at end of period              8,098
FIDELITY VIP II CONTRAFUND
 PORTFOLIO
Value at beginning of period             $12.388
Value at end of period                   $15.242
Increase (decrease) in value of
 accumulation unit(1)                      23.04%(2)
Number of accumulation units
 outstanding at end of period            146,381
JANUS ASPEN AGGRESSIVE
 GROWTH PORTFOLIO
Value at beginning of period             $12.594
Value at end of period                   $15.773
Increase (decrease) in value of
 accumulation unit(1)                      25.24%(2)
Number of accumulation units
 outstanding at end of period             85,304
JANUS ASPEN BALANCED
 PORTFOLIO
Value at beginning of period             $12.760
Value at end of period                   $14.984
Increase (decrease) in value of
 accumulation unit(1)                      17.43%(2)
Number of accumulation units
 outstanding at end of period             19,967



--------------------------------------------------------------------------------

================================================================================


                                          1997
                                   -------------------
JANUS ASPEN FLEXIBLE
 INCOME PORTFOLIO
Value at beginning of period             $13.025
Value at end of period                   $14.347
Increase (decrease) in value of
 accumulation unit(1)                      10.15%(2)
Number of accumulation units
 outstanding at end of period              8,189
JANUS ASPEN GROWTH
 PORTFOLIO
Value at beginning of period             $12.975
Value at end of period                   $15.386
Increase (decrease) in value of
 accumulation unit(1)                      18.58%(2)
Number of accumulation units
 outstanding at end of period             53,182
JANUS ASPEN WORLDWIDE
 GROWTH PORTFOLIO
Value at beginning of period             $14.439
Value at end of period                   $16.689
Increase (decrease) in value of
 accumulation unit(1)                      15.59%(2)
Number of accumulation units
 outstanding at end of period            168,191
LEXINGTON NATURAL
 RESOURCES TRUST
Value at beginning of period             $13.756
Value at end of period                   $15.512
Increase (decrease) in value of
 accumulation unit(1)                      12.77%(2)
Number of accumulation units
 outstanding at end of period             26,426
PORTFOLIO PARTNERS MFS
 EMERGING EQUITIES
 PORTFOLIO
Value at beginning of period             $15.090
Value at end of period                   $14.899
Increase (decrease) in value of
 accumulation unit(1)                      (1.26)%(4)
Number of accumulation units
 outstanding at end of period            131,565
PORTFOLIO PARTNERS MFS
 RESEARCH PORTFOLIO
Value at beginning of period             $14.044
Value at end of period                   $13.770
Increase (decrease) in value of
 accumulation unit(1)                      (1.95)%(4)
Number of accumulation units
 outstanding at end of period            149,523
PORTFOLIO PARTNERS MFS
 VALUE EQUITY
 PORTFOLIO
Value at beginning of period             $18.985
Value at end of period                   $19.256
Increase (decrease) in value of
 accumulation unit(1)                       1.42%(4)
Number of accumulation units
 outstanding at end of period             25,830



--------------------------------------------------------------------------------

================================================================================

                                           1997
                                   -------------------
PORTFOLIO PARTNERS
 SCUDDER INTERNATIONAL
 GROWTH PORTFOLIO
Value at beginning of period             $16.749
Value at end of period                   $16.955
Increase (decrease) in value of
 accumulation unit(1)                       1.23%(4)
Number of accumulation units
 outstanding at end of period             48,385
PORTFOLIO PARTNERS
 T. ROWE PRICE GROWTH
 EQUITY PORTFOLIO
Value at beginning of period             $14.090
Value at end of period                   $14.374
Increase (decrease) in value of
 accumulation unit(1)                       2.02%(4)
Number of accumulation units
 outstanding at end of period             79,799

(1) The above figures are calculated by subtracting the beginning Accumulation Unit value from the ending Accumulation Unit value and dividing the result by the beginning Accumulation Unit value. These figures do not reflect the deferred sales charges or the fixed dollar annual maintenance fee, if any. Inclusion of these charges would reduce the investment results shown.

(2) Reflects less than a full year of performance activity. Funds were first received in this option during April 1997.

(3) Reflects less than a full year of performance activity. Funds were first received in this option during December 1997.

(4) Reflects less than a full year of performance activity. Funds were first received in this option during November 1997.

The condensed financial information presented below for the period ended December 31, 1997 is derived from the financial statements of the Separate Account, which have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1997 are included in the Statement of Additional Information.

                                   Table III
                   (For Contracts containing limits on fees)

                                           1997
                                   -------------------
AETNA ASCENT VP
Value at beginning of period             $13.971
Value at end of period                   $15.453
Increase (decrease) in value of
 accumulation unit(1)                      10.61%(2)
Number of accumulation units
 outstanding at end of period             10,257
AETNA BALANCED VP
Value at beginning of period             $16.739
Value at end of period                   $18.837
Increase (decrease) in value of
 accumulation unit(1)                      12.53%(2)
Number of accumulation units
 outstanding at end of period            454,232
AETNA BOND VP
Value at beginning of period             $12.629
Value at end of period                   $13.249
Increase (decrease) in value of
 accumulation unit(1)                       4.91%(2)
Number of accumulation units
 outstanding at end of period            453,723



--------------------------------------------------------------------------------

================================================================================

                                            1997
                                   ---------------------
AETNA CROSSROADS VP
Value at beginning of period              $13.199
Value at end of period                    $14.485
Increase (decrease) in value of
 accumulation unit(1)                        9.74%(2)
Number of accumulation units
 outstanding at end of period              50,297
AETNA GROWTH VP(10)
Value at beginning of period              $12.615
Value at end of period                    $13.173
Increase (decrease) in value of
 accumulation unit(1)                        4.42%(3)
Number of accumulation units
 outstanding at end of period               1,565
AETNA GROWTH AND
 INCOME VP
Value at beginning of period              $19.673
Value at end of period                    $22.226
Increase (decrease) in value of
 accumulation unit(1)                       12.97%(2)
Number of accumulation units
 outstanding at end of period           6,093,102
AETNA INDEX PLUS LARGE
 CAP VP
Value at beginning of period              $12.748
Value at end of period                    $14.452
Increase (decrease) in value of
 accumulation unit(1)                       13.37%(2)
Number of accumulation units
 outstanding at end of period              13,748
AETNA LEGACY VP
Value at beginning of period              $12.496
Value at end of period                    $13.518
Increase (decrease) in value of
 accumulation unit(1)                        8.18%(2)
Number of accumulation units
 outstanding at end of period              16,060
AETNA MONEY MARKET VP
Value at beginning of period              $11.674
Value at end of period                    $11.951
Increase (decrease) in value of
 accumulation unit(1)                        2.37%(2)
Number of accumulation units
 outstanding at end of period             591,901
AETNA SMALL COMPANY VP
Value at beginning of period              $13.092
Value at end of period                    $13.654
Increase (decrease) in value of
 accumulation unit(1)                        4.29%(3)
Number of accumulation units                1,779
 outstanding at end of period
CALVERT SOCIAL
 BALANCED PORTFOLIO
Value at beginning of period              $16.178
Value at end of period                    $17.840
Increase (decrease) in value of
 accumulation unit(1)                       10.27%(2)
Number of accumulation units
 outstanding at end of period               3,576



--------------------------------------------------------------------------------

================================================================================

                                           1997
                                   -------------------
FIDELITY VIP EQUITY-
 INCOME PORTFOLIO
Value at beginning of period             $14.065
Value at end of period                   $15.837
Increase (decrease) in value of
 accumulation unit(1)                      12.60%(2)
Number of accumulation units
 outstanding at end of period             49,884
FIDELITY VIP GROWTH
 PORTFOLIO
Value at beginning of period             $12.498
Value at end of period                   $13.904
Increase (decrease) in value of
 accumulation unit(1)                      11.26%(2)
Number of accumulation units
 outstanding at end of period             31,477
FIDELITY VIP OVERSEAS
 PORTFOLIO
Value at beginning of period             $12.518
Value at end of period                   $12.269
Increase (decrease) in value of
 accumulation unit(1)                      (1.99)%(2)
Number of accumulation units
 outstanding at end of period              1,206
FIDELITY VIP II
 CONTRAFUND
 PORTFOLIO
Value at beginning of period             $13.443
Value at end of period                   $15.270
Increase (decrease) in value of
 accumulation unit(1)                      13.59%(2)
Number of accumulation units
 outstanding at end of period             29,365
JANUS ASPEN AGGRESSIVE
 GROWTH PORTFOLIO
Value at beginning of period             $14.156
Value at end of period                   $15.801
Increase (decrease) in value of
 accumulation unit(1)                      11.62%(2)
Number of accumulation units
 outstanding at end of period             26,177
JANUS ASPEN BALANCED
 PORTFOLIO
Value at beginning of period             $13.573
Value at end of period                   $15.012
Increase (decrease) in value of
 accumulation unit(1)                      10.60%(2)
Number of accumulation units
 outstanding at end of period              8,663
JANUS ASPEN FLEXIBLE
 INCOME PORTFOLIO
Value at beginning of period             $13.448
Value at end of period                   $14.373
Increase (decrease) in value of
 accumulation unit(1)                       6.88%(2)
Number of accumulation units
 outstanding at end of period                323



--------------------------------------------------------------------------------

================================================================================

                                           1997
                                   -------------------
JANUS ASPEN GROWTH
 PORTFOLIO
Value at beginning of period             $13.985
Value at end of period                   $15.414
Increase (decrease) in value of
 accumulation unit(1)                      10.22%(2)
Number of accumulation units
 outstanding at end of period              6,389
JANUS ASPEN WORLDWIDE
 GROWTH PORTFOLIO
Value at beginning of period             $15.828
Value at end of period                   $16.720
Increase (decrease) in value of
 accumulation unit(1)                       5.64%(2)
Number of accumulation units
 outstanding at end of period             63,534
LEXINGTON NATURAL
 RESOURCES TRUST
Value at beginning of period             $15.221
Value at end of period                   $15.541
Increase (decrease) in value of
 accumulation unit(1)                       2.10%(2)
Number of accumulation units
 outstanding at end of period              8,053
PORTFOLIO PARTNERS MFS
 EMERGING EQUITIES
 PORTFOLIO
Value at beginning of period             $15.114
Value at end of period                   $14.927
Increase (decrease) in value of
 accumulation unit(1)                      (1.24)%(4)
Number of accumulation units
 outstanding at end of period             56,819
PORTFOLIO PARTNERS MFS
 RESEARCH PORTFOLIO
Value at beginning of period             $14.067
Value at end of period                   $13.795
Increase (decrease) in value of
 accumulation unit(1)                      (1.93)%(4)
Number of accumulation units
 outstanding at end of period             55,233
PORTFOLIO PARTNERS MFS
 VALUE EQUITY
 PORTFOLIO
Value at beginning of period             $19.016
Value at end of period                   $19.291
Increase (decrease) in value of
 accumulation unit(1)                       1.45%(4)
Number of accumulation units
 outstanding at end of period              7,188
PORTFOLIO PARTNERS
 SCUDDER INTERNATIONAL
 GROWTH PORTFOLIO
Value at beginning of period             $16.776
Value at end of period                   $16.986
Increase (decrease) in value of
 accumulation unit(1)                       1.25%(4)
Number of accumulation units
 outstanding at end of period              6,970



--------------------------------------------------------------------------------

================================================================================

                                           1997
                                   -------------------
PORTFOLIO PARTNERS
 T. ROWE PRICE GROWTH
 EQUITY PORTFOLIO
Value at beginning of period             $14.112
Value at end of period                   $14.400
Increase (decrease) in value of
 accumulation unit(1)                       2.04%(4)
Number of accumulation units
 outstanding at end of period             24,650

(1) The above figures are calculated by subtracting the beginning Accumulation Unit value from the ending Accumulation Unit value and dividing the result by the beginning Accumulation Unit value. These figures do not reflect the deferred sales charges or the fixed dollar annual maintenance fee, if any. Inclusion of these charges would reduce the investment results shown.

(2) Reflects less than a full year of performance activity. Funds were first received in this option during June 1997.

(3) Reflects less than a full year of performance activity. Funds were first received in this option during December 1997.

(4) Reflects less than a full year of performance activity. Funds were first received in this option during November 1997.


--------------------------------------------------------------------------------

                         For Master Applications Only

I hereby acknowledge receipt of an Account C Group Deferred Variable Annuity prospectus dated May 1, 1998 for Section 403(b) Tax-Deferred Annuity Plans, as well as all current prospectuses pertaining to the variable investment options available under the Contracts.


_____ Please send an Account C Statement of Additional Information (Form No. SAI.75964-98) dated May 1, 1998.






--------------------------------------------------------------------------------
                          CONTRACT HOLDER'S SIGNATURE





--------------------------------------------------------------------------------
                                     DATE











PROS.OEA-98


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           VARIABLE ANNUITY ACCOUNT C
                   OF AETNA LIFE INSURANCE AND ANNUITY COMPANY
--------------------------------------------------------------------------------


              Statement of Additional Information dated May 1, 1998


                Group and Individual Variable Annuity Contracts
                   Available under Section 403(b) and 401(a)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Variable Annuity Account C (the "Separate Account") dated May 1, 1998.

A free prospectus is available upon request from the local Aetna Life Insurance and Annuity Company office or by writing to or calling:

                    Aetna Life Insurance and Annuity Company
                                Customer Service
                              151 Farmington Avenue
                           Hartford, Connecticut 06156
                                 1-800-525-4225

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.

                                TABLE OF CONTENTS

                                                                         Page

General Information and History........................................... 1
Variable Annuity Account C................................................ 1
Offering and Purchase of Contracts........................................ 2
Performance Data.......................................................... 2
      General............................................................. 2
      Average Annual Total Return Quotations.............................. 3
Annuity Payments.......................................................... 8
Sales Material and Advertising.............................................9
Independent Auditors...................................................... 9
Financial Statements of the Separate Account.............................. S-1
Financial Statements of Aetna Life Insurance and Annuity Company.......... F-1

                         GENERAL INFORMATION AND HISTORY


Aetna Life Insurance and Annuity Company (the "Company") is a stock life insurance company which was organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company organized in 1954). As of December 31, 1997 the Company (ALIAC) had $40.7 billion invested through its products, including $22.3 billion in its separate accounts (of which the Company, or an affiliate oversees the management of $17.6 billion) and $1.3 billion in its mutual funds offered outside of its separate accounts. The Company is ranked among the top 2% of all U.S. life insurance companies based on assets as of December 31, 1996. The Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc., which is in turn a wholly owned subsidiary of Aetna Retirement Services, Inc., and an indirect wholly owned subsidiary of Aetna Inc. The Company is engaged in the business of issuing life insurance policies and annuity contracts in all states of the United States. The Company's Home Office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.


In addition to serving as the principal underwriter and the depositor for the Separate Account, the Company is also a registered investment adviser under the Investment Advisers Act of 1940, and a registered broker-dealer under the Securities Exchange Act of 1934. The Company provides investment advice to several of the registered management investment companies offered as variable investment options under the Contracts funded by the Separate Account (see "Variable Annuity Account C" below).


Other than the mortality and expense risk charges and administrative expense charge described in the prospectus, all expenses incurred in the operations of the Separate Account are borne by the Company. See "Charges and Deductions" in the prospectus. The Company receives reimbursement for certain administrative costs from some advisers of the Funds used as funding options under the Contract. These fees generally range up to 0.25%.


The assets of the Separate Account are held by the Company. The Separate Account has no custodian. However, the Funds in whose shares the assets of the Separate Account are invested each have custodians, as discussed in their respective prospectuses.

                           VARIABLE ANNUITY ACCOUNT C

Variable Annuity Account C (the "Separate Account") is a separate account established by the Company for the purpose of funding variable annuity contracts issued by the Company. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. Purchase Payments made under the Contract may be allocated to one or more of the Subaccounts. Each Subaccount invests in the shares of only one of the Funds listed below. The Company may make additions to, deletions from or substitution of available investment options as permitted by law and subject to the conditions of the Contract. The availability of the Funds is subject to applicable regulatory authorization. Not all Funds are available in all jurisdictions, under all Contracts, or under all Plans.

The Funds currently available under the Contract are as follows:

Aetna Ascent VP (formerly Aetna Ascent Variable          Fidelity VIP Equity-Income Portfolio
Portfolio)
Aetna Balanced VP, Inc. (formerly Aetna Investment       Fidelity VIP Growth Portfolio
Advisers Fund, Inc.)
Aetna Income Shares d/b/a Aetna Bond VP                  Fidelity VIP Overseas Portfolio
Aetna Crossroads VP (formerly Aetna Crossroads           Fidelity VIP II Contrafund Portfolio
Variable Portfolio)
Aetna Growth VP (formerly Aetna Variable Growth          Janus Aspen Aggressive Growth
Portfolio)                                               Portfolio
Aetna Variable Fund d/b/a
Aetna Growth and Income VP                               Janus Aspen Balanced Portfolio
Aetna High Yield VP                                      Janus Aspen Flexible Income Portfolio
Aetna Index Plus Large Cap VP (formerly Aetna            Janus Aspen Growth Portfolio
Variable Index Plus Portfolio)
Aetna Index Plus Mid Cap VP                              Janus Aspen Worldwide Growth Portfolio
Aetna Index Plus Small Cap VP                            Lexington Natural Resources Trust*
Aetna International VP                                   Oppenheimer Global Securities Fund
Aetna Legacy VP (formerly Aetna Legacy                   Oppenheimer Strategic Bond Fund
Variable Portfolio)
Aetna Variable Encore Fund d/b/a Aetna Money Market VP   Portfolio Partners MFS Emerging Equities Portfolio
Aetna Real Estate Securities VP                          Portfolio Partners MFS Research Growth Portfolio
Aetna Small Company VP (formerly Aetna Variable Small    Portfolio Partners MFS Value Equity Portfolio
Company Portfolio)
Aetna Value Opportunity VP (formerly Aetna Variable      Portfolio Partners Scudder International Growth Portfolio
Capital Appreciation Portfolio)
Calvert Social Balanced Portfolio (formerly Calvert      Portfolio Partners T. Rowe Price Growth Equity Portfolio
Responsibly Invested Balanced Portfolio)

Complete descriptions of each of the Funds, including their investment objectives, policies, risks and fees and expenses, are contained in the prospectuses and statements of additional information for each of the Funds.

* This Fund is only available for investment by Participants who established an Account under the Contract before May 1, 1998. As soon as all such Participants have redirected their allocations to other investment options, the Fund will be closed to all new investment (except reinvested dividends and capital gains earned on amounts already invested in the Fund through the Separate Account and loan repayments automatically deposited into the Fund pursuant to the Company's loan repayment procedures).


                       OFFERING AND PURCHASE OF CONTRACTS

The Company is both the depositor and the principal underwriter for the securities sold by the prospectus. The Company offers the Contracts through life insurance agents licensed to sell variable annuities who are registered representatives of the Company or of other registered broker-dealers who have sales agreements with the Company. The offering of the Contracts is continuous. A description of the manner in which Contracts are purchased may be found in the prospectus under the sections titled "Purchase" and "Contract Valuation."


                                PERFORMANCE DATA

GENERAL

From time to time, the Company may advertise different types of historical performance for the Subaccounts of the Separate Account available under the Contracts issued by the Company in connection with Plans described in the prospectus. The Company may advertise the "standardized average annual total returns," calculated in a manner prescribed by the Securities and Exchange Commission (the "standardized return"), as well as "non-standardized returns," both of which are described below.


The standardized and non-standardized total return figures are computed according to a formula in which a hypothetical initial Purchase Payment of $1,000 is applied to the various Subaccounts under the Contract, and then related to the ending redeemable values over one, five and ten year periods (or fractional periods thereof). The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result which is then expressed as a percentage, carried to at least the nearest hundredth of a percent. The standardized figures use the actual returns of the Fund since the date contributions were first received in the Fund under the Separate Account and then adjust them to reflect the deduction of all recurring charges under the Contracts during each period (e.g., mortality and expense risk charges, maintenance fees, administrative expense charges if applicable during the period shown and deferred sales charges). These charges will be deducted on a pro rata basis in the case of fractional periods. The maintenance fee is converted to a percentage of assets based on the average account size under the Contracts described in the prospectus. The total return figures shown below may be different from the actual historical total return under your Contract because for periods prior to 1994, the Subaccount's investment performance reflected the investment performance of the underlying Fund plus any cash held by the Subaccount.


The non-standardized figures will be calculated in a similar manner, except that they will not reflect the deduction of any applicable deferred sales charge (which would decrease the level of performance shown if reflected in these calculations). The non-standardized figures may also include monthly, quarterly, year-to-date and three year periods, and may include returns calculated from the Fund's inception date and/or the date the Fund was added to the Separate Account.

Investment results of the Subaccounts will fluctuate over time, and any presentation of the Subaccounts' total return quotations for any prior period should not be considered as a representation of how the Subaccounts will perform in any future period. Additionally, the Account Value upon redemption may be more or less than your original cost.

AVERAGE ANNUAL TOTAL RETURN QUOTATIONS - Standardized and Non-Standardized


Table A shown below reflects the average annual standardized and non-standardized total return quotation figures for the periods ended December 31, 1997 for the Subaccounts available under Single Payment Accounts issued by the Company as of December 31, 1997 (not all such Funds are currently available, as indicated). No maintenance fee applies to these single premium Accounts. Table B reflects the average annual standardized and non-standardized total return quotation figures for the periods ended December 31, 1997 for the Subaccounts available under Installment Payment Accounts with a $20 annual maintenance fee as of December 31, 1997 (not all such Funds are currently available, as indicated). The Company may also advertise total return quotations for Installment Payment Accounts with a $15 and a $7.50 annual maintenance fee. The returns shown below reflect the 0.25% administrative expense charge applicable to some Contracts. The Company may also advertise returns that do not reflect such charges. In both sets of tables shown below, for those Subaccounts where results are not available for the full calendar period indicated, the percentage shown is an average annual return since the date the Fund first received contributions through the Separate Account (in the case of standardized performance) or since inception of the Fund (in the case of non-standardized performance). Percentages reflecting partial periods are denoted with an asterisk.

For the Subaccounts funded by the Portfolio Partners portfolios, two sets of performance returns are shown for each Subaccount; one showing performance based solely on the performance of the Portfolio Partners portfolio from November 28, 1997, the date the Portfolio commenced operations; and one quotation based on (a) performance through November 26, 1997 of the fund it replaced under many Company contracts and; (b) after November 26, 1997, based on the performance of the Portfolio Partners portfolio.

For those Subaccounts where results are not available for the full calendar period indicated, performance for such partial periods is shown in the column labeled "Since Inception." For standardized performance, the "Since Inception" column shows the average annual return since the date contributions were first received in the Fund under the Separate Account. For non-standardized performance, the "Since Inception" column shows average annual total return since the Fund's inception date.

                                     TABLE A
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Date
                                                                                                               Contributions
                       Single Payment Account                                                                      First
                        ($0 Maintenance Fee)                                  STANDARDIZED                        Received
                                                                                                                 Under the
                                                                                                                  Separate
                                                                                                                  Account
----------------------------------------------------------------------------------------------------------------------------
                             SUBACCOUNT                       1 Year      5 Years      10 Years    Inception*
----------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP                                               12.20%                                 16.80%       07/31/95
----------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                       14.63%       11.82%                    10.72%       04/03/89
----------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP(1)                                               1.35%        4.49%        7.60%
----------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP                                           10.03%                                 14.36%       07/04/95
----------------------------------------------------------------------------------------------------------------------------
Aetna Growth VP                                                                                      12.88%       05/30/97
----------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income(1)                                    21.56%       15.01%       14.90%
----------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP                                 25.30%                                 26.06%       10/31/96
----------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP                                                7.16%                                 10.58%       07/31/95
----------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP(1)(2)                                   (1.29%)       2.42%        4.38%
----------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP                                                                               14.46%       05/30/97
----------------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP                                                                           14.60%       05/30/97
----------------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio                             12.38%       10.31%                    10.11%       05/31/89
----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio                          19.89%                                 19.13%       05/31/94
----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                                 15.56%                                 18.05%       05/31/94
----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio                                4.40%                                  5.66%       05/31/94
----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio                          16.18%                                 21.03%       05/31/95
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio                        5.44%                                 16.80%       06/30/94
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                                14.27%                                 15.93%       06/30/95
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio                          4.59%                                 10.12%       10/31/94
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                  14.87%                                 18.21%       06/30/95
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio                        14.32%                                 24.40%       05/31/95
----------------------------------------------------------------------------------------------------------------------------
Lexington Natural Resources Trust                              0.28%        8.23%                     7.39%       10/14/91
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Emerging Equities Portfolio                                                  (6.20%)       11/28/97
----------------------------------------------------------------------------------------------------------------------------
Alger American Small Cap/Portfolio Partners MFS
Emerging Equities(3)                                           2.22%                                  8.82%       09/30/93
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Research Growth Portfolio                                                    (6.86%)       11/28/97
----------------------------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation/
Portfolio Partners MFS Research Growth(3)                     (9.18%)       3.40%                     5.00%       08/31/92
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Value Equity Portfolio                                                       (3.65%)       11/28/97
----------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT Growth/Portfolio Partners MFS
Value Equity(3)                                               18.24%       10.42%                    9.85%        05/31/89
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Portfolio Partners Scudder International Growth Portfolio                                           (3.83%)       11/28/97
----------------------------------------------------------------------------------------------------------------------------
Scudder International Portfolio Class A/
Portfolio Partners Scudder International Growth(3)             2.00%       11.10%                    7.52%        07/31/89
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Portfolio Partners T. Rowe Price Growth Equity Portfolio                                            (3.08%)       11/28/97
----------------------------------------------------------------------------------------------------------------------------
Alger American Growth/Portfolio Partners T. Rowe Price
Growth Equity(3)                                              20.02%                                19.74%        10/31/94
----------------------------------------------------------------------------------------------------------------------------

Please refer to the discussion preceding Table A for an explanation of the charges included and methodology used in the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

* Reflects performance from the date contributions were first received in the Fund under the Separate Account.

(1) These Funds have been available through the Separate Account for more than ten years.

(2) The current yield for the Subaccount for the 7-day period ended December 31, 1997 (on an annualized basis) was 3.98%. The current yield reflects the deduction of all charges under the Contract that are deducted from the total return quotations shown above except the maximum 5% deferred sales charge.

(3) The Fund first listed was replaced with the applicable Portfolio Partners Portfolio after the close of business on November 26, 1997. The performance shown is based on the performance of the replaced Fund until November 26, 1997, and the performance of the applicable Portfolio Partners Portfolio after that date. The replaced Fund may not have been available under all Contracts. The "Date Contributions First Received Under Separate Account" refers to the applicable date for the replaced Fund.

------------------------------------------------------------------------------------------------------------------------------
                       Single Payment Account                                 NON-STANDARDIZED                        Fund
                        ($0 Maintenance Fee)                                                                       Inception
                                                                                                                      Date
------------------------------------------------------------------------------------------------------------------------------
                             SUBACCOUNT                      1 Year    3 Years    5 Years   10 Years   Inception**
------------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP                                              18.11%                                      20.03%     07/05/95
------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                      20.66%     19.72%    12.74%                 10.85%     04/03/89
------------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP(1)                                              6.69%      8.24%     5.34%      7.60%
------------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP                                          15.82%                                      16.73%     07/05/95
------------------------------------------------------------------------------------------------------------------------------
Aetna Growth VP                                              31.03%                                      30.99%     12/13/96
------------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP(1)                                27.96%     26.91%    15.95%     14.90%
------------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP                                31.90%                                      32.59%     09/16/96
------------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP                                              12.80%                                      13.25%     07/05/95
------------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP(1)(2)                                   3.91%      4.06%     3.26%      4.38%
------------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP                                       32.49%                                      33.43%     12/27/96
------------------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP                                   37.29%                                      37.81%     12/13/96
------------------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio(1)                         18.29%     18.83%    11.22%     10.75%
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio(1)                      26.20%     23.66%    18.38%     15.00%
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio(1)                             21.64%     22.38%    16.25%     15.45%
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio(1)                            9.89%      9.81%    12.43%      8.00%
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio                         22.29%                                      26.30%     01/03/95
------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio                      10.99%     14.02%                           17.45%     09/13/93
------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                               20.28%     19.17%                           14.57%     09/13/93
------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio                        10.10%     13.06%                            8.40%     09/13/93
------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                 20.92%     21.86%                           15.93%     09/13/93
------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio                       20.34%     24.28%                           21.09%     09/13/93
------------------------------------------------------------------------------------------------------------------------------
Lexington Natural Resources Trust                             5.55%     14.95%     9.12%                  7.92%     10/14/91
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund                           20.60%     12.12%    17.04%                 10.59%     11/12/90
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund                               7.09%     10.33%                            6.03%     05/03/93
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Emerging Equities Portfolio                                                       (1.27%)    11/28/97
------------------------------------------------------------------------------------------------------------------------------
Alger American Small Cap/Portfolio Partners MFS
Emerging Equities(3)                                          7.60%     16.23%    10.54%                 17.22%     09/21/88
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Research Growth Portfolio                                                         (1.96%)    11/28/97
------------------------------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation/
Portfolio Partners MFS Research Growth(3)                    (4.40%)     5.18%     4.25%      7.11%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Value Equity Portfolio                                                             1.28%     11/28/97
------------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT Growth/Portfolio Partners
MFS Value Equity(3)                                          24.46%     20.20%    11.33%     12.95%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners Scudder International Growth Portfolio                                                 1.44%     11/28/97
------------------------------------------------------------------------------------------------------------------------------
Scudder International Portfolio Class A/
Portfolio Partners Scudder International Growth(3)            7.37%      9.94%    12.01%     10.13%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners T. Rowe Price Growth Equity Portfolio                                                  1.89%     11/28/97
------------------------------------------------------------------------------------------------------------------------------
Alger American Growth/Portfolio Partners T. Rowe Price
Growth Equity(3)                                             26.34%     23.76%    17.98%                 17.93%     01/09/89
------------------------------------------------------------------------------------------------------------------------------

Please refer to the discussion preceding Table A for an explanation of the charges included and methodology used in the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

**  Reflects performance from the Fund's inception date.

(1) These Funds have been in operation for more than ten years.

(2) The current yield for the Subaccount for the 7-day period ended December 31, 1997 (on an annualized basis) was 3.98%. The current yield reflects the deduction of all charges under the Contract that are deducted from the total return quotations shown. As in the table above, the maximum 5% deferred sales charge is not reflected.

(3) The Fund first listed was replaced with the applicable Portfolio Partners Portfolio after the close of business on November 26, 1997. The performance shown is based on the performance of the replaced Fund until November 26, 1997, and the performance of the applicable Portfolio Partners Portfolio after that date. The replaced Fund may not have been available under all Contracts. The "Fund Inception Date" refers to the applicable date for the replaced Fund. If no date is shown, the replaced Fund has been in operation for more than ten years.

                                     TABLE B
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Date
                                                                                                              Contributions
                    Installment Payment Account                              STANDARDIZED                         First
                       ($20 Maintenance Fee)                                                                     Received
                                                                                                                Under the
                                                                                                                 Separate
                                                                                                                 Account
-----------------------------------------------------------------------------------------------------------------------------
                             SUBACCOUNT                      1 Year       5 Year      10 Year     Inception*
-----------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP                                              12.15%                                 16.75%       07/31/95
-----------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                      14.57%       11.53%                    10.15%       04/03/89
-----------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP(1)                                              1.30%        4.21%        7.54%
-----------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP                                           9.98%                                 14.30%       07/04/95
-----------------------------------------------------------------------------------------------------------------------------
Aetna Growth VP                                                                                     12.83%       05/30/97
-----------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP(1)                                21.50%       14.72%       14.85%
-----------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP                                25.25%                                 26.01%       10/31/96
-----------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP                                               7.11%                                 10.53%       07/31/95
-----------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP(1)(2)                                  (1.34%)       2.15%        4.32%
-----------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP                                                                              14.41%       05/30/97
-----------------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP                                                                          14.54%       05/30/97
-----------------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio                            12.32%       10.03%                     9.53%       05/31/89
-----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio                         19.84%                                 19.07%       05/31/94
-----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                                15.51%                                 18.00%       05/31/94
-----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio                               4.35%                                  5.60%       05/31/94
-----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio                         16.13%                                 20.97%       05/31/95
-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio                       5.38%                                 16.74%       06/30/94
-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                               14.22%                                 15.88%       06/30/95
-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio                         4.54%                                 10.06%       10/31/94
-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                 14.82%                                 18.16%       06/30/95
-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio                       14.26%                                 24.35%       05/31/95
-----------------------------------------------------------------------------------------------------------------------------
Lexington Natural Resources Trust                             0.22%        7.95%                     6.97%       10/14/91
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Emerging Equities Portfolio                                                  (6.25%)      11/28/97
-----------------------------------------------------------------------------------------------------------------------------
Alger American Small Cap/Portfolio Partners MFS
Emerging Equities(3)                                          2.17%                                  8.77%       09/30/93
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Research Growth Portfolio                                                    (6.91%)      11/28/97
-----------------------------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation/
Portfolio Partners MFS Research Growth(3)                    (9.24%)       3.13%                     4.74%       08/31/92
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Value Equity Portfolio                                                       (3.70%)      11/28/97
-----------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT Growth/Portfolio Partners MFS
Value Equity(3)                                              18.19%       10.14%                     9.27%       05/31/89
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Portfolio Partners Scudder International Growth Portfolio                                           (3.89%)      11/28/97
-----------------------------------------------------------------------------------------------------------------------------
Scudder International Portfolio Class A/
Portfolio Partners Scudder International Growth(3)            1.94%       10.81%                     6.94%       07/31/89
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Portfolio Partners T. Rowe Price Growth Equity Portfolio                                            (3.14%)      11/28/97
-----------------------------------------------------------------------------------------------------------------------------
Alger American Growth/Portfolio Partners T. Rowe Price
Growth Equity(3)                                             19.97%                                 19.69%       10/31/94
-----------------------------------------------------------------------------------------------------------------------------

Please refer to the discussion preceding Table A for an explanation of the charges included and methodology used in the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

* Reflects performance from the date contributions were first received in the Fund under the Separate Account.

(1) These Funds have been available through the Separate Account for more than ten years.

(2) The current yield for the Subaccount for the 7-day period ended December 31, 1997 (on an annualized basis) was 3.926%. The current yield reflects the deduction of all charges under the Contract that are deducted from the total return quotations shown above except the maximum 5% deferred sales charge.

(3) The Fund first listed was replaced with the applicable Portfolio Partners Portfolio after the close of business on November 26, 1997. The performance shown is based on the performance of the replaced Fund until November 26, 1997, and the performance of the applicable Portfolio Partners Portfolio after that date. The replaced Fund may not have been available under all Contracts. The "Date Contributions First Received Under Separate Account" refers to the applicable date for the replaced Fund.

------------------------------------------------------------------------------------------------------------------------------
                    Installment Payment Account                               NON-STANDARDIZED                       Fund
                       ($20 Maintenance Fee)                                                                       Inception
                                                                                                                     Date
------------------------------------------------------------------------------------------------------------------------------
                             SUBACCOUNT                      1 Year    3 Years    5 Years   10 Years  Inception**
------------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP                                              18.06%                                      19.98%     07/05/95
------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                      20.61%     19.66%     12.68%                10.79%     04/03/89
------------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP(1)                                              6.63%      8.19%      5.29%      7.54%
------------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP                                          15.77%                                      16.68%     07/05/95
------------------------------------------------------------------------------------------------------------------------------
Aetna Growth VP                                              30.97%                                      30.94%     12/13/96
------------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP(1)                                27.90%     26.85%     15.90%     14.85%
------------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP                                31.84%                                      32.53%     09/16/96
------------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP                                              12.75%                                      13.20%     07/05/95
------------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP(1)(2)                                   3.85%      4.00%      3.21%      4.32%
------------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP                                       32.43%                                      33.38%     12/27/96
------------------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP                                   37.23%                                      37.76%     12/13/96
------------------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio(1)                         18.24%     18.77%     11.17%     10.70%
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio(1)                      26.15%     23.61%     18.33%     14.94%
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio(1)                             21.59%     22.33%     16.20%     15.40%
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio(1)                            9.84%      9.76%     12.37%      7.94%
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio                         22.24%                                      26.24%     01/03/95
------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio                      10.93%     13.96%                           17.40%     09/13/93
------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                               20.23%     19.12%                           14.52%     09/13/93
------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio                        10.04%     13.00%                           8.34%      09/13/93
------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                 20.87%     21.80%                           15.87%     09/13/93
------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio                       20.28%     24.22%                           21.04%     09/13/93
------------------------------------------------------------------------------------------------------------------------------
Lexington Natural Resources Trust                             5.50%     14.90%      9.06%                 7.86%     10/14/91
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund                           20.55%     12.07%     16.99%                10.54%     11/12/90
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund                               7.03%     10.28%                            5.98%     05/03/93
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Emerging Equities Portfolio                                                       (1.33%)    11/28/97
------------------------------------------------------------------------------------------------------------------------------
Alger American Small Cap/Portfolio Partners MFS
Emerging Equities                                             7.55%     16.17%     10.49%                17.17%     09/21/88
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Research Growth Portfolio                                                         (2.02%)    11/28/97
------------------------------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation/
Portfolio Partners MFS Research Growth(3)                    (4.46%)     5.13%      4.20%      7.05%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Value Equity Portfolio                                                             1.23%     11/28/97
------------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT Growth/Portfolio Partners MFS
Value Equity(3)                                              24.41%     20.15%     11.27%     12.89%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners Scudder International Growth Portfolio                                                 1.39%     11/28/97
------------------------------------------------------------------------------------------------------------------------------
Scudder International Portfolio Class A/
Portfolio Partners Scudder International Growth(3)            7.31%      9.89%     11.95%     10.08%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners T. Rowe Price Growth Equity Portfolio                                                  1.84%     11/28/97
------------------------------------------------------------------------------------------------------------------------------
Alger American Growth/Portfolio Partners T. Rowe Price
Growth Equity(3)                                             26.29%     23.70%     17.93%                17.88%     01/09/89
------------------------------------------------------------------------------------------------------------------------------

Please refer to the discussion preceding Table A for an explanation of the charges included and methodology used in the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

**  Reflects performance from the Fund's inception date.

(1) These Funds have been in operation for more than ten years.

(2) The current yield for the Subaccount for the 7-day period ended December 31, 1997 (on an annualized basis) was 3.926%. The current yield reflects the deduction of all charges under the Contract that are deducted from the total return quotations shown. As in the table above, the maximum 5% deferred sales charge is not reflected.

(3) The Fund first listed was replaced with the applicable Portfolio Partners Portfolio after the close of business on November 26, 1997. The performance shown is based on the performance of the replaced Fund until November 26, 1997, and the performance of the applicable Portfolio Partners Portfolio after that date. The replaced Fund may not have been available under all Contracts. The "Fund Inception Date" refers to the applicable date for the replaced Fund. If no date is shown, the replaced Fund has been in operation for more than ten years.

                                ANNUITY PAYMENTS

When Annuity payments are to begin, the value of the Account is determined using Accumulation Unit values as of the tenth Valuation Date before the first Annuity payment is due. Such value (less any applicable premium tax) is applied to provide an Annuity in accordance with the Annuity and investment options elected.

The Annuity option tables found in the Contract show, for each form of Annuity, the amount of the first Annuity payment for each $1,000 of value applied. Thereafter, variable Annuity payments fluctuate as the Annuity Unit value(s) fluctuates with the investment experience of the selected investment option(s). The first payment and subsequent payments also vary depending on the assumed net investment rate selected (3.5% or 5% per annum). Selection of a 5% rate causes a higher first payment, but Annuity payments will increase thereafter only to the extent that the net investment rate increases by more than 5% on an annual basis. Annuity payments would decline if the rate failed to increase by 5%. Use of the 3.5% assumed rate causes a lower first payment, but subsequent payments would increase more rapidly or decline more slowly as changes occur in the net investment rate.

When the Annuity Period begins, the Annuitant is credited with a fixed number of Annuity Units (which does not change thereafter) in each of the designated investment options. This number is calculated by dividing (a) by (b), where (a) is the amount of the first Annuity payment based on a particular investment option, and (b) is the then current Annuity Unit value for that investment option. As noted, Annuity Unit values fluctuate from one Valuation Date to the next; such fluctuations reflect changes in the net investment factor for the appropriate Subaccount(s) (with a ten Valuation Date lag which gives the Company time to process Annuity payments) and a mathematical adjustment which offsets the assumed net investment rate of 3.5% or 5% per annum.

The operation of all these factors can be illustrated by the following hypothetical example. These procedures will be performed separately for the investment options selected during the Annuity Period.

EXAMPLE:
Assume that, at the date Annuity payments are to begin, there are 3,000 Accumulation Units credited under a particular Account and that the value of an Accumulation Unit for the tenth Valuation Date prior to retirement was $13.650000. This produces a total value of $40,950.

Assume also that no premium tax is payable and that the Annuity table in the Contract provides, for the option elected, a first monthly variable Annuity payment of $6.68 per $1000 of value applied; the Annuitant's first monthly payment would thus be 40.950 multiplied by $6.68, or $273.55.

Assume then that the value of an Annuity Unit for the Valuation Date on which the first payment was due was $13.400000. When this value is divided into the first monthly payment, the number of Annuity Units is determined to be 20.414. The value of this number of Annuity Units will be paid in each subsequent month.

If the net investment factor with respect to the appropriate Subaccount is
1.0015000 as of the tenth Valuation Date preceding the due date of the second monthly payment, multiplying this factor by .9999058* (to neutralize the assumed net investment rate of 3.5% per annum built into the number of Annuity Units determined above) produces a result of 1.0014057. This is then multiplied by the Annuity Unit value for the prior Valuation Date (assume such value to be $13.504376) to produce an Annuity Unit value of $13.523359 for the Valuation Date on which the second payment is due.

The second monthly payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 20.414 times $13.523359, which produces a payment of $276.07.

*If an assumed net investment rate of 5% is elected, the appropriate factor to neutralize such assumed rate would be .9998663.

                         SALES MATERIAL AND ADVERTISING

The Company may include hypothetical illustrations in its sales literature that explain the mathematical principles of dollar cost averaging, compounded interest, tax deferred accumulation, and the mechanics of variable annuity contracts. The Company may also discuss the difference between variable annuity contracts and other types of savings or investment products, including, but not limited to, personal savings accounts and certificates of deposit.

We may distribute sales literature that compares the percentage change in Accumulation Unit values for any of the Subaccounts to established market indices such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average or to the percentage change in values of other management investment companies that have investment objectives similar to the Subaccount being compared.


We may publish in advertisements and reports, the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Duff & Phelps, Standard & Poor's Corporation and Moody's Investors Service, Inc. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. We may also quote ranking services such as Morningstar's Variable Annuity/Life Performance Report and Lipper's Variable Insurance Products Performance Analysis Service (VIPPAS), which rank variable annuity or life Subaccounts or their underlying funds by performance and/or investment objective. We may categorize the underlying Funds in terms of the asset classes they represent and use such categories in marketing materials for the Contracts. We may illustrate in advertisements the performance of the underlying funds, if accompanied by performance which also shows the performance of such funds reduced by applicable charges under the Separate Account. We may also show in advertisements the portfolio holdings of the underlying funds, updated at various intervals. From time to time, we will quote articles from newspapers and magazines or other publications or reports, including, but not limited to The Wall Street Journal, Money magazine, USA Today and The VARDS Report.


The Company may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to current and prospective Contract Holders or Participants. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparison between the Contracts and the characteristics of and market for such financial instruments.

                              INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, CityPlace II, Hartford, Connecticut 06103-4103, are the independent auditors for the Separate Account and for the Company. The services provided to the Separate Account include primarily the examination of the Separate Account's financial statements and the review of filings made with the SEC.

                           VARIABLE ANNUITY ACCOUNT C
                              FINANCIAL STATEMENTS

                                      Index

Statement of Assets and Liabilities .......................................  S-2

Statements of Operations and Changes in Net Assets ........................  S-5

Notes to Financial Statements .............................................  S-6

Independent Auditors' Report .............................................. S-17

Variable Annuity Account C
Statement of Assets and Liabilities - December 31, 1997


ASSETS:
Investments, at net asset value: (Note 1)
 Aetna Variable Fund; 189,402,635 shares (cost $5,932,019,068) ........................ $ 6,370,594,954
 Aetna Income Shares; 29,481,519 shares (cost $379,976,337) ...........................     378,848,309
 Aetna Variable Encore Fund; 17,984,272 shares (cost $234,633,355) ....................     240,346,197
 Aetna Investment Advisers Fund, Inc.; 61,720,862 shares (cost $848,048,432) ..........     989,547,679
 Aetna GET Fund, Series B; 5,058,054 shares (cost $56,606,586) ........................      79,552,932
 Aetna GET Fund, Series C; 18,780,804 shares (cost $190,080,319) ......................     236,822,693
 Aetna Ascent Variable Portfolio; 5,107,825 shares (cost $66,607,510) .................      72,115,304
 Aetna Crossroads Variable Portfolio; 3,801,191 shares (cost $47,125,006) .............      49,739,310
 Aetna Legacy Variable Portfolio; 2,710,978 shares (cost $32,214,576) .................      32,802,912
 Aetna Variable Portfolios, Inc.:
  Aetna Variable Capital Appreciation Portfolio; 171,171 shares (cost $2,313,642) .....       2,039,640
  Aetna Variable Growth Portfolio; 111,560 shares (cost $1,335,706) ...................       1,098,483
  Aetna Variable Index Plus Portfolio; 5,933,809 shares (cost $76,210,503) ............      83,175,077
  Aetna Variable Small Company Portfolio; 388,120 shares (cost $5,122,912) ............       4,956,212
 Calvert Social Balanced Portfolio; 27,469,430 shares (cost $47,247,774) ..............      54,444,411
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio; 7,855,657 shares (cost $156,737,051) .......................     190,735,350
  Growth Portfolio; 3,457,071 shares (cost $105,862,746) ..............................     128,257,345
  Overseas Portfolio; 700,480 shares (cost $13,223,729) ...............................      13,449,206
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio; 1,288,137 shares (cost $19,277,286) ........................      23,199,341
  Contrafund Portfolio; 12,866,038 shares (cost $206,330,826) .........................     256,548,805
  Index 500 Portfolio; 504,605 shares (cost $46,209,224) ..............................      57,721,771
 Janus Aspen Series:
  Aggressive Growth Portfolio; 10,248,197 shares (cost $174,115,177) ..................     210,600,444
  Balanced Portfolio; 2,143,788 shares (cost $32,647,487) .............................      37,451,981
  Flexible Income Portfolio; 1,252,635 shares (cost $14,374,926) ......................      14,756,039
  Growth Portfolio; 4,330,541 shares (cost $68,345,213) ...............................      80,028,403
  Worldwide Growth Portfolio; 18,350,150 shares (cost $366,705,134)....................     429,210,001
 Lexington Emerging Markets Fund; 649,673 shares (cost $6,756,872).....................       5,788,593
 Lexington Natural Resources Trust Fund; 2,881,672 shares (cost $41,178,832)...........      42,965,725
 Portfolio Partners, Inc. (PPI):
 PPI MFS Emerging Equities Portfolio; 8,228,209 shares (cost $356,891,357).............     352,990,165
 PPI MFS Research Growth Portfolio; 23,381,050 shares (cost $231,196,214)..............     227,029,997
 PPI MFS Value Equity Portfolio; 3,887,887 shares (cost $114,649,620)..................     116,286,704
 PPI Scudder International Growth Portfolio; 14,375,874 shares (cost $199,666,185).....     202,699,815
 PPI T. Rowe Price Growth Equity Portfolio; 3,885,589 shares (cost $166,078,985) ......     169,450,553
                                                                                        ---------------
NET ASSETS (cost $10,239,788,590) ..................................................... $11,155,254,351
                                                                                        ===============

Net assets represented by:

Reserves for annuity contracts in accumulation and payment period: (Notes 1 and 5)
Aetna Variable Fund:
 Annuity contracts in accumulation .................................................... $ 6,078,549,136
 Annuity contracts in payment period ..................................................     292,045,818
Aetna Income Shares:
 Annuity contracts in accumulation ....................................................     372,629,553
 Annuity contracts in payment period ..................................................       6,218,756

Variable Annuity Account C
Statement of Assets and Liabilities - December 31, 1997 (continued):


Aetna Variable Encore Fund:
 Annuity contracts in accumulation ......................  $   240,346,197
Aetna Investment Advisers Fund, Inc.:
 Annuity contracts in accumulation ......................      968,354,403
 Annuity contracts in payment period ....................       21,193,276
Aetna GET Fund, Series B:
 Annuity contracts in accumulation ......................       79,552,932
Aetna GET Fund, Series C:
 Annuity contracts in accumulation ......................      236,822,693
Aetna Ascent Variable Portfolio:
 Annuity contracts in accumulation ......................       72,115,304
Aetna Crossroads Variable Portfolio:
 Annuity contracts in accumulation ......................       49,739,310
Aetna Legacy Variable Portfolio:
 Annuity contracts in accumulation ......................       32,749,254
 Annuity contracts in payment period ....................           53,658
Aetna Variable Portfolios, Inc.:
 Aetna Variable Capital Appreciation Portfolio:
 Annuity contracts in accumulation ......................        2,039,640
 Aetna Variable Growth Portfolio:
 Annuity contracts in accumulation ......................        1,098,483
Aetna Variable Index Plus Portfolio:
 Annuity contracts in accumulation ......................       83,098,319
 Annuity contracts in payment period ....................           76,758
 Aetna Variable Small Company Portfolio:
 Annuity contracts in accumulation ......................        4,956,212
Calvert Social Balanced Portfolio:
 Annuity contracts in accumulation ......................       54,444,411
Fidelity Investments Variable Insurance Products Fund:
 Equity-Income Portfolio:
 Annuity contracts in accumulation ......................      190,735,350
 Growth Portfolio:
 Annuity contracts in accumulation ......................      128,257,345
 Overseas Portfolio:
 Annuity contracts in accumulation ......................       13,449,206
Fidelity Investments Variable Insurance Products Fund II:
 Asset Manager Portfolio:
 Annuity contracts in accumulation ......................       23,199,341
 Contrafund Portfolio:
 Annuity contracts in accumulation ......................      256,548,805
 Index 500 Portfolio:
 Annuity contracts in accumulation ......................       57,721,771
Janus Aspen Series:
 Aggressive Growth Portfolio:
 Annuity contracts in accumulation ......................      210,600,444
 Balanced Portfolio:
 Annuity contracts in accumulation ......................       37,451,981
 Flexible Income Portfolio:
 Annuity contracts in accumulation ......................       14,756,039
 Growth Portfolio:
 Annuity contracts in accumulation ......................       79,992,417
 Annuity contracts in payment period ....................           35,986

Variable Annuity Account C
Statement of Assets and Liabilities - December 31, 1997 (continued):


 Worldwide Growth Portfolio:
 Annuity contracts in accumulation ...........  $   429,093,163
 Annuity contracts in payment period .........          116,838
Lexington Emerging Markets Fund:
 Annuity contracts in accumulation ...........        5,788,593
Lexington Natural Resources Trust Fund:
 Annuity contracts in accumulation ...........       42,965,725
Portfolio Partners, Inc.:
 PPI MFS Emerging Equities Portfolio:
 Annuity contracts in accumulation ...........      352,966,999
 Annuity contracts in payment period .........           23,166
 PPI MFS Research Growth Portfolio:
 Annuity contracts in accumulation ...........      227,029,997
 PPI MFS Value Equity Portfolio:
 Annuity contracts in accumulation ...........      116,286,704
 PPI Scudder International Growth Portfolio:
 Annuity contracts in accumulation ...........      202,699,815
 PPI T. Rowe Price Growth Equity Portfolio:
 Annuity contracts in accumulation ...........      169,450,553
                                                ---------------
                                                $11,155,254,351
                                                ===============


See Notes to Financial Statements

Variable Annuity Account C
Statements of Operations and Changes in Net Assets


                                                                                  Year Ended December 31,
                                                                                  1997                 1996
                                                                          -------------------   -----------------
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
 Dividends ............................................................     $ 1,552,106,208      $  712,854,599
Expenses: (Notes 2 and 5)
 Valuation period deductions ..........................................        (120,867,375)        (93,446,331)
                                                                            ---------------      --------------
Net investment income .................................................       1,431,238,833         619,408,268
                                                                            ---------------      --------------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
Net realized gain on sales of investments: (Notes 1, 4 and 5)
 Proceeds from sales ..................................................       2,013,561,413       2,060,808,031
 Cost of investments sold .............................................       1,773,010,971       1,547,239,509
                                                                            ---------------      --------------
  Net realized gain ...................................................         240,550,442         513,568,522
Net unrealized gain on investments: (Note 5)
 Beginning of year ....................................................         612,391,085         594,083,184
 End of year ..........................................................         915,465,761         612,391,085
                                                                            ---------------      --------------
  Net change in unrealized gain .......................................         303,074,676          18,307,901
                                                                            ---------------      --------------
Net realized and unrealized gain on investments .......................         543,625,118         531,876,423
                                                                            ---------------      --------------
Net increase in net assets resulting from operations ..................       1,974,863,951       1,151,284,691
                                                                            ---------------      --------------
FROM UNIT TRANSACTIONS:
Variable annuity contract purchase payments ...........................       1,039,130,530         951,293,520
Sales and administrative charges deducted by the Company ..............             (17,373)            (61,783)
                                                                            ---------------      --------------
 Net variable annuity contract purchase payments ......................       1,039,113,157         951,231,737
Transfer from the Company for mortality guarantee adjustments .........           2,085,609           3,247,064
Transfers from the Company's fixed account options ....................         166,510,610         187,508,331
Transfers to the Company's other variable annuity accounts ............         (88,238,000)                  0
Redemptions by contract holders .......................................        (474,257,152)       (339,383,183)
Annuity Payments ......................................................         (31,253,253)        (20,948,181)
Other .................................................................           1,227,066             144,245
                                                                            ---------------      --------------
 Net increase in net assets from unit transactions (Note 5) ...........         615,188,037         781,800,013
                                                                            ---------------      --------------
Change in net assets ..................................................       2,590,051,988       1,933,084,704
NET ASSETS:
Beginning of year .....................................................       8,565,202,363       6,632,117,659
                                                                            ---------------      --------------
End of year ...........................................................     $11,155,254,351      $8,565,202,363
                                                                            ===============      ==============


See Notes to Financial Statements

Variable Annuity Account C
Notes to Financial Statements - December 31, 1997

1. Summary of Significant Accounting Policies

   Variable Annuity Account C (the "Account") is a separate account established by Aetna Life Insurance and Annuity Company (the "Company") and is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable annuity contracts that are qualified under the Internal Revenue Code of 1986, as amended.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.

   a. Valuation of Investments
   Investments in the following Funds are stated at the closing net asset value per share as determined by each Fund on December 31, 1997:

   Aetna Variable Fund
   Aetna Income Shares
   Aetna Variable Encore Fund
   Aetna Investment Advisers Fund, Inc.
   Aetna GET Fund, Series B
   Aetna GET Fund, Series C
   Aetna Ascent Variable Portfolio
   Aetna Crossroads Variable Portfolio
   Aetna Legacy Variable Portfolio
   Aetna Variable Portfolios, Inc.:
   [bullet] Aetna Variable Capital Appreciation Portfolio
   [bullet] Aetna Variable Growth Portfolio
   [bullet] Aetna Variable Index Plus Portfolio
   [bullet] Aetna Variable Small Company Portfolio
   Calvert Social Balanced Portfolio
   Fidelity Investments Variable Insurance Products Fund:
   [bullet] Equity-Income Portfolio
   [bullet] Growth Portfolio
   [bullet] Overseas Portfolio

   Fidelity Investments Variable Insurance Products
   Fund II:
   [bullet] Asset Manger Portfolio
   [bullet] Contrafund Portfolio
   [bullet] Index 500 Portfolio
   Janus Aspen Series:
   [bullet] Aggressive Growth Portfolio
   [bullet] Balanced Portfolio
   [bullet] Flexible Income Portfolio
   [bullet] Growth Portfolio
   [bullet] Worldwide Growth Portfolio
   Lexington Emerging Markets Fund
   Lexington Natural Resources Trust Fund
   Portfolio Partners, Inc.:
   [bullet] PPI MFS Emerging Equities Portfolio
   [bullet] PPI MFS Research Growth Portfolio
   [bullet] PPI MFS Value Equity Portfolio
   [bullet] PPI Scudder International Growth Portfolio
   [bullet] PPI T. Rowe Price Growth Equity Portfolio

   b. Other
   Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

   c. Federal Income Taxes
   The operations of the Account form a part of, and are taxed with, the total operations of the Company which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

   d. Annuity Reserves
   Annuity reserves held in the Account are computed for currently payable contracts according to the Progressive Annuity, a49, 1971 Individual Annuity Mortality, 1971 Group Annuity Mortality, 83a, and 1983 Group Annuity Mortality tables using various assumed interest rates not to exceed seven percent. Mortality experience is monitored by the Company. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Account.

2. Valuation Period Deductions

   Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the contracts and are paid to the Company.

3. Dividend Income

   On an annual basis, the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income (distributions in excess of net investment income) and accumulated net realized gain (loss) on investments is included in net unrealized gain
   (loss) in the Statements of Operations and Changes in Net Assets.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments other than short-term investments for the years ended December 31, 1997 and 1996 aggregated $4,059,988,283 and $2,013,561,413; $3,462,016,312 and
   $2,060,808,031, respectively.

Variable Annuity Account C
Notes to Financial Statements - December 31, 1997 (continued):

5. Supplemental Information to Statements of Operations and Changes in Net
Assets

---------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                         Valuation
                                                                           Period
                                                       Dividends         Deductions
---------------------------------------------------------------------------------------

  Aetna Variable Fund:                              $1,291,034,822     ($ 68,500,273)
  Annuity contracts in accumulation
  Annuity contracts in payment period
---------------------------------------------------------------------------------------
  Aetna Income Shares:                                  22,258,737        (4,263,839)
  Annuity contracts in accumulation
  Annuity contracts in payment period
---------------------------------------------------------------------------------------
  Aetna Variable Encore Fund:                            9,635,587        (2,938,575)
  Annuity contracts in accumulation
---------------------------------------------------------------------------------------
  Aetna Investment Advisers Fund, Inc.:                128,304,517       (10,844,018)
  Annuity contracts in accumulation
  Annuity contracts in payment period
---------------------------------------------------------------------------------------
  Aetna GET Fund, Series B:                             13,341,021        (1,078,816)
  Annuity contracts in accumulation
---------------------------------------------------------------------------------------
  Aetna GET Fund, Series C:                              3,678,012        (3,257,441)
  Annuity contracts in accumulation
---------------------------------------------------------------------------------------
  Aetna Ascent Variable Portfolio:                       4,541,482          (578,657)
  Annuity contracts in accumulation
---------------------------------------------------------------------------------------
  Aetna Crossroads Variable Portfolio:                   3,316,159          (392,434)
  Annuity contracts in accumulation
---------------------------------------------------------------------------------------
  Aetna Legacy Variable Portfolio:                       1,788,369          (229,584)
  Annuity contracts in accumulation
  Annuity contracts in payment period
---------------------------------------------------------------------------------------
  Aetna Variable Portfolios Inc:
   Aetna Variable Capital Appreciation Portfolio:          312,433            (2,197)
  Annuity contracts in accumulation
---------------------------------------------------------------------------------------
   Aetna Variable Growth Portfolio:                        249,335            (1,093)
  Annuity contracts in accumulation
---------------------------------------------------------------------------------------
  Aetna Variable Index Plus Portfolio:                   3,327,658          (542,532)
  Annuity contracts in accumulation
  Annuity contracts in payment period
---------------------------------------------------------------------------------------
   Aetna Variable Small Company Portfolio:                 269,004            (5,868)
  Annuity contracts in accumulation
---------------------------------------------------------------------------------------
  Alger American Funds:
   Growth Portfolio: (1)                                 1,199,482        (1,526,918)
  Annuity contracts in accumulation
---------------------------------------------------------------------------------------
   Small Capitalization Portfolio:                      11,721,861        (3,575,543)
  Annuity contracts in accumulation
  Annuity contracts in payment period
---------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                       Proceeds        Cost of           Net
                                                         from        Investments      Realized
                                                        Sales            Sold        Gain (Loss)
--------------------------------------------------------------------------------------------------

  Aetna Variable Fund:                              $205,088,291    $150,120,010    $ 54,968,281
  Annuity contracts in accumulation
  Annuity contracts in payment period
--------------------------------------------------------------------------------------------------
  Aetna Income Shares:                                46,789,033      49,260,722      (2,471,689)
  Annuity contracts in accumulation
  Annuity contracts in payment period
--------------------------------------------------------------------------------------------------
  Aetna Variable Encore Fund:                        206,958,669     210,166,945      (3,208,276)
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
  Aetna Investment Advisers Fund, Inc.:               37,558,168      27,770,494       9,787,674
  Annuity contracts in accumulation
  Annuity contracts in payment period
--------------------------------------------------------------------------------------------------
  Aetna GET Fund, Series B:                            7,648,728       4,940,723       2,708,005
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
  Aetna GET Fund, Series C:                           13,972,003      11,896,317       2,075,686
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
  Aetna Ascent Variable Portfolio:                       498,613         380,091         118,522
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
  Aetna Crossroads Variable Portfolio:                   409,248         325,568          83,680
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
  Aetna Legacy Variable Portfolio:                     2,265,127       2,019,840         245,287
  Annuity contracts in accumulation
  Annuity contracts in payment period
--------------------------------------------------------------------------------------------------
  Aetna Variable Portfolios Inc:
   Aetna Variable Capital Appreciation Portfolio:        123,165         113,851           9,314
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
   Aetna Variable Growth Portfolio:                       80,207          72,190           8,017
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
  Aetna Variable Index Plus Portfolio:                29,980,862      29,823,433         157,429
  Annuity contracts in accumulation
  Annuity contracts in payment period
--------------------------------------------------------------------------------------------------
   Aetna Variable Small Company Portfolio:               478,457         428,319          50,138
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
  Alger American Funds:
   Growth Portfolio: (1)                             169,481,196     134,718,793      34,762,403
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
   Small Capitalization Portfolio:                   403,516,606     343,440,431      60,076,175
  Annuity contracts in accumulation
  Annuity contracts in payment period
--------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
             Net Unrealized                                           Net
               Gain (Loss)                       Net          Increase (Decrease)                  Net Assets
               -----------                    Change in          In Net Assets                     ----------
       Beginning               End            Unrealized           from Unit            Beginning              End
        of Year              of Year         Gain (Loss)         Transactions            of Year             of Year
------------------------------------------------------------------------------------------------------------------------
        $327,744,944      $438,575,885       $110,830,941         $ 75,435,966
                                                                                     $4,694,078,344      $6,078,549,136
                                                                                        212,746,872         292,045,818
-----------------------------------------------------------------------------------------------------------------------
          (9,314,233)       (1,128,028)         8,186,205           (4,710,418)
                                                                                        354,233,289         372,629,553
                                                                                          5,616,023           6,218,756
-----------------------------------------------------------------------------------------------------------------------
            (750,036)        5,712,842          6,462,878          (14,909,883)
                                                                                        245,304,466         240,346,197
-----------------------------------------------------------------------------------------------------------------------
          97,219,569       141,499,248         44,279,679            2,724,400
                                                                                        800,532,626         968,354,403
                                                                                         14,762,802          21,193,276
-----------------------------------------------------------------------------------------------------------------------
          17,286,695        22,946,346          5,659,651           (6,139,082)
                                                                                         65,062,153          79,552,932
-----------------------------------------------------------------------------------------------------------------------
           2,983,885        46,742,374         43,758,489           (8,490,216)
                                                                                        199,058,163         236,822,693
-----------------------------------------------------------------------------------------------------------------------
           1,716,824         5,507,794          3,790,970           42,582,396
                                                                                         21,660,591          72,115,304
-----------------------------------------------------------------------------------------------------------------------
             838,329         2,614,303          1,775,974           30,197,010
                                                                                         14,758,921          49,739,310
-----------------------------------------------------------------------------------------------------------------------
             112,482           588,337            475,855           21,455,983
                                                                                          9,067,002          32,749,254
                                                                                                  0              53,658
-----------------------------------------------------------------------------------------------------------------------
                   0          (274,002)          (274,002)           1,994,092
                                                                                                  0           2,039,640
-----------------------------------------------------------------------------------------------------------------------
                   0          (237,223)          (237,223)           1,079,447
                                                                                                  0           1,098,483
-----------------------------------------------------------------------------------------------------------------------
              80,325         6,964,574          6,884,249           62,694,836
                                                                                         10,653,437          83,098,319
                                                                                                  0              76,758
-----------------------------------------------------------------------------------------------------------------------
                   0          (166,700)          (166,700)           4,809,638
                                                                                                  0           4,956,212
-----------------------------------------------------------------------------------------------------------------------
           6,730,808                 0         (6,730,808)        (132,576,331)
                                                                                        104,872,172                   0
-----------------------------------------------------------------------------------------------------------------------
          39,364,541                 0        (39,364,541)        (352,729,122)
                                                                                        323,871,170                   0
                                                                                                  0                   0
-----------------------------------------------------------------------------------------------------------------------

Variable Annuity Account C
Notes to Financial Statements - December 31, 1997 (continued):

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):


-------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                              Valuation
                                                                               Period
                                                              Dividends      Deductions
-------------------------------------------------------------------------------------------

  American Century Investments -
   Capital Appreciation Fund: (2)                            $ 5,882,464    ($ 2,974,651)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
  Calvert Social Balanced Portfolio:                           3,787,208        (578,804)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
  Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:                                   11,536,379      (1,844,101)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Growth Portfolio:                                           3,033,640      (1,277,878)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Overseas Portfolio:                                           762,691        (144,474)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
  Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:                                    2,134,313        (253,981)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Contrafund Portfolio:                                       4,376,096      (2,382,593)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Index 500 Portfolio:                                          890,215        (515,853)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
  Franklin Government Securities Trust: (3)                    1,578,341        (279,189)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
  Janus Aspen Series:
   Aggressive Growth Portfolio:                                        0      (2,188,842)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Balanced Portfolio:                                           940,676        (329,511)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Flexible Income Portfolio:                                    757,640        (131,213)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Growth Portfolio:                                           1,871,919        (768,752)
  Annuity contracts in accumulation
  Annuity contracts in payment period
-------------------------------------------------------------------------------------------
   Short-Term Bond Portfolio: (4)                                 64,108         (25,465)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Worldwide Growth Portfolio:                                 5,510,563      (4,109,527)
  Annuity contracts in accumulation
  Annuity contracts in payment period
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                Proceeds        Cost of            Net
                                                                  from        Investments       Realized
                                                                 Sales            Sold         Gain (Loss)
-------------------------------------------------------------------------------------------------------------

  American Century Investments -
   Capital Appreciation Fund: (2)                            $347,378,690    $348,986,817     ($ 1,608,127)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
  Calvert Social Balanced Portfolio:                            1,767,421       1,342,657          424,764
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
  Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:                                     2,876,456       2,187,102          689,354
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
   Growth Portfolio:                                            1,967,157       1,268,813          698,344
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
   Overseas Portfolio:                                          6,265,740       5,529,606          736,134
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
  Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:                                     1,353,806       1,132,813          220,993
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
   Contrafund Portfolio:                                          989,526         754,795          234,731
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
   Index 500 Portfolio:                                         2,042,782       1,517,607          525,175
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
  Franklin Government Securities Trust: (3)                    35,001,358      34,302,739          698,619
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
  Janus Aspen Series:
   Aggressive Growth Portfolio:                                16,697,333      12,596,723        4,100,610
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
   Balanced Portfolio:                                          1,236,230         981,509          254,721
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
   Flexible Income Portfolio:                                   4,035,296       3,816,553          218,743
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
   Growth Portfolio:                                            1,933,431       1,461,183          472,248
  Annuity contracts in accumulation
  Annuity contracts in payment period
-------------------------------------------------------------------------------------------------------------
   Short-Term Bond Portfolio: (4)                               5,452,797       5,400,161           52,636
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
   Worldwide Growth Portfolio:                                 16,620,763      10,266,465        6,354,298
  Annuity contracts in accumulation
  Annuity contracts in payment period
-------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
           Net Unrealized                                          Net
             Gain (Loss)                      Net          Increase (Decrease)                Net Assets
             -----------                   Change in          In Net Assets                   ----------
      Beginning             End           Unrealized            from Unit           Beginning            End
       of Year            of Year         Gain (Loss)         Transactions           of Year           of Year
-----------------------------------------------------------------------------------------------------------------
       $ 8,139,519               $0      ($8,139,519)         ($339,404,560)
                                                                                  $346,244,393                $0
----------------------------------------------------------------------------------------------------------------
         2,963,927        7,196,636         4,232,709             6,589,199
                                                                                    39,989,335        54,444,411
----------------------------------------------------------------------------------------------------------------
        10,675,870       33,998,298        23,322,428            50,561,862
                                                                                   106,469,428       190,735,350
----------------------------------------------------------------------------------------------------------------
         5,256,264       22,394,599        17,138,335            28,222,857
                                                                                    80,442,047       128,257,345
----------------------------------------------------------------------------------------------------------------
           649,630          225,478          (424,152)            4,069,619
                                                                                     8,449,388        13,449,206
----------------------------------------------------------------------------------------------------------------
         2,502,591        3,922,056         1,419,465             2,575,422
                                                                                    17,103,129        23,199,341
----------------------------------------------------------------------------------------------------------------
        15,161,493       50,217,979        35,056,486           100,377,564
                                                                                   118,886,521       256,548,805
----------------------------------------------------------------------------------------------------------------
         2,304,865       11,512,547         9,207,682            26,383,649
                                                                                    21,230,903        57,721,771
----------------------------------------------------------------------------------------------------------------
           405,959                0          (405,959)          (24,948,755)
                                                                                    23,356,943                 0
----------------------------------------------------------------------------------------------------------------
        17,668,916       36,485,267        18,816,351            16,995,758
                                                                                   172,876,567       210,600,444
----------------------------------------------------------------------------------------------------------------
           751,567        4,804,494         4,052,927            17,251,901
                                                                                    15,281,267        37,451,981
----------------------------------------------------------------------------------------------------------------
           140,666          381,113           240,447             5,252,958
                                                                                     8,417,464        14,756,039
----------------------------------------------------------------------------------------------------------------
         2,192,571       11,683,190         9,490,619            28,161,560
                                                                                    40,800,809        79,992,417
                                                                                             0            35,986
----------------------------------------------------------------------------------------------------------------
            (6,468)               0             6,468            (1,788,353)
                                                                                     1,690,606                 0
----------------------------------------------------------------------------------------------------------------
        16,710,390       62,504,868        45,794,478           203,261,915
                                                                                   172,398,274       429,093,163
                                                                                             0           116,838
----------------------------------------------------------------------------------------------------------------

Variable Annuity Account C
Notes to Financial Statements - December 31, 1997 (continued):
5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):


----------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                           Valuation
                                                                            Period
                                                        Dividends         Deductions
----------------------------------------------------------------------------------------

   Lexington Emerging Markets Fund:                          $4,375           ($79,412)
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   Lexington Natural Resources Trust Fund:                1,239,038           (531,930)
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   Neuberger and Berman Advisers Management Trust -
    Growth Portfolio: (5)                                 8,158,940         (1,195,227)
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   Portfolio Partners, Inc.:
    PPI MFS Emerging Equities Portfolio:                          0           (406,682)
   Annuity contracts in accumulation
   Annuity contracts in payment period
-----------------------------------------------------------------------------------------
    PPI MFS Research Growth Portfolio:                            0           (262,081)
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
    PPI MFS Value Equity Portfolio:                               0           (133,426)
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
    PPI MFS Scudder International Growth Portfolio:               0           (235,626)
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
    PPI MFS T. Rowe Price Growth Equity Portfolio:                0           (193,734)
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   Scudder Variable Life Investment Fund -
    International Portfolio: (6)                          4,599,123         (2,286,635)
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   Total Variable Annuity Account C                  $1,552,106,208     ($ 120,867,375)
========================================================================================



---------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                         Proceeds          Cost of             Net
                                                           from          Investments        Realized
                                                           Sales             Sold          Gain (Loss)
---------------------------------------------------------------------------------------------------------

   Lexington Emerging Markets Fund:                      $1,639,618        $1,424,729         $214,889
   Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
   Lexington Natural Resources Trust Fund:               14,866,827        11,618,994        3,247,833
   Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
   Neuberger and Berman Advisers Management Trust -
    Growth Portfolio: (5)                               128,039,479       103,983,767       24,055,712
   Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
   Portfolio Partners, Inc.:
    PPI MFS Emerging Equities Portfolio:                  3,797,005         3,880,012          (83,007)
   Annuity contracts in accumulation
   Annuity contracts in payment period
---------------------------------------------------------------------------------------------------------
    PPI MFS Research Growth Portfolio:                    1,453,829         1,486,006          (32,177)
   Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
    PPI MFS Value Equity Portfolio:                         928,145           929,114             (969)
   Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
    PPI MFS Scudder International Growth Portfolio:      13,091,485        12,881,912          209,573
   Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
    PPI MFS T. Rowe Price Growth Equity Portfolio:          891,088           887,544            3,544
   Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
   Scudder Variable Life Investment Fund -
    International Portfolio: (6)                        278,386,778       238,895,623       39,491,155
   Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
   Total Variable Annuity Account C                  $2,013,561,413    $1,773,010,971     $240,550,442
=========================================================================================================

(1) Effective November 28, 1997, this funds assets were transferred to the PPI
T. Rowe Price Growth Equity Portfolio.

(2) Effective November 28, 1997, this funds assets were transferred to the PPI MFS Research Growth Portfolio.

(3) Effective November 28, 1997, this funds assets were transferred to Aetna Income Shares.

(4) Effective November 28, 1997, this funds assets were transferred to the Aetna Variable Encore Fund.

(5) Effective November 28, 1997, this funds assets were transferred to the PPI MFS Value Equity Portfolio.

(6) Effective November 28, 1997, this funds assets were transferred to the PPI Scudder International Growth Portfolio.

------------------------------------------------------------------------------------------------------------------------
            Net Unrealized                                          Net
             Gain (Loss)                       Net          Increase (Decrease)                   Net Assets
             -----------                    Change in          In Net Assets                      ----------
     Beginning              End            Unrealized            from Unit            Beginning               End
      of Year             of Year          Gain (Loss)         Transactions            of Year              of Year
------------------------------------------------------------------------------------------------------------------------
        $102,991          ($968,279)       ($1,071,270)           $1,874,530
                                                                                       $4,845,481           $5,788,593
------------------------------------------------------------------------------------------------------------------------
       3,997,171          1,786,893         (2,210,278)           17,376,715
                                                                                       23,844,347           42,965,725
------------------------------------------------------------------------------------------------------------------------
       9,459,521                  0         (9,459,521)         (116,641,588)
                                                                                       95,081,684                    0
------------------------------------------------------------------------------------------------------------------------
               0         (3,901,193)        (3,901,193)          357,381,047
                                                                                                0          352,966,999
                                                                                                0               23,166
------------------------------------------------------------------------------------------------------------------------
               0         (4,166,217)        (4,166,217)          231,490,472
                                                                                                0          227,029,997
------------------------------------------------------------------------------------------------------------------------
               0          1,637,084          1,637,084           114,784,015
                                                                                                0          116,286,704
------------------------------------------------------------------------------------------------------------------------
               0          3,033,630          3,033,630           199,692,238
                                                                                                0          202,699,815
------------------------------------------------------------------------------------------------------------------------
               0          3,371,568          3,371,568           166,269,175
                                                                                                0          169,450,553
------------------------------------------------------------------------------------------------------------------------
      29,299,509                  0        (29,299,509)         (204,019,879)
                                                                                      191,515,746                    0
------------------------------------------------------------------------------------------------------------------------
    $612,391,085       $915,465,761       $303,074,676          $615,188,037       $8,565,202,363      $11,155,254,351
========================================================================================================================

Variable Annuity Account C
Notes to Financial Statements - December 31, 1997 (continued):
5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):


----------------------------------------------------------------------------------------------
Year Ended December 31, 1996
                                                                                Valuation
                                                                                  Period
                                                               Dividends        Deductions
----------------------------------------------------------------------------------------------

  Aetna Variable Fund:                                       $515,238,366      ($54,321,686)
  Annuity contracts in accumulation
  Annuity contracts in payment period
----------------------------------------------------------------------------------------------
  Aetna Income Shares:                                         23,144,319        (4,611,478)
  Annuity contracts in accumulation
  Annuity contracts in payment period
----------------------------------------------------------------------------------------------
  Aetna Variable Encore Fund:                                  14,058,252        (2,878,790)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
  Aetna Investment Advisers Fund, Inc.:                        72,699,670        (9,562,496)
  Annuity contracts in accumulation
  Annuity contracts in payment period
----------------------------------------------------------------------------------------------
  Aetna GET Fund, Series B:                                     5,304,368        (1,100,778)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
  Aetna GET Fund, Series C:                                       969,084          (280,865)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
  Aetna Ascent Variable Portfolio:                                963,171          (137,931)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
  Aetna Crossroads Variable Portfolio:                            797,511          (106,179)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
  Aetna Legacy Variable Portfolio:                                595,666           (63,355)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
  Aetna Variable Index Plus Portfolio:                             57,328           (16,537)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
  Alger American Funds:
   Growth Portfolio:                                            2,138,198          (966,404)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
   Small Capitalization Portfolio:                              1,173,212        (3,731,877)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
  Calvert Responsibly Invested Balanced Fund:                   3,000,539          (425,159)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
  Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:                                     2,269,871          (994,896)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
   Growth Portfolio:                                            2,304,888          (707,334)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
   Overseas Portfolio:                                            115,737           (82,498)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
  Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:                                       955,910          (196,386)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1996
                                                                 Proceeds         Cost of           Net
                                                                   from         Investments       Realized
                                                                   Sales            Sold        Gain (Loss)
--------------------------------------------------------------------------------------------------------------

  Aetna Variable Fund:                                       $1,237,963,630    $841,837,896    $396,125,734
  Annuity contracts in accumulation
  Annuity contracts in payment period
--------------------------------------------------------------------------------------------------------------
  Aetna Income Shares:                                          155,474,786     153,469,788       2,004,998
  Annuity contracts in accumulation
  Annuity contracts in payment period
--------------------------------------------------------------------------------------------------------------
  Aetna Variable Encore Fund:                                   175,207,017     167,163,639       8,043,378
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
  Aetna Investment Advisers Fund, Inc.:                         223,353,174     160,905,519      62,447,655
  Annuity contracts in accumulation
  Annuity contracts in payment period
--------------------------------------------------------------------------------------------------------------
  Aetna GET Fund, Series B:                                      25,117,816      18,596,857       6,520,959
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
  Aetna GET Fund, Series C:                                         229,569         224,240           5,329
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
  Aetna Ascent Variable Portfolio:                                  514,612         443,710          70,902
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
  Aetna Crossroads Variable Portfolio:                              755,620         679,118          76,502
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
  Aetna Legacy Variable Portfolio:                                1,206,903       1,119,490          87,413
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
  Aetna Variable Index Plus Portfolio:                              356,603         338,531          18,072
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
  Alger American Funds:
   Growth Portfolio:                                              3,326,813       3,149,890         176,923
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
   Small Capitalization Portfolio:                               24,333,106      17,577,100       6,756,006
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
  Calvert Responsibly Invested Balanced Fund:                     1,793,014       1,429,393         363,621
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
  Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:                                       3,851,613       3,166,678         684,935
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
   Growth Portfolio:                                                623,639         453,561         170,078
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
   Overseas Portfolio:                                            2,280,928       2,065,136         215,792
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
  Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:                                       2,016,939       1,797,456         219,483
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
             Net Unrealized                                            Net
               Gain (Loss)                        Net          Increase (Decrease)                  Net Assets
               -----------                     Change in          In Net Assets                     ----------
       Beginning               End            Unrealized            from Unit            Beginning              End
        of Year              of Year          Gain (Loss)         Transactions            of Year             of Year
--------------------------------------------------------------------------------------------------------------------------
         $267,567,573      $327,744,944       $60,177,371          $39,664,335
                                                                                      $3,805,891,355      $4,694,078,344
                                                                                         144,049,741         212,746,872
--------------------------------------------------------------------------------------------------------------------------
           3,230,862        (9,314,233)       (12,545,095)         (34,151,027)
                                                                                         380,937,626         354,233,289
                                                                                           5,069,969           5,616,023
--------------------------------------------------------------------------------------------------------------------------
           9,204,418          (750,036)        (9,954,454)           5,744,394
                                                                                         230,291,686         245,304,466
--------------------------------------------------------------------------------------------------------------------------
         122,622,603        97,219,569        (25,403,034)          (7,904,062)
                                                                                         713,304,833         800,532,626
                                                                                           9,712,862          14,762,802
--------------------------------------------------------------------------------------------------------------------------
          13,423,804        17,286,695          3,862,891          (22,661,545)
                                                                                          73,136,258          65,062,153
--------------------------------------------------------------------------------------------------------------------------
                   0         2,983,885          2,983,885          195,380,730
                                                                                                   0         199,058,163
--------------------------------------------------------------------------------------------------------------------------
             105,405         1,716,824          1,611,419           14,244,294
                                                                                           4,908,736          21,660,591
--------------------------------------------------------------------------------------------------------------------------
              68,967           838,329            769,362            9,552,968
                                                                                           3,668,757          14,758,921
--------------------------------------------------------------------------------------------------------------------------
              36,214           112,482             76,268            6,451,330
                                                                                           1,919,680           9,067,002
--------------------------------------------------------------------------------------------------------------------------
                   0            80,325             80,325           10,514,249
                                                                                                   0          10,653,437
--------------------------------------------------------------------------------------------------------------------------
            (285,937)        6,730,808          7,016,745           58,052,710
                                                                                          38,454,000         104,872,172
--------------------------------------------------------------------------------------------------------------------------
          38,038,924        39,364,541          1,325,617           77,101,765
                                                                                         241,246,447         323,871,170
--------------------------------------------------------------------------------------------------------------------------
           2,175,908         2,963,927            788,019            7,573,554
                                                                                          28,688,761          39,989,335
--------------------------------------------------------------------------------------------------------------------------
           2,759,687        10,675,870          7,916,183           58,569,396
                                                                                          38,023,939         106,469,428
--------------------------------------------------------------------------------------------------------------------------
             505,388         5,256,264          4,750,876           46,205,811
                                                                                          27,717,728          80,442,047
--------------------------------------------------------------------------------------------------------------------------
             163,196           649,630            486,434            3,994,936
                                                                                           3,718,987           8,449,388
--------------------------------------------------------------------------------------------------------------------------
           1,530,985         2,502,591            971,606              782,358
                                                                                          14,370,158          17,103,129
--------------------------------------------------------------------------------------------------------------------------

Variable Annuity Account C
Notes to Financial Statements - December 31, 1997 (continued):

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):


-------------------------------------------------------------------------------------
Year Ended December 31, 1996
                                                                       Valuation
                                                                         Period
                                                      Dividends        Deductions
-------------------------------------------------------------------------------------

   Contrafund Portfolio:                                $357,388         ($910,633)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
   Index 500 Portfolio:                                  219,199          (139,391)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
  Franklin Government Securities Trust:                1,223,061          (290,354)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
  Janus Aspen Series:
   Aggressive Growth Portfolio:                        1,589,459        (1,739,222)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
   Balanced Portfolio:                                   238,807           (87,725)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
   Flexible Income Portfolio:                            499,929           (72,736)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
   Growth Portfolio:                                     630,364          (245,877)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
   Short-Term Bond Portfolio:                             61,378           (14,453)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
   Worldwide Growth Portfolio:                         1,725,690        (1,035,043)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
  Lexington Emerging Markets Fund:                             0           (55,554)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
  Lexington Natural Resources Trust Fund:                 80,144          (231,100)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
  Neuberger and Berman Advisers Management Trust -
   Growth Portfolio:                                   8,437,018        (1,199,983)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
  Scudder Variable Life Investment Fund -
   International Portfolio:                            4,063,525        (2,264,627)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
  TCI Portfolios, Inc. - Growth Fund:                 47,942,547        (4,974,984)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
  Total Variable Annuity Account C                  $712,854,599     ($ 93,446,331)
=====================================================================================


--------------------------------------------------------------------------------------------------------
Year Ended December 31, 1996
                                                        Proceeds          Cost of             Net
                                                          from          Investments        Realized
                                                          Sales             Sold          Gain (Loss)
--------------------------------------------------------------------------------------------------------

   Contrafund Portfolio:                                $1,299,964        $1,078,898         $221,066
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
   Index 500 Portfolio:                                  1,105,697           943,071          162,626
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
  Franklin Government Securities Trust:                  5,788,894         5,646,267          142,627
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
  Janus Aspen Series:
   Aggressive Growth Portfolio:                          4,803,682         3,702,615        1,101,067
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
   Balanced Portfolio:                                   1,671,701         1,511,274          160,427
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
   Flexible Income Portfolio:                            1,541,843         1,429,353          112,490
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
   Growth Portfolio:                                     1,130,979           963,703          167,276
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
   Short-Term Bond Portfolio:                              726,351           729,002           (2,651)
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
   Worldwide Growth Portfolio:                           1,942,344         1,492,553          449,791
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
  Lexington Emerging Markets Fund:                         905,228           870,164           35,064
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
  Lexington Natural Resources Trust Fund:                7,649,108         6,026,027        1,623,081
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
  Neuberger and Berman Advisers Management Trust -
   Growth Portfolio:                                    15,336,623        13,853,081        1,483,542
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
  Scudder Variable Life Investment Fund -
   International Portfolio:                             26,981,873        22,523,390        4,458,483
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
  TCI Portfolios, Inc. - Growth Fund:                  131,517,962       112,052,109       19,465,853
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
  Total Variable Annuity Account C                  $2,060,808,031    $1,547,239,509     $513,568,522
========================================================================================================

----------------------------------------------------------------------------------------------------------------------
            Net Unrealized                                         Net
             Gain (Loss)                      Net          Increase (Decrease)                  Net Assets
             -----------                   Change in          In Net Assets                     ----------
     Beginning              End            Unrealized           from Unit            Beginning              End
      of Year             of Year         Gain (Loss)         Transactions            of Year             of Year
----------------------------------------------------------------------------------------------------------------------
        $285,166        $15,161,493        $14,876,327         $73,985,256
                                                                                     $30,357,117        $118,886,521
----------------------------------------------------------------------------------------------------------------------
         223,865          2,304,865          2,081,000          15,496,325
                                                                                       3,411,144          21,230,903
----------------------------------------------------------------------------------------------------------------------
         831,241            405,959           (425,282)            664,776
                                                                                      22,042,115          23,356,943
----------------------------------------------------------------------------------------------------------------------
      13,091,398         17,668,916          4,577,518          79,952,029
                                                                                      87,395,716         172,876,567
----------------------------------------------------------------------------------------------------------------------
          60,530            751,567            691,037          12,773,551
                                                                                       1,505,170          15,281,267
----------------------------------------------------------------------------------------------------------------------
         167,581            140,666            (26,915)          4,046,573
                                                                                       3,858,123           8,417,464
----------------------------------------------------------------------------------------------------------------------
         145,978          2,192,571          2,046,593          33,135,966
                                                                                       5,066,487          40,800,809
----------------------------------------------------------------------------------------------------------------------
            (354)            (6,468)            (6,114)          1,108,236
                                                                                         544,210           1,690,606
----------------------------------------------------------------------------------------------------------------------
         786,497         16,710,390         15,923,893         139,287,080
                                                                                      16,046,863         172,398,274
----------------------------------------------------------------------------------------------------------------------
         (46,118)           102,991            149,109           1,627,816
                                                                                       3,089,046           4,845,481
----------------------------------------------------------------------------------------------------------------------
       1,277,740          3,997,171          2,719,431           5,442,307
                                                                                      14,210,484          23,844,347
----------------------------------------------------------------------------------------------------------------------
      11,656,721          9,459,521         (2,197,200)           (937,272)
                                                                                      89,495,579          95,081,684
----------------------------------------------------------------------------------------------------------------------
      12,783,439         29,299,509         16,516,070           4,017,712
                                                                                     164,724,583         191,515,746
----------------------------------------------------------------------------------------------------------------------
      91,671,503          8,139,519        (83,531,984)        (57,916,538)
                                                                                     425,259,499         346,244,393
----------------------------------------------------------------------------------------------------------------------
 $   594,083,184       $612,391,085      $  18,307,901       $ 781,800,013        $6,632,117,659      $8,565,202,363
======================================================================================================================

                          Independent Auditors' Report

The Board of Directors of Aetna Life Insurance and Annuity Company and
     Contract Owners of Variable Annuity Account C:


We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Annuity Account C (the "Account") as of December 31, 1997, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1997. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and condensed financial information. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company Variable Annuity Account C as of December 31, 1997, the results of its operations and changes in its net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1997 in conformity with generally accepted accounting principles.



                                           /s/ KPMG Peat Marwick LLP


Hartford, Connecticut
February 27, 1998

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY

                   Index to Consolidated Financial Statements
                   ------------------------------------------

                                                                      Page

Independent Auditors' Report                                            F-2

Consolidated Financial Statements:

       Consolidated Statements of Income for the Years Ended
         December 31, 1997, 1996 and 1995                               F-3

       Consolidated Balance Sheets as of December 31, 1997
         and 1996                                                       F-4

       Consolidated Statements of Changes in Shareholder's Equity
         for the Years Ended December 31, 1997, 1996 and 1995           F-5

       Consolidated Statements of Cash Flows for the Years
         Ended December 31, 1997, 1996 and 1995                         F-6

       Notes to Consolidated Financial Statements                       F-7

                          Independent Auditors' Report


The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:

We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiary as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiary at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                      /s/ KPMG Peat Marwick LLP



Hartford, Connecticut
February 3, 1998

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                        Consolidated Statements of Income
                                   (millions)

                                                Years Ended December 31,
                                            --------------------------------
                                              1997         1996       1995
                                            -------       -------    -------
Revenue:
  Premiums                                   $267.1        $133.6     $212.7
  Charges assessed against policyholders      475.0         396.5      318.9
  Net investment income                     1,080.5       1,045.6    1,004.3
  Net realized capital gains                   36.0          19.7       41.3
  Other income                                 39.7          45.4       42.0
                                            -------       -------    -------
        Total revenue                       1,898.3       1,640.8    1,619.2
                                            -------       -------    -------

Benefits and expenses:
  Current and future benefits               1,127.8         968.6      997.2
  Operating expenses                          347.4         342.2      310.8
  Amortization of deferred policy
     acquisition costs                        128.4          69.8       48.0
  Severance and facilities charges               --          61.3         --
                                            -------       -------    -------
       Total benefits and expenses          1,603.6       1,441.9    1,356.0
                                            -------       -------    -------

Income before income taxes                    294.7         198.9      263.2

   Income taxes                                89.4          57.8       87.3
                                            -------       -------    -------

Net income                                   $205.3        $141.1     $175.9
                                            =======       =======    =======

See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                           Consolidated Balance Sheets
                          (millions, except share data)

                                                                               December 31,  December 31,
Assets                                                                           1997           1996
------                                                                           ----           ----
Investments:
  Debt securities available for sale, at fair value
    (amortized cost:  $12,912.2 and $12,539.1)                                 $13,463.8     $12,905.5
  Equity securities, available for sale:
    Nonredeemable preferred stock (cost:  $131.7 and $107.6)                       147.6         119.0
    Investment in affiliated mutual funds (cost:  $78.1 and $77.3)                  83.0          81.1
    Common stock (cost:  $0.2 and $0.0)                                               .6            .3
  Short-term investments                                                            95.6          34.8
  Mortgage loans                                                                    12.8          13.0
  Policy loans                                                                     469.6         399.3
                                                                               ---------      --------
       Total investments                                                        14,273.0      13,553.0

Cash and cash equivalents                                                          565.4         459.1
Accrued investment income                                                          163.0         159.0
Premiums due and other receivables                                                  63.7          26.6
Deferred policy acquisition costs                                                1,654.6       1,515.3
Reinsurance loan to affiliate                                                      397.2         628.3
Other assets                                                                        46.8          33.7
Separate accounts assets                                                        22,982.7      15,318.3
                                                                               ---------      --------

       Total assets                                                            $40,146.4     $31,693.3
                                                                               =========      ========

Liabilities and Shareholder's Equity

Liabilities:
  Future policy benefits                                                        $3,763.7      $3,617.0
  Unpaid claims and claim expenses                                                  38.0          28.9
  Policyholders' funds left with the Company                                    11,143.5      10,663.7
                                                                               ---------      --------
       Total insurance reserve liabilities                                      14,945.2      14,309.6
  Other liabilities                                                                312.8         354.7
  Income taxes:
    Current                                                                         12.4          20.7
    Deferred                                                                        72.0          80.5
  Separate accounts liabilities                                                 22,970.0      15,318.3
                                                                               ---------      --------
       Total liabilities                                                        38,312.4      30,083.8
                                                                               ---------      --------

Shareholder's equity:
  Common stock, par value $50 (100,000 shares
   authorized; 55,000 shares issued and outstanding)                                 2.8           2.8
  Paid-in capital                                                                  418.0         418.0
  Accumulated other comprehensive income                                            92.9          60.5
  Retained earnings                                                              1,320.3       1,128.2
                                                                               ---------      --------
       Total shareholder's equity                                                1,834.0       1,609.5
                                                                               ---------      --------

         Total liabilities and shareholder's equity                            $40,146.4     $31,693.3
                                                                               =========      ========

See Notes to Consolidated Financial Statements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

           Consolidated Statements of Changes in Shareholder's Equity
                                   (millions)

                                                              Years  Ended December 31,
                                                           ---------------------------------
                                                             1997        1996          1995
                                                           --------     --------    --------
Shareholder's equity, beginning of year                    $1,609.5     $1,583.0    $1,088.5

Comprehensive income
   Net income                                                 205.3        141.1       175.9
   Other comprehensive income, net of tax
      Unrealized gains (losses) on securities ($50.1
      million,  $(110.8) million and $494.6 million,           32.4        (72.0)      321.5
      pretax, respectively)
                                                           --------     --------    --------
Total comprehensive income                                    237.7         69.1       497.4
                                                           --------     --------    --------

Capital contributions                                            --         10.4         0.0

Other changes                                                   4.1        (49.5)        0.0

Common stock dividends                                        (17.3)        (3.5)       (2.9)
                                                           --------     --------    --------

Shareholder's equity, end of year                          $1,834.0     $1,609.5    $1,583.0
                                                           ========     ========    ========

See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                      Consolidated Statements of Cash Flows
                                   (millions)

                                                                                 Years Ended December 31,
                                                                             ------------------------------
                                                                              1997        1996        1995
                                                                             ------      ------      ------
Cash Flows from Operating Activities:
         Net income                                                          $205.3      $141.1      $175.9
         Adjustments to reconcile net income to net cash provided by
         (used for) operating activities:
         (Increase) decrease  in accrued investment income                     (4.0)       16.5       (33.3)
         (Increase) decrease in premiums due and other receivables            (33.3)        1.6        25.4
         Increase in policy loans                                             (70.3)      (60.7)      (89.9)
         Increase in deferred policy acquisition costs                       (139.3)     (174.0)     (177.0)
         Decrease in reinsurance loan to affiliate                            231.1        27.2        34.8
         Net increase in universal life account balances                      286.4       243.2       393.4
         (Decrease) increase in other insurance reserve liabilities          (249.6)     (211.5)       79.0
         Net (decrease) increase in other liabilities and other assets        (41.7)        3.1        13.0
         Decrease in income taxes                                             (31.4)      (26.7)       (4.5)
         Net accretion of discount on investments                             (66.4)      (68.0)      (66.4)
         Net realized capital gains                                           (36.0)      (19.7)      (41.3)
         Other, net                                                              --         1.1          --
                                                                           --------    --------    --------
               Net cash provided by (used for) operating activities            50.8      (126.8)      309.1
                                                                           --------    --------    --------

Cash Flows from Investing Activities:
         Proceeds from sales of:
            Debt securities available for sale                              5,311.3     5,182.2     4,207.2
            Equity securities                                                 103.1       190.5       180.8
            Mortgage loans                                                      0.2         8.7        10.7
            Limited partnership                                                  --          --        26.6
         Investment maturities and collections of:
            Debt securities available for sale                              1,212.7       885.2       583.9
            Short-term investments                                             89.3        35.0       106.1
         Cost of investment purchases in:
            Debt securities available for sale                             (6,732.8)   (6,534.3)   (6,034.0)
            Equity securities                                                (113.3)     (118.1)     (170.9)
            Short-term investments                                           (149.9)      (54.7)      (24.7)
            Mortgage loans                                                       --          --       (21.3)
         Other, net                                                              --       (17.6)         --
                                                                           --------    --------    --------
               Net cash used for investing activities                        (279.4)     (423.1)   (1,135.6)
                                                                           --------    --------    --------

Cash Flows from Financing Activities:
         Deposits and interest credited for investment contracts            1,621.2     1,579.5     1,884.5
         Withdrawals of investment contracts                               (1,256.3)   (1,146.2)   (1,109.6)
         Capital contribution to Separate Account                             (25.0)         --          --
         Return of capital from Separate Account                               12.3          --          --
         Capital contribution from HOLDCO                                        --        10.4          --
         Dividends paid to shareholder                                        (17.3)       (3.5)       (2.9)
                                                                           --------    --------    --------
               Net cash provided by financing activities                      334.9       440.2       772.0
                                                                           --------    --------    --------

Net increase (decrease) in cash and cash equivalents                          106.3      (109.7)      (54.5)
Cash and cash equivalents, beginning of year                                  459.1       568.8       623.3
                                                                           --------    --------    --------

Cash and cash equivalents, end of year                                       $565.4      $459.1      $568.8
                                                                           ========    ========    ========

Supplemental cash flow information:
    Income taxes paid, net                                                   $119.6       $85.5       $92.8
                                                                           ========    ========    ========

See Notes to Consolidated Financial Statements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

                   Notes to Consolidated Financial Statements

1.   Summary of Significant Accounting Policies

     Aetna Life Insurance and Annuity Company and its wholly owned subsidiary (collectively, the "Company") are providers of financial services and life insurance products in the United States. The Company has two business segments: financial services and individual life insurance.

     Financial services products include annuity contracts that offer a variety of funding and payout options for individual and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, and non-qualified annuity contracts. These contracts may be deferred or immediate ("payout annuities"). Financial services also include investment advisory services and pension plan administrative services.

     Individual life insurance products include universal life, variable universal life, traditional whole life and term insurance.

     Basis of Presentation
     ---------------------

     The consolidated financial statements include Aetna Life Insurance and Annuity Company and its wholly owned subsidiary, Aetna Insurance Company of America. Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"). HOLDCO is a wholly owned subsidiary of Aetna Retirement Services, Inc., whose ultimate parent is Aetna Inc. ("Aetna").

     The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. Certain reclassifications have been made to 1996 and 1995 financial information to conform to the 1997 presentation.

     New Accounting Standard
     -----------------------

     As of December 31, 1997 the Company adopted Financial Accounting Standard ("FAS") No. 130, Reporting Comprehensive Income. This statement establishes standards for the reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income encompasses all changes in shareholder's equity (except those arising from transactions with shareholders) and includes net income and net unrealized capital gains or losses on available-for-sale securities. As this new standard only requires additional information in a financial statement, it does not affect the Company's financial position or results of operations.

     Future Application of Accounting Standards
     ------------------------------------------

     Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

     FAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, was issued in June 1996 and provides accounting and reporting standards for transfers of financial assets and extinguishments of liabilities.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Future Application of Accounting Standards (Continued)

     FAS No. 125 is effective for 1997 financial statements; however, certain provisions relating to accounting for repurchase agreements and securities lending are not effective until January 1, 1998. Provisions effective in 1997 did not have a material effect on the Company's financial position or results of operations. The Company does not expect adoption of this statement for provisions effective in 1998 to have a material effect on its financial position or results of operations.

     Accounting by Insurance and Other Enterprises for Insurance-Related Assessments

     In December 1997, the American Institute of Certified Public Accountants issued Statement of Position 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments, which provides guidance for determining when an insurance or other enterprise should recognize a liability for guaranty-fund and other insurance related assessments and guidance for measuring the liability. This statement is effective for 1999 financial statements with early adoption permitted. The Company does not expect adoption of this statement to have a material effect on its financial position or results of operations.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

     Cash and Cash Equivalents

     Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.

     Investments

     Debt and equity securities are classified as available for sale and carried at fair value. These securities are written down (as realized capital losses) for other than temporary declines in value. Unrealized capital gains and losses related to available for sale investments, other than amounts allocable to experience rated contractholders, are reflected in shareholder's equity, net of related taxes.

     Fair values for debt and equity securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Investments (Continued)

     The company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of a loaned domestic security and 105% of the market value of a loaned foreign security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. At December 31, 1997 and 1996, the Company loaned securities (which are reflected as invested assets) with a market value of approximately $385.1 million and $444.7 million, respectively.

     Purchases and sales of debt and equity securities are recorded on the trade date.

     The investment in affiliated mutual funds represents an investment in Aetna managed mutual funds which have been seeded by the Company, and is carried at fair value.

     Mortgage loans and policy loans are carried at unpaid principal balances, net of impairment reserves. Sales of mortgage loans are recorded on the closing date.

     Short-term investments, consisting primarily of money market instruments and other debt issues purchased with a maturity of 91 days to one year, are considered available for sale and are carried at fair value, which approximates amortized cost.

     The Company utilizes futures contracts, swap agreements and warrants for other than trading purposes in order to manage investment returns and price risk and to align maturities, interest rates, and funds availability with its obligations. (Refer to Note 3.)

     Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Deferred gains or losses on such futures contracts are amortized over the life of the acquired asset or liability as a yield adjustment or through net realized capital gains or losses upon disposal of an asset. Changes in the fair value of futures contracts that do not qualify as hedges are recorded in net realized capital gains or losses. Hedge designation requires specific asset or liability identification, a probability at inception of high correlation with the position underlying the hedge, and that high correlation be maintained throughout the hedge period. If a hedging instrument ceases to be highly correlated with the position underlying the hedge, hedge accounting ceases at that date and excess gains and losses on the hedging instrument are reflected in net realized capital gains or losses.

     Interest rate swap agreements which are designated as interest rate risk management instruments at inception are accounted for using the accrual method. Accordingly, the difference between amounts

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Investments (Continued)

     paid and received on such agreements is reported in net investment income. There is no recognition in the Consolidated Balance Sheets for changes in the fair value of the agreement.

     Warrants represent the right to purchase specific securities and are accounted for as hedges. Upon exercise, the cost of the warrants are added to the basis of the securities purchased.

     Deferred Policy Acquisition Costs

     Certain costs of acquiring insurance business are deferred. These costs, all of which vary with and are primarily related to the production of new and renewal business, consist principally of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. For fixed ordinary life contracts, such costs are amortized over expected premium-paying periods (up to 20 years). For universal life and certain annuity contracts, such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the life of the contracts (up to 20 years). Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

     Insurance Reserve Liabilities

     Future policy benefits include reserves for universal life, immediate annuities with life contingent payouts and traditional life insurance contracts. Reserves for universal life contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon. Reserves for immediate annuities with life contingent payouts and traditional life insurance contracts are computed on the basis of assumed investment yield, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 2.25% to 12.00% for all years presented. Investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Aetna experience and are periodically reviewed against both industry standards and experience.

     Policyholders' funds left with the Company include reserves for deferred annuity investment contracts and immediate annuities without life contingent payouts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 3.50% to 9.50% for all years presented) net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.

     Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.    Summary of Significant Accounting Policies (Continued)

     Premiums, Charges Assessed Against Policyholders, Benefits and Expenses

     For universal life and certain annuity contracts, charges assessed against policyholders' funds for the cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue in charges assessed against policyholders. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue. Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue when due. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized over the expected lives of the contracts. When annuity payments with life contingencies begin under contracts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity and reflected as an offsetting amount in both premiums and current and future benefits in the Consolidated Statements of Income.

     Separate Accounts

     Assets held under variable universal life and variable annuity contracts are segregated in Separate Accounts and are invested, as designated by the contractholder or participant under a contract, in shares of mutual funds which are managed by the Company, or other selected mutual funds not managed by the Company.

     Separate Accounts assets and liabilities are carried at fair value except for those relating to a guaranteed interest option. Since the Company bears the investment risk where the contract is held to maturity, the assets of the Separate Account supporting the guaranteed interest option are carried at an amortized cost of $658.6 million for 1997 (fair value $668.7 million) and $515.6 million for 1996 (fair value $523.0 million). Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 4.10% to 8.00% in both 1997 and in 1996.

     Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Statements of Income (with the exception of realized capital gains and losses on the sale of assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

     Income Taxes

     The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments

     Debt securities available for sale as of December 31, 1997 were as follows:

                                                                               Gross            Gross
                                                           Amortized        Unrealized        Unrealized           Fair
                                                              Cost              Gains           Losses             Value
                                                           ---------        ----------        ----------          ------
                                                                                   (millions)
       U.S. government and government
          agencies and authorities                           $1,219.7            $74.0             $0.1           $1,293.6

       States, municipalities and political
          subdivisions                                            0.3               --               --                0.3

       U.S. corporate securities:
            Financial                                         2,370.7             84.6              1.3            2,454.0
            Food & fiber                                        195.4              9.3               --              204.7
            Healthcare & consumer products                      728.5             27.0              2.6              752.9
            Media & broadcast                                   252.9             14.7              0.1              267.5
            Natural resources                                   143.5              5.5                -              149.0
            Transportation & capital goods                      528.2             33.2              0.1              561.3
            Utilities                                           521.3             23.5              0.9              543.9
            Other corporate securities                           96.9              3.2                -              100.1
                                                           ----------         --------         --------        -----------
          Total U.S. corporate securities                     4,837.4            201.0              5.0            5,033.4

       Foreign Securities:
            Government                                          612.5             36.7             23.6              625.6
            Utilities                                           177.5             28.7               --              206.2
            Other                                               857.9             27.7             42.8              842.8
                                                           ----------         --------         --------        -----------
          Total foreign securities                            1,647.9             93.1             66.4            1,674.6

       Residential mortgage-backed securities:
            Pass-throughs                                       784.4             71.3              2.0              853.7
            Collateralized mortgage obligations               2,280.5            137.4              2.0            2,415.9
                                                           ----------         --------         --------        -----------
       Total residential mortgage-
          backed securities                                   3,064.9            208.7              4.0            3,269.6

       Commercial/Multifamily mortgage-
          backed securities                                   1,127.8             34.0              0.4            1,161.4

       Other asset-backed securities                          1,014.2             17.1              0.4            1,030.9
                                                           ----------         --------         --------        -----------

       Total Debt Securities                                $12,912.2           $627.9            $76.3          $13,463.8
                                                           ==========         ========         ========        ===========

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Debt securities available for sale as of December 31, 1996 were as follows:

                                                                               Gross            Gross
                                                           Amortized        Unrealized        Unrealized            Fair
                                                              Cost              Gains           Losses             Value
                                                           ---------        ----------        ----------           ------
                                                                                    (millions)
       U.S. government and government
          agencies and authorities                           $1,072.4            $20.5             $4.5           $1,088.4

       States, municipalities and political
          subdivisions                                            6.0              1.2               --                7.2

       U.S. corporate securities:
            Financial                                         2,143.4             43.1              9.7            2,176.8
            Food & fiber                                        198.2              4.6              1.3              201.5
            Healthcare & consumer products                      735.9             20.2              6.3              749.8
            Media & broadcast                                   274.9              7.0              2.8              279.1
            Natural resources                                   187.7              4.5              0.4              191.8
            Transportation & capital goods                      521.9             22.0              1.8              542.1
            Utilities                                           448.8             14.8              2.8              460.8
            Other corporate securities                          141.5               3.0              --              144.5
                                                            ---------         ---------        --------          ---------
          Total U.S. corporate securities                     4,652.3            119.2             25.1            4,746.4

       Foreign Securities:
            Government                                          758.6             36.0              5.7              788.9
            Utilities                                           187.8             16.1               --              203.9
            Other                                               945.5             30.9              6.3              970.1
                                                            ---------         --------         ---------         ---------
          Total foreign securities                            1,891.9             83.0             12.0            1,962.9

       Residential mortgage-backed securities:
            Pass-throughs                                       792.2             78.3              3.1              867.4
            Collateralized mortgage obligations               2,227.8             94.9             13.7            2,309.0
                                                            ---------         ---------        --------          ---------
       Total residential mortgage-
          backed securities                                   3,020.0            173.2             16.8            3,176.4

       Commercial/Multifamily mortgage-
          backed securities                                   1,008.7             24.8              5.6            1,027.9

       Other asset-backed securities                            887.8             10.7               2.2             896.3
                                                            ---------         --------         ---------          --------

       Total Debt Securities                                $12,539.1           $432.6            $66.2          $12,905.5
                                                            =========         ========         =========          ========

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     At December 31, 1997 and 1996, net unrealized appreciation of $551.6 million and $366.4 million, respectively, on available-for-sale debt securities included $429.3 million and $288.5 million, respectively, related to experience rated contracts, which were not reflected in shareholder's equity but in future policy benefits and policyholders' funds left with the Company.

     The carrying and fair value of debt securities for the year ended December 31, 1997 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.

                                             Amortized               Fair
                                               Cost                 Value
                                             ---------              ------
                                                       (millions)
      Due to mature:
        One year or less                        $367.3                $367.6
        After one year through five years      2,165.1               2,195.4
        After five years through ten years     2,367.3               2,407.0
        After ten years                        2,805.6               3,031.9
        Mortgage-backed securities             4,192.7               4,431.0
        Other asset-backed securities          1,014.2               1,030.9
                                             ---------             ---------

               Total                         $12,912.2             $13,463.8
                                             =========             =========

     At December 31, 1997 and 1996, debt securities carried at $8.2 million and $7.6 million, respectively, were on deposit as required by regulatory authorities.

     The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1997.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Included in the Company's debt securities were residential collateralized mortgage obligations ("CMOs") supporting the following:

                                                              1997                        1996
                                                     ---------------------       ------------------------
                                                       Fair      Amortized         Fair         Amortized
                                                      Value         Cost           Value           Cost
                                                     --------     --------       --------        --------
                                                                          (millions)
           Total residential CMOs(1)                 $2,415.9     $2,280.5       $2,309.0        $2,227.8
                                                     ========     ========       ========        ========

           Percentage of total:
               Supporting experience rated products      81.6%                       84.2%
               Supporting remaining products             18.4%                       15.8%
                                                        -----                       -----
                                                        100.0%                      100.0%
                                                        =====                       =====

          (1) At December 31, 1997 and 1996, approximately 73% and 71%, respectively, of the Company's residential CMO holdings were backed by government agencies such as GNMA, FNMA, FHLMC.

     There are various categories of CMOs which are subject to different degrees of risk from changes in interest rates and, for nonagency-backed CMOs, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated. At December 31, 1997 and 1996, approximately 4% and 3%, respectively, of the Company's CMO holdings were invested in types of CMOs which are subject to more prepayment and extension risk than traditional CMOs (such as interest- or principal-only strips).

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Investments in equity securities available for sale were as follows:

                                             Gross        Gross
                              Amortized    Unrealized   Unrealized    Fair
                                 Cost        Gains        Losses      Value
                              ---------    ----------   ----------    -----
                                                 (millions)
           1997
           Equity Securities    $210.0        $21.3        $0.1      $231.2
                                ======        =====        ====      ======

           1996
           Equity Securities    $184.9        $16.3        $0.8      $200.4
                                ======        =====        ====      ======

3.   Financial Instruments

     Estimated Fair Value
     --------------------
     The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 1997 and 1996 were as follows:

                                            1997                    1996
                                     --------------------     -----------------
                                      Carrying      Fair      Carrying     Fair
                                        Value      Value       Value      Value
                                     ---------     ------     --------    -----
                                                      (millions)
        Assets:
            Mortgage loans           $    12.8   $   12.4   $   13.0  $   13.2
        Liabilities:
            Investment contract
             liabilities:
              With a fixed maturity  $ 1,030.3   $1,005.4   $1,014.1  $1,028.8
              Without a fixed
               maturity               10,113.2    9,587.5    9,649.6   9,427.6

     Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

3.   Financial Instruments (Continued)

     Estimated Fair Value  (Continued)

     The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:

     Mortgage loans: Fair values are estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans.

     Investment contract liabilities (included in policyholders' funds left with the Company):

     With a fixed maturity: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

     Without a fixed maturity: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

     Off-Balance-Sheet and Other Financial Instruments (including Derivative Instruments)

     The Company uses off-balance-sheet and other financial instruments primarily to manage portfolio risks, including interest rate, prepayment/call, credit, price, and liquidity risks. In 1997 and 1996, Treasury futures contracts were used to manage interest rate risk in the Company's bond portfolio; and, in 1996, stock index futures contracts were used to manage price risk in the Company's equity portfolio. In 1996 and 1995, interest rate swaps and forward commitments to enter into interest rate swaps, respectively, were also used to manage interest rate risk in the Company's bond portfolio.

     Futures Contracts:

     Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk. Cash settlements are made daily based on changes in the prices of the underlying assets. There were no futures contracts open as of December 31, 1997 and 1996.

     Interest Rate Swaps:

     Under interest rate swaps, the Company agrees with other parties to exchange interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made. A single net payment is usually made by one counterparty at each due date or upon termination of the contract. The Company would be

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

3.   Financial Instruments (Continued)

     Off-Balance-Sheet and Other Financial Instruments (Including Derivative Instruments) (Continued)

     exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, however, the Company controls its exposure to credit risk through credit approvals, credit limits and regular monitoring procedures. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. There were no interest rate swap agreements open as of December 31, 1997 and 1996.

     During 1995, the Company received $0.4 million for writing call options on underlying securities. The Company did not write any call options in 1997 and 1996.

     Warrants:

     Warrants are instruments giving the Company the right, but not the obligation to buy a security at a given price during a specified period. As of December 31, 1997 and 1996, the Company had open warrants to purchase equity securities with a fair value of $0.6 million and $0.3 million, respectively.

     Debt Instruments with Derivative Characteristics:

     The Company also had investments in certain debt instruments with derivative characteristics, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short or long term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. The amortized cost and fair value of these securities, included in the debt securities portfolio, as of December 31, 1997 was as follows:

                                                          Amortized       Fair
                                                             Cost         Value
                                                          ---------       ----
                                                               (millions)

           Residential collateralized mortgage
                obligations                               $2,280.5      $2,415.9
                Principal-only strips (included above)        59.0          67.0
                Interest-only strips (included above)         12.8          24.3
           Other structured securities with derivative
                characteristics (1)                          107.4         105.2

          (1) Represents non-leveraged instruments whose fair values and credit risk are based on underlying securities, including fixed income securities and interest rate swap agreements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

4.   Net Investment Income

     Sources of net investment income were as follows:

                                             1997        1996        1995
                                             ----        ----        ----
                                                      (millions)
            Debt securities                  $962.8      $945.3       $891.5
            Nonredeemable preferred stock      13.7         5.9          4.2
            Investment in affiliated
               mutual funds                     4.9        14.3         14.9
            Mortgage loans                      1.3         2.2          1.4
            Policy loans                       19.9        18.4         13.7
            Reinsurance loan to affiliate      37.5        44.1         46.5
            Cash equivalents                   44.2        29.4         38.9
            Other                              10.0         2.1          8.4
                                           --------    --------     --------
            Gross investment income         1,094.3     1,061.7      1,019.5
            Less investment expenses          (13.8)      (16.1)       (15.2)
                                           --------    --------     --------
            Net investment income          $1,080.5    $1,045.6     $1,004.3
                                           ========    ========     ========

     Net investment income includes amounts allocable to experience rated contractholders of $823.1 million, $787.6 million and $744.2 million for the years ended December 31, 1997, 1996 and 1995, respectively. Interest credited to contractholders is included in current and future benefits.

5.   Dividend Restrictions and Shareholder's Equity

     The Company paid $17.3 million and $3.5 million in cash dividends to HOLDCO in 1997 and 1996, respectively.

     The amount of dividends that may be paid to the shareholder in 1998 without prior approval by the Insurance Commissioner of the State of Connecticut is $77.6 million.

     The Insurance Department of the State of Connecticut (the "Department") recognizes as net income and shareholder's capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $80.5 million, $57.8 million and $70.0 million for the years ended December 31, 1997, 1996 and 1995, respectively. Statutory capital and surplus was $778.7 million and $713.6 million as of December 31, 1997 and 1996, respectively.

     As of December 31, 1997 the Company does not utilize any statutory accounting practices which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

6.   Capital Gains and Losses on Investment Operations

     Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold.

     Net realized capital gains on investments were as follows:

                                                1997      1996        1995
                                                ----      ----        ----
                                                       (millions)

           Debt securities                      $22.5     $11.1      $32.8
           Equity securities                      9.9       8.6        8.3
           Other                                  3.6        --        0.2
                                               ------  --------     ------
           Pretax realized capital gains        $36.0     $19.7      $41.3
                                               ======  ========     ======
           After tax realized capital gains     $23.2     $13.0      $25.8
                                               ======  ========     ======

     Net realized capital gains of $96.1 million, $53.1 million and $61.1 million for 1997, 1996 and 1995, respectively, allocable to experience rated contracts, were deducted from net realized capital gains and an offsetting amount was reflected in policyholders' funds left with the Company. Net unamortized gains were $138.1 million and $53.3 million at December 31, 1997 and 1996, respectively.

     Proceeds from the sale of available-for-sale debt securities and the related gross gains and losses were as follows:

                                 1997         1996           1995
                                 -----        -----          ----
                                            (millions)

           Proceeds on Sales    $5,311.3      $5,182.2      $4,207.2
           Gross Gains              25.8          24.3          44.6
           Gross Losses              3.3          13.2          11.8

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

6.   Capital Gains and Losses on Investment Operations (Continued)

     Changes in shareholder's equity related to changes in accumulated other comprehensive income (unrealized capital gains and losses on securities) (excluding those related to experience rated contractholders) were as follows:

                                                1997       1996       1995
                                                ----       ----       ----
                                                       (millions)

          Debt securities                      $44.3    $(100.1)      $255.9
          Equity securities                      5.6      (10.5)        27.3
          Limited partnership                     --         --          1.8
                                               -----    -------       ------
                                                49.9     (110.6)       285.0
          Increase (decrease) in deferred
            income taxes (See Note 8)           17.5      (38.6)       (36.5)
                                               -----    -------       ------
          Net changes in accumulated other
          comprehensive income                 $32.4     $(72.0)      $321.5
                                               =====    =======       ======

     Net unrealized capital gains allocable to experience rated contracts of $356.7 million and $72.6 million at December 31, 1997 and $245.2 million and $43.3 million at December 31, 1996 are reflected on the Consolidated Balance Sheets in policyholders' funds left with the Company and future policy benefits, respectively, and are not included in shareholder's equity.

     Shareholder's equity included the following accumulated other comprehensive income, which are net of amounts allocable to experience rated contractholders, at December 31:

                                                 1997     1996       1995
                                                 ----     ----       ----
                                                      (millions)
          Debt securities
            Gross unrealized capital gains      $140.6    $101.7    $179.3
            Gross unrealized capital losses      (18.4)    (23.8)     (1.3)
                                                 -----     -----     -----
                                                 122.2      77.9     178.0
          Equity securities
            Gross unrealized capital gains        21.2      16.3      27.2
            Gross unrealized capital losses       (0.1)     (0.8)     (1.2)
                                                  ----      ----     -----
                                                  21.1      15.5      26.0

          Deferred income taxes (See Note 8)      50.4      32.9      71.5
                                                  ----      ----     -----
          Net accumulated other
            comprehensive income                 $92.9     $60.5    $132.5
                                                  ====      ====     =====

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

6.   Capital Gains and Losses on Investment Operations (Continued)

     Changes in accumulated other comprehensive income related to changes in unrealized gains (losses) on securities (excluding those related to experience rated contractholders) were as follows:

                                                   1997       1996       1995
                                                   ----       ----       ----
                                                           (millions)
          Unrealized holding gains (losses)
          arising during the period (1)            $98.8    $(14.8)    $390.5
          Less:  reclassification adjustment
             for gains and other items included
             in net  income (2)                     66.4      57.2       69.0
                                                   -----    ------     ------
           Net unrealized gains (losses)
             on securities                         $32.4    $(72.0)    $321.5
                                                   =====    ======     ======

          (1) Pretax unrealized holding gains (losses) arising during the period were $152.0 million, ($22.8) million and $600.8 million for 1997, 1996 and 1995, respectively.

          (2) Pretax reclassification adjustments for gains and other items included in net income were $102.4 million, $87.7 million and $107.5 million for 1997, 1996 and 1995, respectively.

7.   Severance and Facilities Charges

     Severance and facilities charges during 1996, as described below, included the following (pretax):

                                                      Vacated
                                             Asset    Leased                    Corporate
      (Millions)                 Severance Write-off Property  Other Allocation   Total
      -------------------------- --------- --------- --------- ----- ---------- ---------
      Financial Services             $29.1    $1.0     $1.3    $1.7    $  --       $33.1
      Individual Life Insurance       12.5     0.4      0.5     0.8       --        14.2
      Corporate Allocation              --      --       --      --     14.0        14.0
                                 --------- --------- --------- ----- ---------- ---------
         Total Company               $41.6    $1.4     $1.8    $2.5    $14.0       $61.3
      -------------------------- --------- --------- --------- ----- ---------- ---------

     In the third quarter of 1996, the Company recorded a $30.7 million after tax ($47.3 million pretax) charge principally related to actions taken or expected to be taken to improve its cost structure relative to its competitors. The severance portion of the charge is based on a plan to eliminate 702 positions (primarily customer service, sales and information technology support staff). The facilities portion of the charge is based on a plan to consolidate sales/service field offices.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

7.   Severance and Facilities Charges (Continued)

     In addition to the above charge, Aetna recorded a facilities and severance charge in the second quarter of 1996, primarily as a result of actions taken or expected to be taken to reduce the level of corporate expenses and other costs previously absorbed by Aetna's property-casualty operations, which were sold in April 1996. The cost allocated to the Company associated with this charge was $9.1 million after tax ($14.0 million pretax).

     Activity for 1997 and 1996 within the severance and facilities reserve (pretax, in millions) and the number of positions eliminated related to such actions were as follows:

       (Millions)                            Reserve      Positions
       -----------------------------------   ----------   ---------

       Balance at December 31, 1995           $   --           --
         Severance and facilities charges       47.3          702
         Corporate Allocation                   14.0           --
         Actions taken (1)                     (13.4)        (178)
                                             ----------   ---------
       Balance at December 31, 1996             47.9          524
         Actions taken (1)                     (27.1)        (163)
                                             ----------   ---------
       Balance at December 31, 1997            $20.8          361
                                             ==========   =========

      (1) Includes $15.9 million and $8.0 million in 1997 and 1996, respectively, of severance-related actions and $7.9 million and $4.1 million in 1997 and 1996, respectively, of corporate allocation-related actions.

     The Company's severance actions are expected to be substantially completed by September 30, 1998. The corporate allocation actions were substantially completed in 1997.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes

     The Company is included in the consolidated federal income tax return, the Illinois Unitary return and the Connecticut and the New York combined state income tax returns of Aetna. Aetna allocates to each member an amount approximating the tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes used in the consolidated federal income tax return.

     Income taxes for the years ended December 31, consist of:

                                                     1997     1996      1995
                                                     ----     ----      ----
                                                           (millions)
            Current taxes:
              Income Taxes:
                Federal income tax                   $64.5     $50.9     $82.9
                State income tax                       3.7       3.7       3.2
                Net realized capital gains            45.6      25.3      28.5
                                                     -----      ----      ----
                                                     113.8      79.9     114.6
                                                     -----      ----     -----
            Deferred taxes (benefits):
              Income taxes:
                Federal                                8.4      (3.5)    (14.4)
                Net realized capital gains (losses)  (32.8)    (18.6)    (12.9)
                                                     -----     -----     -----
                                                     (24.4)    (22.1)    (27.3)
                                                     -----     -----     -----
            Total                                    $89.4     $57.8     $87.3
                                                     =====     =====     =====

     Income taxes were different from the amount computed by applying the federal income tax rate to income before income taxes for the following reasons:

                                              1997         1996        1995
                                              ----         ----        ----
                                                        (millions)

            Income before income taxes        $294.7       $198.9       $263.2
            Tax rate                              35%          35%          35%
                                             -------      -------      -------
            Application of the tax rate        103.1         69.6         92.1
                                             -------      -------      -------
            Tax effect of:
              State income tax, net of
                 federal benefit                 2.4          2.4          2.1
              Excludable dividends             (15.9)        (8.7)        (9.3)
              Other, net                        (0.2)        (5.5)         2.4
                                             -------      -------      --------
                 Income taxes                  $89.4        $57.8        $87.3
                                             =======      =======      ========

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes (Continued)

     The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:

                                                     1997          1996
                                                     ----          ----
                                                         (millions)

           Deferred tax assets:
              Insurance reserves                     $415.8        $344.6
              Unrealized gains allocable to
                experience rated contracts            150.1         100.8
              Investment losses                         6.6           7.5
              Postretirement benefits other
                than pensions                          26.3          27.0
              Deferred compensation                    31.2          25.0
              Pension                                  (3.6)          7.6
              Restructuring charge                      9.5          17.6
              Depreciation                              3.9           2.6
              Other                                     8.8           9.1
                                                  ---------      --------
           Total gross assets                         648.6         541.8

           Deferred tax liabilities:
              Deferred policy acquisition costs       515.6         482.1
              Market discount                           5.1           6.8
              Net unrealized capital gains            200.5         133.7
              Other                                    (0.6)         (0.3)
                                                  ---------     ---------
           Total gross liabilities                    720.6         622.3
                                                  ---------     ---------
           Net deferred tax liability                 $72.0         $80.5
                                                  =========     =========

     Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. As of December 31, 1997 and 1996, no valuation allowances were required for unrealized capital gains and losses.

     The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 1997. This amount would be taxed only under certain conditions. No income taxes have been provided on this amount since management believes the conditions under which such taxes would become payable are remote.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes (Continued)

     The Internal Revenue Service ("Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1990. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1991 through 1994.

9.   Benefit Plans

     Employee Pension Plans - The Company, in conjunction with Aetna, has noncontributory defined benefit pension plans covering substantially all employees. The plans provide pension benefits based on years of service and average annual compensation (measured over 60 consecutive months of highest earnings in a 120-month period). Contributions are determined using the Projected Unit Credit Method and, for qualified plans subject to ERISA requirements, are limited to amounts that are tax-deductible. As of December 31, 1997, Aetna's accrued pension cost has been allocated to its subsidiaries, including the Company, under an allocation based on eligible salaries. Data on a separate company basis regarding the proportionate share of the projected benefit obligation and plan assets is not available. The accumulated benefit obligation and plan assets are recorded by Aetna. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits. Allocated pretax charges to operations for the pension plan (based on the Company's total salary cost as a percentage of Aetna's total salary cost) were $2.7 million, $4.3 million and $6.1 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     Employee Postretirement Benefits - In addition to providing pension benefits, Aetna currently provides certain health care and life insurance benefits for retired employees. A comprehensive medical and dental plan is offered to all full-time employees retiring at age 50 with 15 years of service or at age 65 with 10 years of service. There is a cap on the portion of the cost paid by the Company relating to medical and dental benefits. Retirees are generally required to contribute to the plans based on their years of service with Aetna. The costs to the Company associated with the Aetna postretirement plans for 1997, 1996 and 1995 were $2.7 million, $1.8 million and $1.4 million, respectively.

     As of December 31, 1996, Aetna transferred to the Company approximately $77.7 million of accrued liabilities, primarily related to the pension and postretirement benefit plans described above, that had been previously recorded by Aetna. The after tax amount of this transfer (approximately $50.5 million) is reported as a reduction in retained earnings. In 1997, other changes in shareholder's equity includes an additional $0.8 million reduction reflecting revisions to the allocation of these accrued liabilities.

     Agent Pension Plans - The Company, in conjunction with Aetna, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

 9.  Benefit Plans (Continued)

     Agent Postretirement Benefits - The Company, in conjunction with Aetna, also provides certain postretirement health care and life insurance benefits for certain agents. The costs to the Company associated with the agents' postretirement plans for 1997, 1996 and 1995 were $0.6 million, $0.7 million and $0.8 million, respectively.

     Incentive Savings Plan - Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in common stock of Aetna or certain other investments, are matched, up to 5% of compensation, by Aetna. Pretax charges to operations for the incentive savings plan were $4.4 million, $5.4 million and $4.9 million in 1997, 1996 and 1995, respectively.

     Stock Plans - Aetna has a stock incentive plan that provides for stock options, deferred contingent common stock or equivalent cash awards or restricted stock to certain key employees. Executive and middle management employees may be granted options to purchase common stock of Aetna at or above the market price on the date of grant. Options generally become 100% vested three years after the grant is made, with one-third of the options vesting each year. Aetna does not recognize compensation expense for stock options granted at or above the market price on the date of grant under its stock incentive plans. In addition, executives may be granted incentive units which are rights to receive common stock or an equivalent value in cash. The incentive units may vest within a range from 0% to 175% at the end of a four year period based on the attainment of performance goals. The costs to the Company associated with the Aetna stock plans for 1997, 1996 and 1995, were $2.9 million, $8.1 million and $6.3 million, respectively. As of December 31, 1996, Aetna transferred to the Company approximately $1.1 million of deferred tax benefits related to stock options. This amount is reported as an increase in retained earnings. In 1997, other changes in shareholder's equity include an additional increase of $2.3 million reflecting revisions to the allocation of the deferred tax benefit.

10.  Related Party Transactions

     The Company is compensated by the Separate Accounts for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance contracts, the Separate Accounts pay the Company a daily fee which, on an annual basis, ranges, depending on the product, from 0.10% to 1.90% of their average daily net assets. The Company also receives fees from Aetna managed mutual funds for serving as investment adviser. Under the advisory agreements, these funds pay the Company a daily fee which, on an annual basis, ranges, depending on the fund, from 0.25% to 0.85% of their average daily net assets. The Company also receives fees (expressed as a percentage of the average daily net assets) from some of its funds for providing administration services, and from The Aetna Series Fund for providing shareholder services and promoting sales. The amount of compensation and fees received from the Separate Accounts and mutual funds, included in charges assessed against policyholders, amounted to $271.2 million, $186.8 million and $128.1 million in 1997, 1996 and 1995, respectively. The Company may waive advisory fees at its discretion.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

10.  Related Party Transactions (Continued)

     The Company acts as an investment adviser for its affiliated mutual funds. Since August 1996, Aeltus Investment Management, Inc. ("Aeltus"), a wholly owned subsidiary of HOLDCO and an affiliate of the Company, has been acting as Subadvisor for affiliated mutual funds and adviser for most of the General Account assets. Fees paid by the Company to Aeltus, included in both charges assessed against policyholders and net investment income, on an annual basis, range from 0.06% to 0.55% of the average daily net assets under management. For the years ended December 31, 1997 and 1996, the Company paid $45.5 million and $16.0 million in such fees.

     The Company may, from time to time, make reimbursements to an Aetna managed mutual fund for some or all of its operating expenses. Reimbursement arrangements may be terminated at any time without notice.

     Since 1981, all domestic individual non-participating life insurance of Aetna and its subsidiaries has been issued by the Company. Effective December 31, 1988, the Company entered into a reinsurance agreement with Aetna Life Insurance Company ("Aetna Life") in which substantially all of the non-participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. A $6.1 million and a $108.0 million commission, paid by the Company to Aetna Life in 1996 and 1988, respectively, was capitalized as deferred policy acquisition costs. In consideration for the assumption of this business, a loan was established relating to the assets held by Aetna Life which support the insurance reserves. Effective January 1, 1997, this agreement has been amended to transition (based on underlying investment rollover in Aetna Life) from a modified coinsurance to a coinsurance arrangement. As a result of this change, reserves will be ceded to the Company from Aetna Life as investment rollover occurs and the loan previously established will be reduced. The Company maintained insurance reserves of $574.5 million ($397.2 million relating to the modified coinsurance agreement and $177.3 million relating to the coinsurance agreement) and $628.3 million as of December 31, 1997 and 1996, respectively, relating to the business assumed. The fair value of the loan relating to assets held by Aetna Life was $412.3 million and $625.3 million as of December 31, 1997 and 1996, respectively, and is based upon the fair value of the underlying assets. Premiums of $176.7 million, $25.3 million and $28.0 million and current and future benefits of $183.9 million, $39.5 million and $43.0 million were assumed in 1997, 1996 and 1995, respectively.

     Investment income of $37.5 million, $44.1 million and $46.5 million was generated from the reinsurance loan to affiliate in 1997, 1996 and 1995, respectively.

     On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company also is responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $32.5 million and $28.9 million were maintained for this contract as of December 31, 1997 and 1996, respectively.

     Effective February 1, 1992, the Company increased its retention limit per individual life to $2.0 million and entered into a reinsurance agreement with Aetna Life to reinsure amounts in excess of this

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

10.  Related Party Transactions (Continued)

     limit, up to a maximum of $8.0 million on any new individual life business, on a yearly renewable term basis. Premium amounts related to this agreement were $5.9 million, $5.2 million and $3.2 million for 1997, 1996 and 1995, respectively.

     Effective October 1, 1997, the Company entered into a reinsurance agreement with Aetna Life to assume amounts in excess of $0.2 million for certain of its participating life insurance, on a yearly renewable term basis. Premium amounts related to this agreement were $0.7 million in 1997.

     The Company received a capital contribution of $10.4 million in cash from HOLDCO in 1996. The Company received no capital contributions in 1997 or 1995.

     The Company paid $17.3 million and $3.5 million in cash dividends to HOLDCO in 1997 and 1996, respectively. In 1995, the Company dividended $2.9 million in the form of two of its subsidiaries, Systematized Benefits Administrators, Inc. and Aetna Investment Services, Inc., to Aetna Retirement Services, Inc. (the Company's former parent).

     Premiums due and other receivables include $37.0 million and $2.8 million due from affiliates in 1997 and 1996, respectively. Other liabilities include $1.2 million and $10.7 million due to affiliates for 1997 and 1996, respectively.

     As of December 31, 1997, Aetna transferred to the Company $2.5 million based on its decision not to settle state tax liabilities for the years 1996 and 1997. This amount has been reported as an other increase in retained earnings.

     Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of service provided.

11.  Reinsurance

     The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverables deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

11.  Reinsurance (Continued)

     The following table includes premium amounts ceded/assumed to/from affiliated companies as discussed in Note 10 above.

                                                         Ceded to       Assumed
                                              Direct      Other       from Other       Net
                                              Amount    Companies      Companies     Amount
                                                         (millions)
                                              -------  -------------  -----------  ---------
                              1997
                              ----
           Premiums:
              Life Insurance                   $ 35.7      $15.1         $177.4      $198.0
              Accident and Health Insurance       5.6        5.6             --          --
              Annuities                          67.9         --            1.2        69.1
                                              -------  -------------  -----------  ---------
                  Total earned premiums        $109.2      $20.7         $178.6      $267.1
                                              =======  =============  ===========  =========

                              1996
                              ----
           Premiums:
              Life Insurance                   $ 34.6      $11.2          $25.3      $ 48.7
              Accident and Health Insurance       6.3        6.3             --          --
              Annuities                          84.3         --            0.6        84.9
                                              -------  -------------  -----------  ---------
                  Total earned premiums        $125.2      $17.5          $25.9      $133.6
                                              =======  =============  ===========  =========

                              1995
                              ----
           Premiums:
              Life Insurance                   $ 28.8      $ 8.6          $28.0       $ 48.2
              Accident and Health Insurance       7.5        7.5             --           --
              Annuities                         164.0         --            0.5        164.5
                                              -------  -------------  -----------  ---------
                  Total earned premiums        $200.3      $16.1          $28.5       $212.7
                                              =======  =============  ===========  =========

12.  Commitments and Contingent Liabilities

     Commitments

     Through the normal course of investment operations, the Company commits to either purchase or sell securities or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31, 1997, the Company had commitments to purchase investments of $38.7 million. The fair value of the investments at December 31, 1997 approximated $39.0 million.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

12.  Commitments and Contingent Liabilities (Continued)

     Litigation

     The Company is involved in numerous lawsuits arising, for the most part, in the ordinary course of its business operations. While the ultimate outcome of litigation against the Company cannot be determined at this time, after consideration of the defenses available to the Company and any related reserves established, it is not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.


13.  Segment Information (1)

     The Company's operations are reported through two major business segments:
     Financial Services and Individual Life Insurance. Summarized financial information for the Company's principal operations was as follows:

                                                1997         1996         1995
                                             ---------    ---------    ---------
                                                          (millions)
         Revenue:
           Financial Services                 $1,277.9     $1,195.1     $1,211.3
           Individual Life Insurance             620.4        445.7        407.9
                                             ---------    ---------    ---------
                Total revenue                 $1,898.3     $1,640.8     $1,619.2
                                             =========    =========    =========
         Income before income taxes: (2)
           Financial Services                   $188.2       $129.9       $160.1
           Individual Life Insurance             106.5         83.0        103.1
                                             ---------    ---------    ---------
                Total income before
                  income taxes                  $294.7       $212.9       $263.2
                                             =========    =========    =========
         Net income: (2)
           Financial Services                   $137.5        $94.3       $113.8
           Individual Life Insurance              67.8         55.9         62.1
                                             ---------    ---------    ---------
                Net income                      $205.3       $150.2       $175.9
                                             =========    =========    =========
         Assets under management: (3)
           Financial Services  (4)           $37,609.3    $27,268.1    $22,534.4
           Individual Life Insurance           3,096.1      2,830.5      2,590.9
                                             ---------    ---------    ---------
             Total assets under management    40,705.4    $30,098.6    $25,125.3
                                             =========    =========    =========

          (1) The 1996 results include severance and facilities charges of $30.7 million, after tax. Of this charge $21.5 million related to the Financial Services segment and $9.2 million related to the Individual Life Insurance segment.

          (2) Excludes any effect of the corporate facilities and severance charge recorded in 1996 which is not directly allocable to the Financial Services and Individual Life Insurance segments. (Refer to Note 7).

          (3) Excludes net unrealized capital gains (losses) of $551.5 million, $366.4 million and $797.1 million at December 31, 1997, 1996 and 1995, respectively.

          (4) The December 31, 1997 balance includes the transfer of $4,078.5 million of assets under management that were previously reported by an affiliate.

Form No. SAI.75964-98                                        ALIAC Ed. May 1998